UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21852

COLUMBIA FUNDS SERIES TRUST II

(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474

(Address of principal executive offices)                 (Zip code)

Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 671-1947

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Item 1. Reports to Stockholders.

Annual Report

Columbia

Global Equity Fund

Annual Report for the Period Ended October 31, 2011

Columbia Global Equity Fund seeks to provide shareholders with long-term capital growth.

Not FDIC insured ¡ No bank guarantee  ¡ May lose value

Your Fund at a Glance	2

Manager Commentary	5

The Fund’s Long-term Performance	12

Fund Expense Example	14

Portfolio of Investments	16

Statement of Assets and Liabilities	25

Statement of Operations	27

Statement of Changes in Net Assets	29

Financial Highlights	32

Notes to Financial Statements	41

Report of Independent Registered Public Accounting Firm	61

Federal Income Tax Information	63

Board Members and Officers	64

Proxy Voting	72

See the Fund’s prospectus for risks associated with investing in the Fund.

COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT	1

Your Fund at a Glance

FUND SUMMARY

>	Columbia Global Equity Fund (the Fund) Class A shares declined 1.40% (excluding sales charge) for the 12 months ended October 31, 2011.

>	The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index (Net), which advanced 0.43% for the 12-month period.

ANNUALIZED TOTAL RETURNS (for period ended October 31, 2011)

	1 year	3 years	5 years	10 years
Columbia Global Equity Fund Class A (excluding sales charge)	-1.40%	+10.88%	-0.89%	+4.46%
MSCI All Country World Index (Net) (unmanaged)	+0.43%	+12.01%	-0.30%	+5.30%
MSCI All Country World Index (Gross) (unmanaged)	+0.94%	+12.62%	+0.23%	+5.82%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses and taxes (except the MSCI All Country World Index (Net), which reflects reinvested dividends net of withholding taxes). It is not possible to invest directly in an index.

2	COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS

at October 31, 2011
Without sales charge	1 year	3 years	5 years	10 years	Since inception*
Class A (inception 5/29/90)	-1.40%	+10.88%	-0.89%	+4.46%	N/A
Class B (inception 3/20/95)	-2.26%	+10.03%	-1.67%	+3.66%	N/A
Class C (inception 6/26/00)	-2.14%	+10.07%	-1.64%	+3.65%	N/A
Class I (inception 8/1/08)	-0.98%	+11.45%	N/A	N/A	-0.84%
Class R (inception 12/11/06)	-1.70%	+10.84%	N/A	N/A	-1.77%
Class R4 (inception 3/20/95)	-1.33%	+11.08%	-0.73%	+4.65%	N/A
Class R5 (inception 12/11/06)	-1.13%	+11.43%	N/A	N/A	-1.27%
Class W (inception 12/1/06)	-1.52%	+10.93%	N/A	N/A	-1.53%
Class Z (inception 9/27/10)	-1.29%	N/A	N/A	N/A	+2.38%

With sales charge
Class A (inception 5/29/90)	-7.05%	+8.69%	-2.06%	+3.83%	N/A
Class B (inception 3/20/95)	-7.14%	+9.20%	-2.07%	+3.66%	N/A
Class C (inception 6/26/00)	-3.11%	+10.07%	-1.64%	+3.65%	N/A

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

*For	classes with less than 10 years performance.

COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT	3

Your Fund at a Glance (continued)

MORNINGSTAR STYLE BOXTM

The Morningstar Style BoxTM is based on the Fund’s portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2011 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

4	COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT

Manager Commentary

Threadneedle, an indirect-wholly-owned subsidiary of Ameriprise Financial, Inc., is the subadviser to the Fund.

Dear Shareholders,

Columbia Global Equity Fund (the Fund) Class A shares declined 1.40% (excluding sales charge) for the 12 months ended October 31, 2011. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index (Net) (MSCI Index), which advanced 0.43% for the 12-month period.

COUNTRY BREAKDOWN(1) (at October 31, 2011)
Australia	1.1%
Brazil	2.7
Canada	1.6
China	0.5
Cyprus	0.6
Denmark	0.6
France	3.2
Germany	3.9
Hong Kong	2.5
India	0.7
Indonesia	1.2
Ireland	1.0
Italy	1.4
Japan	8.9
Netherlands	2.6
Panama	0.6
Poland	0.6
Russian Federation	0.5
Singapore	1.0
South Africa	0.5
South Korea	3.3
Switzerland	7.5
Taiwan	0.9
United Kingdom	8.7
United States	43.1
Other(2)	0.8

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Includes Cash Equivalents.

COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT	5

Manager Commentary (continued)

Significant performance factors

The past fiscal year was marked by a plethora of events that created headwinds for the global economy and global equity markets. These included the European sovereign debt crisis; unrest in the Middle East and Africa; an earthquake, tsunami and nuclear disaster in Japan and the possibility that the Chinese government would overdo efforts to choke off inflation and unwittingly smother economic activity. As a result, investors became increasingly risk averse and equity markets fell sharply.

It appears to us that the market decline over the final four months of the fiscal year was an overreaction to the economic and political situations. There are bright spots for global equities. U.S. economic growth remains positive, but slower. Meanwhile emerging market and Asian economies appear likely to keep growing. Politicians must ultimately find a solution to the European debt crisis, though they will probably wait until the last possible moment. Corporate balance sheets are healthy, much stronger than they were three years ago, and companies are now more tightly run with lower debt and reduced costs. Equity valuations also appear attractive.

Stock selection in Europe was a leading contributor to the Fund’s results during the fiscal year. Although Europe is currently our least favored region due to its

TOP TEN HOLDINGS(1) (at October 31, 2011)
McDonald’s Corp. (United States)	2.0%
International Business Machines Corp. (United States)	2.0
PepsiCo, Inc. (United States)	1.8
Wal-Mart Stores, Inc. (United States)	1.7
Oracle Corp. (United States)	1.7
Vodafone Group PLC (United Kingdom)	1.7
BG Group PLC (United Kingdom)	1.6
JPMorgan Chase & Co. (United States)	1.6
Google, Inc., Class A (United States)	1.5
Aetna, Inc. (United States)	1.5

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

6	COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT

poor economic growth outlook, the Fund is actually overweight there relative to the MSCI Index. That’s because we have focused on European companies that do the majority of their business in emerging markets, where we see the strongest economic potential. Contributors for the year include German car maker BMW, U.K. luxury clothing maker Burberry and Swiss watch maker Swatch. Though domiciled in Europe, these companies are not dependent on Europe for their earnings and are seeing fantastic growth in emerging markets.

The Fund also benefited from having limited exposure to Europe’s problem countries: Greece, Spain, Italy, Portugal and Ireland.

In terms of sectors, the Fund did well in the industrials sector where holdings are skewed toward mining and infrastructure, areas that benefit from economic growth in emerging markets. Positioning in the consumer discretionary sector also added to relative results, with the European companies mentioned above (BMW, Burberry and Swatch) being key contributors.

Technology, the Fund’s largest sector overweight relative to the MSCI Index, added to relative return. Though the technology sector initially struggled, performance improved in the latter part of the year and the Fund enjoyed good results from companies like Apple and IBM.

Other individual contributors included McDonald’s in the consumer discretionary sector, Vodafone in the telecommunications sector and Copa Holdings, a Panamanian airline benefiting from growth throughout South America.

Having a consumer staples weighting that was smaller than the MSCI Index was a negative during the period. The Fund held good performers like

Our goal is to hold high quality companies with healthy balance sheets, good market positions, effective management teams and, where possible, strong sustainable earnings.

COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT	7

Manager Commentary (continued)

Walmart, but the exposure wasn’t large enough. Consumer staples performed very well as investors sought protection against economic uncertainty.

An overweight in Latin America also detracted. The region underperformed in the second half of the fiscal year as investors questioned economic strength in the developed world and in response shifted money away from emerging markets. This trend was unfortunate given that emerging market economies continued to perform well even as developed markets slowed.

Having a smaller financials position than the MSCI Index was advantageous, but was offset by stock selection in the sector. We had avoided European banks and highly leveraged insurance companies, which was advantageous, but the Fund’s holdings of Asian property companies were hampered by tighter monetary policy in China.

Individual detractors for the year included French automaker Renault, Danish oil service company Fugro, which announced project delays, U.S. investment firm JPMorgan Chase, which suffered from negative sentiment toward financial stocks and concerns it would be affected by European debt problems, and the State Bank of India which struggled against inflation fighting measures.

Changes to the Fund’s portfolio

We positioned the portfolio more defensively toward the end of the period. Prior to the market weakness, the Fund had a pro-economic stance, which we subsequently adjusted. Specifically, we reduced exposure to Asia and Latin America. Though we still have confidence in their economies, investors perceive them as risky at this time. We added to the U.S., Japan and Europe, more mature developed economies. The Fund’s weighting in the U.S. is closer to that of the MSCI Index than it has been in recent years. We moved from an underweight to an overweight in Japan. The Fund is now underweight Asia, which had been a long time overweight.

We added to large-cap companies, which typically are more stable with stronger balance sheets. The Fund’s large-cap weighting is now close to that of the MSCI Index.

As part of the greater emphasis on developed markets and larger cap companies, we decreased the Fund’s consumer staples and consumer discretionary weightings, as well as slightly increasing the health care weighting. We increased the materials weighting, particularly economically

8	COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT

sensitive mining stocks. We also reduced the industrials weighting and further reduced the financials weighting.

Our future strategy

We have sought to position the Fund with a little bit less risk over the past three months. To summarize the sector strategy, the Fund’s weightings in the technology and consumer discretionary sectors are currently larger than those of the MSCI Index, while the utilities and materials weightings are smaller than the index. The Fund’s average market capitalization is similar to that of the MSCI Index. Geographically, the Fund is currently also quite similar to the MSCI Index, with slight overweights in Japan and Europe and slight underweights in the U.S. and Asia.

Though at present we believe there are positives in the global economy and global equity markets, investors seem reluctant to acknowledge them. Therefore, currently we’re maintaining a somewhat neutral position in the Fund so that we can act quickly when equity markets begin to turn around, but not be positioned too aggressively should markets weaken further in the short term. Our goal is to hold high quality companies with healthy balance sheets, good market positions, effective management teams and, where possible, strong sustainable earnings. These are the kind of companies that have historically delivered through a full range of market cycles.

COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT	9

Manager Commentary (continued)

In our view, global equity markets currently appear to be attractively valued, suggesting that there are opportunities for gains over the next three to five years. However, there is likely to be uncertainty and volatility in the short term. Investors who are able to ride out that uncertainty over the next six to 12 months may be in a position to achieve attractive returns.

Stephen Thornber Portfolio Manager	Esther Perkins, CFA® Deputy Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

10	COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT

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The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Global Equity Fund Class A shares (from 11/01/01 to 10/31/11) as compared to the performance of the Morgan Stanley Capital International (MSCI) All Country World Index (Net) and MSCI All Country World Index (Gross). In comparing the Fund’s Class A shares to the indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectuses.

COMPARATIVE RESULTS
Results at October 31, 2011
	1 year	3 years	5 years	10 years
Columbia Global Equity Fund (includes sales charge)
Class A Cumulative value of $10,000	$9,295	$12,841	$9,010	$14,566
Average annual total return	-7.05%	+8.69%	-2.06%	+3.83%
MSCI All Country World Index (Net)(1)
Cumulative value of $10,000	$10,043	$14,055	$9,850	$16,758
Average annual total return	+0.43%	+12.01%	-0.30%	+5.30%
MSCI All Country World Index (Gross)(1)
Cumulative value of $10,000	$10,094	$14,283	$10,113	$17,604
Average annual total return	+0.94%	+12.62%	+0.23%	+5.82%

Results for other classes can be found on page 3.

12	COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT

(1)

The Morgan Stanley Capital International (MSCI) All Country World Index (Net) and the MSCI All Country World Index (Gross), each an unmanaged index of equity securities, is designed to measure equity market performance in the global developed and emerging markets. Each index reflects reinvestment of all distributions and changes in market prices. On September 30, 2011, the MSCI All Country World Index (Net) replaced the MSCI All Country World Index (Gross) as the Fund’s primary benchmark. The Fund’s Investment Manager made this recommendation to the Fund’s Board because the Investment Manager believes that the Net version of the index better reflects how dividends paid to the Fund on foreign securities generally are treated for tax purposes and, therefore, provides a more appropriate basis for comparing the Fund’s performance. Information on both versions of the index will be included for a one-year transition period. Thereafter, only the Net version will be included.

COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT	13

Fund Expense Example

(Unaudited)

Understanding your expenses

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the “Compare with other funds” information with details on using the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would have been higher.

14	COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT

May 1, 2011 — October 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	860.10	1,018.60	6.27	6.80	1.33%
Class B	1,000.00	1,000.00	855.80	1,014.70	9.88	10.72	2.10%
Class C	1,000.00	1,000.00	856.80	1,014.70	9.88	10.72	2.10%
Class I	1,000.00	1,000.00	861.20	1,020.78	4.25	4.61	0.90%
Class R	1,000.00	1,000.00	858.90	1,017.23	7.54	8.18	1.60%
Class R4	1,000.00	1,000.00	860.10	1,019.36	5.56	6.04	1.18%
Class R5	1,000.00	1,000.00	860.10	1,020.38	4.62	5.02	0.98%
Class W	1,000.00	1,000.00	859.40	1,018.45	6.41	6.96	1.36%
Class Z	1,000.00	1,000.00	859.90	1,019.72	5.23	5.68	1.11%

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT	15

Portfolio of Investments

Columbia Global Equity Fund

October 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 98.9%

AUSTRALIA 1.1%
Atlas Iron Ltd.(a)(b)	746,343	$2,420,674
Iluka Resources Ltd.(b)	147,729	2,455,950

Total		4,876,624
BRAZIL 2.7%
Cia Energetica de Minas Gerais, ADR(b)	118,843	2,025,085
Itaú Unibanco Holding SA, ADR(b)	176,268	3,370,244
MRV Engenharia e Participacoes SA(b)	282,900	2,003,707
Multiplan Empreendimentos Imobiliarios SA(b)	139,400	2,815,038
Totvs SA(b)	98,300	1,637,522

Total		11,851,596
CANADA 1.6%
Barrick Gold Corp.(b)	47,068	2,329,866
CGI Group, Inc., Class A(b)(c)	214,500	4,390,068

Total		6,719,934
CHINA 0.5%
Focus Media Holding Ltd., ADR(b)(c)	72,281	1,964,598
CYPRUS 0.6%
ProSafe SE(b)	353,139	2,669,290
DENMARK 0.6%
FLSmidth & Co. A/S(a)(b)	39,483	2,500,586
FRANCE 3.2%
Cie Generale des Etablissements Michelin, Class B(b)	39,185	2,837,394
Euler Hermes SA(b)	44,278	3,196,706
PPR(b)	17,992	2,791,918
Renault SA(b)	56,202	2,348,241
Schneider Electric SA(b)	43,995	2,583,373

Total		13,757,632
GERMANY 3.9%
Bayerische Motoren Werke AG(b)	66,546	5,405,807

Issuer	Shares	Value
Common Stocks (continued)

GERMANY (cont.)
Kabel Deutschland Holding AG(b)(c)	83,254	$4,722,103
Linde AG(b)	28,081	4,448,524
MTU Aero Engines Holding AG(b)	35,596	2,383,684

Total		16,960,118
HONG KONG 2.5%
Champion REIT(b)	3,443,770	1,420,775
Great Eagle Holdings Ltd.(b)	1,187,377	2,637,086
Hongkong & Shanghai Hotels (The)(b)	1,522,000	2,027,369
Sun Hung Kai Properties Ltd.(b)	335,000	4,612,541

Total		10,697,771
INDIA 0.7%
State Bank of India, GDR(b)(d)	36,635	2,867,691
INDONESIA 1.2%
PT Bank Rakyat Indonesia Persero Tbk(b)	7,018,500	5,276,857
IRELAND 1.0%
Accenture PLC, Class A(b)	73,819	4,448,333
ITALY 1.4%
Prysmian SpA(b)	236,173	3,570,272
Tod’s SpA(a)(b)	24,721	2,467,656

Total		6,037,928
JAPAN 8.9%
Asahi Group Holdings Ltd.(b)	289,600	5,928,415
Canon, Inc.(b)	120,000	5,447,737
Hoya Corp.(b)	203,300	4,441,449
Komatsu Ltd.(b)	142,200	3,515,868
Makita Corp.(b)	88,900	3,318,953
Nikon Corp.(a)(b)	100,000	2,239,109
Nippon Electric Glass Co., Ltd.(b)	298,000	2,673,420
THK Co., Ltd.(a)(b)	165,700	3,229,327
Ushio, Inc.(b)	159,200	2,353,747
Yamada Denki Co., Ltd.(b)	75,350	5,418,777

Total		38,566,802

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT

Issuer	Shares	Value
Common Stocks (continued)

NETHERLANDS 2.6%
ASML Holding NV(b)	61,151	$2,565,222
Fugro NV-CVA(b)	73,641	4,324,954
ING Groep NV-CVA(b)(c)	502,822	4,334,817

Total		11,224,993
PANAMA 0.5%
Copa Holdings SA, Class A(b)	31,062	2,145,452
POLAND 0.6%
KGHM Polska Miedz SA(b)	56,596	2,732,421
RUSSIAN FEDERATION 0.5%
Sberbank of Russia ADR(b)(c)	184,604	1,984,493
SINGAPORE 1.0%
DBS Group Holdings Ltd.(a)(b)	258,104	2,521,100
Mapletree Industrial Trust(b)	2,182,000	2,006,960

Total		4,528,060
SOUTH AFRICA 0.5%
MTN Group Ltd.(b)	132,964	2,311,021
SOUTH KOREA 3.3%
Hyundai Department Store Co., Ltd.(b)	17,095	2,451,006
Hyundai Home Shopping Network Corp.(b)	19,820	2,084,744
Kangwon Land, Inc.(b)	102,860	2,742,079
Samsung Electronics Co., Ltd.(b)	5,779	4,974,917
Shinhan Financial Group Co., Ltd.(b)	54,707	2,179,370

Total		14,432,116
SWITZERLAND 7.5%
Credit Suisse Group AG(b)(c)	98,746	2,847,937
Nestlé SA, Registered Shares(b)	86,954	5,029,219
Novartis AG, Registered Shares(b)	176,962	9,969,204
Swatch Group AG (The)(b)	11,688	4,920,491
TE Connectivity Ltd.(b)	100,856	3,585,431
Tyco International Ltd.(b)	76,067	3,464,852
Xstrata PLC(b)	167,581	2,791,322

Total		32,608,456
TAIWAN 0.9%
Taiwan Semiconductor Manufacturing Co., Ltd.(b)	1,663,000	4,052,526

Issuer	Shares	Value
Common Stocks (continued)

UNITED KINGDOM 8.7%
3i Group PLC(b)	647,378	$2,133,663
Aggreko PLC(b)(c)	98,908	2,711,445
BG Group PLC(b)	324,881	7,044,726
Burberry Group PLC(b)	142,581	3,060,873
Intercontinental Hotels Group PLC(b)	139,386	2,572,514
Rio Tinto PLC(b)	53,359	2,886,665
Tullow Oil PLC(b)	197,994	4,448,513
Ultra Electronics Holdings PLC(b)	92,741	2,366,194
Vodafone Group PLC(b)	2,564,029	7,119,505
Weir Group PLC (The)(b)	107,375	3,289,628

Total		37,633,726
UNITED STATES 42.9%
Advance Auto Parts, Inc.	81,886	5,328,322
Aetna, Inc.	157,789	6,273,691

American Express Co.	92,456	4,680,123
Annaly Capital Management, Inc.	121,870	2,053,510
Apple, Inc.(c)	24,043	9,732,126
Citigroup, Inc.	113,796	3,594,816
Cliffs Natural Resources, Inc.	31,730	2,164,621
Cloud Peak Energy, Inc.(c)	158,790	3,644,230
Coinstar, Inc.(c)	56,601	2,702,132
Crown Castle International Corp.(c)	69,819	2,887,714
Dell, Inc.(c)	171,150	2,705,882
Dresser-Rand Group, Inc.(c)	72,704	3,518,874
eBay, Inc.(c)	78,486	2,498,209
Google, Inc., Class A(c)	11,221	6,650,013
Guess?, Inc.	68,000	2,243,320
Hartford Financial Services Group, Inc.	139,968	2,694,384
Henry Schein, Inc.(c)	85,789	5,946,893
International Business Machines Corp.	46,151	8,520,859
JPMorgan Chase & Co.	197,911	6,879,386
KLA-Tencor Corp.	53,283	2,509,096
Kraft Foods, Inc., Class A	103,735	3,649,397
Laboratory Corp. of America Holdings(c)	62,469	5,238,026
Marathon Petroleum Corp.	127,788	4,587,589
McDonald’s Corp.	93,012	8,636,164
Micron Technology, Inc.(c)	463,003	2,588,187
Microsoft Corp.	174,602	4,649,651
Oracle Corp.	219,857	7,204,714
PepsiCo, Inc.	123,114	7,750,026

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT	17

Portfolio of Investments (continued)

Issuer	Shares	Value
Common Stocks (continued)

UNITED STATES (cont.)
QUALCOMM, Inc.	88,426	$4,562,782
Sirona Dental Systems, Inc.(c)	128,233	6,142,361
Thermo Fisher Scientific, Inc.(c)	111,885	5,624,459
Tidewater, Inc.	85,575	4,212,857
Tiffany & Co.	41,595	3,316,369
Union Pacific Corp.	50,935	5,071,598
Wal-Mart Stores, Inc.	132,049	7,489,819
Walt Disney Co. (The)	125,585	4,380,405
Waste Connections, Inc.	150,068	5,109,815
WESCO International, Inc.(c)	81,866	3,967,226
World Fuel Services Corp.	126,801	5,053,020

Total		186,462,666
Total Common Stocks (Cost: $411,820,822)		$429,311,690

Money Market Funds 0.8%

Columbia Short-Term Cash Fund, 0.123%(e)(f)	3,487,463	$3,487,463
Total Money Market Funds (Cost: $3,487,463)		$3,487,463

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 1.8%
Repurchase Agreements 1.8%
Pershing LLC dated 10/31/11, matures 11/1/11, repurchase price $2,000,010(g)
	0.180%	$2,000,000	$2,000,000
Societe Generale dated 10/31/11, matures 11/1/11, repurchase price $5,905,979(g)
	0.130%	5,905,958	5,905,958

Total			7,905,958
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $7,905,958)			$7,905,958
Total Investments
(Cost: $423,214,243)			$440,705,111
Other Assets & Liabilities, Net			(6,379,013)
Net Assets			$434,326,098

Summary of Investments in Securities by Industry

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at October 31, 2011:

Industry	Percentage of Net Assets	Value
Aerospace & Defense	1.1%	$4,749,879
Airlines	0.5	2,145,452
Auto Components	0.6	2,837,394
Automobiles	1.8	7,754,047
Beverages	3.1	13,678,441
Capital Markets	1.1	4,981,600
Chemicals	1.0	4,448,524
Commercial Banks	4.2	18,199,756
Commercial Services & Supplies	1.8	7,821,260
Communications Equipment	1.1	4,562,782
Computers & Peripherals	2.9	12,438,007
Construction & Engineering	0.6	2,500,586
Consumer Finance	1.1	4,680,123
Diversified Consumer Services	0.6	2,702,132
Diversified Financial Services	3.4	14,809,020

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT

Summary of Investments in Securities by Industry (continued)

Industry	Percentage of Net Assets	Value
Electric Utilities	0.5	$2,025,085
Electrical Equipment	2.0	8,507,392
Electronic Equipment, Instruments & Components	2.5	10,700,299
Energy Equipment & Services	3.4	14,725,975
Food & Staples Retailing	1.7	7,489,819
Food Products	2.0	8,678,616
Health Care Equipment & Supplies	1.4	6,142,361
Health Care Providers & Services	4.0	17,458,610
Hotels, Restaurants & Leisure	3.7	15,978,126
Household Durables	0.5	2,003,707
Industrial Conglomerates	0.8	3,464,852
Insurance	1.4	5,891,090
Internet & Catalog Retail	0.5	2,084,744
Internet Software & Services	2.1	9,148,223
IT Services	4.0	17,359,260
Leisure Equipment & Products	0.5	2,239,109
Life Sciences Tools & Services	1.3	5,624,459
Machinery	3.1	13,353,777
Media	2.5	11,067,105
Metals & Mining	4.1	17,781,519
Multiline Retail	1.2	5,242,924
Office Electronics	1.3	5,447,737
Oil, Gas & Consumable Fuels	5.7	24,778,078
Pharmaceuticals	2.3	9,969,204
Real Estate Investment Trusts (REITs)	1.3	5,481,245
Real Estate Management & Development	2.3	10,064,665
Road & Rail	1.2	5,071,598
Semiconductors & Semiconductor Equipment	3.8	16,689,948
Software	3.1	13,491,887
Specialty Retail	3.7	16,306,788
Textiles, Apparel & Luxury Goods	2.4	10,449,019
Trading Companies & Distributors	0.9	3,967,226
Wireless Telecommunication Services	2.8	12,318,240
Other(1)	2.6	11,393,421
Total		$440,705,111

(1)	Includes Cash Equivalents.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT	19

Portfolio of Investments (continued)

Notes to Portfolio of Investments

(a)	At October 31, 2011, security was partially or fully on loan.

(b)	Represents a foreign security. At October 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $242,849,024 or 55.91% of net assets.

(c)	Non-income producing.

(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2011, the value of these securities amounted to $2,867,691 or 0.66% of net assets.

(e)	The rate shown is the seven-day current annualized yield at October 31, 2011.

(f)	Investments in affiliates during the year ended October 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$1,107,766	$162,789,021	$(160,409,324)	$—	$3,487,463	$7,353	$3,487,463

(g)

The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Pershing LLC (0.180%)

Security Description	Value
Fannie Mae Pool	$360,967
Fannie Mae REMICS	239,169
Fannie Mae Whole Loan	1,154
Fannie Mae-Aces	2,232
Freddie Mac Gold Pool	381,995
Freddie Mac Non Gold Pool	344,051
Freddie Mac Reference REMIC	22,973
Freddie Mac REMICS	232,891
Ginnie Mae I pool	164,590
Government National Mortgage Association	121,119
United States Treasury Note/Bond	168,859
Total Market Value of Collateral Securities	$2,040,000

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Societe Generale (0.130%)

Security Description	Value
Fannie Mae Pool	$1,519,200
Fannie Mae REMICS	867,551
Freddie Mac Gold Pool	509,889
Freddie Mac Non Gold Pool	147,122
Freddie Mac REMICS	1,517,186
Government National Mortgage Association	1,463,129
Total Market Value of Collateral Securities	$6,024,077

Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT	21

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of October 31, 2011:

	Fair Value at October 31, 2011
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$30,575,015	$48,090,079	$—	$78,665,094
Consumer Staples	18,889,243	10,957,634	—	29,846,877
Energy	21,016,570	18,487,483	—	39,504,053
Financials	26,087,500	38,019,998	—	64,107,498
Health Care	29,225,429	9,969,204	—	39,194,633
Industrials	19,758,944	31,823,079	—	51,582,023
Information Technology	65,682,873	24,155,270	—	89,838,143
Materials	4,494,487	17,735,556	—	22,230,043
Telecommunication Services	2,887,714	9,430,527	—	12,318,241
Utilities	2,025,085	—	—	2,025,085
Total Equity Securities	220,642,860	208,668,830	—	429,311,690
Other
Affiliated Money Market Funds(c)	3,487,463	—	—	3,487,463
Investments of Cash Collateral Received for Securities on Loan	—	7,905,958	—	7,905,958
Total Other	3,487,463	7,905,958	—	11,393,421
Total	$224,130,323	$216,574,788	$—	$440,705,111

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT	23

Portfolio of Investments (continued)

Fair Value Measurements (continued)

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)

The amount of securities transferred out of Level 1 into Level 2 during the period was $186,713,613. All foreign securities subject to fair value procedures by the pricing service are classified as Level 2. Financial assets were transferred from Level 1 to Level 2 as it was determined that the application of factors received from third party statistical services resulted in a price which was more representative of fair value for these securities as of period end. Transfers between Level 1 and Level 2 are effective as of the beginning of the reporting period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at October 31, 2011.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT

Statement of Assets and Liabilities

October 31, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $411,820,822)	$429,311,690
Affiliated issuers (identified cost $3,487,463)	3,487,463
Investment of cash collateral received for securities on loan Repurchase agreements (identified cost $7,905,958)	7,905,958
Total investments (identified cost $423,214,243)	440,705,111
Cash	1,636
Foreign currency (identified cost $1,564,221)	1,501,436
Receivable for:
Capital shares sold	42,233
Dividends	366,853
Interest	1,192
Reclaims	484,584
Expense reimbursement due from Investment Manager	40,889
Prepaid expense	6,365
Trustees’ deferred compensation plan	28,763
Total assets	443,179,062
Liabilities
Due upon return of securities on loan	7,905,958
Payable for:
Capital shares purchased	492,678
Investment management fees	29,339
Distribution fees	11,630
Transfer agent fees	117,158
Administration fees	2,975
Plan administration fees	99
Other expenses	264,364
Trustees’ deferred compensation plan	28,763
Total liabilities	8,852,964
Net assets applicable to outstanding capital stock	$434,326,098

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT	25

Statement of Assets and Liabilities (continued)

October 31, 2011

Represented by
Paid-in capital	$605,366,349
Excess of distributions over net investment income	(405,275)
Accumulated net realized loss	(188,143,487)
Unrealized appreciation (depreciation) on:
Investments	17,490,868
Foreign currency translations	17,643
Total — representing net assets applicable to outstanding capital stock	$434,326,098
*Value of securities on loan	$7,259,488
Net assets applicable to outstanding shares
Class A	$387,708,942
Class B	$17,347,449
Class C	$21,560,160
Class I	$2,581
Class R	$70,350
Class R4	$4,627,322
Class R5	$2,581
Class W	$2,585
Class Z	$3,004,128
Shares outstanding
Class A	55,788,794
Class B	2,680,791
Class C	3,368,832
Class I	368
Class R	10,054
Class R4	659,667
Class R5	368
Class W	371
Class Z	429,017
Net asset value per share
Class A(a)	$6.95
Class B	$6.47
Class C	$6.40
Class I	$7.01
Class R	$7.00
Class R4	$7.01
Class R5	$7.01
Class W	$6.97
Class Z	$7.00

(a)	The maximum offering price per share for Class A is $7.37. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT

Statement of Operations

Year ended October 31, 2011
Net investment income
Income:
Dividends	$7,292,256
Interest	3,733
Dividends from affiliates	7,353
Income from securities lending—net	165,469
Foreign taxes withheld	(520,317)
Total income	6,948,494
Expenses:
Investment management fees	3,588,087
Distribution fees
Class A	988,842
Class B	227,384
Class C	156,879
Class R	329
Class W	11
Transfer agent fees
Class A	1,070,879
Class B	64,036
Class C	44,405
Class R	180
Class R4	2,725
Class R5	1
Class W	13
Class Z	4,261
Administration fees	363,610
Plan administration fees
Class R4	13,997
Compensation of board members	3,472
Custodian fees	108,553
Printing and postage fees	62,662
Registration fees	91,632
Professional fees	37,225
Other	29,763
Total expenses	6,858,946
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(441,718)
Expense reductions	(11,211)
Total net expenses	6,406,017
Net investment income	542,477

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT	27

Statement of Operations (continued)

Year ended October 31, 2011

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$50,813,906
Foreign currency transactions	163,734
Forward foreign currency exchange contracts	(134,293)
Net realized gain	50,843,347
Net change in unrealized appreciation (depreciation) on:
Investments	(63,629,476)
Foreign currency translations	(67,083)
Net change in unrealized depreciation	(63,696,559)
Net realized and unrealized loss	(12,853,212)
Net decrease in net assets from operations	$(12,310,735)

The accompanying Notes to Financial Statements are an integral part of this statement.

28	COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended October 31,	2011	2010(a)
Operations
Net investment income	$542,477	$40,820
Net realized gain	50,843,347	20,465,539
Net change in unrealized appreciation (depreciation)	(63,696,559)	45,779,384
Net increase (decrease) in net assets resulting from operations	(12,310,735)	66,285,743
Distributions to shareholders from:
Net investment income
Class A	(1,144,928)	(1,567,578)
Class B	(36,159)	(38,424)
Class C	(15,924)	(13,917)
Class I	(136,477)	(255,509)
Class R	(128)	—
Class R3	—	(14)
Class R4	(26,416)	(36,668)
Class R5	(83)	(132)
Class W	(15)	(20)
Class Z	(26)	—
Total distributions to shareholders	(1,360,156)	(1,912,262)
Increase (decrease) in net assets from share transactions	688,960	(94,306,084)
Proceeds from regulatory settlements (Note 6)	—	424,540
Total decrease in net assets	(12,981,931)	(29,508,063)
Net assets at beginning of year	447,308,029	476,816,092
Net assets at end of year	$434,326,098	$447,308,029
Undistributed (excess of distributions over) net investment income	$(405,275)	$229,417

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT	29

Statement of Changes in Net Assets (continued)

Year ended October 31,	2011		2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	2,440,889	17,942,039	3,039,215	19,793,978
Fund merger	13,727,671	106,143,396	—	—
Conversions from Class B	739,431	5,717,567	995,109	6,351,106
Distributions reinvested	150,334	1,088,415	235,302	1,522,138
Redemptions	(14,311,973)	(104,903,280)	(15,580,909)	(101,092,506)
Net increase (decrease)	2,746,352	25,988,137	(11,311,283)	(73,425,284)
Class B shares
Subscriptions	86,680	600,968	311,662	1,904,019
Fund merger	644,004	4,649,364	—	—
Distributions reinvested	5,216	35,418	6,174	37,535
Conversions to Class A	(792,450)	(5,717,567)	(1,059,873)	(6,351,106)
Redemptions	(867,860)	(5,965,503)	(1,370,661)	(8,324,086)
Net decrease	(924,410)	(6,397,320)	(2,112,698)	(12,733,638)
Class C shares
Subscriptions	173,489	1,169,523	175,367	1,059,943
Fund merger	2,275,909	16,267,451	—	—
Distributions reinvested	2,135	14,328	2,085	12,552
Redemptions	(630,939)	(4,243,010)	(480,706)	(2,870,826)
Net increase (decrease)	1,820,594	13,208,292	(303,254)	(1,798,331)
Class I shares
Subscriptions	63,165	477,162	305,925	2,020,204
Fund merger	656,911	5,116,331	—	—
Distributions reinvested	18,744	136,456	39,003	255,476
Redemptions	(5,097,889)	(38,789,914)	(1,275,047)	(8,634,570)
Net decrease	(4,359,069)	(33,059,965)	(930,119)	(6,358,890)
Class R shares
Subscriptions	6,124	46,251	1,903	12,579
Fund merger	1,403	10,933	—	—
Distributions reinvested	16	116	—	—
Redemptions	(3,235)	(23,457)	(3,655)	(23,750)
Net increase (decrease)	4,308	33,843	(1,752)	(11,171)
Class R3 shares
Redemptions	—	—	(634)	(3,241)
Net decrease	—	—	(634)	(3,241)
Class R4 shares
Subscriptions	156,187	1,162,237	215,707	1,404,854
Fund merger	4,271	33,313	—	—
Distributions reinvested	3,619	26,416	5,591	36,668
Redemptions	(488,373)	(3,676,363)	(217,500)	(1,418,681)
Net increase (decrease)	(324,296)	(2,454,397)	3,798	22,841

The accompanying Notes to Financial Statements are an integral part of this statement.

30	COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT

Year ended October 31,		2011	2010(a)
Shares		Dollars ($)	Shares	Dollars ($)
Class R5 shares
Distributions reinvested	9	65	15	101
Redemptions	(2,368)	(17,653)	(149)	(971)
Net decrease	(2,359)	(17,588)	(134)	(870)
Class W shares
Redemptions	(268)	(1,810)	—	—
Net decrease	(268)	(1,810)	—	—
Class Z shares
Subscriptions	62,601	472,730	365	2,500
Fund merger	527,305	4,102,117	—	—
Distributions reinvested	2	15	—	—
Redemptions	(161,256)	(1,185,094)	—	—
Net increase	428,652	3,389,768	365	2,500
Total net increase (decrease)	(610,496)	688,960	(14,655,711)	(94,306,084)

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT	31

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Oct. 31,
	2011	2010		2009		2008	2007
Class A
Per share data
Net asset value, beginning of period	$7.07	$6.13		$5.21		$9.61	$7.52
Income from investment operations:
Net investment income	0.01	0.00	(a)	0.05		0.05	0.02
Net realized and unrealized gain (loss)	(0.11)	0.96		0.95		(4.41)	2.13
Total from investment operations	(0.10)	0.96		1.00		(4.36)	2.15
Less distributions to shareholders from:
Net investment income	(0.02)	(0.03)		(0.08)		(0.04)	(0.06)
Total distributions to shareholders	(0.02)	(0.03)		(0.08)		(0.04)	(0.06)
Proceeds from regulatory settlement	—	0.01		0.00	(a)	—	—
Net asset value, end of period	$6.95	$7.07		$6.13		$5.21	$9.61
Total return	(1.40% )	15.78%	(b)	19.39%	(c)	(45.55% )	28.82%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.46%	1.45%		1.44%		1.46%	1.39%
Net expenses after fees waived or expenses reimbursed(e)	1.36% (f)	1.45%		1.44%		1.46%	1.39%
Net investment income	0.18% (f)	0.03%		0.92%		0.65%	0.28%
Supplemental data
Net assets, end of period (in thousands)	$387,709	$375,169		$394,511		$380,430	$736,862
Portfolio turnover	44%	54%		81%		97%	100%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.
(c)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(d)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT

	Year ended Oct. 31,
	2011		2010	2009		2008	2007
Class B
Per share data
Net asset value, beginning of period	$6.63		$5.77	$4.87		$9.02	$7.06
Income from investment operations:
Net investment income (loss)	(0.04)		(0.04)	0.01		(0.01)	(0.04)
Net realized and unrealized gain (loss)	(0.11)		0.90	0.89		(4.14)	2.00
Total from investment operations	(0.15)		0.86	0.90		(4.15)	1.96
Less distributions to shareholders from:
Net investment income	(0.01)		(0.01)	—		—	(0.00	)(a)
Total distributions to shareholders	(0.01)		(0.01)	—		—	(0.00	)(a)
Proceeds from regulatory settlement	—		0.01	0.00	(a)	—	—
Net asset value, end of period	$6.47		$6.63	$5.77		$4.87	$9.02
Total return	(2.26%	)	15.03% (b)	18.48%	(c)	(46.01% )	27.81%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	2.22%		2.21%	2.21%		2.23%	2.15%
Net expenses after fees waived or expenses reimbursed(e)	2.12%	(f)	2.21%	2.21%		2.23%	2.15%
Net investment income (loss)	(0.56%	)(f)	(0.69% )	0.22%		(0.11% )	(0.45%	)
Supplemental data
Net assets, end of period (in thousands)	$17,347		$23,894	$33,009		$42,166	$103,846
Portfolio turnover	44%		54%	81%		97%	100%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.
(c)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(d)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT	33

Financial Highlights (continued)

	Year ended Oct. 31,
	2011		2010	2009		2008	2007
Class C
Per share data
Net asset value, beginning of period	$6.55		$5.71	$4.83		$8.93	$7.02
Income from investment operations:
Net investment loss	(0.04)		(0.04)	(0.00	)(a)	(0.01)	(0.04)
Net realized and unrealized gain (loss)	(0.10)		0.88	0.89		(4.09)	1.98
Total from investment operations	(0.14)		0.84	0.89		(4.10)	1.94
Less distributions to shareholders from:
Net investment income	(0.01)		(0.01)	(0.01)		—	(0.03)
Total distributions to shareholders	(0.01)		(0.01)	(0.01)		—	(0.03)
Proceeds from regulatory settlement	—		0.01	0.00	(a)	—	—
Net asset value, end of period	$6.40		$6.55	$5.71		$4.83	$8.93
Total return	(2.14%	)	14.86% (b)	18.39%	(c)	(45.91% )	27.76%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	2.22%		2.21%	2.20%		2.22%	2.15%
Net expenses after fees waived or expenses reimbursed(e)	2.11%	(f)	2.21%	2.20%		2.22%	2.15%
Net investment loss	(0.62%	)(f)	(0.72% )	(0.08%	)	(0.09% )	(0.48% )
Supplemental data
Net assets, end of period (in thousands)	$21,560		$10,147	$10,570		$4,755	$8,245
Portfolio turnover	44%		54%	81%		97%	100%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.
(c)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(d)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

34	COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT

	Year ended Oct. 31,
	2011	2010	2009		2008(a)
Class I
Per share data
Net asset value, beginning of period	$7.11	$6.16	$5.25		$7.47
Income from investment operations:
Net investment income	0.01	0.04	0.09		0.03
Net realized and unrealized gain (loss)	(0.08)	0.95	0.95		(2.25)
Total from investment operations	(0.07)	0.99	1.04		(2.22)
Less distributions to shareholders from:
Net investment income	(0.03)	(0.05)	(0.13)		—
Total distributions to shareholders	(0.03)	(0.05)	(0.13)		—
Proceeds from regulatory settlement	—	0.01	0.00	(b)	—
Net asset value, end of period	$7.01	$7.11	$6.16		$5.25
Total return	(0.98% )	16.32% (c)	20.21%	(d)	(29.72%	)
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed	0.93%	0.91%	0.84%		0.85%	(f)
Net expenses after fees waived or expenses reimbursed(g)	0.92%	0.91%	0.84%		0.85%	(f)
Net investment income	0.15%	0.55%	1.56%		1.55%	(f)
Supplemental data
Net assets, end of period (in thousands)	$3	$31,015	$32,596		$3
Portfolio turnover	44%	54%	81%		97%

Notes to Financial Highlights

(a)	For the period from August 1, 2008 (commencement of operations) to October 31, 2008.
(b)	Rounds to less than $0.01.
(c)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.
(d)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(e)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT	35

Financial Highlights (continued)

	Year ended Oct 31,
	2011		2010		2009		2008	2007(a)
Class R
Per share data
Net asset value, beginning of period	$7.14		$6.14		$5.23		$9.62	$7.89
Income from investment operations:
Net investment income (loss)	(0.00	)(b)	(0.02)		(0.01)		0.05	(0.01)
Net realized and unrealized gain (loss)	(0.12)		1.01		1.00		(4.42)	1.84
Total from investment operations	(0.12)		0.99		0.99		(4.37)	1.83
Less distributions to shareholders from:
Net investment income	(0.02)		—		(0.08)		(0.02)	(0.10)
Total distributions to shareholders	(0.02)		—		(0.08)		(0.02)	(0.10)
Proceeds from regulatory settlement	—		0.01		0.00	(b)	—	—
Net asset value, end of period	$7.00		$7.14		$6.14		$5.23	$9.62
Total return	(1.70%	)	16.29%	(c)	19.13%	(d)	(45.48% )	23.41%
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed	1.72%		1.71%		1.69%		1.79%	1.74%	(f)
Net expenses after fees waived or expenses reimbursed(g)	1.61%	(h)	1.71%		1.69%		1.54%	1.74%	(f)
Net investment income (loss)	(0.01%	)(h)	(0.24%	)	(0.16%	)	0.57%	(0.13%	)(f)
Supplemental data
Net assets, end of period (in thousands)	$70		$41		$46		$3	$6
Portfolio turnover	44%		54%		81%		97%	100%
Notes to Financial Highlights

(a)	For the period from December 11, 2006 (commencement of operations) to October 31, 2007.
(b)	Rounds to less than $0.01.
(c)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.
(d)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(e)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

36	COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT

	Year ended Oct. 31,
	2011	2010	2009		2008	2007
Class R4
Per share data
Net asset value, beginning of period	$7.13	$6.18	$5.26		$9.70	$7.60
Income from investment operations:
Net investment income	0.02	0.02	0.06		0.07	0.04
Net realized and unrealized gain (loss)	(0.11)	0.96	0.96		(4.46)	2.13
Total from investment operations	(0.09)	0.98	1.02		(4.39)	2.17
Less distributions to shareholders from:
Net investment income	(0.03)	(0.04)	(0.10)		(0.05)	(0.07)
Total distributions to shareholders	(0.03)	(0.04)	(0.10)		(0.05)	(0.07)
Proceeds from regulatory settlement	—	0.01	0.00	(a)	—	—
Net asset value, end of period	$7.01	$7.13	$6.18		$5.26	$9.70
Total return	(1.33% )	16.03% (b)	19.72%	(c)	(45.47% )	28.85%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.24%	1.21%	1.15%		1.29%	1.23%
Net expenses after fees waived or expenses reimbursed(e)	1.17%	1.21%	1.15%		1.28%	1.23%
Net investment income	0.32%	0.27%	1.22%		0.83%	0.45%
Supplemental data
Net assets, end of period (in thousands)	$4,627	$7,016	$6,059		$5,067	$9,828
Portfolio turnover	44%	54%	81%		97%	100%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.
(c)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(d)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT	37

Financial Highlights (continued)

	Year ended Oct. 31,
	2011	2010	2009		2008	2007(a)
Class R5
Per share data
Net asset value, beginning of period	$7.12	$6.16	$5.25		$9.69	$7.89
Income from investment operations:
Net investment income	0.02	0.03	0.08		0.08	0.05
Net realized and unrealized gain (loss)	(0.10)	0.97	0.96		(4.45)	1.85
Total from investment operations	(0.08)	1.00	1.04		(4.37)	1.90
Less distributions to shareholders from:
Net investment income	(0.03)	(0.05)	(0.13)		(0.07)	(0.10)
Total distributions to shareholders	(0.03)	(0.05)	(0.13)		(0.07)	(0.10)
Proceeds from regulatory settlement	—	0.01	0.00	(b)	—	—
Net asset value, end of period	$7.01	$7.12	$6.16		$5.25	$9.69
Total return	(1.13% )	16.44% (c)	20.20%	(d)	(45.40% )	24.33%
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed	0.94%	0.96%	0.90%		1.04%	0.99%	(f)
Net expenses after fees waived or expenses reimbursed(g)	0.92%	0.96%	0.90%		1.04%	0.99%	(f)
Net investment income	0.32%	0.50%	1.39%		1.07%	0.62%	(f)
Supplemental data
Net assets, end of period (in thousands)	$3	$19	$18		$3	$6
Portfolio turnover	44%	54%	81%		97%	100%

Notes to Financial Highlights

(a)	For the period from December 11, 2006 (commencement of operations) to October 31, 2007.
(b)	Rounds to less than $0.01.
(c)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.
(d)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(e)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

38	COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT

	Year ended Oct. 31,
	2011	2010	2009		2008	2007(a)
Class W
Per share data
Net asset value, beginning of period	$7.10	$6.16	$5.23		$9.66	$7.83
Income from investment operations:
Net investment income	0.02	0.01	0.06		0.05	0.02
Net realized and unrealized gain (loss)	(0.13)	0.95	0.96		(4.44)	1.91
Total from investment operations	(0.11)	0.96	1.02		(4.39)	1.93
Less distributions to shareholders from:
Net investment income	(0.02)	(0.03)	(0.09)		(0.04)	(0.10)
Total distributions to shareholders	(0.02)	(0.03)	(0.09)		(0.04)	(0.10)
Proceeds from regulatory settlement	—	0.01	0.00	(b)	—	—
Net asset value, end of period	$6.97	$7.10	$6.16		$5.23	$9.66
Total return	(1.52% )	15.80% (c)	19.70%	(d)	(45.62% )	24.87%
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed	1.48%	1.38%	1.30%		1.43%	1.39%	(f)
Net expenses after fees waived or expenses reimbursed(g)	1.37% (h)	1.38%	1.30%		1.43%	1.39%	(f)
Net investment income	0.21% (h)	0.08%	1.05%		0.68%	0.20%	(f)
Supplemental data
Net assets, end of period (in thousands)	$3	$5	$4		$3	$6
Portfolio turnover	44%	54%	81%		97%	100%

Notes to Financial Highlights

(a)	For the period from December 1, 2006 (commencement of operations) to October 31, 2007.
(b)	Rounds to less than $0.01.
(c)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.
(d)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(e)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT	39

Financial Highlights (continued)

	Year ended Oct. 31,
	2011	2010(a)
Class Z
Per share data
Net asset value, beginning of period	$7.12	$6.85
Income from investment operations:
Net investment income (loss)	0.02	(0.01)
Net realized and unrealized gain (loss)	(0.11)	0.28
Total from investment operations	(0.09)	0.27
Less distributions to shareholders from:
Net investment income	(0.03)	—
Total distributions to shareholders	(0.03)	—
Net asset value, end of period	$7.00	$7.12
Total return	(1.29% )	3.94%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.23%	1.37%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.11% (e)	1.37%	(c)
Net investment income (loss)	0.24% (e)	(1.52%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$3,004	$3
Portfolio turnover	44%	54%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(e)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

40	COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT

Notes to Financial Statements

October 31, 2011

Note	1. Organization

Columbia Global Equity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource Global Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT	41

Notes to Financial Statements (continued)

Class R5 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note	2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern

42	COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT

(U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from

COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT	43

Notes to Financial Statements (continued)

the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities.

44	COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at October 31, 2011

At October 31, 2011, the Fund had no outstanding derivatives.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended October 31, 2011
Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(134,293)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$ —

Volume of Derivative Instruments for the Year Ended October 31, 2011
Contracts Opened
Forward foreign currency exchange contracts	380

COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT	45

Notes to Financial Statements (continued)

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

The Fund receives distributions from holdings in real estate investment trusts (REITs) which report information on the character of their distributions annually. REIT distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs which could result in a proportionate increase in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

46	COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT	47

Notes to Financial Statements (continued)

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note	3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund’s subadviser (see Subadvisory Agreement below). The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.80% to 0.57% as the Fund’s net assets increase. Prior to March 1, 2011, the fee was adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Global Funds Index. The maximum adjustment was 0.12% per year. If the performance difference was less than 0.50%, the adjustment was zero. The adjustment increased the management fee by $1,492 for the year ended October 31, 2011. The effective management fee rate for the year ended October 31, 2011 was 0.79% of the Fund’s average daily net assets, including the adjustment under the terms of the PIA.

48	COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund. The Investment Manager compensates Threadneedle to manage the investments of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2011 was 0.08% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial served as the Fund Administrator.

Other Fees

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended October 31, 2011, other expenses paid to this company were $2,916.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and

COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT	49

Notes to Financial Statements (continued)

expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended October 31, 2011, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.27%
Class B	0.28
Class C	0.28
Class R	0.27
Class R4	0.05
Class R5	0.01
Class W	0.29
Class Z	0.31

The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At October 31, 2011, the Fund’s total potential future obligation over the life of the Guaranty is $20,885. The liability remaining at October 31, 2011 for non-recurring charges associated with the lease amounted to $13,831 and is included within other accrued expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2011, these minimum account balance fees reduced total expenses by $11,211.

50	COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,000,000 and $1,465,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $208,406 for Class A, $15,362 for Class B and $912 for Class C shares for the year ended October 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective January 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian and

COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT	51

Notes to Financial Statements (continued)

before giving effect to any performance incentive adjustment, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.36%
Class B	2.11
Class C	2.11
Class I	0.91
Class R	1.61
Class R4	1.21
Class R5	0.96
Class W	1.36
Class Z	1.11

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note	4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended October 31, 2011, these differences are primarily due to passive foreign investment company (PFIC) holdings, re-characterization of real estate investment trust (REIT) distributions, investments in partnerships, foreign tax credits and deferral/reversal of wash sale losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$1,090,927
Accumulated net realized loss	48,430,795
Paid-in capital	(49,521,722)

52	COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended October 31,	2011	2010
Ordinary income	$1,360,156	$1,912,262

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$652,125
Undistributed accumulated long-term gain	—
Accumulated realized loss	(182,099,712)
Unrealized appreciation	10,407,336

At October 31, 2011, the cost of investments for federal income tax purposes was $430,206,859 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$36,660,925
Unrealized depreciation	(26,162,673)
Net unrealized appreciation	$10,498,252

The following capital loss carryforward, determined at October 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2015	$939,646
2016	47,035,460
2017	120,508,636
2018	1,645,663
2019	10,827,238
Unlimited	1,143,069
Total	$182,099,712

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be

COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT	53

Notes to Financial Statements (continued)

utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Columbia Global Equity Fund acquired $27,273,232 of capital loss carryforward in connection with the Threadneedle Global Equity Income Fund, Columbia Global Value Fund and Columbia World Equity Fund merger (Note 11). In addition to the acquired capital loss carryforward, the Fund also acquired unrealized capital gains as a result of the merger. The yearly utilization of the acquired capital loss carryforward may be limited by the Internal Revenue Code.

For the year ended October 31, 2011, $55,482,854 of capital loss carryforward was utilized and $48,761,816 expired unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note	5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $194,899,196 and $319,528,314, respectively, for the year ended October 31, 2011.

Transactions to realign the Fund’s portfolio following the merger as described in Note 11 are excluded for purposes of calculating the Fund’s portfolio turnover rate. These realignment transactions amounted to cost of purchases and proceeds from sales of $105,144,059 and $109,677,330, respectively.

Note	6. Regulatory Settlements

During the year ended October 31, 2010, the Fund received $424,540 as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

54	COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT

Note	7. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At October 31, 2011, securities valued at $7,259,488 were on loan, secured by cash collateral of $7,905,958 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended October 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note	8. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is

COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT	55

Notes to Financial Statements (continued)

included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note	9. Shareholder Concentration

At October 31, 2011, the Investment Manager and/or affiliates owned 100% of the Fund’s Class I, Class R5 and Class W shares.

Note	10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on October 14, 2010, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount was increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Effective December 13, 2011, the Fund extended its revolving credit facility with the Administrative Agent. The credit facility agreement, as amended, permits collective borrowings up to $500 million. Effective December 13, 2011, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no

56	COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT

later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended October 31, 2011.

Note 11. Fund Merger

At the close of business on June 3, 2011, the Fund acquired the assets and assumed the identified liabilities of Threadneedle Global Equity Income Fund a series of RiverSource Global Series, Inc., Columbia Global Value Fund, a series of Columbia Funds Series Trust and Columbia World Equity Fund, a series of Columbia Funds Series Trust I. The reorganization was completed after shareholders approved the plan on February 15, 2011. The purpose of the transaction was to combine four funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $407,776,097 and the combined net assets immediately after the acquisition were $544,099,002.

The merger was accomplished by a tax-free exchange of 4,853,643 shares of Threadneedle Global Equity Income Fund valued at $50,294,044 (including $10,101,864 of unrealized appreciation), 5,219,514 shares of Columbia Global Value Fund valued at $32,759,335 (including $9,178,884 of unrealized depreciation) and 4,157,724 shares of Columbia World Equity Fund valued at $53,269,526 (including $11,443,207 of unrealized appreciation).

In exchange for shares of Threadneedle Global Equity Income Fund, Columbia Global Value Fund and Columbia World Equity Fund, the Fund issued the following number of shares:

	Threadneedle Global Equity Income Fund	Columbia Global Value Fund	Columbia World Equity Fund
Class A	5,366,091	1,655,671	6,705,909
Class B	308,970	261,837	73,197
Class C	197,899	1,954,100	123,910
Class I	656,911	NA	NA
Class R	1,403	NA	NA
Class R4	4,271	NA	NA
Class Z	NA	527,305	NA

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, Threadneedle Global Equity Income Fund, Columbia Global Value Fund and Columbia World Equity Fund’s cost of investments was carried forward to align ongoing reporting of the Fund’s realized

COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT	57

Notes to Financial Statements (continued)

and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Threadneedle Global Equity Income Fund, Columbia Global Value Fund and Columbia World Equity Fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on November 1, 2010 the Fund’s pro-forma net investment income (loss), net gain (loss) on investments, net change in unrealized appreciation (depreciation) and net increase in net assets from operations for the year ended October 31, 2011 would have been approximately $2.5, $55.5, $(57.0) and $1.0 million, respectively.

Note	12. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration Risk

The Fund may be particularly susceptible to political, regulatory and economic events affecting companies and countries within the specific geographic region in which the Fund may focus its investments. Currency devaluation could occur in countries that have not yet experienced currency devaluations to date, or could continue to occur in countries that have already experienced such devaluations. The full impact of recent European events and the impact to the Euro is uncertain. As the Fund invests in European securities, their market values may be adversely impacted. At October 31, 2011, the Fund’s exposure to the Euro represented 11.0% of net assets.

58	COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT

Note 13. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued other than as noted in Note 10 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note	14. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT	59

Notes to Financial Statements (continued)

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

60	COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Global Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Global Equity Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT	61

Report of Independent Registered Public

Accounting Firm (continued)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Global Equity Fund of the Columbia Funds Series Trust II at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

December 22, 2011

62	COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended October 31, 2011

Income distributions — the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	100.00%
Dividends Received Deduction for corporations	100.00%
U.S. Government Obligations	0.00%
Foreign Taxes Paid	$383,003
Foreign Source Income	$4,206,624

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT	63

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, prior to the Transaction, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve directors/trustees to sixteen for all funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

64	COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT	65

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), from September 2003 to May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

66	COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco Corporation (real estate development) and Mickel Investment Group	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas
Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	153	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)
*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT	67

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager* (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010.	153	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

68	COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003-December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004-October 2004
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT	69

Board Members and Officers (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Vice President — Asset Management, Ameriprise Financial, Inc., since July 2011; Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007-April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006-April 2010; former Co-President and Senior Managing Director, Robeco Investment Management
Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007
Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004-May 2005
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 53	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 41	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, Feb. 1998 to May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 42	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005

70	COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 42	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT	71

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

72	COLUMBIA GLOBAL EQUITY FUND — 2011 ANNUAL REPORT

Columbia Global Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The
Fund is distributed by Columbia Management Investment Distributors, Inc., member
FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6334 AK (12/11)

Annual Report

Columbia

Emerging Markets Opportunity Fund

Annual Report for the Period Ended October 31, 2011

Columbia Emerging Markets Opportunity Fund seeks to provide shareholders with long-term capital growth.

Not FDIC insured ¡ No bank guarantee  ¡ May lose value

Your Fund at a Glance	2

Manager Commentary	5

The Fund’s Long-term Performance	10

Fund Expense Example	12

Portfolio of Investments	14

Statement of Assets and Liabilities	23

Statement of Operations	25

Statement of Changes in Net Assets	27

Financial Highlights	30

Notes to Financial Statements	40

Report of Independent Registered Public Accounting Firm	58

Federal Income Tax Information	60

Board Members and Officers	61

Proxy Voting	69

See the Fund’s prospectus for risks associated with investing in the Fund.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT	1

Your Fund at a Glance

FUND SUMMARY

>	Columbia Emerging Markets Opportunity Fund (the Fund) Class A shares declined 13.55% (excluding sales charge) for the 12 months ended October 31, 2011.

>	The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net), which declined 7.72% for the same period.

ANNUALIZED TOTAL RETURNS (for period ended October 31, 2011)

	1 year	3 years	5 years	10 years
Columbia Emerging Markets Opportunity Fund Class A (excluding sales charge)	-13.55%	+19.57%	+3.95%	+14.25%
MSCI Emerging Markets Index (Net) (unmanaged)	-7.72%	+23.23%	+6.51%	+16.82%
MSCI Emerging Markets Index (Gross) (unmanaged)	-7.44%	+23.59%	+6.83%	+17.16%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses and taxes (except the MSCI Emerging Markets Index (Net), which reflects reinvested dividends net of withholding taxes). It is not possible to invest directly in an index.

2	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS

at October 31, 2011
Without sales charge	1 year	3 years	5 years	10 years	Since inception*
Class A (inception 11/13/96)	-13.55%	+19.57%	+3.95%	+14.25%	N/A
Class B (inception 11/13/96)	-14.26%	+18.63%	+3.15%	+13.37%	N/A
Class C (inception 6/26/00)	-14.15%	+18.65%	+3.18%	+13.41%	N/A
Class I (inception 3/4/04)	-13.12%	+20.25%	+4.48%	N/A	+10.96%
Class R (inception 8/3/09)	-13.69%	N/A	N/A	N/A	+5.91%
Class R4 (inception 11/13/96)	-13.37%	+19.88%	+4.26%	+14.51%	N/A
Class R5 (inception 08/1/08)	-13.14%	+20.15%	N/A	N/A	-1.35%
Class W (inception 09/27/10)	-13.56%	N/A	N/A	N/A	-7.98%
Class Z (inception 09/27/10)	-13.25%	N/A	N/A	N/A	-7.69%

With sales charge
Class A (inception 11/13/96)	-18.48%	+17.25%	+2.73%	+13.56%	N/A
Class B (inception 11/13/96)	-18.47%	+17.91%	+2.90%	+13.37%	N/A
Class C (inception 6/26/00)	-14.99%	+18.65%	+3.18%	+13.41%	N/A

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

*	For classes with less than 10 years performance.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT	3

Your Fund at a Glance (continued)

MORNINGSTAR STYLE BOXTM

The Morningstar Style BoxTM is based on the Fund’s portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2011 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

4	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT

Manager Commentary

Effective May 2011, Irina Miklavchich became a Co-Portfolio Manager of Columbia Emerging Markets Opportunity Fund. Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., is the subadviser to the Fund.

Dear Shareholders,

Columbia Emerging Markets Opportunity Fund (the Fund) Class A shares declined 13.55% (excluding sales charge) for the 12 months ended October 31, 2011. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net) (the MSCI Index), which declined 7.72% for the same period.

COUNTRY BREAKDOWN(1) (at October 31, 2011)
Brazil	14.1%
Chile	1.3
China	13.0
Czech Republic	0.6
Hong Kong	3.5
India	7.4
Indonesia	3.0
Malaysia	2.5
Mexico	4.5
Peru	1.4
Philippines	0.9
Russian Federation	7.1
Singapore	0.5
South Africa	9.0
South Korea	14.8
Taiwan	9.4
Thailand	3.2
Turkey	2.3
Other(2)	1.5

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Includes Cash Equivalents.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT	5

Manager Commentary (continued)

Significant performance factors

Emerging market equities declined for the fiscal year, driven by persistently high inflation in a number of emerging market countries and by tighter monetary policies put in place by emerging market central banks. Global factors, including the European debt crisis and deceleration of global economic growth, also affected emerging market stocks. Worry that China’s economy might experience a significant slowdown dominated investor sentiment over the final three months of the fiscal period.

At the start of the fiscal year, the Fund was underweight in the energy sector relative to the MSCI Index. This underweight contributed to the Fund’s underperformance of the MSCI Index as unrest in the Middle East and Africa pushed oil prices higher.

Initially, the Fund’s positioning in the consumer discretionary sector also had an unfavorable effect on relative results as inflationary concerns and rising interest rates led to poor performance from some emerging market consumer stocks. However, the Fund maintained its holdings of consumer stocks, which rebounded later in the year, allowing the Fund to recoup its previous underperformance. For the full year, the consumer discretionary sector added to the Fund’s relative return.

TOP TEN HOLDINGS(1) (at October 31, 2011)
Samsung Electronics Co., Ltd. (South Korea)	4.0%
Vale SA, ADR (Brazil)	2.5
Hyundai Mobis (South Korea)	1.9
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	1.8
Agricultural Bank of China Ltd., Class H (China)	1.6
Fomento Economico Mexicano SAB de CV, ADR (Mexico)	1.6
Samsung Engineering Co., Ltd. (South Korea)	1.6
PetroChina Co., Ltd., Class H (China)	1.6
China Unicom Hong Kong Ltd. (Hong Kong)	1.6
Lukoil OAO, ADR (Russian Federation)	1.5

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

6	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT

An underweight position in the consumer staples sector was a negative, as well as stock selection in this sector. Stock selection in the industrials sector also detracted from the results, including the Fund’s position in Indian infrastructure company Larsen and Toubro underperformed the MSCI Index.

The Fund benefited from its holdings in the health care sector. South African hospital operator Life Healthcare was a notable individual contributor for the year. The company owns a network of hospitals and we believe it is reasonably valued, well managed, has strong organic growth potential and international expansion opportunities.

Changes to the Fund’s portfolio

We increased exposure to consumer staples, a more defensive sector that should benefit from strong demand in emerging markets. In particular, we believe areas such as food retailing should experience structural growth. Moderating inflation is a positive for food producers as lower feedstock costs should help them recover the profit margins sacrificed during the higher inflation period.

The consumer discretionary sector is still the Fund’s main overweight. We see potential in both service-oriented companies and branded consumer goods. Currently, consumer services represent a relatively low proportion of gross domestic product in emerging market countries, but we expect this share to increase over time. In order to add exposure to consumer-related sectors, we reduced exposure to financials. We believe the consumer sectors currently offer better return potential on a risk-adjusted basis.

We also increased exposure totelecommunications. Following a period of heavy capital investment, this sector has started to benefit from rapid growth in broadband and wireless data usage. Valuations

On balance, our current outlook for emerging market equities is optimistic. The current global backdrop and recent developments within this region suggest that emerging market equities are well positioned to reverse their underperformance of developed market equities.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT	7

Manager Commentary (continued)

in the sector appear reasonable to us and the companies pay generous dividends, supported by strong cash flow generation.

We increased the Fund’s exposure to the information technology sector by adding to an existing position in Taiwanese Semiconductor. We think the company should be able to maintain its competitive advantage over time, allowing it to continue earning a high return on invested capital.

On a regional level, we reduced exposure to Latin America and increased exposure to Asia. We think some Asian countries, such as Thailand, have strong domestic growth drivers and should perform reasonably well even in an uncertain global environment.

Our future strategy

Emerging market central banks have begun to loosen their monetary policy, as evidenced by recent interest rate cuts in Brazil and Indonesia. Though China has not lowered rates, authorities have taken “stealth” steps to provide greater liquidity. We believe it is likely that the amount of loans extended by the Chinese banking system could increase in the next few months.

Easier monetary policy in emerging markets should be a positive for economic activity in the region. Therefore, we think economic growth in the emerging markets should remain reasonably high and definitely higher than in the developed world. Sovereign balance sheets and fiscal positions in the emerging markets are also currently in much better shape than the developed world. Furthermore, equity valuations at present are very attractive compared to historical levels, both based on price to earnings and price to book value multiples.

Still, we note that global risks currently remain significant. Slower global growth and changes in investors’ risk appetites will likely affect economic activity and equity performance in the region. Within the emerging markets, China is a key area to watch. We are carefully monitoring China’s transition from an export- and investment-led economy to a more consumer-driven market. We think this transformation will ultimately happen; the question is how smooth the transition will be and whether there are hiccups on the way. To benefit from this transition, the Fund holds a number of consumer stocks in China, where we currently see good earnings resilience.

In terms of countries, the Fund is currently overweight in Thailand and the Philippines, where we expect domestic demand to remain resilient even in

8	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT

the face of slowing global growth. Conversely, Eastern Europe (specifically Poland and Hungary) is currently a key underweight. We think Eastern Europe faces sharp growth deceleration next year as growth in its key economic partners comes to a halt, lending dries up and mortgages denominated in foreign currencies continue to put pressure on consumers.

On balance, our current outlook for emerging market equities is optimistic. The current global backdrop and recent developments within this region suggest that emerging market equities are well positioned to reverse their underperformance of developed market equities.

Irina Miklavchich, CFA® Co-Portfolio Manager	Vanessa Donegan Co-Portfolio Manager	Rafael Polatinsky, CFA® Deputy Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT	9

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Emerging Markets Opportunity Fund Class A shares (from 11/1/01 to 10/31/11) as compared to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net) and the MSCI Emerging Markets Index (Gross). In comparing the Fund’s Class A shares to the indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectuses.

COMPARATIVE RESULTS
Results at October 31, 2011
	1 year	3 years	5 years	10 years
Columbia Emerging Markets Opportunity Fund (includes sales charge)
Class A Cumulative value of $10,000	$8,152	$16,118	$11,441	$35,666
Average annual total return	-18.48%	+17.25%	+2.73%	+13.56%
MSCI Emerging Markets Index (Net)(1)
Cumulative value of $10,000	$9,228	$18,714	$13,710	$47,319
Average annual total return	-7.72%	+23.23%	+6.51%	+16.82%
MSCI Emerging Markets Index (Gross)(1)
Cumulative value of $10,000	$9,256	$18,879	$13,914	$48,749
Average annual total return	-7.44%	+23.59%	+6.83%	+17.16%

Results for other classes can be found on page 3.

10	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT

(1)

The Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net) and the MSCI Emerging Markets Index (Gross), each, an unmanaged market capitalization-weighted index, is designed to measure equity market performance in the global emerging markets. Each index reflects reinvestment of all distributions and changes in market prices. On September 30, 2011, the MSCI Emerging Market Index (Net) replaced the MSCI Emerging Market Index (Gross) as the Fund’s primary benchmark. The Fund’s Investment Manager made this recommendation to the Fund’s Board because the Investment Manager believes that the Net version of the index better reflects how dividends paid to the Fund on foreign securities generally are treated for tax purposes and, therefore, provides a more appropriate basis for comparing the Fund’s performance. Information on both versions of the index will be included for a one-year transition period. Thereafter, only the Net version will be included.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT	11

Fund Expense Example

(Unaudited)

Understanding your expenses

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the “Compare with other funds” information with details on using the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would have been higher.

12	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT

May 1, 2011 – October 31, 2011
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	799.20	1,016.12	8.30	9.30	1.82
Class B	1,000.00	1,000.00	795.60	1,012.32	11.69	13.11	2.57
Class C	1,000.00	1,000.00	796.70	1,012.32	11.70	13.11	2.57
Class I	1,000.00	1,000.00	801.30	1,019.21	5.52	6.19	1.21
Class R	1,000.00	1,000.00	798.60	1,014.85	9.44	10.57	2.07
Class R4	1,000.00	1,000.00	800.60	1,017.38	7.16	8.03	1.57
Class R5	1,000.00	1,000.00	801.70	1,018.45	6.21	6.96	1.36
Class W	1,000.00	1,000.00	799.40	1,016.07	8.35	9.35	1.83
Class Z	1,000.00	1,000.00	800.90	1,017.28	7.26	8.13	1.59

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT	13

Portfolio of Investments

Columbia Emerging Markets Opportunity Fund

October 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 94.3%

BRAZIL 10.9%
Banco Bradesco SA, ADR(a)	363,752	$6,620,286
BM&FBovespa SA(a)	401,600	2,416,360
BRF-Brasil Foods SA(a)	269,600	5,598,183
CETIP SA-Balcao Organizado de Ativos e Derivativos(a)	118,300	1,619,963
Cia de Bebidas das Americas, ADR(a)	144,568	4,874,833
Cia Hering(a)	196,800	4,407,467
Itaú Unibanco Holding SA, ADR(a)	118,844	2,272,297
Petroleo Brasileiro SA, ADR(a)	124,264	3,356,371
Tim Participacoes SA, ADR(a)	166,144	4,326,390
Totvs SA(a)	196,500	3,273,378
Vale SA, ADR(a)	446,526	11,346,226

Total		50,111,754
CHILE 1.3%
Cencosud SA(a)	571,060	3,672,174
ENTEL Chile SA(a)	125,406	2,480,733

Total		6,152,907
CHINA 13.5%
Agile Property Holdings Ltd.(a)(b)	2,212,000	1,993,842
Agricultural Bank of China Ltd., Class H(a)(b)	16,173,000	7,258,700
Baidu, Inc., ADR(a)(c)	32,294	4,526,973
Belle International Holdings Ltd.(a)	3,028,000	5,938,595
China Construction Bank Corp., Class H(a)	6,306,080	4,633,299
CNOOC Ltd.(a)	1,827,000	3,453,687
Dongfeng Motor Group Co., Ltd., Class H(a)(b)	2,970,000	4,844,784
ENN Energy Holdings Ltd.(a)	1,038,000	3,750,843
Golden Eagle Retail Group Ltd.(a)(b)	1,842,000	4,629,287
New Oriental Education & Technology Group, ADR(a)(c)	110,499	3,275,190
PetroChina Co., Ltd., Class H(a)(b)	5,416,000	7,031,011
Ping An Insurance Group Co., Class H(a)(b)	720,000	5,339,808
Tencent Holdings Ltd.(a)	21,000	485,679

Issuer	Shares	Value
Common Stocks (continued)

CHINA (cont.)
Tingyi Cayman Islands Holding Corp.(a)	860,000	$2,446,019

Total		59,607,717
CZECH REPUBLIC 0.7%
Telefonica Czech Republic AS(a)	141,156	2,969,424
HONG KONG 3.0%
AAC Technologies Holdings, Inc.(a)	1,002,000	2,293,591
China Mobile Ltd.(a)	489,000	4,647,623
China Mobile Ltd., ADR(a)	17,903	851,467
China Unicom Hong Kong Ltd.(a)(b)	3,474,000	6,984,880
China Unicom Hong Kong Ltd., ADR(a)	70,524	1,418,238

Total		16,195,799
INDIA 7.4%
ICICI Bank Ltd.(a)	336,976	6,353,047
Infosys Ltd.(a)	101,552	5,940,832
Infosys Ltd., ADR(a)	19,272	1,129,146
ITC Ltd.(a)	752,063	3,279,228
Jain Irrigation Systems Ltd.(a)	528,216	1,345,505
Larsen & Toubro Ltd.(a)	187,975	5,420,737
Maruti Suzuki India Ltd.(a)	181,237	4,166,793
Reliance Industries Ltd.(a)	124,172	2,223,075
State Bank of India(a)	104,815	4,075,588

Total		33,933,951
INDONESIA 3.0%
PT Astra International Tbk(a)	333,500	2,571,546
PT Bank Mandiri Tbk(a)	4,607,345	3,675,217
PT Bank Rakyat Indonesia Persero Tbk(a)	3,745,000	2,815,677
PT Semen Gresik Persero Tbk(a)	4,599,000	4,893,395

Total		13,955,835
MALAYSIA 2.5%
Genting Bhd(a)	1,852,000	6,450,525
Telekom Malaysia Bhd(a)	3,517,400	4,843,525

Total		11,294,050
MEXICO 4.5%
America Movil SAB de CV, Series L(a)	1,904,900	2,421,326

The accompanying Notes to Financial Statements are an integral part of this statement.

14	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT

Issuer	Shares	Value
Common Stocks (continued)

MEXICO (cont.)
Fomento Economico Mexicano SAB de CV, ADR(a)	106,088	$7,113,200
Grupo Financiero Banorte SAB de CV, Class O(a)	901,000	3,072,743
Grupo Televisa SAB(a)	545,000	2,330,982
Wal-Mart de Mexico SAB de CV, Class V(a)	2,278,700	5,881,840

Total		20,820,091
PERU 1.4%
Cia de Minas Buenaventura SA, ADR(a)	112,050	4,586,206
Credicorp Ltd.(a)	18,165	1,975,989

Total		6,562,195
PHILIPPINES 0.9%
Ayala Corp.(a)	552,132	3,941,910
RUSSIAN FEDERATION 6.3%
Gazprom OAO(a)	330,583	1,954,076
Lukoil OAO, ADR(a)	118,282	6,826,646
Magnit OJSC, GDR(a)(c)(e)	104,773	2,663,168
NovaTek OAO, GDR(a)(e)	45,641	6,368,193
Polymetal International PLC(a)(c)	152,063	2,249,420
Rosneft Oil Co.(a)	544,994	3,861,614
Sberbank of Russia(a)	999,000	2,740,498
Severstal OAO(a)	96,634	1,411,004
Uralkali(a)	299,743	2,657,440

Total		30,732,059
SINGAPORE 0.5%
Keppel Corp., Ltd.(a)	307,000	2,298,240
SOUTH AFRICA 9.0%
AngloGold Ashanti Ltd., ADR(a)	53,627	2,424,477
FirstRand Ltd.(a)	835,838	2,069,601
Harmony Gold Mining Co., Ltd., ADR(a)	371,758	4,881,183
Kumba Iron Ore Ltd.(a)(b)	46,276	2,733,636
Life Healthcare Group Holdings Ltd.(a)	2,514,895	6,096,266
MTN Group Ltd.(a)	219,019	3,806,726
Naspers Ltd., Class N(a)	94,831	4,498,776
Sasol Ltd.(a)	185,647	8,349,048
Sasol Ltd., ADR(a)	12,560	568,214
Shoprite Holdings Ltd.(a)	398,757	5,837,714

Total		41,265,641

SOUTH KOREA 14.6%
Hana Financial Group, Inc.(a)	104,591	3,736,345

Issuer	Shares	Value
Common Stocks (continued)

SOUTH KOREA (cont.)
Hyundai Department Store Co., Ltd.(a)	36,978	$5,301,743

Hyundai Heavy Industries Co., Ltd.(a)	15,417	4,118,867
Hyundai Mobis(a)	29,131	8,337,042
Hyundai Motor Co.(a)	29,119	5,864,230
Hyundai Steel Co.(a)	42,701	3,874,891
LG Chem Ltd.(a)	17,759	5,730,581
Samsung Electronics Co., Ltd.(a)	20,660	17,785,393
Samsung Engineering Co., Ltd.(a)	34,806	7,109,109
Shinhan Financial Group Co., Ltd.(a)	135,121	5,382,834

Total		67,241,035
TAIWAN 9.3%
Advanced Semiconductor Engineering, Inc.(a)	5,172,000	4,570,341
Chinatrust Financial Holding Co., Ltd.(a)	7,613,407	4,989,804
Formosa Plastics Corp.(a)	2,082,000	6,123,353
Hon Hai Precision Industry Co., Ltd.(a)	1,311,915	3,596,454
HTC Corp.(a)	119,700	2,690,084
MediaTek, Inc.(a)	264,000	2,770,487
President Chain Store Corp.(a)	499,000	2,774,808
Taiwan Cement Corp.(a)	384,353	480,011
Taiwan Semiconductor Manufacturing Co., Ltd.(a)	3,385,858	8,250,918
Taiwan Semiconductor Manufacturing Co., Ltd., ADR(a)	524,077	6,613,852

Total		42,860,112
THAILAND 3.2%
Bangkok Bank PCL, NVDR(a)	842,375	4,058,581
Banpu PCL, Foreign Registered Shares(a)	158,750	3,211,375
PTT Global Chemical PCL(a)(c)	1,370,156	2,918,544
Siam Commercial Bank PCL, Foreign Registered Shares(a)	1,188,500	4,491,748

Total		14,680,248

TURKEY 2.3%
BIM Birlesik Magazalar AS(a)	70,492	2,142,829
Tav Havalimanlari Holding As(a)(c)	467,922	2,253,924
Tupras Turkiye Petrol Rafine(a)	145,897	3,287,266
Turk Telekomunikasyon AS(a)	107,981	457,961

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT	15

Portfolio of Investments (continued)

Issuer	Shares	Value
Common Stocks (continued)

TURKEY (cont.)
Turkiye Halk Bankasi AS(a)	370,091	$2,274,335

Total		10,416,315
Total Common Stocks (Cost: $428,472,355)		$435,039,283

Preferred Stocks 3.4%
BRAZIL 3.1%
Cia Energetica Minas Gerais(a)	175,200	$2,934,882
Cia de Bebidas das Americas(a)	27,600	922,760
Itaú Unibanco Holding SA(a)	310,300	5,958,931
Petroleo Brasileiro SA(a)	358,800	4,489,049

Total		14,305,622
RUSSIAN FEDERATION 0.3%
Mechel(a)	177,067	1,558,214
Total Preferred Stocks (Cost: $17,674,811)		$15,863,836

Money Market Funds 1.5%
Columbia Short-Term Cash Fund, 0.123%(f)(g)	6,910,442	$6,910,442
Total Money Market Funds (Cost: $6,910,442)		$6,910,442

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 4.6%

Repurchase Agreements 4.6%
Citibank NA dated 10/31/11, matures 11/01/11 repurchase price $5,000,018(d)
11/01/11	0.130%	$5,000,000	$5,000,000
Pershing LLC dated 10/31/11, matures 11/01/11 repurchase price $1,000,005(d)
11/01/11	0.180%	1,000,000	1,000,000
Societe Generale dated 10/31/11, matures 11/01/11 repurchase price $14,952,531(d)
11/01/11	0.130%	14,952,477	14,952,477

Total			20,952,477
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $20,952,477)			$20,952,477
Total Investments
(Cost: $474,010,085)			$478,766,038
Other Assets & Liabilities, Net			(19,187,656)
Net Assets			$459,578,382

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT

Summary of Investments in Securities by Industry

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at October 31, 2011:

Industry	Percentage of Net Assets	Value
Auto Components	1.8%	$8,337,042
Automobiles	3.8	17,447,354
Beverages	2.8	12,910,793
Chemicals	3.8	17,429,917
Commercial Banks	16.7	76,849,106
Communications Equipment	1.1	4,983,675
Construction & Engineering	2.7	12,529,846
Construction Materials	1.2	5,373,406
Diversified Consumer Services	0.7	3,275,190
Diversified Financial Services	2.1	9,584,649
Diversified Telecommunication Services	3.6	16,674,027
Electronic Equipment, Instruments & Components	1.4	6,531,336
Food & Staples Retailing	5.0	22,972,533
Food Products	1.8	8,044,202
Gas Utilities	0.8	3,750,843
Health Care Providers & Services	1.3	6,096,266
Hotels, Restaurants & Leisure	1.4	6,450,524
Industrial Conglomerates	0.5	2,298,240
Insurance	1.2	5,339,808
Internet Software & Services	1.1	5,012,652
IT Services	1.5	7,069,978
Machinery	1.2	5,464,372
Media	1.5	6,829,758
Metals & Mining	7.6	35,065,257
Multiline Retail	2.2	9,931,030
Oil, Gas & Consumable Fuels	12.0	54,979,625
Real Estate Management & Development	0.4	1,993,842
Semiconductors & Semiconductor Equipment	8.7	39,990,990
Software	0.7	3,273,379
Specialty Retail	2.3	10,346,062
Tobacco	0.7	3,279,228
Transportation Infrastructure	0.5	2,253,925
Wireless Telecommunication Services	4.0	18,534,264
Other(1)	6.1	27,862,919
Total		$478,766,038

(1)	Cash Equivalents.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT	17

Portfolio of Investments (continued)

Investment in Derivatives

Forward Foreign Currency Exchange Contracts Open at October 31, 2011
Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation	Unrealized Depreciation
Royal Bank of Scotland	Nov. 1, 2011	1,660,000 (ZAR	)	207,845 (USD	)	$—	$(1,342)

Notes to Portfolio of Investments

(a)	Represents a foreign security. At October 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $450,903,119 or 98.11% of net assets.

(b)	At October 31, 2011, security was partially or fully on loan.

(c)	Non-income producing.

(d)

The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Citibank NA (0.130%)

Security Description	Value
Fannie Mae Pool	$2,006,337
Freddie Mac Gold Pool	85,783
Freddie Mac Non Gold Pool	3,007,880
Total Market Value of Collateral Securities	$5,100,000

Pershing LLC (0.180%)

Security Description	Value
Fannie Mae Pool	$180,484
Fannie Mae REMICS	119,585
Fannie Mae Whole Loan	577
Fannie Mae-Aces	1,116
Freddie Mac Gold Pool	190,998
Freddie Mac Non Gold Pool	172,025
Freddie Mac Reference REMIC	11,487
Freddie Mac REMICS	116,445
Ginnie Mae I Pool	82,295
Government National Mortgage Association	60,559
United States Treasury Note/Bond	84,429
Total Market Value of Collateral Securities	$1,020,000

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT

Societe Generale (0.130%)

Security Description	Value
Fannie Mae Pool	$3,846,253
Fannie Mae REMICS	2,196,432
Freddie Mac Gold Pool	1,290,917
Freddie Mac Non Gold Pool	372,477
Freddie Mac REMICS	3,841,153
Government National Mortgage Association	3,704,295
Total Market Value of Collateral Securities	$15,251,527

(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2011, the value of these securities amounted to $9,031,361 or 1.97% of net assets.

(f)	The rate shown is the seven-day current annualized yield at October 31, 2011.

(g)	Investments in affiliates during the year ended October 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$3,749,862	$198,597,369	$(195,436,789)	$—	$6,910,442	$7,987	$6,910,442

Abbreviation Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-voting Depository Receipt

Currency Legend
USD	US Dollar
ZAR	South African Rand

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT	19

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of October 31, 2011:

	Fair Value at October 31, 2011
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$7,682,658	$54,934,302	$—	$62,616,960
Consumer Staples	23,468,056	22,815,939	—	46,283,995
Energy	10,751,231	39,739,345	—	50,490,576
Financials	16,357,676	71,450,797	—	87,808,473
Health Care	—	6,096,266	—	6,096,266
Industrials	—	22,546,383	—	22,546,383
Information Technology	15,543,350	48,383,779	—	63,927,129
Materials	23,238,091	33,072,275	—	56,310,366
Telecommunication Services	9,017,420	26,190,872	—	35,208,292
Utilities	—	3,750,843	—	3,750,843
Preferred Stocks
Consumer Staples	922,760	—	—	922,760
Energy	4,489,049	—	—	4,489,049
Financials	5,958,931	—	—	5,958,931
Materials	—	1,558,214	—	1,558,214
Utilities	2,934,882	—	—	2,934,882
Total Equity Securities	120,364,104	330,539,015	—	450,903,119
Other
Affiliated Money Market Fund(c)	6,910,442	—	—	6,910,442
Investments of Cash Collateral Received for Securities on Loan	—	20,952,477	—	20,952,477
Total Other	6,910,442	20,952,477	—	27,862,919
Investments in Securities	127,274,546	351,491,492	—	478,766,038
Derivatives(d)
Liabilities
Forward Foreign Currency Exchange Contracts	—	(1,342)	—	(1,342)
Total	$127,274,546	$351,490,150	$—	$478,764,696

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT	21

Portfolio of Investments (continued)

Fair Value Measurements (continued)

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements. Financial assets were transferred from Level 1 to Level 2 as it was determined that the application of factors received from third party statistical services resulted in a price which was more representative of fair value for these securities as of period end.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)

The amount of securities transferred out of Level 1 into Level 2 during the period was $263,102,724. All foreign securities subject to fair value procedures by the pricing service are classified as Level 2. Transfers between Level 1 and Level 2 are effective as of the beginning of the reporting period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at October 31, 2011.

(d)	Derivative instruments are valued at unrealized appreciation (depreciation).

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT

Statement of Assets and Liabilities

October 31, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $446,147,166)	$450,903,119
Affiliated issuers (identified cost $6,910,442)	6,910,442
Investment of cash collateral received for securities on loan Repurchase agreements (identified cost $20,952,477)	20,952,477
Total investments (identified cost $474,010,085)	478,766,038
Foreign currency (identified cost $6,181,614)	6,265,396
Receivable for:
Investments sold	18,222,139
Capital shares sold	160,864
Dividends	601,366
Interest	4,460
Reclaims	7,517
Prepaid expense	8,037
Total assets	504,035,817
Liabilities
Disbursements in excess of cash	3,640,556
Due upon return of securities on loan	20,952,477
Unrealized depreciation on forward foreign currency exchange contracts	1,342
Payable for:
Investments purchased	18,292,561
Capital shares purchased	829,550
Foreign capital gains taxes deferred	139,969
Investment management fees	42,487
Distribution fees	13,026
Transfer agent fees	129,080
Administration fees	3,117
Plan administration fees	13
Other expenses	413,257
Total liabilities	44,457,435
Net assets applicable to outstanding capital stock	$459,578,382

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT	23

Statement of Assets and Liabilities (continued)

October 31, 2011

Represented by
Paid-in capital	$423,071,194
Excess of distributions over net investment income	(20,155)
Accumulated net realized gain	31,796,393
Unrealized appreciation (depreciation) on:
Investments	4,755,952
Foreign currency translations	116,309
Forward foreign currency exchange contracts	(1,342)
Foreign capital gains tax	(139,969)
Total — representing net assets applicable to outstanding capital stock	$459,578,382
*Value of securities on loan	$19,542,196
Net assets applicable to outstanding shares
Class A	$397,802,619
Class B	$20,944,076
Class C	$27,910,269
Class I	$13,382
Class R	$10,651,691
Class R4	$627,117
Class R5	$621,857
Class W	$2,224
Class Z	$1,005,147
Shares outstanding
Class A	48,251,130
Class B	2,875,925
Class C	3,849,712
Class I	1,558
Class R	1,297,943
Class R4	73,000
Class R5	72,235
Class W	271
Class Z	117,269
Net asset value per share
Class A(a)	$8.24
Class B	$7.28
Class C	$7.25
Class I	$8.59
Class R	$8.21
Class R4	$8.59
Class R5	$8.61
Class W	$8.21
Class Z	$8.57

(a)	The maximum offering price per share for Class A is $8.74. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT

Statement of Operations

Year ended October 31, 2011

Net investment income
Income:
Dividends	$14,523,991
Interest	3,316
Dividends from affiliates	7,987
Income from securities lending — net	67,479
Foreign taxes withheld	(1,426,894)
Total income	13,175,879
Expenses:
Investment management fees	6,593,921
Distribution fees
Class A	1,223,131
Class B	328,266
Class C	355,394
Class R	69,831
Class W	6
Transfer agent fees
Class A	1,183,812
Class B	80,876
Class C	87,369
Class R	33,785
Class R4	520
Class R5	349
Class W	6
Class Z	1,277
Administration fees	487,573
Plan administration fees
Class R4	2,839
Compensation of board members	19,524
Custodian fees	470,305
Printing and postage fees	112,977
Registration fees	98,397
Professional fees	76,344
Line of credit interest expense	5,156
Other	134,416
Total expenses	11,366,074
Expense reductions	(1,957)
Total net expenses	11,364,117
Net investment income	1,811,762

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT	25

Statement of Operations (continued)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$36,486,730
Foreign currency transactions	(54,403)
Forward foreign currency exchange contracts	(297,293)
Net realized gain	36,135,034
Net change in unrealized appreciation (depreciation) on:
Investments	(114,242,682)
Foreign currency translations	249,719
Forward foreign currency exchange contracts	(1,686)
Foreign capital gains tax	(139,969)
Net change in unrealized depreciation	(114,134,618)
Net realized and unrealized loss	(77,999,584)
Net decrease in net assets from operations	$(76,187,822)

The accompanying Notes to Financial Statements are an integral part of this statement.

26	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT

Statement of Changes in Net Assets

	2011	2010
Operations
Net investment income	$1,811,762	$1,867,378
Net realized gain	36,135,034	130,027,003
Net change in unrealized appreciation (depreciation)	(114,134,618)	16,283,884
Net increase (decrease) in net assets resulting from operations	(76,187,822)	148,178,265
Distributions to shareholders from:
Net investment income
Class A	(5,232,400)	(2,568,740)
Class B	(129,969)	(19,695)
Class C	(204,839)	(193,813)
Class I	(1,187,025)	(693,406)
Class R	(124,581)	(97,017)
Class R4	(15,517)	(8,976)
Class R5	(9,648)	(5,301)
Class W	(36)	—
Class Z	(373)	—
Net realized gains
Class A	(6,285,005)	—
Class B	(519,528)	—
Class C	(535,291)	—
Class I	(989,436)	—
Class R	(190,513)	—
Class R4	(16,172)	—
Class R5	(8,371)	—
Class W	(32)	—
Class Z	(316)	—
Total distributions to shareholders	(15,449,052)	(3,586,948)
Decrease in net assets from share transactions	(149,713,034)	(14,347,818)
Proceeds from regulatory settlements (Note 6)	—	203,460
Total increase (decrease) in net assets	(241,349,908)	130,446,959
Net assets at beginning of year	700,928,290	570,481,331
Net assets at end of year	$459,578,382	$700,928,290
Undistributed (excess of distributions over) net investment income	$(20,155)	$4,930,398

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT	27

Statement of Changes in Net Assets (continued)

Year ended October 31,	2011		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	6,038,532	57,790,864	9,964,176	85,282,805
Conversions from Class B	850,445	8,291,492	1,001,557	8,787,572
Distributions reinvested	1,146,557	10,915,221	306,274	2,496,135
Redemptions	(13,437,427)	(125,504,490)	(11,395,153)	(96,690,846)
Net decrease	(5,401,893)	(48,506,913)	(123,146)	(124,334)
Class B shares
Subscriptions	319,885	2,738,539	1,130,777	8,535,966
Distributions reinvested	74,591	631,036	2,636	19,165
Conversions to Class A	(959,560)	(8,291,492)	(1,128,603)	(8,787,572)
Redemptions	(878,647)	(7,305,448)	(1,286,309)	(9,645,349)
Net decrease	(1,443,731)	(12,227,365)	(1,281,499)	(9,877,790)
Class C shares
Subscriptions	861,785	7,189,413	1,432,742	10,812,054
Distributions reinvested	57,204	481,660	15,811	114,627
Redemptions	(1,570,450)	(12,861,777)	(1,703,710)	(12,720,504)
Net decrease	(651,461)	(5,190,704)	(255,157)	(1,793,823)
Class I shares
Subscriptions	135,792	1,378,107	543,572	4,925,169
Distributions reinvested	220,471	2,176,053	82,142	693,280
Redemptions	(8,661,081)	(85,525,974)	(894,959)	(8,008,374)
Net decrease	(8,304,818)	(81,971,814)	(269,245)	(2,389,925)
Class R shares
Subscriptions	644,424	6,108,623	786,016	6,673,201
Distributions reinvested	6,431	61,030	1,413	11,505
Redemptions	(914,311)	(8,666,950)	(806,481)	(6,801,569)
Net decrease	(263,456)	(2,497,297)	(19,052)	(116,863)
Class R4 shares
Subscriptions	4,826	44,838	18,130	163,774
Distributions reinvested	3,161	31,300	1,060	8,976
Redemptions	(73,175)	(659,816)	(28,399)	(249,476)
Net decrease	(65,188)	(583,678)	(9,209)	(76,726)

The accompanying Notes to Financial Statements are an integral part of this statement.

28	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT

Year ended October 31,	2011		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class R5 shares
Subscriptions	3,757	38,462	258	2,606
Distributions reinvested	992	9,824	621	5,259
Redemptions	(121)	(1,126)	(15)	(125)
Net increase	4,628	47,160	864	7,740
Class W shares
Subscriptions	—	—	271	2,500
Net increase	—	—	271	2,500
Class Z shares
Subscriptions	145,020	1,486,962	2,114	21,403
Distributions reinvested	63	621	—	—
Redemptions	(29,928)	(270,006)	—	—
Net increase	115,155	1,217,577	2,114	21,403
Total net decrease	(16,010,764)	(149,713,034)	(1,954,059)	(14,347,818)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT	29

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Oct. 31,
	2011	2010		2009		2008	2007
Class A
Per share data
Net asset value, beginning of period	$9.75	$7.74		$4.96		$14.99	$11.32
Income from investment operations:
Net investment income	0.04	0.03		0.02		0.08	0.04
Net realized and unrealized gain (loss)	(1.33)	2.03		2.75		(7.24)	6.27
Total from investment operations	(1.29)	2.06		2.77		(7.16)	6.31
Less distributions to shareholders from:
Net investment income	(0.10)	(0.05)		—		(0.18)	—
Net realized gains	(0.12)	—		—		(2.69)	(2.64)
Total distributions to shareholders	(0.22)	(0.05)		—		(2.87)	(2.64)
Proceeds from regulatory settlement	—	0.00	(a)	0.01		—	—
Net asset value, end of period	$8.24	$9.75		$7.74		$4.96	$14.99
Total return	(13.55% )	26.70%	(b)	56.05%	(c)	(57.79% )	68.21%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.79%	1.85%		1.90%		1.87%	1.83%
Net expenses after fees waived or expenses reimbursed(e)	1.79% (f)	1.85%		1.90%		1.87%	1.83%
Net investment income	0.38% (f)	0.34%		0.38%		0.78%	0.31%
Supplemental data
Net assets, end of period (in thousands)	$397,803	$523,288		$416,297		$250,088	$661,299
Portfolio turnover	84%	96%		149%		133%	125%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.03% for Class A.
(c)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.
(d)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses before giving effect to any performance incentive adjustment, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT	31

Financial Highlights (continued)

	Year ended Oct. 31,
	2011		2010		2009		2008	2007
Class B
Per share data
Net asset value, beginning of period	$8.64		$6.87		$4.43		$13.73	$10.63
Income from investment operations:
Net investment income (loss)	(0.04)		(0.03)		(0.02)		0.00 (a)	(0.05)
Net realized and unrealized gain (loss)	(1.17)		1.80		2.45		(6.53)	5.79
Total from investment operations	(1.21)		1.77		2.43		(6.53)	5.74
Less distributions to shareholders from:
Net investment income	(0.03)		(0.00	)(a)	—		(0.08)	—
Net realized gains	(0.12)		—		—		(2.69)	(2.64)
Total distributions to shareholders	(0.15)		(0.00	)(a)	—		(2.77)	(2.64)
Proceeds from regulatory settlement	—		0.00	(a)	0.01		—	—
Net asset value, end of period	$7.28		$8.64		$6.87		$4.43	$13.73
Total return	(14.26%	)	25.82%	(b)	55.08%	(c)	(58.08% )	66.95%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	2.54%		2.60%		2.68%		2.62%	2.58%
Net expenses after fees waived or expenses reimbursed(e)	2.54%	(f)	2.60%		2.68%		2.62%	2.58%
Net investment income (loss)	(0.43%	)(f)	(0.42%	)	(0.36%	)	0.02%	(0.48% )
Supplemental data
Net assets, end of period (in thousands)	$20,944		$37,312		$38,489		$28,179	$93,787
Portfolio turnover	84%		96%		149%		133%	125%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.04% for Class B.
(c)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.
(d)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses before giving effect to any performance incentive adjustment, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT

	Year ended Oct. 31,
	2011		2010		2009		2008	2007
Class C
Per share data
Net asset value, beginning of period	$8.61		$6.89		$4.44		$13.78	$10.66
Income from investment operations:
Net investment income (loss)	(0.03)		(0.03)		(0.04)		0.00 (a)	(0.05)
Net realized and unrealized gain (loss)	(1.17)		1.79		2.48		(6.54)	5.81
Total from investment operations	(1.20)		1.76		2.44		(6.54)	5.76
Less distributions to shareholders from:
Net investment income	(0.04)		(0.04)		—		(0.11)	—
Net realized gains	(0.12)		—		—		(2.69)	(2.64)
Total distributions to shareholders	(0.16)		(0.04)		—		(2.80)	(2.64)
Proceeds from regulatory settlement	—		0.00	(a)	0.01		—	—
Net asset value, end of period	$7.25		$8.61		$6.89		$4.44	$13.78
Total return	(14.15%	)	25.67%	(b)	55.18%	(c)	(58.15% )	67.03%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	2.54%		2.60%		2.60%		2.63%	2.59%
Net expenses after fees waived or expenses reimbursed(e)	2.54%	(f)	2.60%		2.60%		2.63%	2.59%
Net investment income (loss)	(0.39%	)(f)	(0.43%	)	(0.65%	)	0.03%	(0.48% )
Supplemental data
Net assets, end of period (in thousands)	$27,910		$38,770		$32,757		$3,163	$7,684
Portfolio turnover	84%		96%		149%		133%	125%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.04% for Class C.
(c)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.
(d)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses before giving effect to any performance incentive adjustment, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT	33

Financial Highlights (continued)

	Year ended Oct. 31,
	2011	2010		2009		2008	2007
Class I
Per share data
Net asset value, beginning of period	$10.15	$8.04		$5.12		$15.38	$11.50
Income from investment operations:
Net investment income	0.04	0.07		0.06		0.11	0.09
Net realized and unrealized gain (loss)	(1.34)	2.12		2.85		(7.45)	6.43
Total from investment operations	(1.30)	2.19		2.91		(7.34)	6.52
Less distributions to shareholders from:
Net investment income	(0.14)	(0.08)		—		(0.23)	—
Net realized gains	(0.12)	—		—		(2.69)	(2.64)
Total distributions to shareholders	(0.26)	(0.08)		—		(2.92)	(2.64)
Proceeds from regulatory settlement	—	0.00	(a)	0.01		—	—
Net asset value, end of period	$8.59	$10.15		$8.04		$5.12	$15.38
Total return	(13.12% )	27.45%	(b)	57.03%	(c)	(57.63% )	69.07%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.27%	1.35%		1.26%		1.42%	1.39%
Net expenses after fees waived or expenses reimbursed(e)	1.27%	1.35%		1.26%		1.42%	1.39%
Net investment income	0.41%	0.84%		0.77%		0.97%	0.75%
Supplemental data
Net assets, end of period (in thousands)	$13	$84,279		$68,978		$8	$55,503
Portfolio turnover	84%	96%		149%		133%	125%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.03% for Class I.
(c)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.
(d)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

34	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT

	Year ended Oct. 31,
	2011	2010		2009(a)
Class R
Per share data
Net asset value, beginning of period	$9.71	$7.74		$7.42
Income from investment operations:
Net investment income (loss)	0.01	0.00	(b)	(0.01)
Net realized and unrealized gain (loss)	(1.31)	2.03		0.33
Total from investment operations	(1.30)	2.03		0.32
Less distributions to shareholders from:
Net investment income	(0.08)	(0.06)		—
Net realized gains	(0.12)	—		—
Total distributions to shareholders	(0.20)	(0.06)		—
Proceeds from regulatory settlement	—	0.00	(b)	—
Net asset value, end of period	$8.21	$9.71		$7.74
Total return	(13.69% )	26.36%	(c)	4.31%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	2.04%	2.13%		2.06%	(e)
Net expenses after fees waived or expenses reimbursed(f)	2.04% (g)	2.13%		2.06%	(e)
Net investment income (loss)	0.11% (g)	0.04%		(0.36%	)(e)
Supplemental data
Net assets, end of period (in thousands)	$10,652	$15,165		$12,236
Portfolio turnover	84%	96%		149%

Notes to Financial Highlights

(a)	For the period from August 3, 2009 (when shares became available) to October 31, 2009.
(b)	Rounds to less than $0.01.
(c)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.03% for Class R.
(d)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses before giving effect to any performance incentive adjustment, if applicable.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT	35

Financial Highlights (continued)

	Year ended Oct. 31,
	2011	2010		2009		2008	2007
Class R4
Per share data
Net asset value, beginning of period	$10.15	$8.05		$5.14		$15.32	$11.50
Income from investment operations:
Net investment income	0.05	0.05		0.04		0.11	0.05
Net realized and unrealized gain (loss)	(1.38)	2.11		2.86		(7.45)	6.41
Total from investment operations	(1.33)	2.16		2.90		(7.34)	6.46
Less distributions to shareholders from:
Net investment income	(0.11)	(0.06)		—		(0.15)	—
Net realized gains	(0.12)	—		—		(2.69)	(2.64)
Total distributions to shareholders	(0.23)	(0.06)		—		(2.84)	(2.64)
Proceeds from regulatory settlement	—	0.00	(a)	0.01		—	—
Net asset value, end of period	$8.59	$10.15		$8.05		$5.14	$15.32
Total return	(13.37% )	26.99%	(b)	56.62%	(c)	(57.58% )	68.51%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.59%	1.65%		1.62%		1.73%	1.65%
Net expenses after fees waived or expenses reimbursed(e)	1.59%	1.65%		1.56%		1.47%	1.65%
Net investment income	0.49%	0.51%		0.72%		1.12%	0.45%
Supplemental data
Net assets, end of period (in thousands)	$627	$1,402		$1,187		$782	$2,304
Portfolio turnover	84%	96%		149%		133%	125%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.03% for Class R4.
(c)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.
(d)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

36	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT

	Year ended Oct. 31,
	2011	2010		2009		2008(a)
Class R5
Per share data
Net asset value, beginning of period	$10.17	$8.06		$5.13		$9.32
Income from investment operations:
Net investment income	0.08	0.07		0.05		0.03
Net realized and unrealized gain (loss)	(1.38)	2.12		2.87		(4.22)
Total from investment operations	(1.30)	2.19		2.92		(4.19)
Less distributions to shareholders from:
Net investment income	(0.14)	(0.08)		—		—
Net realized gains	(0.12)	—		—		—
Total distributions to shareholders	(0.26)	(0.08)		—		—
Proceeds from regulatory settlement	—	0.00	(b)	0.01		—
Net asset value, end of period	$8.61	$10.17		$8.06		$5.13
Total return	(13.14% )	27.36%	(c)	57.12%	(d)	(44.96%	)
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed	1.35%	1.41%		1.31%		1.47%	(f)
Net expenses after fees waived or expenses reimbursed(g)	1.35%	1.41%		1.31%		1.47%	(f)
Net investment income	0.86%	0.78%		0.68%		1.57%	(f)
Supplemental data
Net assets, end of period (in thousands)	$622	$687		$538		$3
Portfolio turnover	84%	96%		149%		133%

Notes to Financial Highlights

(a)	For the period from August 1, 2008 (commencement of operations) to October 31, 2008.
(b)	Rounds to less than $0.01.
(c)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.03% for Class R5.
(d)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.
(e)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT	37

Financial Highlights (continued)

	Year ended Oct. 31,
	2011	2010(a)
Class W
Per share data
Net asset value, beginning of period	$9.75	$9.23
Income from investment operations:
Net investment income (loss)	0.03	(0.01)
Net realized and unrealized gain (loss)	(1.32)	0.53
Total from investment operations	(1.29)	0.52
Less distributions to shareholders from:
Net investment income	(0.13)	—
Net realized gains	(0.12)	—
Total distributions to shareholders	(0.25)	—
Net asset value, end of period	$8.21	$9.75
Total return	(13.56% )	5.63%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.82%	1.89%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.82% (e)	1.89%	(c)
Net investment income (loss)	0.37% (e)	(0.71%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$2	$3
Portfolio turnover	84%	96%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 10, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses before giving effect to any performance incentive adjustment, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

38	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT

	Year ended Oct. 31,
	2011	2010(a)
Class Z
Per share data
Net asset value, beginning of period	$10.14	$9.60
Income from investment operations:
Net investment income	0.13	0.00	(b)
Net realized and unrealized gain (loss)	(1.44)	0.54
Total from investment operations	(1.31)	0.54
Less distributions to shareholders from:
Net investment income	(0.14)	—
Net realized gains	(0.12)	—
Total distributions to shareholders	(0.26)	—
Net asset value, end of period	$8.57	$10.14
Total return	(13.25% )	5.63%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.59%	1.56%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.59% (f)	1.56%	(d)
Net investment income (loss)	1.36% (f)	(0.46%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$1,005	$21
Portfolio turnover	84%	96%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)	Rounds to less than $0.01.
(c)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses before giving effect to any performance incentive adjustment, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT	39

Notes to Financial Statements

October 31, 2011

Note	1. Organization

Columbia Emerging Markets Opportunity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource Global Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

40	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT

Class R5 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note	2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT	41

Notes to Financial Statements (continued)

(U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from

42	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT

the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund’s custodian entered into forward foreign currency exchange contracts on the Fund’s behalf in order to facilitate the settlement of purchases and sales of securities.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT	43

Notes to Financial Statements (continued)

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at October 31, 2011
	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	$1,342

Effect of Derivative Instruments in the Statement of Operations for the Year Ended October 31, 2011
Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(297,293)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(1,686)

44	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT

Volume of Derivative Instruments for the Year Ended October 31, 2011
Contracts Opened
Forward Foreign Currency Exchange Contracts	511

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT	45

Notes to Financial Statements (continued)

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

46	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note	3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund’s subadviser (see Subadvisory Agreement below). The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 1.100% to 0.900% as the Fund’s net assets increase. Prior to July 1, 2011, the fee was adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Emerging Markets Funds Index. The maximum adjustment was 0.12% per year. If the performance difference was less than 0.50%, the adjustment was zero. The adjustment decreased the management fee by $97,306 for the year ended October 31, 2011. The effective management fee rate for the year ended October 31, 2011 was 1.07% of the Fund’s average daily net assets, including the adjustment under the terms of the PIA.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund. The Investment Manager compensates Threadneedle to manage the investments of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT	47

Notes to Financial Statements (continued)

administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2011 was 0.08% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial served as the Fund Administrator.

Other Fees

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended October 31, 2011, other expenses paid to this company were $3,883.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

48	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended October 31, 2011, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.24%
Class B	0.25
Class C	0.25
Class R	0.24
Class R4	0.05
Class R5	0.05
Class W	0.25
Class Z	0.25

The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At October 31, 2011, the Fund’s total potential future obligation over the life of the Guaranty is $100,524. The liability remaining at October 31, 2011 for non-recurring charges associated with the lease amounted to $66,474 and is included within other accrued expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2011, these minimum account balance fees reduced total expenses by $1,957.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT	49

Notes to Financial Statements (continued)

shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $769,000 and $1,383,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $510,321 for Class A, $17,920 for Class B and $2,585 for Class C shares for the year ended October 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective January 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2011, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian and before giving effect to any performance incentive adjustment, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.85%
Class B	2.60
Class C	2.60
Class I	1.41
Class R	2.10
Class R4	1.71
Class R5	1.46
Class W	1.85
Class Z	1.60

Effective January 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless

50	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT

sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, will not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.85%
Class B	2.60
Class C	2.60
Class I	1.42
Class R	2.10
Class R4	1.72
Class R5	1.47
Class W	1.85
Class Z	1.60

Under the agreement, the following fees and expenses, are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note	4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended October 31, 2011, these differences are primarily due to passive foreign investment company (PFIC) holdings, foreign tax credits and deferral/reversal of wash sale losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$142,073
Accumulated net realized gain	(142,073)

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT	51

Notes to Financial Statements (continued)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended October 31,	2011	2010
Ordinary Income	$6,562,302	$3,586,948
Long-Term Capital Gains	8,886,750	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed accumulated long-term gain	38,751,706
Unrealized depreciation	(2,244,518)

At October 31, 2011, the cost of investments for federal income tax purposes was $480,965,398 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$30,582,693
Unrealized depreciation	$(32,782,053)
Net unrealized depreciation	$(2,199,360)

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note	5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $511,014,287 and $670,350,163, respectively, for the year ended October 31, 2011.

Note	6. Regulatory Settlements

During the year ended October 31, 2010, the Fund received $203,460 as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds

52	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT

from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

Note	7. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At October 31, 2011, securities valued at $19,542,196 were on loan, and by cash collateral of $20,952,477 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended October 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT	53

Notes to Financial Statements (continued)

Note	8. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note	9. Shareholder Concentration

At October 31, 2011, the Investment Manager and/or affiliates owned 100% of the Fund’s Class I and Class W shares.

Note	10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount was increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Effective December 13, 2011, the Fund extended its revolving credit facility with the Administrative Agent. The credit facility agreement, as amended, permits

54	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT

collective borrowings up to $500 million. Effective December 13, 2011, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

On February 11, 2011, the Fund borrowed $24 million at a weighted average interest rate of 1.52%. The Fund repaid $16 million on February 15, 2011 and $8 million on February 16, 2011.

Note	11. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note	12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 10 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note	13. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT	55

Notes to Financial Statements (continued)

restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates

56	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT

have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT	57

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Emerging Markets Opportunity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Emerging Markets Opportunity Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

58	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Emerging Markets Opportunity Fund of the Columbia Funds Series Trust II at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

December 22, 2011

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT	59

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended October 31, 2011

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	100%
Dividends Received Deduction for corporations	16.09%
U.S. Government Obligations	0.00%
Foreign Taxes Paid	$ 1,426,381
Foreign Source Income	$14,335,180

Capital gain distributions – the Fund designated $8,886,750 to be taxed as long-term capital gain.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

60	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, prior to the Transaction, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve directors/trustees to sixteen for all funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT	61

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

62	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), from September 2003 to May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT	63

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco Corporation (real estate development) and Mickel Investment Group	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas
Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	153	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)
*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

64	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT

Interested Board Member Affiliated with Investment Manager* (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010.	153	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT	65

Board Members and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003-December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004-October 2004
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

66	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Vice President — Asset Management, Ameriprise Financial, Inc., since July 2011; Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007-April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006-April 2010; former Co-President and Senior Managing Director, Robeco Investment Management
Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007
Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004-May 2005
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 53	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 41	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, Feb. 1998 to May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 42	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT	67

Board Members and Officers (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 42	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

68	COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

COLUMBIA EMERGING MARKETS OPPORTUNITY FUND — 2011 ANNUAL REPORT	69

Columbia Emerging Markets Opportunity Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The
Fund is distributed by Columbia Management Investment Distributors, Inc., member
FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6354 Y (12/11)

Annual Report

Columbia

European Equity Fund

Annual Report for the Period Ended October 31, 2011

Columbia European Equity Fund seeks to provide shareholders with capital appreciation.

Not FDIC insured ¡ No bank guarantee  ¡ May lose value

Your Fund at a Glance	2

Manager Commentary	5

The Fund’s Long-term Performance	10

Fund Expense Example	12

Portfolio of Investments	14

Statement of Assets and Liabilities	21

Statement of Operations	23

Statement of Changes in Net Assets	25

Financial Highlights	27

Notes to Financial Statements	33

Report of Independent Registered Public Accounting Firm	51

Federal Income Tax Information	53

Board Members and Officers	54

Proxy Voting	62

See the Fund’s prospectus for risks associated with investing in the Fund.

COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT	1

Your Fund at a Glance

FUND SUMMARY

>	Columbia European Equity Fund (the Fund) Class A shares declined 5.25% (excluding sales charge) for the 12 months ended October 31, 2011.

>	The Fund performed in line with its benchmark, the Morgan Stanley Capital International (MSCI) Europe Index (Net) (MSCI Index), which declined 5.24% for the 12-month period.

ANNUALIZED TOTAL RETURNS (for period ended October 31, 2011)

	1 year	3 years	5 years	10 years
Columbia European Equity Fund Class A (excluding sales charge)	-5.25%	+13.42%	+1.40%	+6.23%
MSCI Europe Index (Net) (unmanaged)	-5.24%	+9.38%	-2.74%	+5.68%
MSCI Europe Index (Gross) (unmanaged)	-4.65%	+10.09%	-2.15%	+6.22%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses and taxes (except the MSCI Europe Index (Net), which reflects reinvested dividends net of withholding taxes). It is not possible to invest directly in an index.

2	COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS

at October 31, 2011
Without sales charge	1 year	3 years	5 years	10 years	Since inception*
Class A (inception 6/26/00)	-5.25%	+13.42%	+1.40%	+6.23%	N/A
Class B (inception 6/26/00)	-5.88%	+12.64%	+0.64%	+5.41%	N/A
Class C (inception 6/26/00)	-5.77%	+12.63%	+0.67%	+5.42%	N/A
Class I (inception 7/15/04)	-4.36%	+14.12%	+1.98%	N/A	+8.12%
Class R4 (inception 6/26/00)	-4.93%	+13.67%	+1.67%	+6.47%	N/A
Class Z (inception 9/27/10)	-4.57%	N/A	N/A	N/A	+0.25%

With sales charge
Class A (inception 6/26/00)	-10.64%	+11.17%	+0.20%	+5.61%	N/A
Class B (inception 6/26/00)	-10.59%	+11.85%	+0.25%	+5.41%	N/A
Class C (inception 6/26/00)	-6.71%	+12.63%	+0.67%	+5.42%	N/A

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

*	For classes with less than 10 years performance.

COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT	3

Your Fund at a Glance (continued)

MORNINGSTAR STYLE BOXTM

The Morningstar Style BoxTM is based on the Fund’s portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2011 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

4	COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT

Manager Commentary

Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., is the subadviser to the Fund.

Dear Shareholders,

Columbia European Equity Fund (the Fund) Class A shares declined 5.25% (excluding sales charge) for the 12 months ended October 31, 2011. The Fund performed in line with its benchmark, the Morgan Stanley Capital International (MSCI) Europe Index (Net) (MSCI Index), which declined 5.24% for the 12-month period.

Significant performance factors

Clearly, this has been a difficult year for global equity markets and for European equities in particular. Through the last two months of 2010 and the beginning of 2011, we saw reasonably strong markets. However, part way through the Fund’s fiscal year, markets became quite volatile. In Europe, this was directly related to the sovereign debt issues in the peripheral countries of Greece, Italy, Spain, Portugal and Ireland. However, markets also contended with lower expectations for global growth and concerns about inflation and monetary policy tightening in the emerging markets. The combination of these factors led to a period of significant equity weakness and exceptional volatility.

COUNTRY BREAKDOWN(1) (at October 31, 2011)
Denmark	1.5%
Finland	1.7
France	9.3
Germany	17.0
Ireland	2.9
Netherlands	6.8
Norway	1.1
Spain	5.4
Sweden	4.2
Switzerland	11.0
United Kingdom	35.9
Other(2)	3.2

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT	5

Manager Commentary (continued)

With macro economic issues driving equity performance, we have seen fairly strong ups and downs in individual sectors. Few sectors have behaved consistently throughout the year. In general, investors seemed much more focused on top down factors than on individual company results.

In Europe, countries with the Euro as their currency significantly underperformed countries that retain their own currencies. The U.K. in particular was an especially strong performer, with Sweden and Switzerland also providing good returns. The U.K. and Swiss equity markets have relatively defensive profiles, characterized by large multi-national corporations, and both have a large number of health care stocks, a sector that performed well. The U.K. also has a large number of companies with overseas earnings, particularly U.K. banks doing business in Asia. The strength of the U.K. and Swiss currencies was another positive factor. In Sweden, favorable results stemmed mainly from currency strength.

Relative to the MSCI Index, the Fund benefited from an overweight position in the U.K., an overweight in health care and underweights in both financials and utilities.

The Fund had less exposure to Europe’s troubled countries — Greece, Portugal, Ireland and Italy — compared to the MSCI Index. This was an advantage.

TOP TEN HOLDINGS(1) (at October 31, 2011)
Vodafone Group PLC (United Kingdom)	4.4%
Nestlé SA, Registered Shares (Switzerland)	3.6
BG Group PLC (United Kingdom)	3.5
GlaxoSmithKline PLC (United Kingdom)	3.4
Fresenius Medical Care AG & Co. KGaA (Germany)	3.3
Novartis AG, Registered Shares (Switzerland)	3.1
Standard Chartered PLC (United Kingdom)	2.4
ING Groep NV-CVA (Netherlands)	2.3
Royal Dutch Shell PLC, Class B (Netherlands)	2.3
Edenred (France)	2.2

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

6	COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT

Individual contributors to the Fund’s relative results include holdings in the automobile industry such as German car makers BMW and Volkswagon. These companies have benefited from increased sales in emerging markets, particularly China. In the health care sector, German medical technology company Fresenius Medical Care and U.K. pharmaceutical firm Shire were key contributors. These are solid growth stocks that continued to deliver attractive results during the year.

French aerospace firm SAFRAN was a noteworthy contributor, having benefited from the strong order cycle within the aerospace industry. Kabel Deutschland, a German cable company, benefited from increased broadband usage and growing demand for high definition TV in Germany. Germany is behind the rest of the world in both areas, but Kabel Deutschland successfully pushed these services, which helped the company generate cash flow. In contrast to many German stocks that are tied to overseas markets, Kabel Deutschland gives the Fund exposure to the local Germany economy which has been relatively strong this year.

The mining sector had a volatile year, exhibiting periods of strength and weakness, with the negative slightly outweighing the positive. The Fund was overweight in mining stocks relative to the MSCI Index, resulting in a negative effect on relative performance.

Positioning in the energy sector was also a slight negative relative to the MSCI Index because the Fund had less exposure to major oil companies such as BP, Shell and Total, which represent a large part of the MSCI Index and performed well as oil prices rose.

Given that returns from individual European companies could be quite variable, we believe active management is critically important at this time.

COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT	7

Manager Commentary (continued)

Having a smaller position in Switzerland than the MSCI Index was disadvantageous. As we explained above, the Swiss market has large defensive companies and a strong currency, leading it to perform well amid the year’s uncertainty.

Changes to the Fund’s portfolio

On the whole, we have currently reduced the Fund’s market risk (as measured by beta) and have moved the sector weightings closer to those of the MSCI Index. Given the uncertain environment, we think it is prudent to focus more on individual stocks rather than trying to benefit from variations in sector returns at this time.

The Fund began the year with overweights in industrials and materials. We reduced those positions and reinvested the proceeds into health care stocks. The Fund currently remains overweight in health care. Its current weightings in materials and industrials are similar to those of the MSCI Index. We retained the Fund’s overweight in consumer discretionary, although we reduced the position a bit over the course of the year. During the year, we added to consumer staples, a defensive sector.

The Fund’s financials position was smaller than that of the MSCI Index for most of the year. However, at various times when it appeared that financials were oversold, we tactically added to the group, periodically bringing the financials position to a more neutral stance relative to the benchmark. Within financials we have preferred companies outside the Eurozone, for example Scandinavian and U.K. financials. We also preferred insurance firms over banks.

To summarize the Fund’s positioning at fiscal year end, weightings in industrials, consumer discretionary, information technology and health care were larger than the respective sectors of the MSCI Index. Conversely, weightings in utilities, telecommunications and financials were smaller than the benchmark sectors. Weightings in consumer staples, materials and energy were in line with those of the benchmark. The Fund also had a slightly larger cash position than normal. In terms of regions, we have concentrated on the U.K. and Germany, while de-emphasizing Italy, France and Switzerland. The Fund had no exposure to Greece, Ireland or Portugal.

The portfolio turnover rate for the fiscal year was 121%.

8	COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT

Our future strategy

We are currently reasonably cautious given the backdrop of slower economic activity and lack of a comprehensive solution to Eurozone debt problems. We currently consider European equities to be attractively valued and think there is a great deal of opportunity on a selected basis, but certainly not across the board for the whole European market.

Generally, European companies, with the exception of the financials sector, appear fairly healthy at present, with record levels of cash on balance sheets, high dividend yields and favorable valuations. However, we think the financial sector in Europe is structurally damaged and likely to remain so for some years.

Europe could be among the slowest growing global economies for the next few years, with perhaps a mild recession in 2012. Therefore, we are currently wary of companies that get a significant portion of earnings from local European business as we see better potential in companies that do business in non-European markets. The Fund still currently owns some cyclical companies, but only because their business is tied to the

Latin American, U.S. and Asian economies. We believe select European industrials and certain consumer discretionary companies can continue to grow earnings in 2012, but this is not universal positivity.

Europe, and much of the world, is currently in an era of slower economic activity. In this environment, we prefer growth companies over value companies because they are more likely to be rewarded by investors. Given that returns from individual European companies could be quite variable, we believe active management is critically important at this time.

Dan Ison

Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT	9

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia European Equity Fund Class A shares (from 11/1/01 to 10/31/11) as compared to the performance of the Morgan Stanley Capital International (MSCI) Europe Index (Net) and the Morgan Stanley Capital International (MSCI) Europe Index (Gross). In comparing the Fund’s Class A shares to the indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectuses.

COMPARATIVE RESULTS
Results at October 31, 2011
	1 year	3 years	5 years	10 years
Columbia European Equity Fund (includes sales charge)
Class A Cumulative value of $10,000	$8,936	$13,741	$10,103	$17,253
Average annual total return	-10.64%	+11.17%	+0.20%	+5.61%
MSCI Europe Index (Net)(1)
Cumulative value of $10,000	$9,476	$13,086	$8,704	$17,375
Average annual total return	-5.24%	+9.38%	-2.74%	+5.68%
MSCI Europe Index (Gross)(1)
Cumulative value of $10,000	$9,535	$13,342	$8,970	$18,288
Average annual total return	-4.65%	+10.09%	-2.15%	+6.22%

Results for other classes can be found on page 3.

10	COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT

(1)

The Morgan Stanley Capital International (MSCI) Europe Index (Net), and the MSCI Europe Index (Gross), compiled by MSCI in Geneva, each an unmanaged market-capitalization-weighted index of equity securities from various European countries. Income is included. Each index reflects reinvestment of all distributions and changes in market prices. On September 30, 2011, the MSCI Europe Index (Net) replaced the MSCI Europe Index (Gross) as the Fund’s primary benchmark. The Fund’s Investment Manager made this recommendation to the Fund’s Board because the Investment Manager believes that the Net version of the index better reflects how dividends paid to the Fund on foreign securities generally are treated for tax purposes and, therefore, provides a more appropriate basis for comparing the Fund’s performance. Information on both versions of the index will be included for a one-year transition period. Thereafter, only the Net version will be included.

COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT	11

Fund Expense Example

(Unaudited)

Understanding your expenses

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the “Compare with other funds” information with details on using the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would have been higher.

12	COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT

May 1, 2011 — October 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	822.60	1,017.74	6.93	7.67	1.50
Class B	1,000.00	1,000.00	822.50	1,013.99	10.33	11.43	2.24
Class C	1,000.00	1,000.00	820.40	1,013.94	10.38	11.48	2.25
Class I	1,000.00	1,000.00	825.80	1,020.32	4.58	5.07	0.99
Class R4	1,000.00	1,000.00	825.00	1,019.72	5.13	5.68	1.11
Class Z	1,000.00	1,000.00	824.30	1,019.06	5.73	6.34	1.24
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT	13

Portfolio of Investments

Columbia European Equity Fund

October 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 94.8%

DENMARK 1.5%
Novo Nordisk A/S, Class B(a)	54,391	$5,774,499
FINLAND 1.7%
KONE OYJ, Class B(a)	117,293	6,457,775
FRANCE 9.3%
Air Liquide SA(a)	45,445	5,867,738
AXA SA(a)	382,666	6,154,779
Edenred(a)	294,078	8,295,072
Publicis Groupe SA(a)	124,418	6,002,055
Safran SA(a)	107,001	3,494,230
Schneider Electric SA(a)	103,408	6,072,086

Total		35,885,960
GERMANY 14.7%
Allianz SE, Registered Shares(a)	64,708	7,199,551
BASF SE(a)	92,371	6,742,700
Bayerische Motoren Werke AG(a)	72,032	5,851,457
Brenntag AG(a)	31,794	3,198,677
Fresenius Medical Care AG & Co. KGaA(a)	169,619	12,356,022
Kabel Deutschland Holding AG(a)(b)	112,631	6,388,343
Linde AG(a)	41,085	6,508,587
SAP AG(a)	132,948	8,039,091

Total		56,284,428
IRELAND 2.9%
Experian PLC(a)	302,720	3,932,563
Shire PLC(a)	226,271	7,101,651

Total		11,034,214
NETHERLANDS 6.8%
ASML Holding NV(a)	134,590	5,645,913
European Aeronautic Defence and Space Co. NV(a)	119,426	3,520,589
ING Groep NV-CVA(a)(b)	981,851	8,464,516
Koninklijke KPN NV(a)	364	4,766
Royal Dutch Shell PLC, Class B(a)	234,147	8,400,764

Total		26,036,548
NORWAY 1.0%
DnB NOR ASA(a)	352,561	4,078,070

Issuer	Shares	Value
Common Stocks (continued)

SPAIN 5.5%
Amadeus IT Holding SA, Class A(a)	329,594	$6,211,692
Banco Bilbao Vizcaya Argentaria SA(a)(c)	421,020	3,789,146
Inditex SA(a)	39,227	3,561,007
Repsol YPF SA(a)	252,203	7,591,241

Total		21,153,086
SWEDEN 4.2%
Atlas Copco AB, Class A(a)	282,824	6,148,447
Getinge AB, Series CPO(a)	124,408	3,227,278
Swedish Match AB(a)	191,959	6,628,332

Total		16,004,057
SWITZERLAND 11.1%
Nestlé SA, Registered Shares(a)	232,517	13,448,248
Novartis AG, Registered Shares(a)	203,831	11,482,876
SGS SA(a)	2,156	3,698,464
Sika AG(a)	1,506	2,951,486
Swatch Group AG (The)(a)	6,503	2,737,676
Swatch Group AG (The), Registered Shares(a)	68,445	5,047,155
Xstrata PLC(a)	189,423	3,155,135

Total		42,521,040
UNITED KINGDOM 36.1%
Aggreko PLC(a)(b)	175,013	4,797,774
ARM Holdings PLC(a)	358,896	3,367,481
BG Group PLC(a)	609,694	13,220,617
British American Tobacco PLC(a)	166,549	7,636,328
Burberry Group PLC(a)	181,169	3,889,265
Diageo PLC(a)	303,347	6,278,003
GlaxoSmithKline PLC(a)	561,522	12,601,883
Hargreaves Lansdown PLC(a)	480,210	3,858,893
HSBC Holdings PLC(a)	910,428	7,943,769
IMI PLC(a)	281,915	3,715,449
Legal & General Group PLC(a)	1,924,112	3,389,537
Persimmon PLC(a)	637,674	5,085,227
Prudential PLC(a)	759,271	7,842,597
Rio Tinto PLC(a)	109,618	5,930,216
Standard Chartered PLC(a)	391,092	9,125,871
Tesco PLC(a)	693,193	4,469,305
Tullow Oil PLC(a)	304,979	6,852,243

The accompanying Notes to Financial Statements are an integral part of this statement.

14	COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT

Issuer	Shares	Value
Common Stocks (continued)

UNITED KINGDOM 36.1% (cont.)
Unilever PLC(a)	128,220	$4,297,956
Vodafone Group PLC(a)	5,863,994	16,282,474
Weir Group PLC (The)(a)	150,626	4,614,700
Wm Morrison Supermarkets PLC(a)	635,057	3,079,661

Total		$138,279,249
Total Common Stocks (Cost: $360,599,033)		$363,508,926
Preferred Stocks 2.4%
GERMANY 2.4%
Henkel AG & Co. KGaA(a)	70,194	$4,172,688
Volkswagen AG, Preferred Shares(a)	28,257	4,920,949

Total		9,093,637
Total Preferred Stocks (Cost: $9,248,213)		$9,093,637

	Shares	Value
Money Market Funds 3.2%

Columbia Short-Term Cash Fund, 0.123%(d)(e)	12,138,122	$12,138,122
Total Money Market Funds (Cost: $12,138,122)		$12,138,122

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan —%

Repurchase Agreements —%
Royal Bank of Canada dated 10/31/11, matures 11/01/11, repurchase price $22,056(f)
	0.110%	$22,056	$22,056
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $22,056)			$22,056
Total Investments
(Cost: $382,007,424)			$384,762,741
Other Assets & Liabilities, Net			(1,478,411)
Net Assets			$383,284,330

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT	15

Portfolio of Investments (continued)

Summary of Investments in Securities by Industry

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at October 31, 2011:

Industry	Percentage of Net Assets		Value
Aerospace & Defense	1.8%		$7,014,818
Automobiles	2.8		10,772,406
Beverages	1.6		6,278,003
Capital Markets	1.0		3,858,893
Chemicals	5.9		22,070,511
Commercial Banks	6.6		24,936,856
Commercial Services & Supplies	3.4		13,092,846
Diversified Financial Services	2.2		8,464,516
Diversified Telecommunication Services	0.0	*	4,766
Electrical Equipment	1.6		6,072,086
Food & Staples Retailing	2.0		7,548,966
Food Products	4.6		17,746,204
Health Care Equipment & Supplies	0.8		3,227,278
Health Care Providers & Services	3.2		12,356,022
Household Durables	1.3		5,085,227
Household Products	1.1		4,172,688
Insurance	6.4		24,586,464
IT Services	1.6		6,211,692
Machinery	5.5		20,936,371
Media	3.2		12,390,398
Metals & Mining	2.4		9,085,351
Oil, Gas & Consumable Fuels	9.4		36,064,865
Pharmaceuticals	9.6		36,960,910
Professional Services	2.0		7,631,028
Semiconductors & Semiconductor Equipment	2.4		9,013,394
Software	2.1		8,039,091
Specialty Retail	0.9		3,561,007
Textiles, Apparel & Luxury Goods	3.0		11,674,095
Tobacco	3.7		14,264,660
Trading Companies & Distributors	0.8		3,198,677
Wireless Telecommunication Services	4.3		16,282,474
Other(1)	3.2		12,160,178
Total			$384,762,741

*	Rounds to less than 0.1%.
(1)	Cash Equivalents.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT

Notes to Portfolio of Investments

(a)	Represents a foreign security. At October 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $372,602,563 or 97.21% of net assets.

(b)	Non-income producing.

(c)	At October 31, 2011, security was partially or fully on loan.

(d)	The rate shown is the seven-day current annualized yield at October 31, 2011.

(e)	Investments in affiliates during the year ended October 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/ Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$1,758,836	$433,909,262	$(423,529,976)	$—	$12,138,122	$9,797	$12,138,122

(f)

The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Royal Bank of Canada (0.110%)

Security Description	Value
Fannie Mae Pool	$17,905
Freddie Mac Gold Pool	4,592
Total Market Value of Collateral Securities	$22,497

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT	17

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.

Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of October 31, 2011:

	Fair Value at October 31, 2011
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$—	$38,562,184	$—	$38,562,184
Consumer Staples	—	45,837,833	—	45,837,833
Energy	—	36,064,865	—	36,064,865
Financials	—	61,846,730	—	61,846,730
Health Care	—	52,544,210	—	52,544,210
Industrials	—	57,945,825	—	57,945,825
Information Technology	—	23,264,177	—	23,264,177
Materials	—	31,155,862	—	31,155,862
Telecommunication Services	—	16,287,240	—	16,287,240
Preferred Stocks
Consumer Discretionary	—	4,920,949	—	4,920,949
Consumer Staples	—	4,172,688	—	4,172,688
Total Equity Securities	—	372,602,563	—	372,602,563
Other
Money Market Funds	12,138,122	—	—	12,138,122
Investments of Cash Collateral Received for Securities on Loan	—	22,056	—	22,056
Total Other	12,138,122	22,056	—	12,160,178
Total	$12,138,122	$372,624,619	$—	$384,762,741

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements. Financial assets were transferred from Level 1 to Level 2 as it was determined that

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT	19

Portfolio of Investments (continued)

Fair Value Measurements (continued)

the application of factors received from third party statistical services resulted in a price which was more representative of fair value for these securities as of period end.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)

The amount of securities transferred out of Level 1 into Level 2 during the period was $43,803,587. All foreign securities subject to fair value procedures by the pricing service are classified as Level 2. Transfers between Level 1 and Level 2 are effective as of the beginning of the reporting period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT

Statement of Assets and Liabilities

October 31, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $369,847,246)	$372,602,563
Affiliated issuers (identified cost $12,138,122)	12,138,122
Investment of cash collateral received for securities on loan
Repurchase agreements (identified cost $22,056)	22,056
Total investments (identified cost $382,007,424)	384,762,741
Cash	72,805
Foreign currency (identified cost $5,136,429)	5,136,476
Receivable for:
Investments sold	17,348,762
Capital shares sold	54,266
Dividends	91,011
Interest	1,237
Reclaims	325,824
Prepaid expense	8,727
Total assets	407,801,849
Liabilities
Due upon return of securities on loan	22,056
Payable for:
Investments purchased	24,167,502
Capital shares purchased	196,637
Investment management fees	26,070
Distribution fees	1,610
Transfer agent fees	17,049
Administration fees	2,638
Plan administration fees	1
Other expenses	83,956
Total liabilities	24,517,519
Net assets applicable to outstanding capital stock	$383,284,330

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT	21

Statement of Assets and Liabilities (continued)

October 31, 2011

Represented by
Paid-in capital	$407,751,948
Undistributed net investment income	1,964,643
Accumulated net realized loss	(29,211,382)
Unrealized appreciation (depreciation) on:
Investments	2,755,317
Foreign currency translations	23,804
Total — representing net assets applicable to outstanding capital stock	$383,284,330
* Value of securities on loan	$19,505
Net assets applicable to outstanding shares
Class A	$60,294,810
Class B	$2,382,327
Class C	$1,274,426
Class I	$319,236,033
Class R4	$26,595
Class Z	$70,139
Shares outstanding
Class A	11,018,790
Class B	438,223
Class C	236,635
Class I	58,045,950
Class R4	4,862
Class Z	12,780
Net asset value per share
Class A(a)	$5.47
Class B	$5.44
Class C	$5.39
Class I	$5.50
Class R4	$5.47
Class Z	$5.49

(a)	The maximum offering price per share for Class A is $5.80. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT

Statement of Operations

Year ended October 31, 2011

Net investment income
Income:
Dividends	$6,097,995
Interest	930
Dividends from affiliates	9,797
Income from securities lending — net	295,554
Foreign taxes withheld	(752,537)
Total income	5,651,739
Expenses:
Investment management fees	1,775,283
Distribution fees
Class A	174,359
Class B	36,259
Class C	14,936
Transfer agent fees
Class A	191,541
Class B	9,984
Class C	4,089
Class R4	13
Class Z	161
Administration fees	169,966
Plan administration fees
Class R4	68
Compensation of board members	7,003
Custodian fees	68,469
Printing and postage fees	27,901
Registration fees	48,653
Professional fees	30,378
Other	8,699
Total expenses	2,567,762
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(26,946)
Expense reductions	(20)
Total net expenses	2,540,796
Net investment income	3,110,943

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT	23

Statement of Operations (continued)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(1,630,216)
Foreign currency transactions	(1,480,675)
Forward foreign currency exchange contracts	364,460
Net realized loss	(2,746,431)
Net change in unrealized appreciation (depreciation) on:
Investments	(12,410,277)
Foreign currency translations	17,779
Net change in unrealized depreciation	(12,392,498)
Net realized and unrealized loss	(15,138,929)
Net decrease in net assets from operations	$(12,027,986)

The accompanying Notes to Financial Statements are an integral part of this statement.

24	COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended October 31,	2011	2010(a)
Operations
Net investment income	$3,110,943	$401,249
Net realized gain (loss)	(2,746,431)	6,416,547
Net change in unrealized appreciation (depreciation)	(12,392,498)	6,503,819
Net increase (decrease) in net assets resulting from operations	(12,027,986)	13,321,615
Distributions to shareholders from:
Net investment income
Class A	(329,400)	(1,000,172)
Class B	—	(22,699)
Class C	—	(10,493)
Class I	(109,439)	(126)
Class R4	(165)	(304)
Class Z	(22)	—
Total distributions to shareholders	(439,026)	(1,033,794)
Increase (decrease) in net assets from share transactions	320,427,314	(8,985,725)
Total increase in net assets	307,960,302	3,302,096
Net assets at beginning of year	75,324,028	72,021,932
Net assets at end of year	$383,284,330	$75,324,028
Undistributed net investment income	$1,964,643	$386,089

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT	25

Statement of Changes in Net Assets (continued)

Year ended October 31,	2011		2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	2,263,308	13,504,336	2,129,476	10,777,670
Conversions from Class B	162,822	1,005,413	304,151	1,545,088
Distributions reinvested	52,959	312,457	196,524	974,758
Redemptions	(3,504,557)	(20,676,576)	(3,897,263)	(19,493,353)
Net decrease	(1,025,468)	(5,854,370)	(1,267,112)	(6,195,837)
Class B shares
Subscriptions	68,874	415,718	104,688	529,881
Distributions reinvested	—	—	4,410	21,913
Conversions to Class A	(163,613)	(1,005,413)	(304,751)	(1,545,088)
Redemptions	(168,111)	(991,061)	(372,204)	(1,833,615)
Net decrease	(262,850)	(1,580,756)	(567,857)	(2,826,909)
Class C shares
Subscriptions	85,052	507,312	63,917	321,587
Distributions reinvested	—	—	1,921	9,471
Redemptions	(94,134)	(554,194)	(60,828)	(300,303)
Net increase (decrease)	(9,082)	(46,882)	5,010	30,755
Class I shares
Subscriptions	69,008,099	393,119,293	—	—
Distributions reinvested	18,601	109,372	—	—
Redemptions	(10,982,086)	(65,424,857)	—	—
Net increase	58,044,614	327,803,808	—	—
Class R4 shares
Subscriptions	476	2,721	1,300	6,366
Distributions reinvested	24	142	51	255
Redemptions	(23)	(139)	(677)	(2,855)
Net increase	477	2,724	674	3,766
Class Z shares
Subscriptions	52,314	329,729	453	2,500
Redemptions	(39,987)	(226,939)	—	—
Net increase	12,327	102,790	453	2,500
Total net increase (decrease)	56,760,018	320,427,314	(1,828,832)	(8,985,725)

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Oct. 31,
	2011	2010	2009	2008	2007
Class A
Per share data
Net asset value, beginning of period	$5.80	$4.86	$3.88	$6.83	$5.39
Income from investment operations:
Net investment income	0.05	0.03	0.07	0.06	0.04
Net realized and unrealized gain (loss)	(0.35)	0.98	0.96	(2.96)	1.47
Total from investment operations	(0.30)	1.01	1.03	(2.90)	1.51
Less distributions to shareholders from:
Net investment income	(0.03)	(0.07)	(0.06)	(0.05)	(0.07)
Total distributions to shareholders	(0.03)	(0.07)	(0.06)	(0.05)	(0.07)
Proceeds from regulatory settlement	—	—	0.01	—	—
Net asset value, end of period	$5.47	$5.80	$4.86	$3.88	$6.83
Total return	(5.25% )	21.14%	27.11% (a)	(42.70% )	28.24%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.55%	1.67%	1.93%	1.58%	1.43%
Net expenses after fees waived or expenses reimbursed(c)	1.51% (d)	1.41%	1.61%	1.58%	1.43%
Net investment income	0.84% (d)	0.63%	1.79%	0.95%	0.70%
Supplemental data
Net assets, end of period (in thousands)	$60,295	$69,831	$64,717	$57,916	$114,600
Portfolio turnover	121%	115%	154%	180%	114%

Notes to Financial Highlights

(a)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses before giving effect to any performance incentive adjustment, if applicable.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT	27

Financial Highlights (continued)

	Year ended Oct. 31,
	2011		2010		2009		2008	2007
Class B
Per share data
Net asset value, beginning of period	$5.78		$4.83		$3.82		$6.73	$5.31
Income from investment operations:
Net investment income	0.01		(0.00	)(a)	0.05		0.02	(0.00	)(a)
Net realized and unrealized gain (loss)	(0.35)		0.97		0.95		(2.93)	1.44
Total from investment operations	(0.34)		0.97		1.00		(2.91)	1.44
Less distributions to shareholders from:
Net investment income	—		(0.02)		—		—	(0.02)
Total distributions to shareholders	—		(0.02)		—		—	(0.02)
Proceeds from regulatory settlement	—		—		0.01		—	—
Net asset value, end of period	$5.44		$5.78		$4.83		$3.82	$6.73
Total return	(5.88%	)	20.10%		26.44%	(b)	(43.24% )	27.28%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	2.30%		2.41%		2.74%		2.32%	2.19%
Net expenses after fees waived or expenses reimbursed(d)	2.26%	(e)	2.16%		2.40%		2.32%	2.19%
Net investment income (loss)	0.15%	(e)	(0.06%	)	1.22%		0.28%	(0.03%	)
Supplemental data
Net assets, end of period (in thousands)	$2,382		$4,051		$6,124		$10,080	$30,143
Portfolio turnover	121%		115%		154%		180%	114%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.
(c)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses before giving effect to any performance incentive adjustment, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT

	Year ended Oct. 31,
	2011		2010	2009		2008	2007
Class C
Per share data
Net asset value, beginning of period	$5.72		$4.81	$3.81		$6.71	$5.30
Income from investment operations:
Net investment income (loss)	0.01		(0.01)	0.04		0.01	(0.00	)(a)
Net realized and unrealized gain (loss)	(0.34)		0.96	0.95		(2.90)	1.44
Total from investment operations	(0.33)		0.95	0.99		(2.89)	1.44
Less distributions to shareholders from:
Net investment income	—		(0.04)	(0.00	)(a)	(0.01)	(0.03)
Total distributions to shareholders	—		(0.04)	(0.00	)(a)	(0.01)	(0.03)
Proceeds from regulatory settlement	—		—	0.01		—	—
Net asset value, end of period	$5.39		$5.72	$4.81		$3.81	$6.71
Total return	(5.77%	)	19.96%	26.39%	(b)	(43.10% )	27.21%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	2.29%		2.43%	2.69%		2.33%	2.19%
Net expenses after fees waived or expenses reimbursed(d)	2.26%	(e)	2.17%	2.37%		2.33%	2.19%
Net investment income (loss)	0.11%	(e)	(0.10% )	1.07%		0.25%	(0.05%	)
Supplemental data
Net assets, end of period (in thousands)	$1,274		$1,406	$1,157		$954	$2,138
Portfolio turnover	121%		115%	154%		180%	114%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.
(c)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses before giving effect to any performance incentive adjustment, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT	29

Financial Highlights (continued)

	Year ended Oct. 31,
	2011	2010	2009	2008	2007
Class I
Per share data
Net asset value, beginning of period	$5.80	$4.86	$3.89	$6.84	$5.40
Income from investment operations:
Net investment income	0.11	0.05	0.09	0.09	0.07
Net realized and unrealized gain (loss)	(0.36)	0.98	0.95	(2.96)	1.46
Total from investment operations	(0.25)	1.03	1.04	(2.87)	1.53
Less distributions to shareholders from:
Net investment income	(0.05)	(0.09)	(0.08)	(0.08)	(0.09)
Total distributions to shareholders	(0.05)	(0.09)	(0.08)	(0.08)	(0.09)
Proceeds from regulatory settlement	—	—	0.01	—	—
Net asset value, end of period	$5.50	$5.80	$4.86	$3.89	$6.84
Total return	(4.36% )	21.61%	27.78% (a)	(42.38% )	28.78%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.00%	1.14%	1.31%	1.08%	0.95%
Net expenses after fees waived or expenses reimbursed(c)	1.00%	0.96%	1.16%	1.08%	0.95%
Net investment income	1.83%	1.07%	2.27%	1.50%	1.17%
Supplemental data
Net assets, end of period (in thousands)	$319,236	$8	$6	$5	$3
Portfolio turnover	121%	115%	154%	180%	114%

Notes to Financial Highlights

(a)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT

	Year ended Oct. 31,
	2011	2010	2009	2008	2007
Class R4
Per share data
Net asset value, beginning of period	$5.79	$4.86	$3.90	$6.84	$5.41
Income from investment operations:
Net investment income	0.06	0.04	0.07	0.08	0.00 (a)
Net realized and unrealized gain (loss)	(0.34)	0.97	0.97	(2.94)	1.51
Total from investment operations	(0.28)	1.01	1.04	(2.86)	1.51
Less distributions to shareholders from:
Net investment income	(0.04)	(0.08)	(0.09)	(0.08)	(0.08)
Total distributions to shareholders	(0.04)	(0.08)	(0.09)	(0.08)	(0.08)
Proceeds from regulatory settlement	—	—	0.01	—	—
Net asset value, end of period	$5.47	$5.79	$4.86	$3.90	$6.84
Total return	(4.93% )	21.08%	27.57% (b)	(42.29% )	28.16%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.32%	1.49%	1.58%	1.36%	1.26%
Net expenses after fees waived or expenses reimbursed(d)	1.26%	1.27%	1.39%	1.11%	1.26%
Net investment income	1.08%	0.79%	1.79%	1.35%	0.04%
Supplemental data
Net assets, end of period (in thousands)	$27	$25	$18	$13	$7
Portfolio turnover	121%	115%	154%	180%	114%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.
(c)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT	31

Financial Highlights (continued)

	Year ended Oct. 31,
	2011	2010(a)
Class Z
Per share data
Net asset value, beginning of period	$5.80	$5.52
Income from investment operations:
Net investment income	0.10	0.00	(b)
Net realized and unrealized gain (loss)	(0.36)	0.28
Total from investment operations	(0.26)	0.28
Less distributions to shareholders from:
Net investment income	(0.05)	—
Total distributions to shareholders	(0.05)	—
Net asset value, end of period	$5.49	$5.80
Total return	(4.57% )	5.07%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.24%	1.96%
Net expenses after fees waived or expenses reimbursed(d)	1.24% (e)	1.27%
Net investment income	1.72% (e)	0.12%
Supplemental data
Net assets, end of period (in thousands)	$70	$3
Portfolio turnover	121%	115%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)	Rounds to less than $0.01.
(c)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses before giving effect to any performance incentive adjustment, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT

Notes to Financial Statements

October 31, 2011

Note	1. Organization

Columbia European Equity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource International Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R4 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT	33

Notes to Financial Statements (continued)

Note	2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred

34	COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT

subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT	35

Notes to Financial Statements (continued)

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund’s custodian entered into forward foreign currency exchange contracts on the Fund’s behalf in order to facilitate the settlement of purchases and sales of securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the

36	COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT

foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Effect of Derivative Instruments in the Statement of Operations

for the Year Ended October 31, 2011

Fair Values of Derivative Instruments at October 31, 2011

At October 31, 2011, the Fund had no outstanding derivatives.

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$364,460

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$—

Volume of Derivative Instruments for the Year Ended October 31, 2011

Contracts Opened
Forward foreign currency exchange contracts	307

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all

COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT	37

Notes to Financial Statements (continued)

times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Interest income is recorded on the accrual basis.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

38	COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for those jurisdictions, as applicable.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value

COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT	39

Notes to Financial Statements (continued)

measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note	3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund’s subadviser (see Subadvisory Agreement below). The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.80% to 0.57% as the Fund’s net assets increase. Prior to July 1, 2011, the fee was adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper European Funds Index. The maximum adjustment was 0.12% per year. If the performance difference was less than 0.50%, the adjustment will be zero. The adjustment increased the management fee by $78,622 for the year ended October 31, 2011. The effective management fee rate for the year ended October 31, 2011 was 0.84% of the Fund’s average daily net assets, including the adjustment under the terms of the PIA.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund. The Investment Manager compensates Threadneedle to manage the investments of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2011 was 0.08% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial served as the Fund Administrator.

40	COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT

Other Fees

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended October 31, 2011, other expenses paid to this company were $1,465.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to the share class.

COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT	41

Notes to Financial Statements (continued)

For the year ended October 31, 2011, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.27%
Class B	0.28
Class C	0.27
Class R4	0.05
Class Z	0.27

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2011, these minimum account balance fees reduced total expenses by $20.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $137,000 and $24,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2011 and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $56,172 for Class A, $3,614 for Class B and $378 for Class C shares for the year ended October 31, 2011.

42	COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective January 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2011, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian and before giving effect to any performance incentive adjustment, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.53%
Class B	2.28
Class C	2.28
Class I	1.08
Class R4	1.38
Class Z	1.28

Prior to January 1, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian and before giving effect to any performance incentive adjustment, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.43%
Class B	2.20
Class C	2.19
Class I	0.98
Class R4	1.28
Class Z	1.18

Effective January 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, will not

COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT	43

Notes to Financial Statements (continued)

exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.52%
Class B	2.27
Class C	2.27
Class I	1.07
Class R4	1.37
Class Z	1.27

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Note	4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended October 31, 2011, these differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment company (PFIC) holdings, foreign tax credits and deferral/reversal of wash sale losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(1,093,363)
Accumulated net realized loss	2,009,780
Paid-in capital	(916,417)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

44	COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT

The tax character of distributions paid during the years indicated was as follows:

Year ended October 31,	2011	2010
Ordinary Income	$439,026	$1,033,794
Long-Term Capital Gains	—	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,217,244
Undistributed accumulated long-term gain	—
Accumulated realized loss	(22,997,436)
Unrealized depreciation	(3,687,426)

At October 31, 2011, the cost of investments for federal income tax purposes was $388,470,959 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$5,527,356
Unrealized depreciation	(9,235,574)
Net unrealized depreciation	$(3,708,218)

The following capital loss carryforward, determined at October 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2016	$4,272,956
2017	18,724,480
Total	$22,997,436

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended October 31, 2011, $4,104,798 of capital loss carryforward was utilized and $916,417 expired unused.

COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT	45

Notes to Financial Statements (continued)

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note	5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $566,603,665 and $254,123,029, respectively, for the year ended October 31, 2011.

Note	6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At October 31, 2011, securities valued at $19,505 were on loan, secured by cash collateral of $22,056 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

46	COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended October 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note	7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note	8. Shareholder Concentration

At October 31, 2011, the Investment Manager and/or affiliates owned 100% of the Fund’s Class I shares. At October 31, 2011, the Investment Manager and/or affiliates owned approximately 61% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note	9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount was increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment

COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT	47

Notes to Financial Statements (continued)

Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. The Fund had no borrowings during the year ended October 31, 2011.

Effective December 13, 2011, the Fund extended its revolving credit facility with the Administrative Agent. The credit facility agreement, as amended, permits collective borrowings up to $500 million. Effective December 13, 2011, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Note	10. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration Risk

The Fund may be particularly susceptible to political, regulatory and economic events affecting companies and countries within the specific geographic region in which the Fund focuses its investments. Currency devaluation could occur in countries that have not yet experienced currency devaluations to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

The full impact of recent European events and the impact to the Euro is uncertain. As the Fund invests in European securities, their market values may be adversely impacted. At October 31, 2011, the Fund’s exposure to the Euro represented 38.2% of net assets.

48	COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT

Note	11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 9 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note	12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT	49

Notes to Financial Statements (continued)

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

50	COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Columbia European Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia European Equity Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT	51

Report of Independent Registered Public

Accounting Firm (continued)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia European Equity Fund of the Columbia Funds Series Trust II at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

December 22, 2011

52	COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended October 31, 2011

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	100%
Dividends Received Deduction for corporations	0.21%
U.S. Government Obligations	0.00%
Federal Taxes Paid	$495,256
Foreign Source Income	$3,621,405

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT	53

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, prior to the Transaction, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve directors/trustees to sixteen for all funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

54	COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT	55

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), from September 2003 to May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

56	COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco Corporation (real estate development) and Mickel Investment Group	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas
Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	153	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)
*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT	57

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager* (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010.	153	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

58	COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003-December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004-October 2004
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT	59

Board Members and Officers (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Vice President — Asset Management, Ameriprise Financial, Inc., since July 2011; Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007-April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006-April 2010; former Co-President and Senior Managing Director, Robeco Investment Management
Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007
Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004-May 2005
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 53	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 41	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, Feb. 1998 to May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 42	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005

60	COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 42	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT	61

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

62	COLUMBIA EUROPEAN EQUITY FUND — 2011 ANNUAL REPORT

Columbia European Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The
Fund is distributed by Columbia Management Investment Distributors, Inc., member
FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6006 T (12/11)

Annual Report

Columbia

Global Extended Alpha Fund

Annual Report for the Period Ended October 31, 2011

Columbia Global Extended Alpha Fund seeks to provide

shareholders with long-term capital growth.

Not FDIC insured ¡ No bank guarantee  ¡ May lose value

Your Fund at a Glance	2

Manager Commentary	5

The Fund’s Long-term Performance	12

Fund Expense Example	14

Portfolio of Investments	16

Statement of Assets and Liabilities	24

Statement of Operations	26

Statement of Changes in Net Assets	28

Financial Highlights	30

Notes to Financial Statements	37

Report of Independent Registered Public Accounting Firm	57

Federal Income Tax Information	59

Board Members and Officers	60

Proxy Voting	68

See the Fund’s prospectus for risks associated with investing in the Fund.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT	1

Your Fund at a Glance

FUND SUMMARY

>	Columbia Global Extended Alpha Fund (the Fund) Class A shares gained 5.12% (excluding sales charge) for the 12 months ended October 31, 2011.

>	The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index (Net), which gained just 0.43% for the 12-month period.

ANNUALIZED TOTAL RETURNS (for period ended October 31, 2011)

	1 year	3 years	Since inception 8/1/08
Columbia Global Extended Alpha Fund Class A (excluding sales charge)	+5.12%	+17.20%	+3.68%
MSCI All Country World Index (Net) (unmanaged)	+0.43%	+12.01%	-0.76%
MSCI All Country World Index (Gross) (unmanaged)	+0.94%	+12.62%	-0.23%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses and taxes (except the MSCI All Country World Index (Net), which reflects reinvested dividends net of withholding taxes). It is not possible to invest directly in an index.

2	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS

at October 31, 2011
Without sales charge	1 year	3 years	Since inception
Class A (inception 8/1/08)	+5.12%	+17.20%	+3.68%
Class B (inception 8/1/08)	+4.32%	+16.30%	+2.87%
Class C (inception 8/1/08)	+4.34%	+16.31%	+2.89%
Class I (inception 8/1/08)	+5.53%	+17.60%	+4.02%
Class R (inception 8/1/08)	+4.88%	+16.77%	+3.30%
Class R4 (inception 8/1/08)	+5.19%	+17.26%	+3.75%
Class Z (inception 9/27/10)	+5.37%	N/A	+9.81%

With sales charge
Class A (inception 8/1/08)	-0.92%	+14.91%	+1.80%
Class B (inception 8/1/08)	-0.68%	+15.55%	+2.00%
Class C (inception 8/1/08)	+3.34%	+16.31%	+2.89%

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT	3

Your Fund at a Glance (continued)

MORNINGSTAR STYLE BOXTM

The Morningstar Style BoxTM is based on the Fund’s portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2011 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

4	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT

Manager Commentary

Effective June 2011, Stephen Thornber became Deputy Portfolio Manager and, effective December 2011, Neil Robson became Portfolio Manager, for Columbia Global Extended Alpha Fund. Andrew Holliman and Jeremy Podger no longer serve as portfolio managers for the Fund. Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., is the subadviser to the Fund.

Dear Shareholders,

Columbia Global Extended Alpha Fund (the Fund) Class A shares gained 5.12% (excluding sales charge) for the 12 months ended October 31, 2011. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index (Net) (MSCI Index), which gained just 0.43% for the 12-month period.

PORTFOLIO BREAKDOWN BY COUNTRY(1) (at October 31, 2011; % of portfolio and portfolio swaps(2))
	Long	Short	(3)	Net
Australia	1.5%	0.0%		1.5%
Brazil	1.2	0.0		1.2
Canada	3.2	0.0		3.2
Cayman Islands	0.9	0.0		0.9
Cyprus	1.5	0.0		1.5
Denmark	0.6	-0.2		0.4
France	4.7	-0.5		4.2
Germany	6.9	0.0		6.9
Hong Kong	1.0	0.0		1.0
India	1.2	0.0		1.2
Indonesia	1.7	0.0		1.7
Ireland	2.0	-0.5		1.5
Italy	1.0	0.0		1.0
Japan	8.8	-0.3		8.5
Netherlands	2.0	0.0		2.0
Singapore	0.3	0.0		0.3
South Africa	0.5	0.0		0.5
South Korea	2.5	0.0		2.5
Switzerland	5.0	0.0		5.0
Taiwan	0.9	0.0		0.9
United Kingdom	6.6	-0.7		5.9
United States	69.6	-21.4		48.2
	123.6	-23.6		100.0

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT	5

Manager Commentary (continued)

(2)

The Fund has entered into a portfolio swap agreement. A portfolio swap allows the Fund to obtain exposure to a custom basket of securities and foreign markets (both long and short exposures) without owning or taking physical custody of such securities. The portfolio breakdown by country for each underlying position in the custom basket has been estimated by multiplying the notional amount of each security by its October 31, 2011 closing market price as obtained from an authorized pricing source. The notional amounts and the market values of the positions in the custom basket are not presented in the financial statements.

(3)

At October 31, 2011, the Fund had no short positions. However, the Fund had entered into a portfolio swap in order to gain short exposure to foreign equity markets. See Portfolio Swap Outstanding at October 31, 2011 following the Portfolio of Investments, and Note 2 to the financial statements.

Significant performance factors

Global equity markets faced a difficult period, beginning quite optimistically with decent equity results and hopes for a U.S. economic recovery, but turning negative amid lower growth expectations, emerging market inflation fears and Europe’s sovereign debt problems. Despite lackluster stock performance, companies recorded stronger earnings results during the year. Earnings grew in all markets, reaching previous peak levels.

TOP TEN HOLDINGS(1) (at October 31, 2011)
McDonald’s Corp. (United States)	3.1%
Asahi Group Holdings Ltd. (Japan)	2.2
Wal-Mart Stores, Inc. (United States)	2.1
JPMorgan Chase & Co. (United States)	2.1
Vodafone Group (United Kingdom)	2.1
Canon, Inc. (Japan)	2.0
Accenture PLC, Class A (Ireland)	2.0
Advance Auto Parts, Inc. (United States)	2.0
Linde AG (Germany)	1.9
PepsiCo. Inc. (United States)	1.9

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

Top ten holdings do not include notional exposure to holdings the Fund has through its use of a portfolio swap. For more information regarding the Fund’s portfolio swap, see Portfolio Swap Outstanding at October 31, 2011 following the Portfolio of Investments.

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

6	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT

Early in the Fund’s fiscal year, emerging market equities peaked relative to developed markets, mainly because inflation concerns spurred authorities in these markets, particularly China and Brazil, to tighten monetary policies. European markets sold off beginning in mid summer as sovereign debt issues became more apparent. Additionally, the European currency was strong until the end of August, but subsequently began to weaken. Late in the period, markets faced concerns about a possible slowdown in China as the government took steps to control growth in property markets.

The Fund performed well in this challenging period. Most sectors within the Fund added to relative performance during the year. Positioning in the consumer discretionary and technology sectors added most significantly to relative performance, mainly due to stock selection. Overweight allocations in both sectors were also advantageous. An underweight in the strong performing consumer staples sector and stock selection in the telecommunications sector detracted.

In terms of regions, the greatest contribution came from North America, largely driven by the Fund’s technology holdings which are concentrated in that region. Compared to the MSCI Index, the Fund started the year with a significant overweight in emerging markets. Based on our stock selection, we moved assets out of emerging markets and ended the year with an underweight. This shift proved beneficial as emerging markets underperformed.

Individual contributors in the long portfolio segment included a number of large-cap technology companies, notably IBM, Apple, Oracle and Accenture. Positive contributions also

At present, we are cautiously optimistic about the global equity markets, based on positive corporate situations, decent free cash flow levels and attractive valuations.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT	7

Manager Commentary (continued)

came from several emerging market stocks, including car parts company Hyundai Mobis and cable shopping channel Hyundai Home Shopping, both Korea-based firms. The Fund also benefited from some industrial holdings and from health care holdings such as U.S. dental equipment company Sirona Dental.

Several emerging market banks were key detractors during the period as they suffered from inflation fighting measures. These included Banco Santander Brasil and the State Bank of India. Several industrial holdings, particularly in Europe, also detracted, including FLSmidth, which makes capital equipment for mining and cement production.

The Fund’s short portfolio had a positive effect on performance relative to the MSCI Index. We took short positions in Japanese financials, which were consistent underperformers during the period. The Fund also had a short position in Japanese utilities based on our view that they were overvalued. This was beneficial as stocks in the utilities sector were hard hit following Japan’s earthquake and tsunami. The Fund also had a short position in a European wind turbine manufacturer that declined very sharply. Conversely, the Fund’s short position in U.S. REITs was not effective as these stocks delivered surprisingly strong performance.

Changes to the Fund’s portfolio

In general, changes to the Fund’s positioning during the year reduced its sensitivity to economic activity. We began the period with market risk (as measured by beta) that was slightly above that of the benchmark MSCI Index. We reduced the beta during the period and ended the year more conservatively positioned.

The Fund’s current positioning in the financials sector is cautious. Having begun the period underweight relative to the MSCI Index, the Fund became even more underweight throughout the period as we redeployed assets from financials into the consumer discretionary sector. Within consumer discretionary, we increased exposure to companies benefiting from growth in emerging market consumer spending. These were not necessarily emerging market companies, but rather companies that do business in those markets.

To summarize the Fund’s current positioning relative to the MSCI Index, the Fund has smaller weightings in financials and consumer staples and is also underweight the materials sector, with little exposure to natural

8	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT

resource stocks. Exposure to utilities is also small. The Fund’s consumer discretionary weighting is larger than that of the benchmark.

Although modestly underweight in consumer staples, the Fund’s overall exposure to consumer stocks is greater than that of the MSCI Index due to the consumer discretionary overweight. Also, we note that some of the Fund’s consumer discretionary holdings tend to behave like consumer staples stocks.

Regionally, the Fund’s U.S. position is a little bit larger than that of the MSCI Index. Its weighting in Europe (including the U.K.) is a bit below the benchmark and its Japan weighting is about the same as the benchmark. Emerging market exposure is currently smaller than that of the benchmark, but we are open to increasing that position, especially as China’s inflation situation improves and other emerging market governments feel pressure to loosen monetary policies. The Fund’s cash position at present is a bit higher than normal, which should allow us to take advantage of opportunities as they arise.

Our future strategy

At present, we are cautiously optimistic about the global equity markets, based on positive corporate situations, decent free cash flow levels and attractive valuations. However, the earnings outlook has become more challenging. Given our expectations for subdued economic growth, we see profit margin risks in a number of industries, which should create opportunities in the Fund’s short portfolio. Before July, there were nearly universal upgrades to earnings expectations. That has now changed. Greater earnings disparity presents more opportunities to identify potential underperformers for the short portfolio.

Our generally positive corporate outlook is in sharp contrast to the European and U.S. sovereign situations. Though we expect more such background noise in the market, we don’t anticipate disruptive liquidity events. Rather, we foresee the usual challenges of a lower growth environment.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT	9

Manager Commentary (continued)

Because we still expect reasonable, but subdued global economic growth, we are not presently focusing on straightforward recovery candidates, that is, companies whose success is closely tied to expanding economic growth. Instead, we currently favor global companies with autonomous growth potential, including the ability to raise prices.

Stephen Thornber Deputy Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

10	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT

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The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Global Extended Alpha Fund Class A shares (from 8/1/08 to 10/31/11) as compared to the performance of the Morgan Stanley Capital International (MSCI) All Country World Index (Net) and the MSCI All Country World Index (Gross). In comparing the Fund’s Class A shares to the indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectuses.

COMPARATIVE RESULTS
Results at October 31, 2011
	1 year	3 years	Since inception 8/1/08
Columbia Global Extended Alpha Fund (includes sales charge)
Class A Cumulative value of $10,000	$9,908	$15,175	$10,598
Average annual total return	-0.92%	+14.91%	+1.80%
MSCI All Country World Index (Net)(1)
Cumulative value of $10,000	$10,043	$14,055	$9,754
Average annual total return	+0.43%	+12.01%	-0.76%
MSCI All Country World Index (Gross)(1)
Cumulative value of $10,000	$10,094	$14,283	$9,925
Average annual total return	+0.94%	+12.62%	-0.23%

Results for other classes can be found on page 3.

12	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT

(1)

The Morgan Stanley Capital International (MSCI) All Country World Index (Net) and the MSCI All Country World (Gross), each an unmanaged index of equity securities, is designed to measure equity market performance in the global developed and emerging markets. Each index reflects reinvestment of all distributions and changes in market prices. On September 30, 2011, the MSCI All Country World Index (Net) replaced the MSCI All Country World Index (Gross) as the Fund’s primary benchmark. The Fund’s Investment Manager made this recommendation to the Fund’s Board because the Investment Manager believes that the Net version of the index better reflects how dividends paid to the Fund on foreign securities generally are treated for tax purposes and, therefore, provides a more appropriate basis for comparing the Fund’s performance. Information on both versions of the index will be included for a one-year transition period. Thereafter, only the Net version will be included.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT	13

Fund Expense Example

(Unaudited)

Understanding your expenses

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the “Compare with other funds” information with details on using the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would have been higher.

14	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT

May 1, 2011 — October 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	904.20	1,016.83	8.10	8.58	1.68
Class B	1,000.00	1,000.00	900.40	1,012.99	11.74	12.44	2.44
Class C	1,000.00	1,000.00	900.60	1,012.97	11.76	12.45	2.44
Class I	1,000.00	1,000.00	905.80	1,018.52	6.50	6.89	1.35
Class R	1,000.00	1,000.00	903.10	1,015.51	9.36	9.91	1.94
Class R4	1,000.00	1,000.00	904.30	1,017.07	7.88	8.34	1.63
Class Z	1,000.00	1,000.00	904.90	1,017.75	7.23	7.66	1.50

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Management Investment Advisers, LLC and/or certain its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until February 28, 2013, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 1.46% for Class A, 2.21% for Class B, 2.21% for Class C, 1.11% for Class I, 1.71% for Class R, 1.41% for Class R4 and 1.21% for Class Z. Any amounts waived will not be reimbursed by the Fund. This change becomes effective January 1, 2012. If this change had been in place for the entire six month period ended October 31, 2011, the actual expenses paid would have been $7.05 for Class A, $10.64 for Class B, $10.64 for Class C, $5.36 for Class I, $8.25 for Class R, $6.80 for Class R4 and $5.84 for Class Z; the hypothetical expenses paid would have been $7.47 for Class A, $11.28 for Class B, $11.28 for Class C, $5.68 for Class I, $8.74 for Class R, $7.21 for Class R4 and $6.19 for Class Z.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT	15

Portfolio of Investments

Columbia Global Extended Alpha Fund

October 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 95.2%

AUSTRALIA 1.5%
Atlas Iron Ltd.(a)(b)	30,000	$97,301
Iluka Resources Ltd.(a)(b)	6,500	108,061

Total		205,362
BRAZIL 1.1%
Cia Energetica de Minas Gerais, ADR(b)	5,000	85,200
MRV Engenharia e Participacoes SA(b)	10,000	70,827

Total		156,027
CANADA 3.1%
CGI Group, Inc., Class A(b)(c)	5,000	102,332
Fairfax Financial Holdings Ltd.(b)	500	209,014
Onex Corp.(b)	3,700	122,684

Total		434,030
CAYMAN ISLANDS 0.9%
361 Degrees International Ltd.(a)(b)	246,000	119,586
CYPRUS 1.4%
ProSafe SE(b)	26,500	200,307
DENMARK 0.6%
FLSmidth & Co. A/S(b)	1,350	85,500
FRANCE 4.6%
Euler Hermes SA(b)	3,000	216,589
PPR(b)	1,000	155,176
Renault SA(b)	2,000	83,564
Schneider Electric SA(b)	3,000	176,159

Total		631,488
GERMANY 6.7%
Bayerische Motoren Werke AG(b)	3,000	243,703
Kabel Deutschland Holding AG(b)(c)	4,000	226,877
Linde AG(b)	1,600	253,468
MTU Aero Engines Holding AG(b)	3,099	207,524

Total		931,572
HONG KONG 1.0%
Great Eagle Holdings Ltd.(b)	60,359	134,053

Issuer	Shares	Value
Common Stocks (continued)

INDIA 1.2%
State Bank of India, GDR(b)(d)	1,010	$79,060
Union Bank of India(b)	19,085	88,169

Total		167,229
INDONESIA 1.6%
PT Bank Rakyat Indonesia Persero Tbk(b)	300,000	225,555
IRELAND 1.9%
Accenture PLC, Class A(b)	4,400	265,144
ITALY 1.0%
Prysmian SpA(b)	9,000	136,055
JAPAN 8.6%
Asahi Group Holdings Ltd.(b)	14,000	286,595
Canon, Inc.(b)	6,000	272,387
Komatsu Ltd.(b)	5,000	123,624
Makita Corp.(b)	3,000	112,001
Nikon Corp.(a)(b)	4,000	89,564
Ushio, Inc.(b)	5,800	85,752
Yamada Denki Co., Ltd.(b)	3,000	215,744

Total		1,185,667
NETHERLANDS 1.3%
Fugro NV-CVA(a)(b)	3,000	176,191
SINGAPORE 0.3%
Mapletree Industrial Trust(b)	51,000	46,909
SOUTH AFRICA 0.5%
MTN Group Ltd.(b)	4,000	69,523
SOUTH KOREA 2.4%
Hyundai Home Shopping Network Corp.(b)	2,125	223,516
Kangwon Land, Inc.(b)	4,000	106,633

Total		330,149
SWITZERLAND 3.3%
Swatch Group AG (The)(b)	300	126,296
TE Connectivity Ltd.(b)	4,000	142,200
Tyco International Ltd.(b)	4,103	186,892

Total		455,388

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT

Issuer	Shares	Value
Common Stocks (continued)

UNITED KINGDOM 6.4%
BG Group PLC(b)	10,000	$216,840
Intercontinental Hotels Group PLC(b)	8,000	147,840
Tullow Oil PLC(b)	5,300	119,080
Vodafone Group PLC(b)	100,000	277,669
Weir Group PLC (The)(b)	4,000	122,547

Total		883,976
UNITED STATES 45.8%
99 Cents Only Stores(c)	5,000	109,000
Advance Auto Parts, Inc.	4,000	260,280
Aetna, Inc.	6,000	238,560
Airgas, Inc.	2,000	137,900
Apple, Inc.(c)	400	161,912
Atwood Oceanics, Inc.(c)	2,000	85,480
Baxter International, Inc.	1,500	82,470
CBS Corp., Class B Non Voting	3,000	77,430
Cloud Peak Energy, Inc.(c)	5,000	114,750
Coca-Cola Co. (The)	2,000	136,640
Colgate-Palmolive Co.	2,146	193,934
Crown Castle International Corp.(c)	3,700	153,032
DIRECTV, Class A(c)	3,000	136,380
Dresser-Rand Group, Inc.(c)	3,000	145,200
Flowserve Corp.	1,350	125,132
Google, Inc., Class A(c)	346	205,053
Guess?, Inc.	2,000	65,980
Hartford Financial Services Group, Inc.	5,045	97,116
Henry Schein, Inc.(c)	2,000	138,640
Interpublic Group of Companies, Inc. (The)	10,000	94,800
JPMorgan Chase & Co.	8,000	278,080
KLA-Tencor Corp.	2,209	104,022
Kraft Foods, Inc., Class A	3,000	105,540
Laboratory Corp. of America Holdings(c)	2,620	219,687
Limited Brands, Inc.	4,000	170,840
Marathon Petroleum Corp.	5,000	179,500
McDonald’s Corp.	4,500	417,825
PepsiCo, Inc.	4,000	251,800
Sirona Dental Systems, Inc.(c)	2,000	95,800
Thermo Fisher Scientific, Inc.(c)	4,790	240,793
Tidewater, Inc.	4,000	196,920
Time Warner Cable, Inc.	3,400	216,546
Union Pacific Corp.	2,300	229,011
Wal-Mart Stores, Inc.	5,000	283,600
Waste Connections, Inc.	7,200	245,160

Issuer	Shares	Value
Common Stocks (continued)

UNITED STATES (cont.)
WESCO International, Inc.(c)	2,000	$96,920
World Fuel Services Corp.	6,000	239,100

Total		6,330,833
Total Common Stocks (Cost: $12,626,190)		$13,170,544

	Shares	Value

Money Market Funds 2.9%
Columbia Short-Term Cash Fund, 0.123%(e)(f)	400,809	$400,809
Total Money Market Funds (Cost: $400,809)		$400,809

Issuer	Shares	Value
Limited Partnerships 1.1%

UNITED STATES 1.1%
Blackstone Group LP(g)	10,500	$154,455
Total Limited Partnerships (Cost: $127,847)		$154,455

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 1.7%

Repurchase Agreements 1.7%
Societe Generale dated 10/31/11, matures 11/01/11, repurchase price $235,109(h)
	0.130%	$235,108	$235,108
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $235,108)			$235,108
Total Investments
(Cost: $13,389,954)			$13,960,916
Other Assets & Liabilities, Net			(129,737)
Net Assets			$13,831,179

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT	17

Portfolio of Investments (continued)

Summary of Investments in Securities by Industry

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at October 31, 2011:

Industry	Percentage of Net Assets	Value
Aerospace & Defense	1.5%	$207,524
Automobiles	2.4	327,267
Beverages	4.9	675,035
Capital Markets	1.1	154,455
Chemicals	2.8	391,368
Commercial Banks	2.8	392,784
Commercial Services & Supplies	1.8	245,160
Computers & Peripherals	1.2	161,912
Construction & Engineering	0.6	85,500
Diversified Financial Services	2.9	400,764
Electric Utilities	0.6	85,200
Electrical Equipment	2.9	397,966
Electronic Equipment, Instruments & Components	1.0	142,200
Energy Equipment & Services	5.8	804,098
Food & Staples Retailing	2.0	283,600
Food Products	0.8	105,540
Health Care Equipment & Supplies	1.3	178,270
Health Care Providers & Services	4.3	596,887
Hotels, Restaurants & Leisure	4.9	672,298
Household Durables	0.5	70,827
Household Products	1.4	193,934
Industrial Conglomerates	1.3	186,892
Insurance	3.8	522,719
Internet & Catalog Retail	1.6	223,516
Internet Software & Services	1.5	205,053
IT Services	2.7	367,477
Leisure Equipment & Products	0.6	89,564
Life Sciences Tools & Services	1.7	240,793
Machinery	3.5	483,303
Media	5.4	752,033
Metals & Mining	1.5	205,362
Multiline Retail	1.9	264,176
Office Electronics	2.0	272,387
Oil, Gas & Consumable Fuels	6.3	869,270
Real Estate Investment Trusts (REITs)	0.3	46,909
Real Estate Management & Development	1.0	134,053
Road & Rail	1.7	229,011
Semiconductors & Semiconductor Equipment	0.7	104,022
Specialty Retail	5.2	712,844
Textiles, Apparel & Luxury Goods	1.8	245,882
Trading Companies & Distributors	0.7	96,920
Wireless Telecommunication Services	3.6	500,224
Other(1)	4.6	635,917
Total		$13,960,916

(1)	Cash Equivalents.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT

Investment in Derivatives

Portfolio Swap(1) Outstanding at October 31, 2011
Counterparty	Description	Next Reset Date	Net Unrealized Depreciation
UBS	The Fund receives (pays) the total return on a custom basket of long (short) equity positions and pays (receives) a floating rate based on the 1-day LIBOR which is denominated in various foreign currencies based on the local currencies of the securities underlying the custom basket.	Nov. 8, 2011	$(29,073)
Total			$(29,073)

Summary of Portfolio Swap Exposure by Industry

The following table represents the exposure of the custom basket of equity securities underlying the portfolio swap by industry classifications as a percentage of net assets at October 31, 2011:

	Percentage of Net Assets	Value
		Long	Short	Net
Aerospace & Defense	1.4%	$194,950	$—	$194,950
Automobiles	(0.5)	—	(66,130)	(66,130)
Capital Markets	(1.0)		(143,782)	(143,782)
Computers & Peripherals	1.7	236,796	—	236,796
Construction & Engineering	(1.7)	—	(231,505)	(231,505)
Construction Materials	(1.7)	—	(234,764)	(234,764)
Diversified Financial Services	(7.1)	268,631	(1,254,500)	(985,869)
Electrical Equipment	(0.7)	—	(93,907)	(93,907)
Food & Staples Retailing	(0.5)	—	(72,120)	(72,120)
Health Care Equipment & Supplies	1.6	217,945	—	217,945
Health Care Providers & Services	0.9	124,776	—	124,776
Hotels Restaurants & Leisure	(0.3)	138,240	(178,970)	(40,730)
Industrial Conglomerates	1.3	183,730	—	183,730
IT Services	4.8	664,668	—	664,668
Media	(0.8)	—	(103,845)	(103,845)
Multi-Utilities	(0.8)	—	(115,740)	(115,740)
Oil, Gas & Consumable Fuels	(0.7)	—	(92,195)	(92,195)
Real Estate Investment Trusts	(2.3)	—	(314,347)	(314,347)
Road & Rail	(0.7)	—	(97,251)	(97,251)
Semiconductors	0.9	126,200	—	126,200
Software	2.9	393,240	—	393,240
Specialty Retail	1.1	151,487	—	151,487
Textiles, Apparel & Luxury Goods	1.1	210,493	(65,070)	145,423
Water Utilities	(0.8)	—	(110,950)	(110,950)

(1)

The Fund has entered into a portfolio swap agreement. A portfolio swap allows the Fund to obtain exposure to a custom basket of securities and foreign markets (both long and short exposures) without owning or taking physical custody of such securities. Under the terms of the agreement, payments made by the Fund or the counterparty are based on the total return of the reference assets within the basket. That is, one party agrees to pay another party the return on the basket in return for a specified interest rate. The agreement allows the Investment Manager of the Fund to alter the composition of the custom basket by trading in and out of the notional security positions at its discretion.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT	19

Portfolio of Investments (continued)

The	notional amounts of the security positions held in the basket are not recorded in the financial statements. The portfolio swap is valued daily, and the change in value is recorded as unrealized appreciation (depreciation). The swap resets monthly at which time the Fund settles in cash with the counterparty. Payments received or made are recorded as realized gains (losses).

Notes to Portfolio of Investments

(a)	At October 31, 2011, security was partially or fully on loan.

(b)	Represents a foreign security. At October 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $6,839,711 or 49.45% of net assets.

(c)	Non-income producing.

(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2011, the value of these securities amounted to $79,060 or 0.57% of net assets.

(e)	The rate shown is the seven-day current annualized yield at October 31, 2011.

(f)	Investments in affiliates during the year ended October 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$515,048	$6,521,278	$(6,635,517)	$—	$400,809	$1,053	$400,809

(g)	At October 31, 2011, there was no capital committed to the LLC or LP for future investment.

(h)

The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Societe Generale (0.130%)

Security Description	Value
Fannie Mae Pool	$60,477
Fannie Mae REMICS	34,536
Freddie Mac Gold Pool	20,298
Freddie Mac Non Gold Pool	5,857
Freddie Mac REMICS	60,397
Government National Mortgage Association	58,245
Total Market Value of Collateral Securities	$239,810

Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT	21

Portfolio of Investments (continued)

Fair Value Measurements (continued)

prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of October 31, 2011:

	Fair Value at October 31, 2011
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$1,767,748	$1,590,659	$—	$3,358,407
Consumer Staples	971,514	286,595	—	1,258,109
Energy	960,950	712,418	—	1,673,368
Financials	706,894	790,335	—	1,497,229
Health Care	1,015,950	—	—	1,015,950
Industrials	883,114	1,049,162	—	1,932,276
Information Technology	980,664	272,387	—	1,253,051
Materials	137,900	458,830	—	596,730
Telecommunication Services	153,032	347,192	—	500,224
Utilities	85,200	—	—	85,200
Total Equity Securities	7,662,966	5,507,578	—	13,170,544
Other
Limited Partnerships	154,455	—	—	154,455
Money Market Funds	400,809	—	—	400,809
Investments of Cash Collateral Received for Securities on Loan	—	235,108	—	235,108
Total Other	555,264	235,108	—	790,372
Investments in Securities	8,218,230	5,742,686	—	13,960,916
Derivatives(c)
Liabilities
Swap Contracts	—	(29,073)	—	(29,073)
Total	$8,218,230	$5,713,613	$—	$13,931,843

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements. Financial assets were transferred from Level 1 to Level 2 as it was determined that the application of factors received from third party statistical services resulted in a price which was more representative of fair value for these securities as of period end.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)

The amount of securities transferred out of Level 1 into Level 2 during the period was $2,996,268. All foreign securities subject to fair value procedures by the pricing service are classified as Level 2. Transfers between Level 1 and Level 2 are effective as of the beginning of the reporting period.

(c)	Derivative instruments are valued at unrealized appreciation (depreciation).

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT	23

Statement of Assets and Liabilities

October 31, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $12,754,037)	$13,324,999
Affiliated issuers (identified cost $400,809)	400,809
Investment of cash collateral received for securities on loan Repurchase agreements (identified cost $235,108)	235,108
Total investments (identified cost $13,389,954)	13,960,916
Cash	624
Foreign currency (identified cost $68,655)	69,443
Receivable for:
Investments sold	37,256
Capital shares sold	107,168
Dividends	9,521
Interest	601
Reclaims	6,212
Expense reimbursement due from Investment Manager	1,365
Prepaid expense	5,525
Total assets	14,198,631
Liabilities
Due upon return of securities on loan	235,108
Unrealized depreciation on swap contracts	29,073
Payable for:
Capital shares purchased	17,533
Investment management fees	1,227
Distribution fees	220
Transfer agent fees	690
Administration fees	93
Plan administration fees	2
Other expenses	83,506
Total liabilities	367,452
Net assets applicable to outstanding capital stock	$13,831,179

The accompanying Notes to Financial Statements are an integral part of this statement.

24	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT

October 31, 2011

Represented by
Paid-in capital	$12,584,087
Undistributed net investment income	512,448
Accumulated net realized gain	191,008
Unrealized appreciation (depreciation) on:
Investments	570,962
Foreign currency translations	1,747
Swap contracts	(29,073)
Total — representing net assets applicable to outstanding capital stock	$13,831,179
*Value of securities on loan	$215,752
Net assets applicable to outstanding shares
Class A	$7,704,492
Class B	$191,198
Class C	$484,942
Class I	$5,333,425
Class R	$10,714
Class R4	$88,382
Class Z	$18,026
Shares outstanding
Class A	357,984
Class B	8,963
Class C	22,874
Class I	246,500
Class R	500
Class R4	4,103
Class Z	834
Net asset value per share
Class A(a)	$21.52
Class B	$21.33
Class C	$21.20
Class I	$21.64
Class R	$21.43
Class R4	$21.54
Class Z	$21.61

(a)	The maximum offering price per share for Class A is $22.83. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT	25

Statement of Operations

Year ended October 31, 2011

Net investment income
Income:
Dividends	$199,404
Interest	3
Dividends from affiliates	1,053
Income from securities lending — net	3,555
Foreign taxes withheld	(9,977)
Total income	194,038
Expenses:
Investment management fees	151,488
Distribution fees
Class A	13,933
Class B	2,990
Class C	2,446
Class R	55
Transfer agent fees
Class A	7,603
Class B	441
Class C	339
Class R	16
Class R4	45
Class Z	33
Administration fees	9,339
Plan administration fees
Class R4	234
Compensation of board members	3,218
Custodian fees	15,025
Printing and postage fees	45,000
Registration fees	54,468
Professional fees	41,684
Other	7,828
Total expenses	356,185
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(162,823)
Expense reductions	(20)
Total net expenses	193,342
Net investment income	696

The accompanying Notes to Financial Statements are an integral part of this statement.

26	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT

Year ended October 31, 2011

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$652,583
Foreign currency transactions	12,140
Forward foreign currency exchange contracts	(4,706)
Swap contracts	585,423
Net realized gain	1,245,440
Net change in unrealized appreciation (depreciation) on:
Investments	(678,309)
Foreign currency translations	1,413
Swap contracts	(110,004)
Net change in unrealized depreciation	(786,900)
Net realized and unrealized gain	458,540
Net increase in net assets resulting from operations	$459,236

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT	27

Statement of Changes in Net Assets

Year ended October 31,

	2011	2010(a)
Operations
Net investment income (loss)	$696	$(383)
Net realized gain	1,245,440	1,183,014
Net change in unrealized appreciation (depreciation)	(786,900)	490,188
Net increase in net assets resulting from operations	459,236	1,672,819
Distributions to shareholders from:
Net investment income
Class A	(83,476)	(67,438)
Class B	(2,742)	(6,160)
Class C	(3,386)	(2,835)
Class I	(111,706)	(127,867)
Class R	(156)	(199)
Class R3	—	(218)
Class R4	(1,693)	(2,332)
Class R5	—	(256)
Class Z	(579)	—
Total distributions to shareholders	(203,738)	(207,305)
Increase in net assets from share transactions	3,477,201	1,149,496
Total increase in net assets	3,732,699	2,615,010
Net assets at beginning of year	10,098,480	7,483,470
Net assets at end of year	$13,831,179	$10,098,480
Undistributed net investment income	$512,448	$122,554
(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT

Year ended October 31,

	2011		2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	206,936	4,539,957	128,007	2,417,981
Conversions from Class B	6,040	139,992	5,339	98,714
Distributions reinvested	2,998	62,518	3,522	64,358
Redemptions	(65,156)	(1,399,539)	(79,720)	(1,497,316)
Net increase	150,818	3,342,928	57,148	1,083,737
Class B shares
Subscriptions	2,397	52,567	8,750	162,448
Distributions reinvested	106	2,215	309	5,630
Conversions to Class A	(6,080)	(139,992)	(5,385)	(98,714)
Redemptions	(2,181)	(46,162)	(3,741)	(65,530)
Net increase (decrease)	(5,758)	(131,372)	(67)	3,834
Class C shares
Subscriptions	20,741	426,743	3,707	68,669
Distributions reinvested	127	2,619	105	1,903
Redemptions	(6,795)	(147,157)	(2,165)	(38,722)
Net increase	14,073	282,205	1,647	31,850
Class R3 shares
Redemptions	—	—	(500)	(9,480)
Net decrease	—	—	(500)	(9,480)
Class R4 shares
Subscriptions	—	—	2,622	49,967
Distributions reinvested	72	1,500	114	2,083
Redemptions	(300)	(6,920)	(1,750)	(31,125)
Net increase (decrease)	(228)	(5,420)	986	20,925
Class R5 shares
Redemptions	—	—	(500)	(9,480)
Net decrease	—	—	(500)	(9,480)
Class Z shares
Subscriptions	710	15,583	1,348	28,110
Distributions reinvested	25	522	—	—
Redemptions	(1,249)	(27,245)	—	—
Net increase (decrease)	(514)	(11,140)	1,348	28,110
Total net increase	158,391	3,477,201	60,062	1,149,496

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT	29

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Oct. 31,
	2011	2010	2009	2008(a)
Class A
Per share data
Net asset value, beginning of period	$20.86	$17.65	$13.97	$20.00
Income from investment operations:
Net investment income (loss)	(0.03)	(0.03)	0.09	0.00	(b)
Net realized and unrealized gain (loss)	1.08	3.71	3.59	(6.03)
Total from investment operations	1.05	3.68	3.68	(6.03)
Less distributions to shareholders from:
Net investment income	(0.39)	(0.47)	—	—
Total distributions to shareholders	(0.39)	(0.47)	—	—
Net asset value, end of period	$21.52	$20.86	$17.65	$13.97
Total return	5.12%	21.21%	26.34%	(30.15%	)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	3.21%	3.73%	3.78%	5.55%	(d)
Net expenses after fees waived or expenses reimbursed(e)(f)	1.77%	1.63%	1.55%	1.55%	(d)
Net investment income (loss)(f)	(0.12% )	(0.14% )	0.59%	(0.07%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$7,704	$4,321	$2,648	$2,208
Portfolio turnover	59%	128%	133%	36%

Notes to Financial Highlights

(a)	For the period from August 1, 2008 (when shares become available) to October 31, 2008.
(b)	Rounds to less than $0.01.
(c)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT

	Year ended Oct. 31,
	2011	2010	2009		2008(a)
Class B
Per share data
Net asset value, beginning of period	$20.63	$17.47	$13.94		$20.00
Income from investment operations:
Net investment loss	(0.19)	(0.16)	(0.01)		(0.02)
Net realized and unrealized gain (loss)	1.08	3.66	3.54		(6.04)
Total from investment operations	0.89	3.50	3.53		(6.06)
Less distributions to shareholders from:
Net investment income	(0.19)	(0.34)	—		—
Total distributions to shareholders	(0.19)	(0.34)	—		—
Net asset value, end of period	$21.33	$20.63	$17.47		$13.94
Total return	4.32%	20.32%	25.32%		(30.30%	)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	3.91%	4.15%	4.52%		6.33%	(c)
Net expenses after fees waived or expenses reimbursed(d)(e)	2.56%	2.36%	2.31%		2.31%	(c)
Net investment loss(e)	(0.86% )	(0.84% )	(0.05%	)	(0.55%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$191	$304	$258		$239
Portfolio turnover	59%	128%	133%		36%

Notes to Financial Highlights

(a)	For the period from August 1, 2008 (when shares became available) to October 31, 2008.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT	31

Financial Highlights (continued)

	Year ended Oct. 31,
	2011	2010	2009		2008(a)
Class C
Per share data
Net asset value, beginning of period	$20.61	$17.48	$13.94		$20.00
Income from investment operations:
Net investment income (loss)	(0.19)	(0.17)	(0.02)		(0.03)
Net realized and unrealized gain (loss)	1.08	3.66	3.56		(6.03)
Total from investment operations	0.89	3.49	3.54		(6.06)
Less distributions to shareholders from:
Net investment income	(0.30)	(0.36)	—		—
Total distributions to shareholders	(0.30)	(0.36)	—		—
Net asset value, end of period	$21.20	$20.61	$17.48		$13.94
Total return	4.34%	20.27%	25.39%		(30.30%	)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	4.05%	4.42%	4.58%		6.22%	(c)
Net expenses after fees waived or expenses reimbursed(d)(e)	2.54%	2.37%	2.30%		2.30%	(c)
Net investment income (loss)(e)	(0.90% )	(0.89% )	(0.12%	)	(0.79%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$485	$181	$125		$94
Portfolio turnover	59%	128%	133%		36%

Notes to Financial Highlights

(a)	For the period from August 1, 2008 (when shares became available) to October 31, 2008.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT

	Year ended Oct. 31,
	2011	2010	2009	2008(a)
Class I
Per share data
Net asset value, beginning of period	$20.95	$17.72	$13.98	$20.00
Income from investment operations:
Net investment income (loss)	0.05	0.04	0.14	0.03
Net realized and unrealized gain (loss)	1.09	3.71	3.60	(6.05)
Total from investment operations	1.14	3.75	3.74	(6.02)
Less distributions to shareholders from:
Net investment income	(0.45)	(0.52)	—	—
Total distributions to shareholders	(0.45)	(0.52)	—	—
Net asset value, end of period	$21.64	$20.95	$17.72	$13.98
Total return	5.53%	21.58%	26.75%	(30.10%	)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.80%	3.23%	3.42%	4.94%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.45%	1.28%	1.22%	1.21%	(c)
Net investment income (loss)	0.22%	0.19%	0.94%	0.63%	(c)
Supplemental data
Net assets, end of period (in thousands)	$5,333	$5,164	$4,367	$3,446
Portfolio turnover	59%	128%	133%	36%

Notes to Financial Highlights

(a)	For the period from August 1, 2008 (when shares became available) to October 31, 2008.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT	33

Financial Highlights (continued)

	Year ended Oct. 31,
	2011	2010	2009	2008(a)
Class R
Per share data
Net asset value, beginning of period	$20.74	$17.56	$13.96	$20.00
Income from investment operations:
Net investment income (loss)	(0.09)	(0.11)	0.03	0.00	(b)
Net realized and unrealized gain (loss)	1.09	3.69	3.57	(6.04)
Total from investment operations	1.00	3.58	3.60	(6.04)
Less distributions to shareholders from:
Net investment income	(0.31)	(0.40)	—	—
Total distributions to shareholders	(0.31)	(0.40)	—	—
Net asset value, end of period	$21.43	$20.74	$17.56	$13.96
Total return	4.88%	20.69%	25.79%	(30.20%	)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	3.44%	3.99%	4.22%	5.74%	(d)
Net expenses after fees waived or expenses reimbursed(e)(f)	2.06%	2.04%	1.96%	1.81%	(d)
Net investment income (loss)(f)	(0.40% )	(0.58% )	0.19%	0.03%	(d)
Supplemental data
Net assets, end of period (in thousands)	$11	$10	$9	$7
Portfolio turnover	59%	128%	133%	36%

Notes to Financial Highlights

(a)	For the period from August 1, 2008 (when shares became available) to October 31, 2008.
(b)	Rounds to less than $0.01.
(c)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

34	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT

	Year ended Oct. 31,
	2011	2010	2009	2008(a)
Class R4
Per share data
Net asset value, beginning of period	$20.86	$17.67	$13.98	$20.00
Income from investment operations:
Net investment income (loss)	(0.02)	(0.01)	0.08	0.01
Net realized and unrealized gain (loss)	1.09	3.70	3.61	(6.03)
Total from investment operations	1.07	3.69	3.69	(6.02)
Less distributions to shareholders from:
Net investment income	(0.39)	(0.50)	—	—
Total distributions to shareholders	(0.39)	(0.50)	—	—
Net asset value, end of period	$21.54	$20.86	$17.67	$13.98
Total return	5.19%	21.26%	26.40%	(30.10%	)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	3.10%	3.49%	3.92%	5.38%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.74%	1.57%	1.47%	1.36%	(c)
Net investment income (loss)	(0.08% )	(0.06% )	0.52%	0.30%	(c)
Supplemental data
Net assets, end of period (in thousands)	$88	$90	$59	$23
Portfolio turnover	59%	128%	133%	36%

Notes to Financial Highlights

(a)	For the period from August 1, 2008 (when shares became available) to October 31, 2008.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT	35

Financial Highlights (continued)

	Year ended Oct. 31,
	2011	2010(a)
Class Z
Per share data
Net asset value, beginning of period	$20.95	$19.93
Income from investment operations:
Net investment loss	0.05	(0.01)
Net realized and unrealized gain	1.06	1.03
Total from investment operations	1.11	1.02
Less distributions to shareholders from:
Net investment income	(0.45)	—
Total distributions to shareholders	(0.45)	—
Net asset value, end of period	$21.61	$20.95
Total return	5.37%	5.12%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.96%	55.17%	(c)
Net expenses after fees waived or expenses reimbursed(d)(e)	1.59%	1.52%	(c)
Net investment loss(e)	0.21%	(0.48%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$18	$28
Portfolio turnover	59%	128%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

36	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT

Notes to Financial Statements

October 31, 2011

Note 1. Organization

Columbia Global Extended Alpha Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource Global Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT	37

Notes to Financial Statements (continued)

Note 2. Summary	of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values.

38	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT

The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT	39

Notes to Financial Statements (continued)

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts [in connection with the settlement of purchases and sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities.

40	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Portfolio Swaps

The Fund entered into a portfolio swap transaction. A portfolio swap allows the Fund to obtain exposure to a custom basket of securities and foreign markets (both long and short exposures) without owning or taking physical custody of such securities. Under the terms of the contract, payments made by the Fund or the counterparty are based on the total return of the reference assets within the basket in return for a specified interest rate. The contract allows the Investment Manager of the Fund to alter the composition of the custom basket by trading in and out of the notional reference security positions at its discretion.

The notional amounts of the swap transactions are not recorded in the financial statements. The portfolio swap is valued daily, and the change in value is recorded as unrealized appreciation (depreciation). The swap resets monthly at which time the Fund settles in cash with the counterparty. Payments received (or made) by the Fund are recorded as realized gains (losses). See the Portfolio Swap Outstanding table following the Portfolio of Investments for additional information.

Portfolio swap transactions may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Portfolio swaps are subject to the risk associated with the investment in the reference securities within the basket. The risk in the case of short portfolio swap transactions is unlimited based on the potential for unlimited increases in the market value of the reference securities in the basket. This risk may be offset if the Fund holds any of the reference securities. The risk in the case of long portfolio swap transactions is limited to the current notional amount of the portfolio swap.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT	41

Notes to Financial Statements (continued)

Portfolio swap transactions are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into portfolio swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the contract between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

At October 31, 2011 no collateral had been posted by either the Fund or the counterparty.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at October 31, 2011

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unrealized depreciation on swap contracts	$29,073

42	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT

Effect of Derivative Instruments in the Statement of Operations for the Year Ended October 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Swap Contracts	Total
Equity contracts	$—	$585,423	$585,423
Foreign exchange contracts	(4,706)	—	$(4,706)
Total	$(4,706)	$585,423	$580,717

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Swap Contracts
Equity contracts	$(110,004)

Volume of Derivative Instruments for the Year Ended October 31, 2011
Contracts Opened
Forward foreign currency exchange contracts	111
Swap contracts	—

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT	43

Notes to Financial Statements (continued)

fee for borrowing the security. The fee is recorded as interest expense in the Statement of Operations and a short position is reported as a liability at fair value in the Statement of Asset and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale. The Fund’s potential losses could exceed those of other mutual funds which hold only long security positions if the value of the securities held long decreases and the value of the securities sold short increases. As the Fund intends to use the cash proceeds from the short sales to invest in additional long securities, the Fund’s use of short sales in effect “leverages” the Fund. Leveraging potentially exposes the Fund to greater risks due to unanticipated market movements, which may magnify losses and increase volatility of returns. There is no assurance that a leveraging strategy will be successful. There is also the risk that the broker may fail to honor its contract terms, causing a loss to the Fund. During the year ended October 31, 2011, the Fund did not enter into any short sales.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

44	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for those jurisdictions, as applicable.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT	45

Notes to Financial Statements (continued)

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees	and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund’s subadviser (see Subadvisory Agreement below). The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 1.05% to 0.99% as the Fund’s net assets increase. Prior to July 1, 2011, the fee was adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 36-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the MSCI All Country World Index (Gross). The maximum adjustment was 0.50% per year. If the performance difference was less than 1.00%, the adjustment was zero. The adjustment increased the management fee by $28,915 for the year ended October 31, 2011. The effective management fee rate for the year ended October 31, 2011 was 1.30% of the Fund’s average daily net assets, including the adjustment under the terms of the PIA.

46	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund. The Investment Manager compensates Threadneedle to manage the investments of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2011 was 0.08% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial served as the Fund Administrator.

Other Fees

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended October 31, 2011, other expenses paid to this company were $684.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT	47

Notes to Financial Statements (continued)

expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to the share class.

For the year ended October 31, 2011, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.14%
Class B	0.15
Class C	0.14
Class R	0.14
Class R4	0.05
Class Z	0.14

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2011, these minimum account balance fees reduced total expenses by $20.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s

48	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT

average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $27,000 and $4,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $42,431 for Class A and $150 for Class C shares for the year ended October 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective January 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2011, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian and before giving effect to any performance incentive adjustment, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.55%
Class B	2.30
Class C	2.30
Class I	1.18
Class R	1.80
Class R4	1.48
Class Z	1.30

Prior to January 1, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian and before giving effect to any

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT	49

Notes to Financial Statements (continued)

performance incentive adjustment, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.55%
Class B	2.31
Class C	2.30
Class I	1.21
Class R	2.01
Class R4	1.51
Class Z	1.30

Effective January 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, will not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.46%
Class B	2.21
Class C	2.21
Class I	1.11
Class R	1.71
Class R4	1.41
Class Z	1.21

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal	Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended October 31, 2011, these differences are primarily due to foreign currency transactions, recognition of unrealized appreciation

50	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT

(depreciation) for certain derivative investments, passive foreign investment company (PFIC) holdings, investments in partnerships and deferral/reversal of wash sale losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$592,936
Accumulated net realized gain	(592,936)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended October 31,	2011	2010
Ordinary income	$203,738	$207,305
Long-term capital gains	—	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$501,312
Undistributed accumulated long-term gain	230,878
Unrealized appreciation	514,902

At October 31, 2011, the cost of investments for federal income tax purposes was $13,447,289 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$1,152,990
Unrealized depreciation	(639,363)
Net unrealized appreciation	$513,627
For the year ended October 31, 2011, $415,463 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT	51

Notes to Financial Statements (continued)

Note 5. Portfolio	Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $10,291,645 and $6,520,915, respectively, for the year ended October 31, 2011.

Note 6. Lending	of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

At October 31, 2011, securities valued at $215,752 were on loan, secured by cash collateral of $235,108 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended October 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

52	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT

Note 7. Affiliated	Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder	Concentration

At October 31, 2011, the Investment Manager and/or affiliates owned 100% of the Fund’s Class I and Class R shares. At October 31, 2011, the Investment Manager and/or affiliates owned approximately 39% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Line	of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount was increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT	53

Notes to Financial Statements (continued)

Effective December 13, 2011, the Fund extended its revolving credit facility with the Administrative Agent. The credit facility agreement, as amended, permits collective borrowings up to $500 million. Effective December 13, 2011, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended October 31, 2011.

Note 10. Significant	Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Short Selling Risk

The Fund may make short sales, which involves selling a security the Fund does not own in anticipation that the security’s price will decline. The Fund’s potential losses could exceed those of other mutual funds which hold only long security positions if the value of the securities held long decreases and the value of the securities sold short increases. The Fund’s use of short sales in effect “leverages” the Fund, as the Fund intends to use the cash proceeds from the short sales to invest in additional long securities. Leveraging potentially exposes the Fund to greater risks due to unanticipated market movements, which may magnify losses and increase volatility of returns. There is no assurance that a leveraging strategy will be successful.

Geographic Concentration Risk

The Fund may be particularly susceptible to political, regulatory and economic events affecting companies and countries within the specific geographic region in which the Fund may focus its investments. Currency devaluation could occur in countries that have not yet experienced currency devaluations to date, or could continue to occur in countries that have already experienced such devaluations.

54	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT

The full impact of recent European events and the impact to the Euro is uncertain. As the Fund invests in European securities, their market values may be adversely impacted. At October 31, 2011, the Fund’s exposure to the Euro represented 13.6% of net assets.

Note 11. Subsequent	Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 9 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information	Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT	55

Notes to Financial Statements (continued)

defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

56	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Global Extended Alpha Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Global Extended Alpha Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from August 1, 2008 (when shares became available) to October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT	57

Report of Independent Registered Public

Accounting Firm (continued)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Global Extended Alpha Fund of the Columbia Funds Series Trust II at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from August 1, 2008 (when shares became available) to October 31, 2008, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

December 22, 2011

58	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended October 31, 2011

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	99.99%
Dividends Received Deduction for corporations	22.85%
U.S. Government Obligations	0.00%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT	59

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, prior to the Transaction, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve directors/trustees to sixteen for all funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with Funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

60	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT	61

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with Funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), from September 2003 to May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

62	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with Funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco Corporation (real estate development) and Mickel Investment Group	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas
Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	153	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with Funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)
*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT	63

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager* (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010.	153	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

64	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, address, age	Position held with Funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003-December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004-October 2004
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT	65

Board Members and Officers (continued)

Name, address, age	Position held with Funds and length of service	Principal occupation during past five years
Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Vice President — Asset Management, Ameriprise Financial, Inc., since July 2011; Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007-April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006-April 2010; former Co-President and Senior Managing Director, Robeco Investment Management
Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007
Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004-May 2005
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 53	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 41	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, Feb. 1998 to May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 42	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005

66	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT

Name, address, age	Position held with Funds and length of service	Principal occupation during past five years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 42	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT	67

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

68	COLUMBIA GLOBAL EXTENDED ALPHA FUND — 2011 ANNUAL REPORT

Columbia Global Extended Alpha Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The
Fund is distributed by Columbia Management Investment Distributors, Inc., member
FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6527 AK (12/11)

Annual Report

Columbia

Frontier Fund

Annual Report for the Period Ended October 31, 2011

Columbia Frontier Fund seeks to provide shareholders with growth of capital.

Not FDIC insured ¡ No bank guarantee  ¡ May lose value

Your Fund at a Glance	2

Manager Commentary	5

The Fund’s Long-term Performance	12

Fund Expense Example	14

Portfolio of Investments	16

Statement of Assets and Liabilities	23

Statement of Operations	25

Statement of Changes in Net Assets	26

Financial Highlights	28

Notes to Financial Statements	36

Report of Independent Registered Public Accounting Firm	53

Federal Income Tax Information	55

Board Members and Officers	56

Proxy Voting	64

See the Fund’s prospectus for risks associated with investing in the Fund.

COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT	1

Your Fund at a Glance

FUND SUMMARY

>	Columbia Frontier Fund (the Fund) Class A shares returned -1.65% (excluding sales charge) for the 12 months ended October 31, 2011.

>	The Fund underperformed its benchmark, the Russell 2000® Growth Index, which rose 9.84% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended October 31, 2011)

	1 year	3 years	5 years	10 years
Columbia Frontier Fund Class A (excluding sales charge)	-1.65%	+9.42%	-2.11%	+2.29%
Russell 2000 Growth Index (unmanaged)	+9.84%	+16.31%	+2.68%	+6.04%

(See “The Fund’s Long-term Performance” for a description of the index)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The index does not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

2	COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS

at October 31, 2011
Without sales charge	1 year	3 years	5 years	10 years	Since inception*
Class A (inception 12/10/84)	-1.65%	+9.42%	-2.11%	+2.29%	N/A
Class B (inception 4/22/96)	-2.33%	+8.62%	-2.86%	+1.52%	N/A
Class C (inception 5/27/99)	-2.44%	+8.57%	-2.78%	+1.57%	N/A
Class I (inception 8/3/09)	-1.35%	N/A	N/A	N/A	+7.67%
Class R (inception 4/30/03)	-1.89%	+9.08%	-2.42%	N/A	+4.31%
Class R4 (inception 8/3/09)	-1.46%	N/A	N/A	N/A	+7.43%
Class R5 (inception 11/30/01)	-1.16%	+9.85%	-1.66%	N/A	+2.23%
Class Z (inception 9/27/10)	-1.35%	N/A	N/A	N/A	+3.43%

With sales charge
Class A (inception 12/10/84)	-7.28%	+7.30%	-3.26%	+1.69%	N/A
Class B (inception 4/22/96)	-7.21%	+7.76%	-3.13%	+1.52%	N/A
Class C (inception 5/27/99)	-3.42%	+8.57%	-2.78%	+1.57%	N/A

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

*	For classes with less than 10 years performance.

COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT	3

Your Fund at a Glance (continued)

MORNINGSTAR STYLE BOXTM

The Morningstar Style BoxTM is based on the Fund’s portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2011 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

4	COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT

Manager Commentary

Dear Shareholders,

Columbia Frontier Fund (the Fund) Class A shares returned -1.65% (excluding sales charge) for the 12 months ended October 31, 2011. The Fund underperformed its benchmark, the Russell 2000® Growth Index (the Russell Index), which rose 9.84% during the same period.

Significant performance factors

Overall, U.S. small-cap growth equities experienced a challenging period during the 12 months ended October 31, 2011. Strong positive performance early in the annual period, supported by optimism about economic growth and robust merger and acquisition activity, sharply corrected in the summer months. Investor risk aversion had heightened, driven by uncertainty about the pace and magnitude of economic growth and re-surfaced concerns about the European sovereign debt crisis. The equity markets partially rebounded in October, with U.S. small-cap growth equities generating double-digit gains for the month.

The extreme volatility seen in the broad U.S. equity market throughout the annual period was even more dramatic within the U.S. small-cap universe. Such volatility led to two dominant themes. First, within the U.S. small-cap equity universe, it became a momentum-driven market but an extremely narrow one, wherein the companies that performed well became increasingly strong yet fewer in number as the fiscal year progressed. Second, significant volatility caused what we considered to be unwarranted

PORTFOLIO BREAKDOWN(1) (at October 31, 2011)
Consumer Discretionary	17.0%
Consumer Staples	5.5
Energy	6.9
Financials	3.2
Health Care	16.9
Industrials	11.4
Information Technology	32.2
Materials	2.6
Utilities	0.6
Other(2)	3.7
(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.
(2)	Includes Cash Equivalents.

COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT	5

Manager Commentary (continued)

correlation levels across and within sectors of the U.S. small-cap equity market with little focus on company fundamentals. In fact, small-cap company fundamentals overall stayed solid during the annual period, with few exceptions, as corporate earnings growth generally surprised to the upside amidst the modest growth of the economy.

Consumer staples was the best performing sector within the Russell Index for the annual period, followed by energy, health care and financials. Materials, utilities and telecommunication services were the weakest performing sectors within the Russell Index for the annual period.

The Fund underperformed the Russell Index due primarily to stock selection in the industrials, information technology and financials sectors. More specifically, in industrials, the Fund’s cyclical-themed investments hurt results most. In the cyclical bucket of the Fund’s portfolio, we seek investments in companies based on our view for the economy over the next 12 to 18 months. Our view during the first half of the annual period had been that global economic growth would be positive and thus that the shipping industry would benefit from an increase in global trade. While this scenario did materialize, supply of new ships overwhelmed heightened demand and so pricing plummeted. In turn, the Fund’s positions in marine transportation companies Genco Shipping & Trading, DryShips and Crude Carriers

TOP TEN HOLDINGS(1) (at October 31, 2011)
PMC—Sierra, Inc.	3.0%
Clean Energy Fuels Corp.	2.9
Ciena Corp.	2.6
Finisar Corp.	2.6
Mellanox Technologies Ltd.	2.5
Andersons, Inc. (The)	2.1
Tesla Motors, Inc.	2.1
Quidel Corp.	1.9
Halozyme Therapeutics, Inc.	1.8
Cavium, Inc.	1.7
(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

6	COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT

detracted from its relative results for the annual period. (Crude Carriers was acquired by Capital Product Partners L.P. at the end of September 2011.)

Within the information technology sector, the Fund’s secular-themed investments disappointed. In the secular bucket of the Fund’s portfolio are companies that have thematic, or top-down, industry or sector tailwinds driving their growth. We had established investments based on the secular theme that with video coming to the Internet in exponentially greater volume, there would be an increasing need for speed in the convergence of voice, data and video over the next three to five years. What happened was that at the end of 2010, optics-based stocks performed quite well. However, in 2011, it became clear that such strong performance was based largely on inventory build-ups and thus these stocks subsequently pulled back. Rather than taking profits at the end of 2010, we maintained the Fund’s positions in these holdings as we felt the secular theme would peak in 2012-2013. As such, for the annual period, positions in optical communications component manufacturers Fabrinet, Oclaro and Opnext each detracted from the Fund’s relative results, as each generated negative returns for the annual period overall.

The Fund’s tactical investments in the financials sector detracted from its results during the annual period. In the tactical bucket of the Fund’s portfolio, we seek to invest based on individual stock-specific stories over a short time horizon. We had established a focus in the financials sector on select capital markets firms, but as volatility dominated the markets, such firms struggled amidst the challenging conditions. In particular, the Fund’s position in investment bank Gleacher & Co. posted disappointing returns.

With several large-cap companies currently sitting on unusually large amounts of cash, which is yielding near-zero rates, many are seeking to acquire smaller companies in related fields.

COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT	7

Manager Commentary (continued)

On the positive side, several of the companies within the Fund’s portfolio benefited from being taken over by larger firms during the annual period. For example, Art Technology Group, which develops software platforms for e-commerce websites, was acquired during the annual period by database giant Oracle. Upon the initial announcement of the agreement to be acquired, Art Technology Group’s stock price climbed. Similarly, NetLogic Microsystems, which manufactures chips for networking equipment, was acquired at a premium during the annual period by semiconductor designer and developer Broadcom in Broadcom’s biggest-ever acquisition.

Several Fund positions within the consumer discretionary and health care sectors also were outstanding individual performers for the Fund during the annual period. Within consumer discretionary, these strong performers included Tractor Supply Group, which was an indirect beneficiary during the annual period of higher commodity prices to farmers, and Tesla Motors, whose share price was boosted by enthusiasm for the advanced technology it is using to bring a superior electric car to market in 2012. In health care, health maintenance organization Wellcare Health Plans benefited during the annual period from the changes to Medicare and Medicaid as part of the national reform in health care. Injection device maker Antares Pharma was another strong performer, as it started to tie its unique delivery devices to specific drugs, both boosting demand for its products and helping large pharmaceutical companies extend much-desired drug patents.

Changes to the Fund’s portfolio

Given our view that the U.S. economy has entered a “new normal,” wherein growth will likely muddle along at a positive but slow pace, we sought companies with strong balance sheets that can continue to grow in such conditions. As such, we increased the Fund’s overweighted allocation to information technology companies. We also tactically increased the Fund’s exposure to health care and opportunistically increased its positions in select consumer discretionary companies. We were less constructive on prospects for commodities-related companies, and so we decreased the Fund’s allocations to the materials and energy sectors overall. We also reduced the Fund’s position in the financials sector.

8	COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT

At October 31, 2011, the Fund had its most significant allocations, relative to the Russell Index, in information technology and consumer discretionary. The Fund had its most modest exposures, relative to the Russell Index, in health care, industrials and financials.

Our future strategy

Looking ahead, we believe the U.S. economy will continue to grow, albeit at a very slow pace. Toward the end of the annual period, we began to see signs of flattening and even an uptick in the housing and unemployment markets. We do not anticipate another recession in the near term, although macro events remain a risk to that view.

Amidst these muddling conditions, we currently expect equity market volatility to normalize as we move into 2012 and some of the external macro events that impacted the equity markets in 2011 to come to some resolution. In turn, we anticipate investor risk aversion to lessen and small-cap equities to come back into favor. Also supporting our optimistic view regarding opportunities within the small-cap growth segment of the U.S. equity market is that we currently expect merger and acquisition activity to increase in the near-to-mid term. With several large-cap companies currently sitting on unusually large amounts of cash, which is yielding near-zero rates, many are seeking to acquire smaller companies in related fields.

Larger companies’ rich cash position also lead us to favor the information technology sector, as we believe capital expenditures may well increase in the months ahead. Our foremost secular theme within the Fund remains the need for telecommunications-related companies to upgrade their systems and build out the Internet. We believe those companies with strong balance sheets and low leverage are poised to outperform most. Our view on the economy leads us to be less constructive over the near term on the financials and consumer discretionary sectors.

COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT	9

Manager Commentary (continued)

Overall, we intend to continue to manage the Fund’s portfolio with a focus on intensive bottom-up research, a strategy that we believe will serve the Fund well regardless of market conditions.

Michael Marzolf Portfolio Manager	Samuel Murphy Portfolio Manager	John Schonberg, CFA® Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

10	COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT

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The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Frontier Fund Class A shares (from 11/1/01 to 10/31/11) as compared to the performance of the Russell 2000 Growth Index. In comparing the Fund’s Class A shares to the index, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectuses.

COMPARATIVE RESULTS
Results at October 31, 2011
	1 year	3 years	5 years	10 years
Columbia Frontier Fund (includes sales charge)
Class A Cumulative value of $10,000	$9,272	$12,354	$8,471	$11,824
Average annual total return	-7.28%	+7.30%	-3.26%	+1.69%
Russell 2000 Growth Index(1)
Cumulative value of $10,000	$10,984	$15,736	$11,412	$17,974
Average annual total return	+9.84%	+16.31%	+2.68%	+6.04%

Results for other classes can be found on page 3.

12	COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT

(1)

The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT	13

Fund Expense Example

(Unaudited)

Understanding your expenses

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the “Compare with other funds” information with details on using the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would have been higher.

14	COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT

May 1, 2011 — October 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	804.50	1,017.89	6.72	7.52	1.47
Class B	1,000.00	1,000.00	801.70	1,014.09	10.14	11.33	2.22
Class C	1,000.00	1,000.00	800.60	1,014.09	10.13	11.33	2.22
Class I	1,000.00	1,000.00	805.20	1,020.18	4.66	5.22	1.02
Class R	1,000.00	1,000.00	803.40	1,016.62	7.86	8.79	1.72
Class R4	1,000.00	1,000.00	805.10	1,018.80	5.90	6.60	1.29
Class R5	1,000.00	1,000.00	806.60	1,020.22	4.63	5.18	1.01
Class Z	1,000.00	1,000.00	805.80	1,019.16	5.58	6.24	1.22

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until February 28, 2013, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 1.53% for Class A, 2.28% for Class B, 2.28% for Class C, 1.08% for Class I, 1.78% for Class R, 1.38% for Class R4, 1.13% for Class R5 and 1.28% for Class Z. Any amounts waived will not be reimbursed by the Fund. This change will be effective January 1, 2012. If this change had been in place for the entire six month period ended October 31, 2011, the actual expenses paid would have been $7.00 for Class A, $10.41 for Class B, $10.40 for Class C, $4.94 for Class I, $8.14 for Class R, $6.31 for Class R4, $5.17 for Class R5 and $5.86 for Class Z; the hypothetical expenses paid would have been $7.82 for Class A, $11.64 for Class B, $11.64 for Class C, $5.53 for Class I, $9.10 for Class R, $7.06 for Class R4, $5.78 for Class R5 and $6.55 for Class Z.

COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT	15

Portfolio of Investments

Columbia Frontier Fund

October 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 96.2%

CONSUMER DISCRETIONARY 17.2%
Auto Components 1.2%
Amerigon, Inc.(a)(b)	27,471	$421,405
Cooper Tire & Rubber Co.	29,821	427,335

Total		848,740
Automobiles 2.0%
Tesla Motors, Inc.(a)(b)	50,400	1,480,248
Diversified Consumer Services 1.6%
Bridgepoint Education, Inc.(a)(b)	27,630	598,742
Sotheby’s	15,015	528,829

Total		1,127,571
Hotels, Restaurants & Leisure 5.1%
Buffalo Wild Wings, Inc.(a)	8,239	545,587
Caribou Coffee Co., Inc.(a)	58,982	805,104
China Lodging Group Ltd., ADR(a)(b)(c)	29,187	453,274
Famous Dave’s Of America, Inc.(a)	30,943	270,442
Jamba, Inc.(a)	289,502	492,153
Pinnacle Entertainment, Inc.(a)	39,597	448,238
Shuffle Master, Inc.(a)	66,959	710,435

Total		3,725,233
Leisure Equipment & Products 1.6%
Brunswick Corp.	33,343	588,837
Leapfrog Enterprises, Inc.(a)	151,337	564,487

Total		1,153,324
Media 1.3%
Lions Gate Entertainment Corp.(a)(c)	81,677	671,385
Rentrak Corp.(a)	20,102	274,593

Total		945,978
Specialty Retail 1.1%
Genesco, Inc.(a)	6,199	365,369
Tractor Supply Co.	6,442	456,996

Total		822,365
Textiles, Apparel & Luxury Goods 3.3%
Maidenform Brands, Inc.(a)	19,211	472,206
Vera Bradley, Inc.(a)(b)	26,078	1,181,334
Wolverine World Wide, Inc.	20,011	759,017

Total		2,412,557
TOTAL CONSUMER DISCRETIONARY		12,516,016

Issuer	Shares	Value
Common Stocks (continued)

CONSUMER STAPLES 5.5%
Food & Staples Retailing 3.7%
Andersons, Inc. (The)	40,603	$1,499,063
Chefs’ Warehouse Holdings, Inc. (The)(a)	12,218	174,595
Fresh Market, Inc. (The)(a)(b)	25,612	1,024,480

Total		2,698,138
Food Products 1.8%
Cal-Maine Foods, Inc.(b)	9,566	318,739
Darling International, Inc.(a)	13,257	185,863
Diamond Foods, Inc.(b)	2,675	175,882
Hain Celestial Group, Inc. (The)(a)	19,343	649,151

Total		1,329,635
TOTAL CONSUMER STAPLES		4,027,773
ENERGY 6.5%
Energy Equipment & Services 2.6%
Cal Dive International, Inc.(a)	79,156	177,309
Complete Production Services, Inc.(a)	9,769	320,423
Ocean Rig UDW, Inc.(a)(b)(c)	1,704	26,139
Patterson-UTI Energy, Inc.	49,867	1,013,298
Tetra Technologies, Inc.(a)	39,503	375,279

Total		1,912,448
Oil, Gas & Consumable Fuels 4.3%
Clean Energy Fuels Corp.(a)(b)	172,147	2,034,778
CVR Energy, Inc.(a)	11,473	284,071
Solazyme, Inc.(a)	47,188	479,902

Total		2,798,751
TOTAL ENERGY		4,711,199
FINANCIALS 2.9%
Commercial Banks 2.0%
CapitalSource, Inc.	133,523	849,206
PrivateBancorp, Inc.(b)	54,621	595,369

Total		1,444,575
Consumer Finance 0.3%
Green Dot Corp., Class A(a)	6,855	223,953

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT

Issuer	Shares	Value
Common Stocks (continued)

FINANCIAL (cont.)
Real Estate Investment Trusts (REITs) 0.6%
FelCor Lodging Trust, Inc.(a)	56,414	$169,806
Kilroy Realty Corp.(b)	6,239	228,909

Total		398,715
TOTAL FINANCIALS		2,067,243
HEALTH CARE 17.0%
Biotechnology 4.3%
Alkermes PLC(a)(c)	44,139	771,991
Amarin Corp. PLC, ADR(a)(b)(c)	57,414	539,692
Cepheid, Inc.(a)	15,400	552,552
Halozyme Therapeutics, Inc.(a)	152,282	1,283,737

Total		3,147,972
Health Care Equipment & Supplies 7.4%
Antares Pharma, Inc.(a)(b)	433,065	983,057
DexCom, Inc.(a)(b)	81,853	801,341
Quidel Corp.(a)(b)	74,681	1,333,803
Thoratec Corp.(a)	19,689	718,845
Tornier NV(a)(c)	29,640	688,834
Uroplasty, Inc.(a)	83,041	374,515
Zoll Medical Corp.(a)(b)	12,501	472,663

Total		5,373,058
Health Care Providers & Services 2.8%
Catalyst Health Solutions, Inc.(a)	11,434	628,527
HMS Holdings Corp.(a)	28,314	691,994
WellCare Health Plans, Inc.(a)	15,429	756,175

Total		2,076,696
Life Sciences Tools & Services 1.1%
Techne Corp.	11,154	767,395
Pharmaceuticals 1.4%
Auxilium Pharmaceuticals, Inc.(a)	23,811	370,499
Questcor Pharmaceuticals, Inc.(a)	15,860	644,075

Total		1,014,574
TOTAL HEALTH CARE		12,379,695

INDUSTRIALS 11.5%
Aerospace & Defense 0.4%
HEICO Corp. (b)	5,287	301,465
Airlines 1.2%
U.S. Airways Group, Inc.(a)(b)	145,758	841,024
Commercial Services & Supplies 1.2%
Clean Harbors, Inc.(a)	6,339	369,373
Steelcase, Inc., Class A (b)	67,409	499,501

Total		868,874

Issuer	Shares	Value
Common Stocks (continued)

INDUSTRIALS (cont.)
Construction & Engineering 1.1%
Granite Construction, Inc.(b)	10,458	$235,305
MYR Group, Inc.(a)	28,926	557,983

Total		793,288
Electrical Equipment 1.1%
Acuity Brands, Inc.	5,772	267,244
Woodward, Inc.(b)	15,029	509,182

Total		776,426
Machinery 3.2%
Chart Industries, Inc.(a)	12,160	687,162
China Valves Technology, Inc.(a)(b)	62,461	191,755
Manitowoc Co., Inc. (The)	40,798	452,042
Terex Corp.(a)	20,976	349,041
Wabash National Corp.(a)(b)	98,198	677,566

Total		2,357,566
Marine 0.8%
DryShips, Inc.(a)(b)(c)	234,602	621,695
Professional Services 1.0%
Acacia Research/Technologies(a)	12,873	512,860
Navigant Consulting, Inc.(a)	19,003	215,304

Total		728,164
Road & Rail 1.5%
Knight Transportation, Inc.	25,459	386,976
Quality Distribution, Inc.(a)	30,981	349,156
Zipcar, Inc.(a)(b)	18,264	373,499

Total		1,109,631
TOTAL INDUSTRIALS		8,398,133

INFORMATION TECHNOLOGY 32.4%
Communications Equipment 10.5%
Aruba Networks, Inc.(a)(b)	21,245	503,294
Ciena Corp.(a)(b)	137,856	1,816,942
DragonWave, Inc.(a)(b)(c)	75,930	290,053
Finisar Corp.(a)	88,347	1,810,230
InterDigital, Inc.(b)	5,809	252,401
JDS Uniphase Corp.(a)	31,152	373,824
Oclaro, Inc.(a)(b)	78,501	322,639
Oplink Communications, Inc.(a)(b)	64,935	1,053,246
Opnext, Inc.(a)	487,366	483,662
ORBCOMM, Inc.(a)	282,800	777,700

Total		7,683,991
Computers & Peripherals 3.2%
QLogic Corp.(a)	26,774	374,033

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT	17

Portfolio of Investments (continued)

Issuer	Shares	Value
Common Stocks (continued)

INFORMATION TECHNOLOGY (cont.)
Computers & Peripherals (cont.)
Silicon Graphis International Corp.(a)(b)	52,431	$758,152
Stratasys, Inc.(a)	19,157	537,162
Synaptics, Inc.(a)	18,527	626,028

Total		2,295,375
Electronic Equipment, Instruments & Components 1.6%
Coherent, Inc.(a)	4,562	232,525
Fabrinet(a)(b)(c)	63,688	789,731
Universal Display Corp.(a)(b)	3,424	160,346

Total		1,182,602
Internet Software & Services 1.0%
LogMeIn, Inc.(a)	11,791	479,540
OpenTable, Inc.(a)(b)	5,481	240,396

Total		719,936
IT Services 1.7%
Jack Henry & Associates, Inc.	12,255	397,184
Sapient Corp.	69,599	860,244

Total		1,257,428
Semiconductors & Semiconductor Equipment 10.0%
Cavium, Inc.(a)	37,469	1,224,862
Evergreen Solar, Inc.(a)(d)	1	—
Mellanox Technologies Ltd.(a)(c)	54,239	1,755,174
MIPS Technologies, Inc.(a)	33,588	184,398
ON Semiconductor Corp.(a)	113,607	860,005
PMC - Sierra, Inc.(a)	337,527	2,139,921
Semtech Corp.(a)	17,784	434,285
TriQuint Semiconductor, Inc.(a)	129,968	691,430

Total		7,290,075
Software 4.4%
CommVault Systems, Inc.(a)	10,366	441,384
Concur Technologies, Inc. (a)(b)	5,920	275,398
NetSuite, Inc.(a)	12,664	481,739
Quest Software, Inc.(a)	59,224	1,041,750
SolarWinds, Inc.(a)	7,607	219,538
SuccessFactors, Inc.(a)	15,731	420,018
TiVo, Inc.(a)	29,001	314,081

Total		3,193,908
TOTAL INFORMATION TECHNOLOGY		23,623,315
MATERIALS 2.6%
Chemicals 0.3%
Zoltek Companies, Inc.(a)	31,027	224,946

Issuer	Shares	Value
Common Stocks (continued)

MATERIALS (cont.)
Construction Materials 0.9%
Martin Marietta Materials, Inc.	8,545	$616,692
Metals & Mining 1.4%
Horsehead Holding Corp.(a)	23,579	204,666
RTI International Metals, Inc.(a)	6,876	181,458
Steel Dynamics, Inc.	52,744	658,772

Total		1,044,896
TOTAL MATERIALS		1,886,534
UTILITIES 0.7%
Water Utilities 0.7%
American Water Works Co., Inc.	15,088	460,637

TOTAL UTILITIES		460,637
Total Common Stocks (Cost: $72,684,888)		$70,070,545

Limited Partnerships 0.9%
FINANCIALS 0.4%
Capital Markets 0.4%
Capital Product Partners LP Unit(c)	47,478	$332,821
Fortress Investment Group LLC, Class A(a)(e)	82,571	294,778

TOTAL FINANCIALS		627,599
Total Limited Partnerships (Cost: $351,313)		$627,599

	Shares	Value
Money Market Funds 3.7%
Columbia Short-Term Cash Fund, 0.123%(f)(g)	2,718,112	$2,718,112
Total Money Market Funds (Cost: $2,718,112)		$2,718,112

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 16.5%
Repurchase Agreements 16.5%
Nomura Securities dated 10/31/11, matures 11/01/11, repurchase price $5,000,022(h)
	0.160%	$5,000,000	$5,000,000
RBS Securities, Inc. dated 10/31/11, matures 11/01/11, repurchase price $7,020,933(h)
	0.130%	7,020,908	7,020,908

Total			12,020,908
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $12,020,908)			$12,020,908
Total Investments
(Cost: $87,775,221)			$85,437,164
Other Assets & Liabilities, Net			(12,588,388)
Net Assets			$72,848,776

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT	19

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At October 31, 2011, security was partially or fully on loan.

(c)	Represents a foreign security. At October 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $6,940,789 or 9.53% of net assets.

(d)	Negligible market value.

(e)	At October 31, 2011, there was no capital committed to the LLC or LP for future investment.

(f)	The rate shown is the seven-day current annualized yield at October 31, 2011.

(g)	Investments in affiliates during the year ended October 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$9,639,584	$58,755,078	$(65,676,550)	$—	$2,718,112	$12,618	$2,718,112

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

(h)

The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Nomura Securities (0.160%)

Security Description	Value
Fannie Mae REMICS	$30,387
Freddie Mac REMICS	364,462
Ginnie Mae I pool	2,235,473
Ginnie Mae II pool	2,364,741
Government National Mortgage Association	104,937
Total Market Value of Collateral Securities	$5,100,000

RBS Securities, Inc. (0.130%)

Security Description	Value
Freddie Mac Gold Pool	$7,161,391
Total Market Value of Collateral Securities	$7,161,391

Abbreviation Legend
ADR	American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	•Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT	21

Portfolio of Investments (continued)

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of October 31, 2011:

	Fair value at October 31, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets(b)	Level 2 other significant observable inputs	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$12,516,016	$—	$—	$12,516,016
Consumer Staples	4,027,773	—	—	4,027,773
Energy	4,711,199	—	—	4,711,199
Financials	2,067,243	—	—	2,067,243
Health Care	12,379,695	—	—	12,379,695
Industrials	8,398,133	—	—	8,398,133
Information Technology	23,623,315	—	—	23,623,315
Materials	1,886,534	—	—	1,886,534
Utilities	460,637	—	—	460,637
Total Equity Securities	70,070,545	—	—	70,070,545
Other
Limited Partnerships	627,599	—	—	627,599
Money Market Funds	2,718,112	—	—	2,718,112
Investments of Cash Collateral Received for Securities on Loan	—	12,020,908	—	12,020,908
Total Other	3,345,711	12,020,908	—	15,366,619
Total	$73,416,256	$12,020,908	$—	$85,437,164

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT

Statement of Assets and Liabilities

October 31, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $73,036,201)	$70,698,144
Affiliated issuers (identified cost $2,718,112)	2,718,112
Investment of cash collateral received for securities on loan
Repurchase agreements (identified cost $12,020,908)	12,020,908
Total investments (identified cost $87,775,221)	85,437,164
Receivable for:
Capital shares sold	12,229
Dividends	4,005
Interest	29,936
Expense reimbursement due from Investment Manager	2,036
Prepaid expense	6,968
Total assets	85,492,338
Liabilities
Due upon return of securities on loan	12,020,908
Payable for:
Investments purchased	385,240
Capital shares purchased	109,920
Investment management fees	4,869
Distribution fees	2,337
Transfer agent fees	19,925
Administration fees	493
Plan administration fees	1
Other expenses	99,869
Total liabilities	12,643,562
Net assets applicable to outstanding capital stock	$72,848,776

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT	23

Statement of Assets and Liabilities (continued)

October 31, 2011

Represented by
Paid-in capital	$96,859,908
Excess of distributions over net investment income	(20,593)
Accumulated net realized loss	(21,652,482)
Unrealized appreciation (depreciation) on:
Investments	(2,338,057)
Total — representing net assets applicable to outstanding capital stock	$72,848,776
*Value of securities on loan	$11,347,354
Net assets applicable to outstanding shares
Class A	$58,799,962
Class B	$3,529,235
Class C	$9,341,402
Class I	$13,759
Class R	$112,570
Class R4	$50,192
Class R5	$805,596
Class Z	$196,060
Shares outstanding
Class A	6,158,743
Class B	467,081
Class C	1,229,991
Class I	1,347
Class R	12,075
Class R4	4,941
Class R5	78,840
Class Z	19,201
Net asset value per share
Class A(a)	$9.55
Class B	$7.56
Class C	$7.59
Class I	$10.21
Class R	$9.32
Class R4	$10.16
Class R5	$10.22
Class Z	$10.21

(a)	The maximum offering price per share for Class A is $10.13. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT

Statement of Operations

Year ended October 31, 2011

Net investment income
Income:
Dividends	$502,471
Interest	2,197
Dividends from affiliates	12,618
Income from securities lending — net	405,789
Total income	923,075
Expenses:
Investment management fees	1,069,553
Distribution fees
Class A	175,785
Class B	62,186
Class C	111,678
Class R	620
Transfer agent fees
Class A	258,378
Class B	23,213
Class C	40,793
Class R	453
Class R4	13
Class R5	39
Class Z	347
Administration fees	99,107
Plan administration fees
Class R4	144
Compensation of board members	5,561
Custodian fees	13,350
Printing and postage fees	59,000
Registration fees	64,500
Professional fees	25,424
Other	27,241
Total expenses	2,037,385
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(227,394)
Expense reductions	(7,265)
Total net expenses	1,802,726
Net investment loss	(879,651)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	17,177,577
Net realized gain	17,177,577
Net change in unrealized appreciation (depreciation) on:
Investments	(9,577,081)
Net change in unrealized depreciation	(9,577,081)
Net realized and unrealized gain	7,600,496
Net increase in net assets resulting from operations	$6,720,845

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT	25

Statement of Changes in Net Assets

	2011	2010
Operations
Net investment loss	$(879,651)	$(875,175)
Net realized gain	17,177,577	8,223,730
Net change in unrealized appreciation (depreciation)	(9,577,081)	779,767
Net increase in net assets resulting from operations	6,720,845	8,128,322
Increase (decrease) in net assets from share transactions	(71,158,551)	94,039,062
Total increase (decrease) in net assets	(64,437,706)	102,167,384
Net assets at beginning of year	137,286,482	35,119,098
Net assets at end of year	$72,848,776	$137,286,482
Excess of distributions over net investment income	$(20,593)	$(3,611)

The accompanying Notes to Financial Statements are an integral part of this statement.

26	COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT

Year ended October 31,	2011		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	234,503	2,528,584	201,324	1,843,316
Fund merger	—	—	5,110,791	48,422,786
Conversions from Class B	226,768	2,505,256	441,086	3,896,747
Redemptions	(1,561,186)	(16,438,748)	(1,343,433)	(12,267,701)
Net increase (decrease)	(1,099,915)	(11,404,908)	4,409,768	41,895,148
Class B shares
Subscriptions	4,928	46,308	21,229	153,331
Fund merger	—	—	1,468,228	11,146,753
Conversions to Class A	(285,787)	(2,505,256)	(551,625)	(3,896,747)
Redemptions	(156,273)	(1,336,003)	(203,204)	(1,488,266)
Net increase (decrease)	(437,132)	(3,794,951)	734,628	5,915,071
Class C shares
Subscriptions	42,783	375,723	42,750	313,273
Fund merger	—	—	272,522	2,078,644
Redemptions	(224,461)	(1,879,560)	(246,409)	(1,794,368)
Net increase (decrease)	(181,678)	(1,503,837)	68,863	597,549
Class I shares
Subscriptions	84,843	1,019,190	142,841	1,424,941
Fund merger	—	—	4,551,713	45,851,271
Redemptions	(4,708,397)	(55,709,801)	(184,459)	(1,775,185)
Net increase (decrease)	(4,623,554)	(54,690,611)	4,510,095	45,501,027
Class R shares
Subscriptions	3,879	40,734	4,641	42,459
Fund merger	—	—	341	3,174
Redemptions	(3,024)	(33,000)	(3,871)	(32,974)
Net increase	855	7,734	1,111	12,659
Class R3 shares
Fund merger	—	—	344	3,201
Redemptions	—	—	(967)	(9,856)
Net increase (decrease)	—	—	(623)	(6,655)
Class R4 shares
Subscriptions	20	241	218	2,174
Fund merger	—	—	13,190	132,625
Redemptions	(838)	(9,737)	(8,777)	(80,442)
Net increase (decrease)	(818)	(9,496)	4,631	54,357
Class R5 shares
Subscriptions	—	—	6,763	64,192
Fund merger	—	—	322	3,239
Redemptions	(82)	(549)	(3)	(25)
Net increase (decrease)	(82)	(549)	7,082	67,406
Class Z shares
Subscriptions	26,515	321,069	254	2,500
Redemptions	(7,568)	(83,002)	—	—
Net increase	18,947	238,067	254	2,500
Total net increase (decrease)	(6,323,377)	(71,158,551)	9,735,809	94,039,062

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT	27

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Oct. 31,
	2011		2010		2009		2008		2007
Class A
Per share data
Net asset value, beginning of period	$9.71		$8.21		$7.29		$15.63		$14.29
Income from investment operations:
Net investment loss	(0.08)		(0.08)		(0.08)		(0.12)		(0.21)
Net realized and unrealized gain (loss)	(0.08	)(a)	1.58		1.00		(5.93)		3.18
Total from investment operations	(0.16)		1.50		0.92		(6.05)		2.97
Less distributions to shareholders from:
Net realized gains	—		—		—		(2.41)		(1.63)
Total distributions to shareholders	—		—		—		(2.41)		(1.63)
Proceeds from regulatory settlement	—		—		—		0.12		—
Net asset value, end of period	$9.55		$9.71		$8.21		$7.29		$15.63
Total return	(1.65%	)	18.27%		12.62%		(44.19%	)(b)	22.93%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.73%		1.88%		2.62%		2.05%		1.90%
Net expenses after fees waived or expenses reimbursed(d)	1.48%	(e)	1.51%		1.86%		1.97%		1.90%
Net investment loss	(0.72%	)(e)	(0.91%	)	(0.91%	)	(1.13%	)	(1.47% )
Supplemental data
Net assets, end of period (in thousands)	$58,800		$70,460		$23,380		$25,209		$52,441
Portfolio turnover	72%		160%		162%		156%		116%

Notes to Financial Highlights

(a)

Calculation of the net loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gains presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)

During the year ended October 31, 2008, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been (44.93%), (45.33%), (45.10%), and (44.62%) for Class A, Class B, Class C, Class R, and Class R5 shares respectively.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT

	Year ended Oct. 31,
	2011		2010		2009		2008		2007
Class B
Per share data
Net asset value, beginning of period	$7.74		$6.60		$5.90		$13.22		$12.42
Income from investment operations:
Net investment loss	(0.13)		(0.12)		(0.12)		(0.16)		(0.27)
Net realized and unrealized gain (loss)	(0.05	)(a)	1.26		0.82		(4.85)		2.70
Total from investment operations	(0.18)		1.14		0.70		(5.01)		2.43
Less distributions to shareholders from:
Net realized gains	—		—		—		(2.41)		(1.63)
Total distributions to shareholders	—		—		—		(2.41)		(1.63)
Proceeds from regulatory settlement	—		—		—		0.10		—
Net asset value, end of period	$7.56		$7.74		$6.60		$5.90		$13.22
Total return	(2.33%	)	17.27%		11.86%		(44.62%	)(b)	21.90%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	2.47%		2.61%		3.38%		2.81%		2.66%
Net expenses after fees waived or expenses reimbursed(d)	2.23%	(e)	2.29%		2.63%		2.73%		2.66%
Net investment loss	(1.49%	)(e)	(1.69%	)	(1.65%	)	(1.89%	)	(2.23% )
Supplemental data
Net assets, end of period (in thousands)	$3,529		$7,000		$1,118		$1,302		$3,365
Portfolio turnover	72%		160%		162%		156%		116%

Notes to Financial Highlights

(a)

Calculation of the net loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gains presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)

During the year ended October 31, 2008, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been (44.93%), (45.33%), (45.10%), and (44.62%) for Class A, Class B, Class C, Class R, and Class R5 shares respectively.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT	29

Financial Highlights (continued)

	Year ended Oct. 31,
	2011		2010		2009		2008		2007
Class C
Per share data
Net asset value, beginning of period	$7.78		$6.63		$5.93		$13.23		$12.42
Income from investment operations:
Net investment loss	(0.12)		(0.12)		(0.12)		(0.15)		(0.27)
Net realized and unrealized gain (loss)	(0.07	)(a)	1.27		0.82		(4.84)		2.71
Total from investment operations	(0.19)		1.15		0.70		(4.99)		2.44
Less distributions to shareholders from:
Net realized gains	—		—		—		(2.41)		(1.63)
Proceeds from regulatory settlement	—		—		—		0.10		—
Net asset value, end of period	$7.59		$7.78		$6.63		$5.93		$13.23
Total return	(2.44%	)	17.35%		11.80%		(44.38%	)(b)	22.00%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	2.48%		2.68%		3.36%		2.81%		2.66%
Net expenses after fees waived or expenses reimbursed(d)	2.23%	(e)	2.27%		2.61%		2.73%		2.66%
Net investment loss	(1.47%	)(e)	(1.66%	)	(1.66%	)	(1.89%	)	(2.23% )
Supplemental data
Net assets, end of period (in thousands)	$9,341		$10,983		$8,899		$9,493		$3,173
Portfolio turnover	72%		160%		162%		156%		116%

Notes to Financial Highlights

(a)

Calculation of the net loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gains presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)

During the year ended October 31, 2008, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been (44.93%), (45.33%), (45.10%), and (44.62%) for Class A, Class B, Class C, Class R, and Class R5 shares respectively.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT

	Year ended Oct. 31,
	2011		2010		2009(a)
Class I
Per share data
Net asset value, beginning of period	$10.35		$8.71		$8.65
Income from investment operations:
Net investment loss	(0.04)		(0.05)		(0.01)
Net realized and unrealized gain (loss)	(0.10	)(b)	1.69		0.07
Total from investment operations	(0.14)		1.64		0.06
Net asset value, end of period	$10.21		$10.35		$8.71
Total return	(1.35%	)	18.83%		0.69%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.08%		1.13%		1.30%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.03%		1.06%		1.06%	(d)
Net investment loss	(0.33%	)	(0.49%	)	(0.39%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$14		$47,859		$1,000
Portfolio turnover	72%		160%		162%

Notes to Financial Highlights

(a)	For the period from August 3, 2009 (commencement of operations) to October 31, 2009.
(b)

Calculation of the net loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gains presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT	31

Financial Highlights (continued)

	Year ended Oct. 31,
	2011		2010		2009		2008		2007
Class R
Per share data
Net asset value, beginning of period	$9.50		$8.06		$7.18		$15.47		$14.20
Income from investment operations:
Net investment loss	(0.10)		(0.11)		(0.10)		(0.14)		(0.24)
Net realized and unrealized gain (loss)	(0.08	)(a)	1.55		0.98		(5.86)		3.14
Total from investment operations	(0.18)		1.44		0.88		(6.00)		2.90
Less distributions to shareholders from:
Net realized gains	—		—		—		(2.41)		(1.63)
Proceeds from regulatory settlement	—		—		—		0.12		—
Net asset value, end of period	$9.32		$9.50		$8.06		$7.18		$15.47
Total return	(1.89%	)	17.87%		12.26%		(44.36%	)(b)	22.53%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.98%		2.02%		2.90%		2.31%		2.15%
Net expenses after fees waived or expenses reimbursed(d)	1.74%	(e)	1.86%		2.14%		2.23%		2.15%
Net investment loss	(0.99%	)(e)	(1.24%	)	(1.21%	)	(1.39%	)	(1.72% )
Supplemental data
Net assets, end of period (in thousands)	$113		$107		$82		$79		$93
Portfolio turnover	72%		160%		162%		156%		116%
Notes to Financial Highlights

(a)

Calculation of the net loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gains presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)

During the year ended October 31, 2008, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been (44.93%), (45.33%), (45.10%), and (44.62%) for Class A, Class B, Class C, Class R, and Class R5 shares respectively.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT

	Year ended Oct. 31,
	2011		2010		2009(a)
Class R4
Per share data
Net asset value, beginning of period	$10.31		$8.70		$8.65
Income from investment operations:
Net investment loss	(0.06)		(0.07)		(0.01)
Net realized and unrealized gain (loss)	(0.09	)(b)	1.68		0.06
Total from investment operations	(0.15)		1.61		0.05
Net asset value, end of period	$10.16		$10.31		$8.70
Total return	(1.46%	)	18.51%		0.58%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.38%		1.41%		1.53%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.30%		1.36%		1.37%	(d)
Net investment loss	(0.54%	)	(0.74%	)	(0.56%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$50		$59		$10
Portfolio turnover	72%		160%		162%

Notes to Financial Highlights

(a)	For the period from August 3, 2009 (commencement of operations) to October 31, 2009.
(b)

Calculation of the net loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gains presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT	33

Financial Highlights (continued)

	Year ended Oct. 31,
	2011		2010		2009		2008		2007
Class R5
Per share data
Net asset value, beginning of period	$10.34		$8.71		$7.71		$16.30		$14.76
Income from investment operations:
Net investment loss	(0.03)		(0.05)		(0.06)		(0.06)		(0.13)
Net realized and unrealized gain (loss)	(0.09	)(a)	1.68		1.06		(6.24)		3.30
Total from investment operations	(0.12)		1.63		1.00		(6.30)		3.17
Less distributions to shareholders from:
Net realized gains	—		—		—		(2.41)		(1.63)
Proceeds from regulatory settlement	—		—		—		0.12		—
Net asset value, end of period	$10.22		$10.34		$8.71		$7.71		$16.30
Total return	(1.16%	)	18.71%		12.97%		(43.87%	)(b)	23.62%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.12%		1.27%		1.88%		1.39%		1.29%
Net expenses after fees waived or expenses reimbursed(d)	1.03%		1.11%		1.68%		1.39%		1.29%
Net investment loss	(0.27%	)	(0.50%	)	(0.55%	)	(0.55%	)	(0.86% )
Supplemental data
Net assets, end of period (in thousands)	$806		$816		$626		$3,229		$5,467
Portfolio turnover	72%		160%		162%		156%		116%

Notes to Financial Highlights

(a)

Calculation of the net loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gains presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)

During year ended October 31, 2008, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been (44.93%), (45.33%), (45.10%), and (44.62%) for Class A, Class B, Class C, Class R, and Class R5 shares respectively.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

34	COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT

	Year ended Oct. 31,
	2011		2010(a)
Class Z
Per share data
Net asset value, beginning of period	$10.35		$9.84
Income from investment operations:
Net investment loss	(0.04)		(0.02)
Net realized and unrealized gain (loss)	(0.10	)(b)	0.53
Total from investment operations	(0.14)		0.51
Net asset value, end of period	$10.21		$10.35
Total return	(1.35%	)	5.18%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.48%		2.03%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.22%	(f)	1.26%	(d)
Net investment loss	(0.38%	)(f)	(2.06%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$196		$3
Portfolio turnover	72%		160%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)

Calculation of the net loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gains presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT	35

Notes to Financial Statements

October 31, 2011

Note 1. Organization

Columbia Frontier Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly Columbia Frontier Fund, Inc., a Maryland corporation, was reorganized into a newly formed series of the Trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

36	COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT

Class R5 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note	2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after

COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT	37

Notes to Financial Statements (continued)

such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates

38	COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT

from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

The Fund receives distributions from holdings in real estate investment trusts (REITs) which report information on the character of their distributions annually. REIT distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs which could result in a proportionate increase in return of capital to shareholders.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT	39

Notes to Financial Statements (continued)

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

40	COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees	and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective July 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.79% to 0.70% as the Fund’s net assets increase. Prior to July 1, 2011, the management fee was equal to a percentage of the Fund’s average daily net assets that declined from 0.885% to 0.79% as the Fund’s net assets increased. The effective management fee rate for the year ended October 31, 2011 was 0.863% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2011 was 0.08% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial served as the Fund Administrator.

COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT	41

Notes to Financial Statements (continued)

Other Fees

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended October 31, 2011, other expenses paid to this company were $1,303.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the

Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

42	COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT

For the year ended October 31, 2011, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.37%
Class B	0.37
Class C	0.37
Class R	0.37
Class R4	0.02
Class R5	0.00	*
Class Z	0.35

*	Rounds to less than 0.01%.

The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At October 31, 2011, the Fund’s total potential future obligation over the life of the Guaranty is $42,994. The liability remaining at October 31, 2011 for non-recurring charges associated with the lease amounted to $28,404 and is included within other accrued expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2011, these minimum account balance fees reduced total expenses by $7,265.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT	43

Notes to Financial Statements (continued)

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $336,000 and $1,299,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $42,428 for Class A, $3,087 for Class B and $311 for Class C shares for the year ended October 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective January 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2011, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.47%
Class B	2.22
Class C	2.22
Class I	1.02
Class R	1.72
Class R4	1.32
Class R5	1.07
Class Z	1.22

Prior to January 1, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.51%
Class B	2.29
Class C	2.28
Class I	1.06
Class R	1.86
Class R4	1.36
Class R5	1.11
Class Z	1.26

44	COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT

Effective January 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, will not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.53%
Class B	2.28
Class C	2.28
Class I	1.08
Class R	1.78
Class R4	1.38
Class R5	1.13
Class Z	1.28

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal	Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended October 31, 2011, these differences are primarily due to differing treatments for passive foreign investment company (PFIC) holdings, re-characterization of real estate investment trust (REIT) distributions, investments in partnerships and deferral/reversal of wash sale losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$862,669
Accumulated net realized loss	$(63,509)
Paid-in capital	$(799,160)

COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT	45

Notes to Financial Statements (continued)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations and net assets were not affected by this reclassification.

For the years ended 2011 and 2010, there were no distributions.

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed accumulated long-term gain	$—
Accumulated realized loss	$(21,003,209)
Unrealized depreciation	$(3,007,923)

At October 31, 2011, the cost of investments for federal income tax purposes was $88,440,402 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$6,237,792
Unrealized depreciation	$(9,241,030)
Net unrealized app/depreciation	$(3,003,238)

The following capital loss carryforward, determined at October 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	Amount
2017	$3,472,677
2018	17,530,532
Total	$21,003,209

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

In addition to the acquired capital loss carryforward, the Fund also acquired unrealized capital gains as a result of the merger. The yearly utilization of the acquired capital loss carryforward may be limited by the Internal Revenue Code.

46	COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT

For the year ended October 31, 2011, $17,598,144 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $83,440,176 and $149,363,689, respectively, for the year ended October 31, 2011.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

At October 31, 2011, securities valued at $11,347,354 were on loan, secured by cash collateral of $12,020,908 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to

COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT	47

Notes to Financial Statements (continued)

termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended October 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At October 31, 2011, the Investment Manager and/or affiliates owned 100% of the Fund’s Class I shares.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount was increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment

48	COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT

Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended October 31, 2011.

Effective December 13, 2011, the Fund extended its revolving credit facility with the Administrative Agent. The credit facility agreement, as amended, permits collective borrowings up to $500 million. Effective December 13, 2011, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Note 10. Fund Merger

At the close of business on March 26, 2010, Columbia Frontier Fund acquired the assets and assumed the identified liabilities of RiverSource Partners Small Cap Growth Fund. The merger was completed after shareholders of the acquired fund approved the plan on March 10, 2010.

The aggregate net assets of Columbia Frontier Fund immediately before the acquisition were $38,148,352 and the combined net assets immediately after the acquisition were $145,790,045.

The acquisition was accomplished by a tax-free exchange of 32,243,215 shares of RiverSource Partners Small Cap Growth Fund valued at $107,641,693.

In exchange for RiverSource Partners Small Cap Growth Fund shares, Columbia Frontier Fund issued the following number of shares:

Shares
Class A	5,110,791
Class B	1,468,228
Class C	272,522
Class I	4,551,713
Class R	341
Class R3	344
Class R4	13,190
Class R5	322

COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT	49

Notes to Financial Statements (continued)

For financial reporting purposes, net assets received and shares issued by Columbia Frontier Fund were recorded at fair value; however, RiverSource Partners Small Cap Growth Fund’s cost of investments was carried forward to align ongoing reporting of Columbia Frontier Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The components of RiverSource Partners Small Cap Growth Fund’s net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:

Total net assets	$107,641,693
Capital stock	$135,198,446
Excess of distributions over net investment income	$(1,982)
Accumulated net realized loss	$(37,543,392)
Unrealized appreciation	$9,988,621

The financial statements reflect the operations of Columbia Frontier Fund for the period prior to the acquisition and the combined fund for the period subsequent to the acquisition. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource Partners Small Cap Growth Fund that have been included in the combined Fund’s Statement of Operations since the merger was completed. Assuming the acquisition had been completed on November 1, 2009, Columbia Frontier Fund’s pro-forma net investment loss, net gain on investments, and net increase in net assets from operations for the year ended October 31, 2010 would have been ($1.2) million, $11.6 million and $21.2 million, respectively.

Note 11. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 9 above, there were no items requiring adjustment of the financial statements or additional disclosure.

50	COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT

Note 13. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the

Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any

COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT	51

Notes to Financial Statements (continued)

violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

52	COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Frontier Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Frontier Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through October 31, 2008, were audited by other auditors whose report dated December 30, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT	53

Report of Independent Registered Public

Accounting Firm (continued)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Frontier Fund of the Columbia Funds Series Trust II at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

December 22, 2011

54	COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT

Federal Income Tax Information

(Unaudited)

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT	55

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, prior to the Transaction, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve directors/trustees to sixteen for all funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

56	COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT	57

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), from September 2003 to May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

58	COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco Corporation (real estate development) and Mickel Investment Group	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas
Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	153	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)
*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT	59

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager* (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010.	153	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

60	COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003-December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004-October 2004
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT	61

Board Members and Officers (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Vice President — Asset Management, Ameriprise Financial, Inc., since July 2011; Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007-April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006-April 2010; former Co-President and Senior Managing Director, Robeco Investment Management
Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007
Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004-May 2005
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 53	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 41	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, Feb. 1998 to May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 42	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005

62	COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 42	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT	63

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

64	COLUMBIA FRONTIER FUND — 2011 ANNUAL REPORT

Columbia Frontier Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The
Fund is distributed by Columbia Management Investment Distributors, Inc., member
FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

SL-9904 D (12/11)

Annual Report

Columbia

Seligman Global Technology Fund

Annual Report for the Period Ended October 31, 2011

Columbia Seligman Global Technology Fund seeks to provide

long-term capital appreciation.

Not FDIC insured ¡ No bank guarantee  ¡ May lose value

See the Fund’s prospectus for risks associated with investing in the Fund.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	1

Your Fund at a Glance

FUND SUMMARY

>	Columbia Seligman Global Technology Fund (the Fund) Class A shares gained 0.26% (excluding sales charge) for the 12 months ended October 31, 2011.

>	The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Information Technology (IT) Index (Net), which increased 5.94% for the same time frame.

>	The Fund also underperformed the broad global equity market, as measured by the MSCI World Index (Net), which returned 1.76% for the same time period.

ANNUALIZED TOTAL RETURNS (for period ended October 31, 2011)

	1 year	3 years	5 years	10 years
Columbia Seligman Global Technology Fund Class A (excluding sales charge)	+0.26%	+19.91%	+5.65%	+6.04%
MSCI World IT Index (Net) (unmanaged)	+5.94%	+16.60%	+2.60%	+2.99%
MSCI World IT Index (Gross) (unmanaged)	+6.27%	+16.97%	+2.89%	+3.21%
MSCI World Index (Net) (unmanaged)	+1.76%	+10.75%	-1.00%	+4.54%
MSCI World Index (Gross) (unmanaged)	+2.30%	+11.39%	-0.45%	+5.08%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses and taxes (except the MSCI World IT Index (Net) and the MSCI World Index (Net) which reflect reinvested dividends net of withholding taxes). It is not possible to invest directly in an index.

2	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS

at October 31, 2011
Without sales charge	1 year	3 years	5 years	10 years	Since inception*
Class A (inception 5/23/94)	+0.26%	+19.91%	+5.65%	+6.04%	N/A
Class B (inception 4/22/96)	-0.46%	+19.03%	+4.86%	+5.23%	N/A
Class C (inception 5/27/99)	-0.51%	+19.02%	+4.86%	+5.24%	N/A
Class I (inception 8/3/09)	+0.77%	N/A	N/A	N/A	+13.14%
Class R (inception 4/30/03)	-0.04%	+19.59%	+5.37%	N/A	+9.72%
Class R4 (inception 8/3/09)	+0.48%	N/A	N/A	N/A	+12.80%
Class R5 (inception 8/3/09)	+0.66%	N/A	N/A	N/A	+13.04%
Class Z (inception 9/27/10)	+0.55%	N/A	N/A	N/A	+5.64%

With sales charge
Class A (inception 5/23/94)	-5.48%	+17.56%	+4.40%	+5.41%	N/A
Class B (inception 4/22/96)	-5.44%	+18.32%	+4.53%	+5.23%	N/A
Class C (inception 5/27/99)	-1.50%	+19.02%	+4.86%	+5.24%	N/A

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

*For	classes with less than 10 years performance.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	3

Your Fund at a Glance (continued)

MORNINGSTAR STYLE BOXTM

The Morningstar Style BoxTM is based on the Fund’s portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2011 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

4	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

Manager Commentary

Dear Shareholders,

Columbia Seligman Global Technology Fund (the Fund) Class A shares gained 0.26% (excluding sales charge) for the 12 months ended October 31, 2011. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Information Technology (IT) Index (Net) which increased 5.94%. The MSCI World Index (Net) returned 1.76% for the period.

Significant performance factors

International equities generated modest returns during the annual period, as significant volatility dominated amidst shifting views on the European sovereign debt crisis and the state of the global economy. The information technology sector, however, was one of the better performing sectors within the international equity market, as evidenced by the outperformance of the MSCI World IT Index (Net) over the MSCI World Index (Net) during the annual period.

During the annual period, relative strength in the information technology sector was supported by a few key factors. First, in a global economy experiencing only modest growth, those companies that did demonstrate more attractive growth characteristics were favored by investors. Second, as both ups and downs in the international equity markets proved to be extreme during the annual period, those companies that demonstrated earnings resiliency in a tough economy were considered more defensive investments. Third, corporate demand for information technology increased, as indicated by greater capital expenditures, albeit more modest spending during the second half of the annual period than during the first half.

All that said, the information technology sector faced some serious headwinds during the annual period. The earthquake and tsunami in Japan in March 2011 led to supply chain disruptions around the world. Floods in

PORTFOLIO BREAKDOWN(1) (at October 31, 2011)
Health Care	2.7%
Industrials	1.3
Information Technology	94.7
Other(2)	1.3

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	5

Manager Commentary (continued)

Thailand beginning in late July 2011 put many information technology-related companies under water both literally and figuratively. Sovereign debt crises in Europe led to rocky demand from that continent. Policies implemented by the Chinese government to suppress inflation led to an economic slowdown within the nation, a major customer of information technology. In turn, those larger-cap companies that relied primarily on U.S. demand performed better during the annual period than those with greater international exposure.

From an industry perspective, the best performing segments of the information technology sector during the annual period were computers and peripherals, semiconductors, information technology services and application software. The weakest industries within the sector during the annual period were communications equipment, Internet software and services and electronic equipment and instruments. That said, it was an annual period during which individual stock selection proved far more critical to Fund performance than industry allocation.

The Fund underperformed the MSCI World IT Index (Net) primarily because it had only a modest exposure to the computers and peripherals industry, which was the best performing segment of the benchmark index during the annual period. In particular, the Fund had lesser weightings than the MSCI World IT Index (Net) in industry giants Apple and International Business Machines (IBM),

TOP TEN HOLDINGS(1) (at October 31, 2011)
Synopsys, Inc.	5.8%
Apple, Inc.	5.7
Symantec Corp.	5.3
Amdocs Ltd.	4.8
BMC Software, Inc.	4.3
Advanced Micro Devices, Inc.	4.0
Parametric Technology Corp.	3.9
Microsoft Corp.	3.7
Oracle Corp.	3.6
QUALCOMM, Inc.	3.5

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

6	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

both of which were strong performers during the annual period. Apple continued to impress investors with solid earnings and revenues from its loyally-followed product lines. IBM, widely considered a more defensive information technology company than most, weathered uncertain economic prospects well.

The Fund prudently had a significant weighting in semiconductors but individual stock selection in the industry detracted. The Fund, for example, had only a modest position in bellwether Intel, which performed well, and held no exposure to such strong performers as Xilinx, Altera and NVIDIA.

Similarly, having only a modest exposure to the Internet software and services industry contributed positively to the Fund’s results but individual security selection within the industry proved weak. For example, having a sizable position in WebMD Health, which provides health information services to consumers, physicians, healthcare professionals, employers and health plans via the Internet, detracted from the Fund’s results. The stock, which is not a component of the MSCI World IT Index (Net), performed poorly during the annual period.

Elsewhere, a position in office automation and equipment firm Xerox detracted from the Fund’s results. Shares of Xerox pulled back during the annual period based primarily on the company’s exposure to international markets, as demand from China and India slowed. There were also some broad accounting concerns on the company.

On the positive side, the Fund’s significant allocation to the application software industry contributed to the Fund’s results relative to the MSCI World IT Index (Net) during the annual period as did stock selection within the industry. In

We remain constructive in our view for the information technology sector going forward, though we expect the market to continue to be a stock-picker’s market, with fundamental bottom-up research on individual companies key to Fund performance.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	7

Manager Commentary (continued)

particular, having sizable positions in voice recognition software company Nuance Communications, process manufacturing automation software company Aspen Technologies and retail enterprise software company JDA Software Group added value. Indeed, as neither Aspen Technologies nor JDA Software Group are components of the MSCI World IT Index (Net) and performed quite well, they especially boosted the Fund’s relative results.

Having only a modest exposure to the communications equipment industry buoyed the Fund’s results as well, as several of the industry’s key companies, such as Cisco Systems and Nokia, saw their shares decline during the annual period. The Fund held an underweighted position relative to the MSCI World IT Index (Net) in Cisco Systems and no position in Nokia during the annual period.

Changes to the Fund’s portfolio

During the annual period, we reduced the Fund’s exposure to the telecommunications equipment and computers and peripherals industries and increased its allocation to information technology services.

Our future strategy

We remain constructive in our view for the information technology sector going forward, though we expect the market to continue to be a stock-picker’s market, with fundamental bottom-up research on individual companies key to Fund performance. Macroeconomic uncertainties remain unresolved, including the European sovereign debt crisis, China’s ability to engineer an economic slowdown that suppresses inflation there and Japan’s still-muted economic growth following its natural disasters. In turn, we intend to maintain a bias within the Fund on companies that we believe have demonstrated earnings resiliency amidst such conditions and that rely primarily on U.S. enterprise demand. We also currently intend to seek opportunities among more mid-cap and smaller-cap companies ahead, as we believe many of these companies, with more specialized products, may be better able to innovate and to gain market share than their larger-cap counterparts. Further, smaller companies may be in a position to benefit from being acquisition targets of larger companies, many of which remain flush with cash, which is yielding near-zero rates. Many larger companies may well be seeking to buy growth by acquiring smaller companies in related fields.

From an industry perspective, we believe the personal computer segment, which was lackluster during the annual period, may be re-stimulated ahead by the ultra-book, a notebook computer that uses flash memory in place of a

8	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

hard drive. The anticipated release of Windows 8 in the fall of 2012 may also serve to boost the personal computer industry. We expect the smartphone industry to continue to perform well, with more mid-priced smartphones coming to market, which, in turn, may boost demand for semiconductors. We believe tablets will also be a growth industry.

We are particularly constructive on what are known as SaaS, or software as a service, companies. SaaS is a software delivery model in which software and its associated data are hosted centrally and are typically accessed by users using a web browser over the Internet. SaaS has become a common delivery model for many businesses, as a re-architecting of the datacenter takes place. Virtualization software is being used more and more to utilize hardware more efficiently, as datacenters and corporations build their information technology around what is known as The Cloud, whereby shared resources, software and information are provided to computers and other devices as a utility (like the electricity grid) over a network, typically the Internet. The ability to connect to The Cloud, or outside servers and resources, in a secure and seamless manner bodes well for information technology companies focused on security, network infrastructure, rights management and more. Conversely, we believe that demand for televisions will slow. Also, valuations in Internet software and services appeared expensive, in our view, at the end of the annual period.

As always, we intend to seek long-term capital appreciation by constructing a conviction-weighted portfolio of technology and technology-related companies, as driven by rigorous bottom-up fundamental and valuation analysis.

Richard Parower, CFA® Portfolio Manager	Paul Wick Co-Portfolio Manager

Ajay Diwan Co-Portfolio Manager	Benjamin Lu Co-Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	9

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Seligman Global Technology Fund Class A shares (from 11/01/01 to 10/31/11) as compared to the performance of the Morgan Stanley Capital International (MSCI) World Information Technology (IT) Index (Net), the MSCI World IT Index (Gross), the MSCI World Index (Net) and the MSCI World Index (Gross). In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices and average. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectuses.

COMPARATIVE RESULTS
Results at October 31, 2011
	1 year	3 years	5 years	10 years
Columbia Seligman Global Technology Fund (includes sales charge)
Class A Cumulative value of $10,000	$9,452	$16,248	$12,404	$16,939
Average annual total return	-5.48%	+17.56%	+4.40%	+5.41%
MSCI World IT Index (Net)(1)
Cumulative value of $10,000	$10,594	$15,852	$11,369	$13,421
Average annual total return	+5.94%	+16.60%	+2.60%	+2.99%
MSCI World IT Index (Gross)(1)
Cumulative value of $10,000	$10,627	$16,004	$11,530	$13,713
Average annual total return	+6.27%	+16.97%	+2.89%	+3.21%
MSCI World Index (Net)(2)
Cumulative value of $10,000	$10,176	$13,586	$9,511	$15,591
Average annual total return	+1.76%	+10.75%	-1.00%	+4.54%
MSCI World Index (Gross)(2)
Cumulative value of $10,000	$10,230	$13,820	$9,779	$16,409
Average annual total return	+2.30%	+11.39%	-0.45%	+5.08%

Results for other classes can be found on page 3.

10	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

On September 30, 2011, the MSCI World IT Index (Net) and the MSCI World Index (Net) replaced the MSCI World IT Index (Gross) and the MSCI World Index (Gross) as the Fund’s benchmarks. The Fund’s Investment manager made this recommendation to the Fund’s Board because the investment manager believes that the Net versions of the indices better reflect how dividends paid to the Fund on foreign securities generally are treated for tax purposes and, therefore, provide a more appropriate basis for comparing the Fund’s performance. Information on both versions of each index will be included for a one-year transition period. Thereafter, only the Net versions will be included.

(1)

The Morgan Stanley Capital International (MSCI) World Information Technology (IT) Index (Net) and the MSCI World IT Index (Gross), each is an unmanaged benchmark that assumes reinvestment of all distributions, if any and excludes the effect of expenses, fees, sales charges and taxes. The MSCI World IT Index is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity market.

(2)

The Morgan Stanley Capital International (MSCI) World Index (Net) and the MSCI World Index (Gross), each, is an unmanaged benchmark that assumes reinvestment of all distributions, if any and excludes the effect of expenses, fees, sales charges and taxes. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	11

Fund Expense Example

(Unaudited)

Understanding your expenses

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the “Compare with other funds” information with details on using the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would have been higher.

12	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

May 1, 2011—October 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	917.20	1,017.81	7.22	7.60	1.49%
Class B	1,000.00	1,000.00	913.80	1,013.94	10.91	11.48	2.25%
Class C	1,000.00	1,000.00	913.70	1,013.98	10.87	11.44	2.24%
Class I	1,000.00	1,000.00	919.80	1,020.43	4.71	4.96	0.97%
Class R	1,000.00	1,000.00	915.70	1,016.53	8.44	8.88	1.74%
Class R4	1,000.00	1,000.00	918.30	1,019.01	6.08	6.40	1.25%
Class R5	1,000.00	1,000.00	918.90	1,020.48	4.67	4.92	0.96%
Class Z	1,000.00	1,000.00	918.40	1,019.57	5.54	5.83	1.14%

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until February 28, 2013, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 1.38% for Class A, 2.13% for Class B, 2.13% for Class C and 1.63% for Class R. Any amounts waived will not be reimbursed by the Fund. This change becomes effective January 1, 2012. If this change had been in place for the entire six month period ended October 31, 2011, the actual expenses paid would have been $6.52 for Class A, $10.08 for Class B, $10.28 for Class C and $7.91 for Class R; the hypothetical expenses paid would have been $7.06 for Class A, $10.87 for Class B, $10.87 for Class C and $8.33 for Class R.

The actual and hypothetical expenses paid for Class I, Class R4, Class R5 and Class Z would have been the same as those presented in the table above.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	13

Portfolio of Investments

Columbia Seligman Global Technology Fund

October 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 96.0%

HEALTH CARE 2.6%
Health Care Equipment & Supplies 1.0%
Baxter International, Inc.	44,700	$2,457,606
Sirona Dental Systems, Inc.(a)	52,200	2,500,380

Total		4,957,986
Life Sciences Tools & Services 1.6%
Life Technologies Corp.(a)	52,400	2,131,108
Thermo Fisher Scientific, Inc.(a)	109,900	5,524,673

Total		7,655,781
TOTAL HEALTH CARE		12,613,767

INDUSTRIALS 1.3%
Electrical Equipment 1.3%
Nidec Corp.(b)(c)	74,200	6,097,586
TOTAL INDUSTRIALS		6,097,586
INFORMATION TECHNOLOGY 92.1%
Communications Equipment 4.2%
Acme Packet, Inc.(a)	34,700	1,256,487
Juniper Networks, Inc.(a)	114,000	2,789,580
QUALCOMM, Inc.	315,771	16,293,784

Total		20,339,851
Computers & Peripherals 16.6%
Apple, Inc.(a)	64,555	26,130,573
Asustek Computer, Inc.(c)	268,000	1,863,186
Dell, Inc.(a)	713,000	11,272,530
Electronics for Imaging, Inc.(a)(b)	266,803	4,002,045
EMC Corp.(a)	536,100	13,139,811
NetApp, Inc.(a)(b)	312,300	12,791,808
Toshiba Corp.(c)	1,506,900	6,572,187
Western Digital Corp.(a)	134,100	3,572,424

Total		79,344,564
Electronic Equipment, Instruments & Components 4.3%
Avnet, Inc.(a)	194,100	5,883,171
Ibiden Co., Ltd.(c)	96,700	2,135,400
Jabil Circuit, Inc.	212,000	4,358,720
Kyocera Corp.(c)	40,200	3,533,827
Tripod Technology Corp.(c)	578,180	1,504,208
Unimicron Technology Corp.(c)	2,452,100	3,183,911

Total		20,599,237

Issuer	Shares	Value
Common Stocks (continued)

INFORMATION TECHNOLOGY (cont.)
Internet Software & Services 2.1%
Baidu, Inc., ADR(a)(c)	54,400	$7,625,792
eBay, Inc.(a)	78,700	2,505,021

Total		10,130,813
IT Services 9.1%
Amdocs Ltd.(a)(c)	739,943	22,213,089
InterXion Holding NV(a)(c)	53,247	730,549
Rolta India Ltd.(c)	1,672,935	2,839,932
VeriFone Systems, Inc.(a)(b)	134,300	5,668,803
Visa, Inc., Class A	129,600	12,086,496

Total		43,538,869
Office Electronics 3.9%
Canon, Inc.(c)	213,500	9,692,431
Xerox Corp.	1,086,800	8,890,024

Total		18,582,455
Semiconductors & Semiconductor Equipment 17.0%
Advanced Micro Devices, Inc.(a)(b)	3,123,511	18,210,069
Advanced Semiconductor Engineering, Inc.(c)	11	10
Analog Devices, Inc.	59,800	2,186,886
ASML Holding NV(b)(c)	128,700	5,398,833
Broadcom Corp., Class A(a)	104,700	3,778,623
Dialog Semiconductor PLC(a)(c)	77,300	1,488,004
Intel Corp.	450,041	11,044,006
KLA-Tencor Corp.(b)	220,500	10,383,345
Lam Research Corp.(a)(b)	181,500	7,802,685
Lattice Semiconductor Corp.(a)(b)	250,000	1,582,500
Marvell Technology Group Ltd.(a)(c)	438,000	6,127,620
Microsemi Corp.(a)(b)	222,300	4,103,658
Novellus Systems, Inc.(a)	270,700	9,352,685

Total		81,458,924
Software 34.9%
Application Software 16.9%
JDA Software Group, Inc.(a)	301,000	9,592,870
NICE Systems Ltd., ADR(a)(b)(c)	130,828	4,678,409
Nuance Communications, Inc.(a)(b)	608,899	16,123,646

The accompanying Notes to Financial Statements are an integral part of this statement.

14	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

Issuer	Shares	Value
Common Stocks (continued)

INFORMATION TECHNOLOGY (CONTINUED)
Application Software (cont.)
Parametric Technology Corp.(a)	856,636	$17,843,728
Synopsys, Inc.(a)	990,472	26,554,554
Taleo Corp., Class A(a)(b)	197,400	6,395,760

Total		81,188,967
Systems Software 18.0%
BMC Software, Inc.(a)	571,056	19,849,906
Check Point Software Technologies Ltd.(a)(b)(c)	146,605	8,448,846
Microsoft Corp.	637,116	16,966,399
Oracle Corp.	502,500	16,466,925
Symantec Corp.(a)	1,445,562	24,589,010

Total		86,321,086
TOTAL SOFTWARE		167,510,053
TOTAL INFORMATION TECHNOLOGY		441,504,766
Total Common Stocks
(Cost: $421,070,739)		$460,216,119
	Shares	Value
Money Market Funds 1.3%
Columbia Short-Term Cash Fund, 0.123%(d)(e)	6,222,343	$6,222,343
Total Money Market Funds
(Cost: $6,222,343)		$6,222,343

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 14.1%

Asset-Backed Commercial Paper 0.8%
Alpine Securitization
11/18/11	0.200%	$1,999,589	$1,999,589
Grampian Funding LLC
11/22/11	0.270%	1,999,580	1,999,580

Total			3,999,169
Certificates of Deposit 2.1%
Banque et Caisse d’Epargne de l’Etat
12/06/11	0.380%	999,041	999,041
Clydesdale Bank PLC
12/30/11	0.550%	2,995,835	2,995,835

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)

Certificates of Deposit (continued)
Credit Suisse
11/17/11	0.300%	$2,000,000	$2,000,000
Development Bank of Singapore Ltd.
11/25/11	0.300%	1,000,000	1,000,000
FMS Wertmanagement Anstalt Des Oeffentlichen Rechts
11/25/11	0.380%	1,000,000	1,000,000
Standard Chartered Bank PLC
12/29/11	0.550%	1,997,223	1,997,223

Total			9,992,099
Other Short-Term Obligations 0.4%
Natixis Financial Products LLC
11/01/11	0.430%	2,000,000	2,000,000
Repurchase Agreements 10.8%
Mizuho Securities USA, Inc. dated 10/31/11, matures 11/01/11, repurchase price $5,000,019(f)
	0.140%	5,000,000	5,000,000
Nomura Securities dated 10/31/11, matures 11/01/11, repurchase price $5,000,022(f)
	0.160%	5,000,000	5,000,000
Pershing LLC dated 10/31/11, matures 11/01/11, repurchase price $20,000,100(f)
	0.180%	20,000,000	20,000,000
RBS Securities, Inc. dated 10/31/11, matures 11/01/11, repurchase price $21,683,348(f)
	0.130%	21,683,270	21,683,270

Total			51,683,270
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $67,674,538)			$67,674,538
Total Investments
(Cost: $494,967,620)			$534,113,000
Other Assets & Liabilities, Net			(54,803,408)
Net Assets			$479,309,592

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	15

Portfolio of Investments (continued)

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at October 31, 2011
Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation	Unrealized Depreciation

Morgan Stanley & Co	Nov. 2, 2011	339,781 (EUR	)	480,919 (USD	)	$10,764	$—

Morgan Stanley & Co	Nov. 2, 2011	52,162,851 (JPY	)	688,985 (USD	)	21,770	—

Morgan Stanley & Co	Nov. 4, 2011	32,210,311 (JPY	)	412,699 (USD	)	697	—
Total						$33,231	$—

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At October 31, 2011, security was partially or fully on loan.

(c)	Represents a foreign security. At October 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $94,133,820 or 19.64% of net assets.

(d)	The rate shown is the seven-day current annualized yield at October 31, 2011.

(e)	Investments in affiliates during the year ended October 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$61,648,987	$331,858,765	$(387,285,409)	$—	$6,222,343	$49,785	$6,222,343

(f)

The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Mizuho Securities USA, Inc. (0.140%)

Security Description	Value
Fannie Mae Grantor Trust	$16,086
Fannie Mae Pool	1,197,225
Fannie Mae Whole Loan	8,642
Federal Home Loan Mortgage Corp. Structured Pass Through Securities	54,364
Freddie Mac Gold Pool	559,460
Freddie Mac Non Gold Pool	67,927
Freddie Mac REMICS	140,792
Ginnie Mae I pool	2,541,302
Government National Mortgage Association	514,202
Total Market Value of Collateral Securities	$5,100,000

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

Nomura Securities (0.160%)

Security Description	Value
Fannie Mae REMICS	$30,387
Freddie Mac REMICS	364,462
Ginnie Mae I pool	2,235,473
Ginnie Mae II pool	2,364,741
Government National Mortgage Association	104,937
Total Market Value of Collateral Securities	$5,100,000

Pershing LLC (0.180%)

Security Description	Value
Fannie Mae Pool	$3,609,675
Fannie Mae REMICS	2,391,695
Fannie Mae Whole Loan	11,537
Fannie Mae-Aces	22,318
Freddie Mac Gold Pool	3,819,949
Freddie Mac Non Gold Pool	3,440,506
Freddie Mac Reference REMIC	229,734
Freddie Mac REMICS	2,328,908
Ginnie Mae I pool	1,645,905
Government National Mortgage Association	1,211,188
United States Treasury Note/Bond	1,688,587
Total Market Value of Collateral Securities	$20,400,002

RBS Securities, Inc. (0.130%)

Security Description	Value
Freddie Mac Gold Pool	$22,117,137
Total Market Value of Collateral Securities	$22,117,137

Abbreviation Legend
ADR	American Depositary Receipt

Currency Legend
EUR	European Monetary Unit
JPY	Japanese Yen
USD	US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	17

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of October 31, 2011:

	Fair Value at October 31, 2011
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total

Equity Securities
Common Stocks
Health Care	$12,613,767	$—	$—	$12,613,767
Industrials	—	6,097,586	—	6,097,586
Information Technology	403,292,837	38,211,929	—	441,504,766
Total Equity Securities	415,906,604	44,309,515	—	460,216,119
Other
Money Market Funds	6,222,343	—	—	6,222,343
Investments of Cash Collateral Received for Securities on Loan	—	67,674,538	—	67,674,538
Total Other	6,222,343	67,674,538	—	73,896,881
Investments in Securities	422,128,947	111,984,053	—	534,113,000
Derivatives(c)
Assets
Forward Foreign Currency Exchange Contracts	—	33,231	—	33,231
Total	$422,128,947	$112,017,284	$—	$534,146,231

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	19

Portfolio of Investments (continued)

Fair Value Measurements (continued)

(b)

The amount of securities transferred out of Level 1 into Level 2 during the period was $30,346,041. All foreign securities subject to fair value procedures by the pricing service are classified as Level 2. Financial assets were transferred from Level 1 to Level 2 as it was determined that the application of factors received from third party statistical services resulted in a price which was more representative of fair value for these securities as of period end. Transfers between Level 1 and Level 2 are effective as of the beginning of the reporting period.

(c)	Derivative instruments are valued at unrealized appreciation (depreciation).

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

Statement of Assets and Liabilities

October 31, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $421,070,739)	$460,216,119
Affiliated issuers (identified cost $6,222,343)	6,222,343
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $15,991,268)	15,991,268
Repurchase agreements (identified cost $51,683,270)	51,683,270
Total investments (identified cost $494,967,620)	534,113,000
Cash	104
Foreign currency (identified cost $771,224)	771,225
Unrealized appreciation on forward foreign currency exchange contracts	33,231
Receivable for:
Investments sold	19,441,996
Capital shares sold	494,398
Dividends	230,138
Interest	9,872
Reclaims	4,200
Prepaid expense	3,731
Total assets	555,101,895
Liabilities
Due upon return of securities on loan	67,674,538
Payable for:
Investments purchased	6,988,125
Capital shares purchased	701,774
Investment management fees	34,535
Distribution fees	15,226
Transfer agent fees	61,558
Administration fees	2,423
Plan administration fees	9
Other expenses	314,115
Total liabilities	75,792,303
Net assets applicable to outstanding capital stock	$479,309,592

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	21

Statement of Assets and Liabilities (continued)

October 31, 2011

Represented by
Paid-in capital	$480,882,476
Excess of distributions over net investment income	(17,261)
Accumulated net realized loss	(40,696,529)
Unrealized appreciation (depreciation) on:
Investments	39,145,380
Foreign currency translations	(37,705)
Forward foreign currency exchange contracts	33,231
Total — representing net assets applicable to outstanding capital stock	$479,309,592
*Value of securities on loan	$64,108,984
Net assets applicable to outstanding shares
Class A	$364,365,963
Class B	$12,499,386
Class C	$72,161,815
Class I	$11,048
Class R	$9,786,590
Class R4	$432,453
Class R5	$32,628
Class Z	$20,019,709
Shares outstanding
Class A	18,074,035
Class B	723,950
Class C	4,181,540
Class I	544
Class R	494,700
Class R4	21,389
Class R5	1,610
Class Z	987,990
Net asset value per share
Class A(a)	$20.16
Class B	$17.27
Class C	$17.26
Class I	$20.31
Class R	$19.78
Class R4	$20.22
Class R5	$20.27
Class Z	$20.26

(a)	The maximum offering price per share for Class A is $21.39. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

Statement of Operations

Year ended October 31, 2011

Net investment income
Income:
Dividends	$4,547,871
Interest	921
Dividends from affiliates	49,785
Income from securities lending — net	99,848
Foreign taxes withheld	(211,744)
Total income	4,486,681
Expenses:
Investment management fees	5,012,799
Distribution fees
Class A	1,017,097
Class B	175,044
Class C	791,804
Class R	49,664
Transfer agent fees
Class A	913,913
Class B	40,299
Class C	180,200
Class R	22,400
Class R4	66
Class R5	545
Class Z	19,968
Administration fees	375,435
Plan administration fees
Class R4	1,224
Compensation of board members	15,022
Custodian fees	56,009
Printing and postage fees	104,874
Registration fees	86,003
Professional fees	46,714
Other	65,837
Total expenses	8,974,917
Expense reductions	(15,634)
Total net expenses	8,959,283
Net investment loss	(4,472,602)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	23

Statement of Operations (continued)

Year ended October 31, 2011

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$49,683,720
Foreign currency transactions	113,961
Forward foreign currency exchange contracts	(57,059)
Net realized gain	49,740,622
Net change in unrealized appreciation (depreciation) on:
Investments	(45,205,670)
Foreign currency translations	(17,941)
Forward foreign currency exchange contracts	8,386
Net change in unrealized depreciation	(45,215,225)
Net realized and unrealized gain	4,525,397
Net increase in net assets resulting from operations	$52,795

The accompanying Notes to Financial Statements are an integral part of this statement.

24	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended October 31,	2011	2010(a)
Operations
Net investment loss	$(4,472,602)	$(5,202,126)
Net realized gain	49,740,622	59,341,533
Net change in unrealized appreciation (depreciation)	(45,215,225)	48,086,143
Net increase in net assets resulting from operations	52,795	102,225,550
Distributions to shareholders from:
Net investment income
Class A	(2,822,547)	—
Class C	(100,505)	—
Class I	(310,825)	—
Class R	(45,820)	—
Class R4	(4,568)	—
Class R5	(389,846)	—
Class Z	(200)	—
Total distributions to shareholders	(3,674,311)	—
Increase (decrease) in net assets from share transactions	(99,544,763)	32,516,615
Proceeds from regulatory settlements (Note 6)	—	870,884
Total increase (decrease) in net assets	(103,166,279)	135,613,049
Net assets at beginning of year	582,475,871	446,862,822
Net assets at end of year	$479,309,592	$582,475,871
Excess of distributions over net investment income	$(17,261)	$(1,237,972)

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to Oct 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	25

Statement of Changes in Net Assets (continued)

Year ended October 31,	2011		2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	2,907,177	61,390,725	5,070,854	91,891,029
Conversions from Class B	203,968	4,261,925	265,430	4,758,800
Distributions reinvested	116,237	2,420,055	—	—
Redemptions	(5,833,406)	(120,999,563)	(4,406,744)	(80,241,777)
Net increase (decrease)	(2,606,024)	(52,926,858)	929,540	16,408,052
Class B shares
Subscriptions	52,341	977,629	272,647	4,262,505
Conversions to Class A	(237,523)	(4,261,925)	(308,981)	(4,758,800)
Redemptions	(218,011)	(3,891,983)	(378,398)	(5,955,317)
Net decrease	(403,193)	(7,176,279)	(414,732)	(6,451,612)
Class C shares
Subscriptions	358,859	6,487,199	483,907	7,621,369
Distributions reinvested	4,260	76,431	—	—
Redemptions	(795,812)	(14,084,206)	(769,727)	(12,055,839)
Net decrease	(432,693)	(7,520,576)	(285,820)	(4,434,470)
Class I shares
Subscriptions	13,858	310,495	56,889	1,044,785
Distributions reinvested	14,880	310,704	—	—
Redemptions	(1,430,698)	(31,266,877)	(96,492)	(1,776,499)
Net decrease	(1,401,960)	(30,645,678)	(39,603)	(731,714)
Class R shares
Subscriptions	222,666	4,500,421	328,350	5,858,676
Distributions reinvested	1,949	39,924	—	—
Redemptions	(190,688)	(3,851,316)	(183,339)	(3,261,760)
Net increase	33,927	689,029	145,011	2,596,916
Class R3 shares
Redemptions	—	—	(326)	(5,000)
Net decrease	—	—	(326)	(5,000)
Class R4 shares
Subscriptions	379	7,987	16,948	306,335
Distributions reinvested	217	4,535	—	—
Redemptions	(5,501)	(115,862)	(8,172)	(146,307)
Net increase (decrease)	(4,905)	(103,340)	8,776	160,028

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

Year ended October 31,	2011		2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class R5 shares
Subscriptions	936,760	20,037,728	1,301,928	25,509,627
Distributions reinvested	18,676	389,775	—	—
Redemptions	(2,227,954)	(43,719,338)	(28,121)	(537,712)
Net increase (decrease)	(1,272,518)	(23,291,835)	1,273,807	24,971,915
Class Z shares
Subscriptions	1,398,010	29,793,167	130	2,500
Distributions reinvested	8	172	—	—
Redemptions	(410,158)	(8,362,565)	—	—
Net increase	987,860	21,430,774	130	2,500
Total net increase (decrease)	(5,099,506)	(99,544,763)	1,616,783	32,516,615

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	27

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Oct. 31,
	2011		2010		2009		2008	2007
Class A
Per share data
Net asset value, beginning of period	$20.24		$16.50		$11.77		$19.82	$15.42
Income from investment operations:
Net investment loss	(0.15)		(0.16)		(0.20)		(0.21)	(0.21)
Net realized and unrealized gain (loss)	0.21		3.87		4.74		(7.84)	4.61
Total from investment operations	0.06		3.71		4.54		(8.05)	4.40
Less distributions to shareholders from:
Net investment income	(0.14)		—		—		—	—
Total distributions to shareholders	(0.14)		—		—		—	—
Proceeds from regulatory settlement	—		0.03		0.19		—	—
Net asset value, end of period	$20.16		$20.24		$16.50		$11.77	$19.82
Total return	0.26%		22.67%	(a)	40.19%	(b)	(40.62% )	28.53%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.49%		1.67%		1.92%		1.76%	1.75%
Net expenses after fees waived or expenses reimbursed(d)	1.49%	(e)	1.57%		1.91%		1.76%	1.75%
Net investment loss	(0.70%	)(e)	(0.89%	)	(1.46%	)	(1.23% )	(1.21%	)
Supplemental data
Net assets, end of period (in thousands)	$364,366		$418,600		$325,790		$165,249	$305,156
Portfolio turnover	95%		111%		150%		171%	208%
Notes to Financial Highlights

(a)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.16%.
(b)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 1.61%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

	Year ended Oct. 31,
	2011		2010		2009		2008	2007
Class B
Per share data
Net asset value, beginning of period	$17.35		$14.25		$10.24		$17.38	$13.62
Income from investment operations:
Net investment loss	(0.26)		(0.26)		(0.26)		(0.29)	(0.30)
Net realized and unrealized gain (loss)	0.18		3.33		4.11		(6.85)	4.06
Total from investment operations	(0.08)		3.07		3.85		(7.14)	3.76
Proceeds from regulatory settlement	—		0.03		0.16		—	—
Net asset value, end of period	$17.27		$17.35		$14.25		$10.24	$17.38
Total return	(0.46%	)	21.75%	(a)	39.16%	(b)	(41.08% )	27.61%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	2.25%		2.44%		2.64%		2.51%	2.50%
Net expenses after fees waived or expenses reimbursed(d)	2.25%	(e)	2.34%		2.63%		2.51%	2.50%
Net investment loss	(1.47%	)(e)	(1.66%	)	(2.21%	)	(1.98% )	(1.96%	)
Supplemental data
Net assets, end of period (in thousands)	$12,499		$19,558		$21,966		$7,086	$28,767
Portfolio turnover	95%		111%		150%		171%	208%

Notes to Financial Highlights

(a)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.18%.
(b)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 1.61%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	29

Financial Highlights (continued)

	Year ended Oct. 31,
	2011		2010		2009		2008	2007
Class C
Per share data
Net asset value, beginning of period	$17.37		$14.25		$10.25		$17.39	$13.63
Income from investment operations:
Net investment loss	(0.26)		(0.26)		(0.26)		(0.28)	(0.30)
Net realized and unrealized gain (loss)	0.17		3.35		4.10		(6.86)	4.06
Total from investment operations	(0.09)		3.09		3.84		(7.14)	3.76
Less distributions to shareholders from:
Net investment income	(0.02)		—		—		—	—
Total distributions to shareholders	(0.02)		—		—		—	—
Proceeds from regulatory settlement	—		0.03		0.16		—	—
Net asset value, end of period	$17.26		$17.37		$14.25		$10.25	$17.39
Total return	(0.51%	)	21.89%	(a)	39.02%	(b)	(41.06% )	27.59%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	2.25%		2.43%		2.70%		2.51%	2.50%
Net expenses after fees waived or expenses reimbursed(d)	2.25%	(e)	2.33%		2.69%		2.51%	2.50%
Net investment loss	(1.45%	)(e)	(1.65%	)	(2.24%	)	(1.98% )	(1.96%	)
Supplemental data
Net assets, end of period (in thousands)	$72,162		$80,128		$69,849		$53,538	$27,633
Portfolio turnover	95%		111%		150%		171%	208%

Notes to Financial Highlights

(a)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.18%.
(b)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 1.61%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

	Year ended Oct. 31,
	2011	2010		2009(a)
Class I
Per share data
Net asset value, beginning of period	$20.37	$16.52		$15.56
Income from investment operations:
Net investment loss	(0.06)	(0.08)		(0.03)
Net realized and unrealized gain	0.22	3.90		0.99
Total from investment operations	0.16	3.82		0.96
Less distributions to shareholders from:
Net investment income	(0.22)	—		—
Total distributions to shareholders	(0.22)	—		—
Proceeds from regulatory settlement	—	0.03		—
Net asset value, end of period	$20.31	$20.37		$16.52
Total return	0.77%	23.31%	(b)	6.17%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.09%	1.17%		1.07%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.09%	1.12%		1.07%	(d)
Net investment income (loss)	(0.28% )	(0.45%	)	(0.76%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$11	$28,563		$23,827
Portfolio turnover	95%	111%		150%

Notes to Financial Highlights

(a)	For the period from August 3, 2009 (commencement of operations) to October 31, 2009.
(b)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.16%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	31

Financial Highlights (continued)

	Year ended Oct. 31,
	2011		2010		2009		2008	2007
Class R
Per share data
Net asset value, beginning of period	$19.88		$16.25		$11.62		$19.62	$15.30
Income from investment operations:
Net investment loss	(0.19)		(0.22)		(0.23)		(0.24)	(0.25)
Net realized and unrealized gain (loss)	0.19		3.82		4.68		(7.76)	4.57
Total from investment operations	—		3.60		4.45		(8.00)	4.32
Less distributions to shareholders from:
Net investment income	(0.10)		—		—		—	—
Total distributions to shareholders	(0.10)		—		—		—	—
Proceeds from regulatory settlement	—		0.03		0.18		—	—
Net asset value, end of period	$19.78		$19.88		$16.25		$11.62	$19.62
Total return	(0.04%	)	22.34%	(a)	39.85%	(b)	(40.77% )	28.23%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.74%		1.95%		2.17%		2.01%	2.00%
Net expenses after fees waived or expenses reimbursed(d)	1.74%	(e)	1.90%		2.17%		2.01%	2.00%
Net investment loss	(0.95%	)(e)	(1.22%	)	(1.70%	)	(1.48% )	(1.46%	)
Supplemental data
Net assets, end of period (in thousands)	$9,787		$9,158		$5,131		$2,067	$1,282
Portfolio turnover	95%		111%		150%		171%	208%

Notes to Financial Highlights

(a)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.16%.
(b)	During the year ended October 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 1.61%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

	Year ended Oct. 31,
	2011	2010		2009(a)
Class R4
Per share data
Net asset value, beginning of period	$20.29	$16.51		$15.56
Income from investment operations:
Net investment loss	(0.10)	(0.14)		(0.04)
Net realized and unrealized gain	0.20	3.89		0.99
Total from investment operations	0.10	3.75		0.95
Less distributions to shareholders from:
Net investment income	(0.17)	—		—
Total distributions to shareholders	(0.17)	—		—
Proceeds from regulatory settlement	—	0.03		—
Net asset value, end of period	$20.22	$20.29		$16.51
Total return	0.48%	22.89%	(b)	6.10%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.29%	1.48%		1.38%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.29%	1.42%		1.38%	(d)
Net investment income (loss)	(0.50% )	(0.75%	)	(1.07%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$432	$534		$289
Portfolio turnover	95%	111%		150%

Notes to Financial Highlights

(a)	For the period from August 3, 2009 (commencement of operations) to October 31, 2009.
(b)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.16%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	33

Financial Highlights (continued)

	Year ended Oct. 31,
	2011	2010		2009(a)
Class R5
Per share data
Net asset value, beginning of period	$20.35	$16.52		$15.56
Income from investment operations:
Net investment loss	(0.05)	(0.42)		(0.02)
Net realized and unrealized gain	0.19	4.22		0.98
Total from investment operations	0.14	3.80		0.96
Less distributions to shareholders from:
Net investment income	(0.22)	—		—
Total distributions to shareholders	(0.22)	—		—
Proceeds from regulatory settlement	—	0.03		—
Net asset value, end of period	$20.27	$20.35		$16.52
Total return	0.66%	23.18%	(b)	6.17%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.03%	1.28%		1.18%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.03%	1.13%		1.18%	(d)
Net investment income (loss)	(0.21% )	(2.23%	)	(0.56%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$33	$25,932		$5
Portfolio turnover	95%	111%		150%

Notes to Financial Highlights

(a)	For the period from August 3, 2009 (commencement of operations) to October 31, 2009.
(b)	During the year ended October 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.16%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

34	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

	Year ended Oct. 31,
	2011		2010(a)
Class Z
Per share data
Net asset value, beginning of period	$20.36		$19.28
Income from investment operations:
Net investment loss	(0.06)		(0.03)
Net realized and unrealized gain	0.18		1.11
Total from investment operations	0.12		1.08
Less distributions to shareholders from:
Net investment income	(0.22)		—
Total distributions to shareholders	(0.22)		—
Net asset value, end of period	$20.26		$20.36
Total return	0.55%		5.60%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.14%		1.31%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.14%	(e)	1.28%	(c)
Net investment income (loss)	(0.30%	)(e)	(1.57%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$20,020		$3
Portfolio turnover	95%		111%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	35

Notes to Financial Statements

October 31, 2011

Note 1. Organization

Columbia Seligman Global Technology Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of Seligman Global Fund Series, Inc., a Maryland corporation, was reorganized into a newly formed series of the Trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.75% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

36	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

Class R5 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note 2. Summary	of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	37

Notes to Financial Statements (continued)

the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or

38	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	39

Notes to Financial Statements (continued)

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at October 31, 2011

	Asset derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$33,231

Effect of Derivative Instruments in the Statement of Operations

for the Year Ended October 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(57,059)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$8,386

Volume of Derivative Instruments for the Year Ended October 31, 2011
Contracts Opened
Forward foreign currency exchange contracts	197

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian,

receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at

40	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex- dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	41

Notes to Financial Statements (continued)

accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for those jurisdictions, if applicable.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

42	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

Note 3. Fees	and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective March 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.855% to 0.725% as the Fund’s net assets increase. Prior to March 1, 2011, the management fee was equal to a percentage of the Fund’s average daily net assets that declined from 0.95% to 0.87% as the Fund’s net assets increased. The effective management fee rate for the year ended October 31, 2011 was 0.89% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective March 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. Prior to March 1, 2011, the administration fee was equal to a percentage of the Fund’s average daily net assets that declined from 0.08% to 0.05% as the Fund’s net assets increased. The effective administration fee rate for the year ended October 31, 2011 was 0.07% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial served as the Fund Administrator.

Other Fees

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended October 31, 2011, other expenses paid to this company were $3,516.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	43

Notes to Financial Statements (continued)

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended October 31, 2011, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.23%
Class B	0.23
Class C	0.23
Class R	0.23
Class R4	0.01
Class R5	0.00	*
Class Z	0.17

*	Rounds to less than 0.01%

The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At October 31, 2011, the Fund’s total potential future obligation over the life of the Guaranty is $298,970. The liability remaining at October 31, 2011 for non-recurring charges

44	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

associated with the lease amounted to $197,648 and is included within other accrued expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2011, these minimum account balance fees reduced total expenses by $15,634.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $350,000 and $4,562,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $413,078 for Class A, $13,743 for Class B and $3,230 for Class C shares for the year ended October 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective January 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2011, unless sooner

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	45

Notes to Financial Statements (continued)

terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.77%
Class B	2.52
Class C	2.52
Class I	1.34
Class R	2.02
Class R4	1.64
Class R5	1.39
Class Z	1.52

Prior to January 1, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.57%
Class B	2.34
Class C	2.33
Class I	1.12
Class R	1.92
Class R4	1.42
Class R5	1.17
Class Z	1.32

Effective January 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.38%
Class B	2.13
Class C	2.13
Class I	0.97
Class R	1.63
Class R4	1.27
Class R5	1.02
Class Z	1.13

46	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal	Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended October 31, 2011, these differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment company (PFIC) holdings, and deferral/reversal of wash sale losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$9,367,624
Accumulated net realized loss	(5,081,831)
Paid-in capital	(4,285,793)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations and net assets, were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	2011	2010
Ordinary Income	$3,674,311	$—

At October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Accumulated realized loss	$(38,150,393)
Unrealized appreciation	36,577,509

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	47

Notes to Financial Statements (continued)

At October 31, 2011, the cost of investments for federal income tax purposes was $497,513,754 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$57,379,140
Unrealized depreciation	(20,779,894)
Net unrealized appreciation	$36,599,246

The following capital loss carryforward, determined at October 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2016	$18,425,978
2017	19,724,415
Total	$38,150,393

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended October 31, 2011, $44,886,852 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $507,802,164 and $576,893,135, respectively, for the year ended October 31, 2011.

48	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

Note 6. Regulatory Settlements

During the year ended October 31, 2010, the Fund received $870,884 as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

At October 31, 2011, securities valued at $64,108,984 were on loan, secured by cash collateral of $67,674,538 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	49

Notes to Financial Statements (continued)

negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended October 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 8. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At October 31, 2011, the Investment Manager and/or affiliates owned 100% of the Fund’s Class I shares.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on October 14, 2010, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount will be increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of

50	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Effective December 13, 2011, the Fund extended its revolving credit facility with the Administrative Agent. The credit facility agreement, as amended, permits collective borrowings up to $500 million. Effective December 13, 2011, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended October 31, 2011.

Note 11. Significant Risks

Technology and Technology-related Investment Risk

The Fund will invest a substantial portion of its assets in technology and technology-related companies. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than noted in Note 10 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	51

Notes to Financial Statements (continued)

funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered

52	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	53

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Seligman Global Technology Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Seligman Global Technology Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through October 31, 2008, were audited by other auditors whose report dated December 30, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

54	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

Report of Independent Registered Public

Accounting Firm (continued)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Seligman Global Technology Fund of the Columbia Funds Series Trust II at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

December 22, 2011

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	55

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended October 31, 2011

Income distributions — the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	69.44%
Dividends Received Deduction for corporations	36.41%
U.S. Government Obligations	0.00%

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

56	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, prior to the Transaction, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve directors/trustees to sixteen for all funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	57

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

58	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), from September 2003 to May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	59

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco Corporation (real estate development) and Mickel Investment Group	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas
Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	153	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)
*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

60	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

Interested Board Member Affiliated with Investment Manager* (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010.	153	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	61

Board Members and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003-December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004-October 2004
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

62	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Vice President — Asset Management, Ameriprise Financial, Inc., since July 2011; Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007-April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006-April 2010; former Co-President and Senior Managing Director, Robeco Investment Management
Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007
Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004-May 2005
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 53	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 41	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, Feb. 1998 to May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 42	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	63

Board Members and Officers (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 42	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

64	COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND — 2011 ANNUAL REPORT	65

Columbia Seligman Global Technology Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The
Fund is distributed by Columbia Management Investment Distributors, Inc., member
FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

SL-9903 D (12/11)

Annual Report

Columbia

Asia Pacific ex-Japan Fund

Annual Report for the Period Ended October 31, 2011

Columbia Asia Pacific ex-Japan Fund seeks to provide shareholders with long-term capital growth.

Not FDIC insured ¡ No bank guarantee  ¡ May lose value

Your Fund at a Glance	2

Manager Commentary	5

The Fund’s Long-term Performance	10

Fund Expense Example	12

Portfolio of Investments	14

Statement of Assets and Liabilities	23

Statement of Operations	25

Statement of Changes in Net Assets	27

Financial Highlights	29

Notes to Financial Statements	35

Report of Independent Registered Public Accounting Firm	52

Federal Income Tax Information	54

Board Members and Officers	55

Proxy Voting	63

See the Fund’s prospectus for risks associated with investing in the Fund.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT	1

Your Fund at a Glance

FUND SUMMARY

>	Columbia Asia Pacific ex-Japan Fund (the Fund) Class R5 shares declined 8.42% for the one-year period ended October 31, 2011.

>	The Fund underperformed its benchmark, the Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific ex-Japan Index (MSCI Index) (Net), which declined 4.12% for the period.

ANNUALIZED TOTAL RETURNS (for period ended October 31, 2011)

	1 year	Since inception 7/15/09
Columbia Asia Pacific ex-Japan Fund Class R5 (excluding sales charge)	-8.42%	+10.82%
MSCI All Country Asia Pacific ex-Japan Index (Net) (unmanaged)	-4.12%	+15.74%
MSCI All Country Asia Pacific ex-Japan Index (Gross) (unmanaged)	-3.88%	+16.03%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The performance of Class R5 may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/ expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of Class R5 shares of the Fund.

The indices do not reflect the effects of sales charges, expenses and taxes (except the MSCI All Country Asia Pacific ex-Japan Index (Net), which reflects reinvested dividends net of withholding taxes). It is not possible to invest directly in an index.

2	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS

at October 31, 2011
Without sales charge	1 year	Since inception
Class A (inception 9/27/10)	-8.82%	-5.13%
Class C (inception 9/27/10)	-9.62%	-5.96%
Class I (inception 9/27/10)	-8.40%	-4.74%
Class R (inception 9/27/10)	-9.15%	-5.45%
Class R5 (inception 7/15/09)	-8.42%	+10.82%
Class Z (inception 9/27/10)	-8.63%	-4.95%

With sales charge
Class A (inception 9/27/10)	-14.05%	-10.12%
Class C (inception 9/27/10)	-10.52%	-5.96%

The “Without sales charge” returns for Class A and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT	3

Your Fund at a Glance (continued)

MORNINGSTAR STYLE BOXTM

The Morningstar Style BoxTM is based on the Fund’s portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2011 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

4	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT

Manager Commentary

Dear Shareholders,

Columbia Asia Pacific ex-Japan Fund (the Fund) Class R5 shares declined 8.42% for the one-year period ended October 31, 2011. The Fund underperformed its benchmark, the Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific ex-Japan Index (MSCI Index) (Net), which declined 4.12% for the period.

Significant performance factors

The past fiscal year was difficult for Asian equity markets as a number of Asian governments tightened monetary policies in order to fight inflation pressures. Investors questioned whether China, a key growth engine for the region, would be able to stem inflation without falling into recession, i.e. achieve a soft landing. At the same time, external global forces, including the European debt crisis and lower expectations for global growth, led investors to sharply reduce their riskier investment holdings. As a result, Asian equity markets declined for the year even though the region’s economies continued to perform well and individual companies met earnings expectations.

The Fund lagged the MSCI Index largely due to country positioning. The Fund’s weighting in Australia was smaller than that of the index, a disadvantage in this period. The Australian market, a large component of

COUNTRY BREAKDOWN(1) (at October 31, 2011)
Australia	16.5%
China	20.4
Hong Kong	11.3
India	6.7
Indonesia	4.0
Macau	1.3
Malaysia	3.1
Philippines	0.9
Singapore	4.6
South Korea	17.0
Taiwan	10.6
Thailand	3.4
Other(2)	0.2

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.
(2)	Includes Cash Equivalents.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT	5

Manager Commentary (continued)

the index, is quite defensive and was actually positive while the index declined. The Australian dollar was quite strong versus the U.S. dollar, further enhancing results in that market. Additionally, the Fund was overweight in Hong Kong and China, two countries that underperformed due to macro economic concerns.

The Fund was underweight in telecommunications, consumer staples and utilities, three sectors in Asia that tend to act defensively and, consequently, held up quite well this year. Though we increased the Fund’s telecommunications holdings in the second half of the fiscal year, the Fund was underweight, on average, for the full period. We kept the Fund underweight in consumer staples because we found valuations unattractive and thought companies might not be able to pass on rising input costs. However, investors, who perceive consumer staples as a defensive sector, overlooked those concerns and the stocks held up well amid the volatility.

Results in the financials segment were mixed. Many emerging market financials, including Fund holdings in Indonesia and Thailand, are more geared to growing local demand and performed well for the year. However, the Fund held shares of banks in India where interest rates rose pretty dramatically, causing the stocks to perform poorly. Also, the Fund did not have as much exposure to Australian banks as the index and these performed well due to their strong yield support and the relative strength in the Australian currency.

TOP TEN HOLDINGS(1) (at October 31, 2011)
Samsung Electronics Co., Ltd. (South Korea)	4.4%
BHP Billiton Ltd. (Australia)	2.8
Commonwealth Bank of Australia (Australia)	2.7
CNOOC Ltd. (China)	2.7
Australia & New Zealand Banking Group Ltd. (Australia)	2.6
Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	2.0
Hyundai Mobis (South Korea)	1.9
China Unicom Hong Kong Ltd. (Hong Kong)	1.8
Newcrest Mining Ltd. (Australia)	1.6
Siam Commercial Bank PCL, Foreign Registered Shares (Thailand)	1.5

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

6	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT

On the positive side, the Fund benefited from overweight positions in Indonesia and South Korea, two relatively strong markets. The Korean equity market rose about 3% compared to the 4% decline on the MSCI Index. The Fund was overweight consumer discretionary stocks, which also had a favorable effect on performance relative to the MSCI Index.

Changes to the Fund’s portfolio

During the year, we adjusted several of the Fund’s sector weighting. The consumer discretionary position became even more overweight relative to the MSCI Index. With some normalization of interest rates having already occurred, we believe the consumer theme is likely to continue and we are currently tapping this opportunity through casinos, education and internet stocks, as well as selected Chinese goods companies. We feel quite comfortable that consumer spending will remain strong in most Asian countries except Australia.

We began the year with a notable industrials position, but reduced the weighting during the year as tighter interest rates and problems with the awarding of contracts dampened capital expenditures and structural investments, particularly in India. The Fund has had quite good success with Korean industrial holdings. With their superior technology and execution, Korean industrials are doing significant business in the Middle East where there is substantial activity in the heavy plant and power area. We trimmed the Fund’s Korean industrial exposure, taking some profits on holdings that had performed well.

The Fund began the period underweight in telecommunications but ended the fiscal year with a meaningful overweight. Increased use of smart phones and mobile data has led to higher revenues

At present, we are maintaining exposure to areas such as consumer discretionary and telecommunications where we think earnings are more secure regardless of global economic growth.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT	7

Manager Commentary (continued)

for telecommunications companies even as fixed line revenue declines. With their strong balance sheets and dividend payments, telecommunications stocks are part of a barbell strategy we think is prudent for the Fund at present. Our strategy for the Fund is to continue to own growth stocks valued at reasonable prices, but because of the risk that the rating of those stocks maybe further lowered due to global macro uncertainty, we are also looking to invest in companies with a high degree of earnings certainty and visibility and strong yield support. Telecommunications stocks fit this profile.

Geographically, the Fund’s Australia weighting rose due to increases in telecommunications stocks and Australian banks (though the Fund is still underweight Australia’s banks). The Korea weighting rose because several bottom-up themes lead us to the Korean market. We believe high-end Korean department stores are benefitting from the regional tourism there. Also, Korean companies are well positioned globally with companies such as car maker Hyundai and cell phone leader Samsung Electronics gaining a good share of the global wallet.

Our future strategy

To summarize, the Fund is currently overweight in Korea to benefit from the country’s attractively priced and globally competitive companies, overweight in China and Indonesia to capitalize on strong domestic demand dynamics and underweight Australia and Taiwan where domestic growth opportunities are less compelling to us. In terms of sectors, the Fund presently is overweight in consumer discretionary, emerging market banks and telecommunications, while underweight insurance, real estate and utilities.

The macro economic outlook is critical in any Asia Pacific discussion because the region is sensitive to changes in risk appetite. Current positives for the region include the apparent end to monetary tightening, which should help consumer spending and infrastructure investments; greater economic resilience than the developed markets; and a corporate sector with generally healthy balance sheets, good free cash flow and dividend support. Another positive is that we believe earnings expectations have become more reasonable following a period of analyst downward revisions. Equity valuations, based on price to book and trailing price to earnings, are currently attractive on a historical basis and relative to the rest of the world.

8	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT

Potential negatives for the region currently include the unresolved European debt crisis; economic slowing in developed markets, which would hamper export activity; and the possibility of a capital drain if investors continue to shift assets to developed markets. Whether or not China can engineer a soft landing is a major concern. A faltering Chinese economy would negatively affect the entire Asia Pacific region. We do not see this happening, particularly since the Chinese government has already loosened its monetary approach via stealth strategies.

We are currently pursuing a number of investment themes within the portfolio. At present, we are maintaining exposure to areas such as consumer discretionary and telecommunications where we think earnings are more secure regardless of global economic growth. We are currently focusing on companies that can benefit from increased liquidity in emerging markets (for example, automakers) as interest rates come down and monetary conditions ease. We also see opportunity in the growth of credit in areas like Indonesia and Thailand. Additionally, we are attracted to companies with high cash flows whose prices already reflect a depressed outlook for global growth. We are finding such companies selectively in cyclical areas such as energy and materials.

Vanessa Donegan Portfolio Manager	Rafael Polatinsky, CFA® Deputy Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT	9

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed

$10,000 investment in Columbia Asia Pacific ex-Japan Fund Class R5 shares (from 7/15/09 to 10/31/11) as compared to the performance of the Morgan Stanley Capital International All Country (MSCI AC) Asia

Pacific ex-Japan Index (Net) and the Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific ex-Japan Index (Gross). Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectuses.

COMPARATIVE RESULTS
Results at October 31, 2011
	1 year	Since inception 7/15/09
Columbia Asia Pacific ex-Japan Fund (includes sales charge)
Class R5 Cumulative value of $10,000	$9,158	$12,660
Average annual total return	-8.42%	+10.82%
MSCI AC Asia Pacific ex-Japan Index (Net)(1)
Cumulative value of $10,000	$9,588	$13,988
Average annual total return	-4.12%	+15.74%
MSCI AC Asia Pacific ex-Japan Index (Gross)(1)
Cumulative value of $10,000	$9,612	$14,067
Average annual total return	-3.88%	+16.03%

Results for other classes can be found on page 3.

10	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT

(1)

The Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific ex-Japan Index (Net) and the MSCI AC Asia Pacific ex-Japan Index (Gross), each an unmanaged index, is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the following countries: Australia, China, Hong Kong, India, Indonesia, Korea, Malaysia, Singapore, Taiwan and Thailand. On September 30, 2011, the MSCI AC Asia Pacific ex-Japan (Net) replaced the MSCI AC Asia Pacific ex-Japan Index (Gross) as the Fund’s primary benchmark. The Fund’s investment manager made this recommendation to the Fund’s Board because the investment manager believes that the Net version of the index better reflects how dividends paid to the Fund on foreign securities generally are treated for tax purposes and, therefore, provides a more appropriate basis for comparing the Fund’s performance. Information on both versions of the index will be included for a one-year transition period. Thereafter, only the Net version will be included.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT	11

Fund Expense Example

(Unaudited)

Understanding your expenses

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the “Compare with other funds” information with details on using the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would have been higher.

12	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT

May 1, 2011 — October 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	831.60	1,017.84	6.87	7.57	1.48
Class C	1,000.00	1,000.00	827.50	1,014.19	10.19	11.23	2.20
Class I	1,000.00	1,000.00	833.80	1,020.17	4.74	5.22	1.02
Class R	1,000.00	1,000.00	830.10	1,016.83	7.79	8.59	1.68
Class R5	1,000.00	1,000.00	833.80	1,020.32	4.60	5.07	0.99
Class Z	1,000.00	1,000.00	831.80	1,019.01	5.80	6.40	1.25

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed fees and expenses, account value at the end of the period would have been reduced.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT	13

Portfolio of Investments

Columbia Asia Pacific ex-Japan Fund

October 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 98.3%

AUSTRALIA 16.3%
Australia & New Zealand Banking Group Ltd.(a)	563,328	$12,729,194
BHP Billiton Ltd.(a)	362,149	14,176,185
Commonwealth Bank of Australia(a)(b)	264,875	13,606,643
Iluka Resources Ltd.(a)(b)	421,506	7,007,411
Macquarie Group Ltd.(a)	118,572	3,052,786
Newcrest Mining Ltd.(a)	230,115	8,132,685
Rio Tinto Ltd.(a)(b)	99,979	7,177,905
Santos Ltd.(a)	197,796	2,671,358
Telstra Corp., Ltd.(a)	2,183,294	7,089,016
Wesfarmers Ltd.(a)	199,048	6,753,407

Total		82,396,590
CHINA 19.8%
Agile Property Holdings Ltd.(a)(b)	2,842,000	2,561,708
Agricultural Bank of China Ltd., Class H(a)(b)	12,240,000	5,493,507
Ajisen China Holdings Ltd.(a)(b)	1,116,000	1,584,148
Baidu, Inc., ADR(a)(c)	30,435	4,266,378
Bank of China Ltd., Class H(a)	8,727,899	3,106,337
Belle International Holdings Ltd.(a)	2,609,000	5,116,841
China BlueChemical Ltd.(a)	4,786,000	3,750,459
China Construction Bank Corp., Class H(a)(b)	10,347,380	7,602,584
China National Building Material Co., Ltd., Class H(a)(b)	2,866,000	3,671,076
China Yurun Food Group Ltd.(a)(b)	662,000	1,149,033
CNOOC Ltd.(a)	7,014,000	13,258,983
Dongfang Electric Corp., Ltd., Class H(a)	629,000	1,933,089
Dongfeng Motor Group Co., Ltd., Class H(a)(b)	2,558,000	4,172,713
ENN Energy Holdings Ltd.(a)	1,630,000	5,890,052
Focus Media Holding Ltd., ADR(a)(c)	225,372	6,125,611
Harbin Electric Co., Ltd., Class H(a)	2,790,000	2,811,589
Intime Department Store Group Co., Ltd.(a)(b)	1,000,000	1,435,070

Issuer	Shares	Value
Common Stocks (continued)

CHINA (cont.)
New Oriental Education & Technology Group, ADR (a)(c)	123,746	$3,667,831
PetroChina Co., Ltd., Class H(a)(b)	4,540,000	5,893,794
Ping An Insurance Group Co., Class H(a)	664,000	4,924,489
Sany Heavy Equipment International Holdings Co., Ltd.(a)(b)	2,708,500	2,386,185
Yanzhou Coal Mining Co., Ltd., Class H(a)(b)	2,226,000	5,510,003
Zhuzhou CSR Times Electric Co., Ltd., Class H(a)(b)	679,000	1,589,745
Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H(a)(b)	1,487,819	2,152,552

Total		100,053,777
HONG KONG 11.1%
AAC Technologies Holdings, Inc.(a)	2,520,000	5,768,313
AIA Group Ltd.(a)	1,914,600	5,854,347
BOC Hong Kong Holdings Ltd. (a)	1,569,500	3,732,217
Cheung Kong Holdings Ltd.(a)	225,000	2,789,084
China Mobile Ltd.(a)	271,500	2,580,429
China Unicom Hong Kong Ltd.(a)(b)	4,522,000	9,092,006
Comba Telecom Systems Holdings Ltd.(a)(b)	2,557,590	2,159,526
Hang Lung Properties Ltd.(a)	600,000	2,185,090
Hutchison Whampoa Ltd.(a)	505,000	4,618,954
Li & Fung Ltd.(a)	2,400,000	4,625,267
Sun Hung Kai Properties Ltd.(a)	386,974	5,328,159
Swire Pacific Ltd., Class A(a)	302,500	3,495,558
Wharf Holdings Ltd.(a)	806,900	4,292,100

Total		56,521,050
INDIA 6.7%
HDFC Bank Ltd.(a)	504,953	5,034,317
ICICI Bank Ltd., ADR(a)	100,570	3,737,181
Infosys Ltd.(a)	8,311	486,197
Infosys Ltd., ADR(a)	52,071	3,050,840
ITC Ltd.(a)	1,715,789	7,481,373
Larsen & Toubro Ltd.(a)	127,809	3,685,698

The accompanying Notes to Financial Statements are an integral part of this statement.

14	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT

Issuer	Shares	Value
Common Stocks (continued)

INDIA (cont.)
Maruti Suzuki India Ltd.(a)	94,846	$2,180,590
Reliance Industries Ltd.(a)	87,516	1,566,815
State Bank of India(a)	17,839	693,645
State Bank of India, GDR(a)(d)	21,834	1,709,108
Tata Consultancy Services Ltd.(a)	179,667	4,085,770

Total		33,711,534
INDONESIA 3.9%
PT Astra International Tbk(a)	811,500	6,257,300
PT Bank Mandiri Tbk(a)	8,303,316	6,623,443
PT Bank Rakyat Indonesia Persero Tbk(a)	5,338,500	4,013,750
PT Semen Gresik Persero Tbk(a)	2,704,500	2,877,623

Total		19,772,116
MACAU 1.3%
Sands China Ltd.(a)(c)	2,256,000	6,779,704
MALAYSIA 3.1%
Axiata Group Bhd(a)	2,587,900	4,090,321
Genting Bhd(a)	1,889,900	6,582,530
Telekom Malaysia Bhd(a)	3,626,200	4,993,345

Total		15,666,196
PHILIPPINES 0.9%
Ayala Corp.(a)	602,312	4,300,167
SINGAPORE 4.6%
Keppel Corp., Ltd.(a)	516,000	3,862,841
Oversea-Chinese Banking Corp., Ltd.(a)(b)	666,196	4,460,159
SembCorp.Marine Ltd.(a)(b)	709,000	2,351,556
Singapore Telecommunications Ltd.(a)	2,689,000	6,798,633
United Overseas Bank Ltd.(a)	413,801	5,612,194

Total		23,085,383
SOUTH KOREA 16.8%
Amorepacific Corp.(a)	2,794	3,166,634
GS Holdings(a)	35,488	2,044,169
Hana Financial Group, Inc.(a)	150,460	5,374,941
Hana Tour Service, Inc. (a)	40,040	1,312,232
Hyundai Department Store Co., Ltd.(a)	29,411	4,216,820
Hyundai Heavy Industries Co., Ltd.(a)	13,930	3,721,594
Hyundai Mobis(a)	33,874	9,694,448
Hyundai Motor Co.(a)	35,525	7,154,325
Hyundai Steel Co.(a)	33,171	3,010,094
LG Chem Ltd.(a)	12,796	4,129,090

Issuer	Shares	Value
Common Stocks (continued)

SOUTH KOREA (cont.)
LG Household & Health Care Ltd.(a)	5,347	$2,414,899
Samsung Electronics Co., Ltd.(a)	25,687	22,112,942
Samsung Engineering Co., Ltd.(a)	35,287	7,207,353
Samsung Heavy Industries Co., Ltd.(a)	88,950	2,713,719
Shinhan Financial Group Co., Ltd.(a)	159,890	6,369,559

Total		84,642,819
TAIWAN 10.4%
Advanced Semiconductor Engineering, Inc.(a)	2,109,000	1,863,660
Asia Cement Corp.(a)	2,149,580	2,589,286
Catcher Technology Co., Ltd.(a)	407,000	2,267,603
Chinatrust Financial Holding Co., Ltd.(a)	5,590,516	3,664,007
Far EasTone Telecommunications Co., Ltd.(a)	1,566,000	2,568,038
Formosa Plastics Corp.(a)	2,078,000	6,111,589
Fubon Financial Holding Co., Ltd.(a)	3,728,872	4,371,866
Hon Hai Precision Industry Co., Ltd.(a)	1,470,788	4,031,985
HTC Corp.(a)	157,400	3,537,337
Mega Financial Holding Co., Ltd.(a)	1,487,160	1,143,176
President Chain Store Corp.(a)	1,098,000	6,105,689
Taiwan Semiconductor Manufacturing Co., Ltd.(a)	1,825,000	4,447,300
Taiwan Semiconductor Manufacturing Co., Ltd., ADR(a)	798,628	10,078,685

Total		52,780,221
THAILAND 3.4%
Bangkok Bank PCL, NVDR(a)	790,600	3,809,129
Banpu PCL, Foreign Registered Shares(a)	142,950	2,891,754
PTT PCL, Foreign Registered Shares(a)	266,200	2,624,497
Siam Commercial Bank PCL, Foreign Registered Shares(a)	2,024,300	7,650,523

Total		16,975,903
Total Common Stocks (Cost: $508,370,815)		$496,685,460

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT	15

Portfolio of Investments (continued)

	Shares	Value
Exchange-Traded Notes 0.2%

CHINA 0.2%
CSI 300 Banks Index ETF(a)(b)	1,494,000	$1,363,462
Total Exchange-Traded Notes
(Cost: $1,657,895)		$1,363,462
	Shares	Value
Money Market Funds 0.2%
Columbia Short-Term Cash Fund, 0.123%(e)(f)	891,067	$891,067
Total Money Market Funds
(Cost: $891,067)		$891,067

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 9.4%

Asset-Backed Commercial Paper 0.4%
Atlantis One
12/21/11	0.350%	$999,125	$999,125
Grampian Funding LLC
11/21/11	0.270%	999,790	999,790

Total			1,998,915
Repurchase Agreements 9.0%
Citibank NA dated 10/31/11, matures 11/01/11, repurchase price $5,000,018(g)
	0.130%	5,000,000	5,000,000
Mizuho Securities USA, Inc. dated 10/31/11, matures 11/01/11, repurchase price $4,000,016(g)
	0.140%	4,000,000	4,000,000

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements (conti.)
Pershing LLC dated 10/31/11, matures 11/01/11, repurchase price $15,000,075(g)
	0.180%	$15,000,000	$15,000,000
Societe Generale dated 10/31/11, matures 11/01/11, repurchase price $21,300,700(g)
	0.130%	21,300,623	21,300,623

Total			45,300,623
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $47,299,538)			$47,299,538
Total Investments
(Cost: $558,219,315)			$546,239,527
Other Assets & Liabilities, Net			(41,051,128)
Net Assets			$505,188,399

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT

Summary of Investments in Securities by Industry

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at October 31, 2011:

Industry	Percentage of Net Assets	Value
Auto Components	1.9%	$9,694,448
Automobiles	3.9	19,764,928
Capital Markets	0.6	3,052,786
Chemicals	2.8	13,991,138
Commercial Banks	21.0	106,165,615
Communications Equipment	2.3	11,465,176
Computers & Peripherals	0.5	2,267,603
Construction & Engineering	2.2	10,893,051
Construction Materials	1.8	9,137,984
Distributors	0.9	4,625,267
Diversified Consumer Services	0.7	3,667,831
Diversified Financial Services	2.0	10,035,494
Diversified Telecommunication Services	5.5	27,973,000
Electrical Equipment	1.3	6,334,422
Electronic Equipment, Instruments & Components	0.8	4,031,985
Food & Staples Retailing	2.6	12,859,096
Food Products	0.2	1,149,033
Gas Utilities	1.2	5,890,052
Hotels, Restaurants & Leisure	3.2	16,258,614
Household Products	0.5	2,414,899
Industrial Conglomerates	1.7	8,481,795
Insurance	2.1	10,778,837
Internet Software & Services	0.8	4,266,378
IT Services	1.5	7,622,806
Machinery	2.6	13,325,606
Media	1.2	6,125,611
Metals & Mining	7.8	39,504,279
Multiline Retail	1.1	5,651,890
Oil, Gas & Consumable Fuels	7.2	36,461,376
Personal Products	0.6	3,166,634
Real Estate Management & Development	4.1	20,651,700
Semiconductors & Semiconductor Equipment	7.6	38,502,587
Specialty Retail	1.0	5,116,841
Tobacco	1.5	7,481,373
Wireless Telecommunication Services	1.8	9,238,787
Other(1)	9.5	48,190,605
Total		$546,239,527

(1)	Includes Cash Equivalents.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT	17

Portfolio of Investments (continued)

Notes to Portfolio of Investments

(a)	Represents a foreign security. At October 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $498,048,922 or 98.59% of net assets.

(b)	At October 31, 2011, security was partially or fully on loan.

(c)	Non-income producing.

(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2011, the value of these securities amounted to $1,709,108 or 0.34% of net assets.

(e)	The rate shown is the seven-day current annualized yield at October 31, 2011.

(f)	Investments in affiliates during the year ended October 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$8,942,891	$234,078,713	$(242,130,537)	$—	$891,067	$22,430	$891,067

(g)

The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Citibank NA (0.130%)

Security Description	Value
Fannie Mae Pool	$2,006,337
Freddie Mac Gold Pool	85,783
Freddie Mac Non Gold Pool	3,007,880
Total Market Value of Collateral Securities	$5,100,000

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Mizuho Securities USA, Inc. (0.140%)

Security Description	Value
Fannie Mae Grantor Trust	$12,869
Fannie Mae Pool	957,780
Fannie Mae Whole Loan	6,914
Federal Home Loan Mortgage Corp. Structured Pass Through Securities	43,491
Freddie Mac Gold Pool	447,568
Freddie Mac Non Gold Pool	54,341
Freddie Mac REMICS	112,633
Ginnie Mae I pool	2,033,042
Government National Mortgage Association	411,362
Total Market Value of Collateral Securities	$4,080,000

Pershing LLC (0.180%)

Security Description	Value
Fannie Mae Pool	$2,707,256
Fannie Mae REMICS	1,793,771
Fannie Mae Whole Loan	8,653
Fannie Mae-Aces	16,739
Freddie Mac Gold Pool	2,864,962
Freddie Mac Non Gold Pool	2,580,380
Freddie Mac Reference REMIC	172,300
Freddie Mac REMICS	1,746,681
Ginnie Mae I pool	1,234,429
Government National Mortgage Association	908,391
United States Treasury Note/Bond	1,266,440
Total Market Value of Collateral Securities	$15,300,002

Societe Generale (0.130%)

Security Description	Value
Fannie Mae Pool	$5,479,198
Fannie Mae REMICS	3,128,938
Freddie Mac Gold Pool	1,838,983
Freddie Mac Non Gold Pool	530,613
Freddie Mac REMICS	5,471,933
Government National Mortgage Association	5,276,970
Total Market Value of Collateral Securities	$21,726,635

Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-voting Depository Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT	19

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of October 31, 2011:

	Fair Value at October 31, 2011
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$9,793,442	$61,111,987	$—	$70,905,429
Consumer Staples	—	27,071,035	—	27,071,035
Energy	—	36,461,376	—	36,461,376
Financials	3,737,181	145,583,788	—	149,320,969
Industrials	—	39,034,874	—	39,034,874
Information Technology	17,395,904	50,760,632	—	68,156,536
Materials	—	62,633,402	—	62,633,402
Telecommunication Services	—	37,211,787	—	37,211,787
Utilities	—	5,890,052	—	5,890,052
Total Equity Securities	30,926,527	465,758,933	—	496,685,460
Other
Exchange-Traded Notes	—	1,363,462	—	1,363,462
Money Market Funds	891,067	—	—	891,067
Investments of Cash Collateral Received for Securities on Loan	—	47,299,538	—	47,299,538

Total Other	891,067	48,663,000	—	49,554,067
Total	$31,817,594	$514,421,933	$—	$546,239,527

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT	21

Portfolio of Investments (continued)

Fair Value Measurements (continued)

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)

The amount of securities transferred out of Level 1 into Level 2 during the period was $335,181,212. All foreign securities subject to fair value procedures by the pricing service are classified as Level 2. Financial assets were transferred from Level 1 to Level 2 as it was determined that the application of factors received from third party statistical services resulted in a price which was more representative of fair value for these securities as of period end.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT

Statement of Assets and Liabilities

October 31, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $510,028,710)	$498,048,922
Affiliated issuers (identified cost $891,067)	891,067
Investment of cash collateral received for securities on loan Short-term securities (identified cost $1,998,915)	1,998,915
Repurchase agreements (identified cost $45,300,623)	45,300,623
Total investments (identified cost $558,219,315)	546,239,527
Foreign currency (identified cost $5,346,541)	5,399,283
Receivable for:
Investments sold	3,075,372
Capital shares sold	1,106,288
Dividends	144,370
Interest	25,965
Prepaid expense	9,740
Total assets	556,000,545
Liabilities
Due upon return of securities on loan	47,299,538
Payable for:
Investments purchased	2,254,814
Capital shares purchased	895,091
Foreign capital gains taxes deferred	91,442
Investment management fees	33,839
Distribution fees	19
Transfer agent fees	11,683
Administration fees	3,435
Other expenses	222,285
Total liabilities	50,812,146
Net assets applicable to outstanding capital stock	$505,188,399

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT	23

Statement of Assets and Liabilities (continued)

October 31, 2011

Represented by
Paid-in capital	$492,467,110
Undistributed net investment income	5,381,763
Accumulated net realized gain	19,380,428
Unrealized appreciation (depreciation) on:
Investments	(11,979,788)
Foreign currency translations	30,328
Foreign capital gains tax	(91,442)
Total — representing net assets applicable to outstanding capital stock	$505,188,399
*Value of securities on loan	$44,370,218
Net assets applicable to outstanding shares
Class A	$641,525
Class C	$45,149
Class I	$2,357
Class R	$31,555
Class R5	$504,370,484
Class Z	$97,329
Shares outstanding
Class A	51,371
Class C	3,646
Class I	188
Class R	2,533
Class R5	40,212,912
Class Z	7,782
Net asset value per share
Class A(a)	$12.49
Class C	$12.38
Class I	$12.54
Class R	$12.46
Class R5	$12.54
Class Z	$12.51

(a)	The maximum offering price per share for Class A is $13.25. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT

Statement of Operations

Year ended October 31, 2011

Net investment income
Income:
Dividends	$13,708,800
Interest	1,310
Dividends from affiliates	22,430
Income from securities lending — net	147,690
Foreign taxes withheld	(2,050,654)
Total income	11,829,576
Expenses:
Investment management fees	3,996,198
Distribution fees
Class A	1,073
Class C	315
Class R	73
Transfer agent fees
Class A	986
Class C	70
Class R	32
Class R5	101,172
Class Z	176
Administration fees	412,388
Compensation of board members	12,529
Custodian fees	275,594
Printing and postage fees	77,836
Registration fees	92,600
Professional fees	47,378
Line of credit interest expense	20,680
Other	21,623
Total expenses	5,060,723
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2)
Expense reductions	(20)
Total net expenses	5,060,701
Net investment income	6,768,875

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT	25

Statement of Operations (continued)

Year ended October 31, 2011

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$19,380,723
Foreign currency transactions	(582,267)
Forward foreign currency exchange contracts	66,118
Net realized gain	18,864,574
Net change in unrealized appreciation (depreciation) on:
Investments	(79,048,855)
Foreign currency translations	(23,685)
Foreign capital gains tax	(91,442)
Net change in unrealized depreciation	(79,163,982)
Net realized and unrealized loss	(60,299,408)
Net decrease in net assets from operations	$(53,530,533)

The accompanying Notes to Financial Statements are an integral part of this statement.

26	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended October 31,	2011	2010(a)
Operations
Net investment income	$6,768,875	$2,349,369
Net realized gain	18,864,574	750,675
Net change in unrealized appreciation (depreciation)	(79,163,982)	65,365,417
Net increase (decrease) in net assets resulting from operations	(53,530,533)	68,465,461
Distributions to shareholders from:
Net investment income
Class A	(1,210)	—
Class C	(78)	—
Class I	(16)	—
Class R	(11)	—
Class R5	(3,273,747)	(118,921)
Class Z	(136)	—
Net realized gains
Class A	(247)	—
Class C	(18)	—
Class I	(3)	—
Class R	(3)	—
Class R5	(633,212)	(63,175)
Class Z	(25)	—
Total distributions to shareholders	(3,908,706)	(182,096)
Inecrease in net assets from share transactions	49,818,055	390,883,047
Total increase (decrease) in net assets	(7,621,184)	459,166,412
Net assets at beginning of year	512,809,583	53,643,171
Net assets at end of year	$505,188,399	$512,809,583
Undistributed net investment income	$5,381,763	$2,404,235

(a)	Class A, Class C, Class I, Class R and Class Z shares are for the period from September 27, 2010 (commencement of operations) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT	27

Statement of Changes in Net Assets (continued)

Year ended October 31,	2011		2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	55,497	764,739	5,656	77,422
Distributions reinvested	105	1,439	—	—
Redemptions	(9,887)	(125,939)	—	—
Net increase	45,715	640,239	5,656	77,422
Class C shares
Subscriptions	3,454	48,032	188	2,500
Distributions reinvested	6	81	—	—
Redemptions	(2)	(20)	—	—
Net increase	3,458	48,093	188	2,500
Class I shares
Subscriptions	—	—	188	2,500
Net increase	—	—	188	2,500
Class R shares
Subscriptions	2,901	41,379	188	2,500
Redemptions	(556)	(7,980)	—	—
Net increase	2,345	33,399	188	2,500
Class R5 shares
Subscriptions	25,759,112	358,782,668	34,419,023	414,644,441
Distributions reinvested	75,140	1,033,922	2,965	35,163
Redemptions	(22,803,465)	(310,843,511)	(1,938,342)	(23,883,979)
Net increase	3,030,787	48,973,079	32,483,646	390,795,625
Class Z shares
Subscriptions	70,961	1,038,250	188	2,500
Distributions reinvested	10	143	—	—
Redemptions	(63,377)	(915,148)	—	—
Net increase	7,594	123,245	188	2,500
Total net increase	3,089,899	49,818,055	32,490,054	390,883,047

(a)	Class A, Class C, Class I, Class R and Class Z shares are for the period from September 27, 2010 (commencement of operations) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Oct. 31,
	2011		2010(a)
Class A
Per share data
Net asset value, beginning of period	$13.79		$13.32
Income from investment operations:
Net investment income (loss)	0.15		(0.01)
Net realized and unrealized gain (loss)	(1.36)		0.48
Total from investment operations	(1.21)		0.47
Less distributions to shareholders from:
Net investment income	(0.07)		—
Net realized gains	(0.02)		—
Total distributions to shareholders	(0.09)		—
Net asset value, end of period	$12.49		$13.79
Total return	(8.82%	)	3.53%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.45%	(c)	1.50%	(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.45%	(c)(f)	1.50%	(d)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.45%		1.50%	(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.45%	(f)	1.50%	(d)
Net investment income (loss)	1.12%	(f)	(0.95%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$642		$78
Portfolio turnover	63%		21%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.
(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT	29

Financial Highlights (continued)

	Year ended Oct. 31,
	2011		2010(a)
Class C
Per share data
Net asset value, beginning of period	$13.78		$13.32
Income from investment operations:
Net investment income (loss)	0.06		(0.02)
Net realized and unrealized gain (loss)	(1.38)		0.48
Total from investment operations	(1.32)		0.46
Less distributions to shareholders from:
Net investment income	(0.06)		—
Net realized gains	(0.02)		—
Total distributions to shareholders	(0.08)		—
Net asset value, end of period	$12.38		$13.78
Total return	(9.62%	)	3.45%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.19%	(c)	2.22%	(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	2.19%	(c)(f)	2.22%	(d)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.19%		2.22%	(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	2.19%	(f)	2.22%	(d)
Net investment income (loss)	0.44%	(f)	(1.93%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$45		$3
Portfolio turnover	63%		21%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.
(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT

	Year ended Oct. 31,
	2011	2010(a)
Class I
Per share data
Net asset value, beginning of period	$13.79	$13.32
Income from investment operations:
Net investment income (loss)	0.18	(0.01)
Net realized and unrealized gain (loss)	(1.33)	0.48
Total from investment operations	(1.15)	0.47
Less distributions to shareholders from:
Net investment income	(0.08)	—
Net realized gains	(0.02)	—
Total distributions to shareholders	(0.10)	—
Net asset value, end of period	$12.54	$13.79
Total return	(8.40% )	3.53%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.99% (c)	1.08%	(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	0.99% (c)	1.08%	(d)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.99%	1.08%	(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	0.99%	1.08%	(d)
Net investment income (loss)	1.31%	(0.78%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$2	$3
Portfolio turnover	63%	21%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.
(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT	31

Financial Highlights (continued)

	Year ended Oct. 31,
	2011		2010(a)
Class R
Per share data
Net asset value, beginning of period	$13.79		$13.32
Income from investment operations:
Net investment income (loss)	0.16		(0.02)
Net realized and unrealized gain (loss)	(1.41)		0.49
Total from investment operations	(1.25)		0.47
Less distributions to shareholders from:
Net investment income	(0.06)		—
Net realized gains	(0.02)		—
Total distributions to shareholders	(0.08)		—
Net asset value, end of period	$12.46		$13.79
Total return	(9.15%	)	3.53%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.70%	(c)	1.73%	(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.68%	(c)(f)	1.73%	(d)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.70%		1.73%	(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.68%	(f)	1.73%	(d)
Net investment income (loss)	1.26%	(f)	(1.43%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$32		$3
Portfolio turnover	63%		21%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.
(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT

	Year ended Oct. 31,
	2011	2010	2009(a)
Class R5
Per share data
Net asset value, beginning of period	$13.79	$11.42	$10.00
Income from investment operations:
Net investment income	0.18	0.13	0.02
Net realized and unrealized gain (loss)	(1.33)	2.27	1.40
Total from investment operations	(1.15)	2.40	1.42
Less distributions to shareholders from:
Net investment income	(0.08)	(0.02)	—
Net realized gains	(0.02)	(0.01)	—
Total distributions to shareholders	(0.10)	(0.03)	—
Net asset value, end of period	$12.54	$13.79	$11.42
Total return	(8.42% )	21.06%	14.20%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.98% (c)	1.09%	1.67%	(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	0.98% (c)	1.09%	1.15%	(d)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.98%	1.09%	1.67%	(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	0.98%	1.09%	1.15%	(d)
Net investment income	1.31%	1.09%	0.47%	(d)
Supplemental data
Net assets, end of period (in thousands)	$504,370	$512,721	$53,643
Portfolio turnover	63%	21%	4%

Notes to Financial Highlights

(a)	For the period from July 15, 2009 (when shares became available) to October 31, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.
(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT	33

Financial Highlights (continued)

	Year ended Oct. 31,
	2011		2010(a)
Class Z
Per share data
Net asset value, beginning of period	$13.79		$13.32
Income from investment operations:
Net investment income (loss)	0.19		(0.01)
Net realized and unrealized gain (loss)	(1.37)		0.48
Total from investment operations	(1.18)		0.47
Less distributions to shareholders from:
Net investment income	(0.08)		—
Net realized gains	(0.02)		—
Total distributions to shareholders	(0.10)		—
Net asset value, end of period	$12.51		$13.79
Total return	(8.63%	)	3.53%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.24%	(c)	1.23%	(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.24%	(c)(f)	1.23%	(d)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.24%		1.23%	(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.24%	(f)	1.23%	(d)
Net investment income (loss)	1.35%	(f)	(0.93%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$97		$3
Portfolio turnover	63%		21%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.
(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

34	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT

Notes to Financial Statements

October 31, 2011

Note	1. Organization

Columbia Asia Pacific ex-Japan Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource International Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R, Class R5 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R5 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note	2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT	35

Notes to Financial Statements (continued)

reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

36	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT	37

Notes to Financial Statements (continued)

currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund’s custodian entered into forward foreign currency contracts on the Fund’s behalf in order to facilitate the settlement of purchases and sales of securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

38	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT

Fair Values of Derivative Instruments at October 31, 2011

At October 31, 2011, the Fund had no outstanding derivatives.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended October 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$66,118

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$—
Volume of Derivative Instruments for the Year Ended October 31, 2011
Contracts Opened
Forward Foreign Currency Exchange Contracts	409

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT	39

Notes to Financial Statements (continued)

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for those jurisdictions, as applicable.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

40	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note	3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund’s subadviser (see Subadvisory Agreement below). The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.80% to 0.57% as the Fund’s net assets increase. Prior to April 1, 2011, the fee was adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT	41

Notes to Financial Statements (continued)

performance of the MSCI All Country Asia Pacific ex-Japan Index. The maximum adjustment was 0.12% per year. If the performance difference was less than 0.50%, the adjustment be zero. The adjustment decreased the management fee by $68,832 for the year ended October 31, 2011. The effective management fee rate for the year ended October 31, 2011 was 0.77% of the Fund’s average daily net assets, including the adjustment under the terms of the PIA.

In September 2010, the Board approved a new IMSA that includes an elimination of the PIA. The management fee under the new IMSA is a percentage of the Fund’s average daily net assets that is equal to the base fee applicable under the prior IMSA. The new IMSA was approved by the Fund’s shareholders at a meeting held on February 15, 2011. Furthermore, effective October 1, 2010, the Investment Manager agreed that for a transitional period of 6 months (which is equal to half of the Fund’s rolling performance fee calculation period), the Fund would compensate the Investment Manager at the lower of: (i) the management fee calculated and capped at the rate calculated under the current IMSA prior to any performance incentive adjustment, or (ii) the fee calculated under the current IMSA including any applicable downward adjustment under the terms of the PIA.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment

Manager and wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund. The Investment Manager compensates Threadneedle to manage the investments of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2011 was 0.08% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial served as the Fund Administrator.

Other Fees

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended October 31, 2011, other expenses paid to this company were $3,154.

42	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to the share class.

For the year ended October 31, 2011, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.23%
Class C	0.22
Class R	0.22
Class R5	0.02
Class Z	0.22

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT	43

Notes to Financial Statements (continued)

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2011, these minimum account balance fees reduced total expenses by $20.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class C shares. For Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $5,187 for Class A shares for the year ended October 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2011, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian and before giving effect to any performance incentive adjustment, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

44	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT

Class A	1.50%
Class C	2.25
Class I	1.10
Class R	1.75
Class R5	1.15
Class Z	1.25

Effective January 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, will not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.50%
Class C	2.25
Class I	1.08
Class R	1.75
Class R5	1.13
Class Z	1.25

Under the agreement, the following fees and expenses, are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note	4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended October 31, 2011, these differences are primarily due to differing treatments for foreign tax credits and deferral/reversal of wash sale losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT	45

Notes to Financial Statements (continued)

Undistributed net investment income	$(516,149)
Accumulated net realized gain	516,149

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended October 31,	2011	2010
Ordinary Income	$3,534,251	$182,096
Long-Term Capital Gains	374,455	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$7,688,473
Undistributed accumulated long-term gain	17,324,542
Unrealized depreciation	(12,291,726)

At October 31, 2011, the cost of investments for federal income tax purposes was $558,465,186 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$31,724,803
Unrealized depreciation	$(43,950,462)
Net unrealized depreciation	$(12,225,659)

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note	5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $372,979,156 and $317,230,894, respectively, for the year ended October 31, 2011.

Note	6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes

46	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT

JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

At October 31, 2011, securities valued at $44,370,218 were on loan, secured by cash collateral of $47,299,538 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended October 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note	7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT	47

Notes to Financial Statements (continued)

Note	8. Shareholder Concentration

At October 31, 2011, the Investment Manager and/or affiliates owned 100% of the Fund’s Class I shares.

Note	9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount was increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. For the year ended October 31, 2011, the Fund’s average daily loan balance outstanding on days when borrowing existed was $24,600,000 at a weighted average interest rate of 1.51%.

Effective December 13, 2011, the Fund extended its revolving credit facility with the Administrative Agent. The credit facility agreement, as amended, permits collective borrowings up to $500 million. Effective December 13, 2011, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

48	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT

Note	10. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Asian Pacific Region Risk

Many of the countries in the Asian Pacific Region are developing both politically and economically, and may have relatively unstable governments and economies based on a limited number of commodities or industries. Securities markets in the Asian Pacific Region are smaller and have a lower trading volume than those in the United States, which may result in the securities of some companies in the Asian Pacific Region being less liquid than similar U.S. or other foreign securities. Some currencies in the Asian Pacific Region are more volatile than the U.S. dollar and some countries in the Asian Pacific Region have restricted the flow of money in and out of the country.

Geographic Concentration Risk

Because the Fund concentrates its investments in the Asian Pacific Region, the Fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the Asian Pacific Region. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund. If securities of companies in the Asian Pacific Region fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

Note	11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 9 above, there were no items requiring adjustment of the financial statements or additional disclosure.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT	49

Notes to Financial Statements (continued)

Note	12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was

50	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT

censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT	51

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Asia Pacific ex-Japan Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Asia Pacific ex-Japan Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period from July 15, 2009 (when shares become available) to October 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

52	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Asia Pacific ex-Japan Fund of the Columbia Funds Series Trust II at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from July 15, 2009 (when shares become available) to October 31, 2009, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

December 22, 2011

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT	53

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended October 31, 2011

Income distributions — the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	67.84%
Dividends Received Deduction for corporations	0.03%
U.S. Government Obligations	0.00%
Foreign Taxes Paid	$ 2,038,347
Foreign Source Income	$12,277,324

Capital gain distribution — the Fund designates $374,455 to be taxed as long-term capital gain.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

54	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, prior to the Transaction, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve directors/trustees to sixteen for all funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT	55

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

56	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), from September 2003 to May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT	57

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco Corporation (real estate development) and Mickel Investment Group	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas
Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	153	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)
*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

58	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT

Interested Board Member Affiliated with Investment Manager* (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010.	153	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT	59

Board Members and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003-December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004-October 2004
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

60	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Vice President — Asset Management, Ameriprise Financial, Inc., since July 2011; Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007-April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006-April 2010; former Co-President and Senior Managing Director, Robeco Investment Management
Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007
Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004-May 2005
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 53	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 41	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, Feb. 1998 to May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 42	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT	61

Board Members and Officers (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 42	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

62	COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

COLUMBIA ASIA PACIFIC EX-JAPAN FUND — 2011 ANNUAL REPORT	63

Columbia Asia Pacific ex–Japan Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The
Fund is distributed by Columbia Management Investment Distributors, Inc., member
FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6532 E (12/11)

Annual Report

Columbia

Multi-Advisor International Value Fund

Annual Report for the Period Ended October 31, 2011

Columbia Multi-Advisor International Value Fund seeks to provide shareholders with long-term capital growth.

Not FDIC insured ¡ No bank guarantee  ¡ May lose value

Your Fund at a Glance	2

Manager Commentary	5

The Fund’s Long-term Performance	20

Fund Expense Example	22

Portfolio of Investments	24

Statement of Assets and Liabilities	36

Statement of Operations	38

Statement of Changes in Net Assets	40

Financial Highlights	42

Notes to Financial Statements	48

Report of Independent Registered Public Accounting Firm	68

Federal Income Tax Information	70

Board Members and Officers	71

Proxy Voting	79

Approval of the Subadvisory Agreement between Dimensional Fund Advisors, L.P. and Columbia Management Investment Advisers, LLC	79

See the Fund’s prospectus for risks associated with investing in the Fund.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	1

Your Fund at a Glance

FUND SUMMARY

>	Columbia Multi-Advisor International Value Fund (the Fund) Class A shares decreased 9.12% (excluding sales charge) for the 12 month period ended October 31, 2011.

>	The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Value Index (Net), which fell 5.45% for the 12-month period.

ANNUALIZED TOTAL RETURNS (for period ended October 31, 2011)

	1 year	3 years	5 years	10 years
Columbia Multi-Advisor International Value Fund Class A (excluding sales charge)	-9.12%	+7.82%	-6.59%	+5.15%
MSCI EAFE Value Index (Net) (unmanaged)	-5.45%	+9.30%	-3.96%	+5.92%
MSCI EAFE Value Index (Gross) (unmanaged)	-4.89%	+9.95%	-3.39%	+6.48%

(See “The Fund’s Long-term Performance” for a description of the index)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses and taxes (except the MSCI EAFE Value Index (Net) which reflects reinvested dividends net of withholding taxes. It is not possible to invest directly in an index.

2	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS

at October 31, 2011
Without sales charge	1 year	3 years	5 years	10 years	Since inception*
Class A (inception 9/28/01)	-9.12%	+7.82%	-6.59%	+5.15%	N/A
Class B (inception 9/28/01)	-9.90%	+6.94%	-7.30%	+4.34%	N/A
Class C (inception 9/28/01)	-9.94%	+7.02%	-7.29%	+4.35%	N/A
Class I (inception 3/4/04)	-8.72%	+8.48%	-6.08%	N/A	+3.02%
Class R4 (inception 9/28/01)	-8.97%	+8.20%	-6.24%	+5.43%	N/A
Class Z (inception 9/27/10)	-9.11%	N/A	N/A	N/A	-5.34%

With sales charge
Class A (inception 9/28/01)	-14.29%	+5.69%	-7.68%	+4.53%	N/A
Class B (inception 9/28/01)	-14.31%	+6.06%	-7.56%	+4.34%	N/A
Class C (inception 9/28/01)	-10.82%	+7.02%	-7.29%	+4.35%	N/A

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

*For	classes with less than 10 years performance.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	3

Your Fund at a Glance (continued)

MORNINGSTAR STYLE BOXTM

The Morningstar Style BoxTM is based on the Fund’s portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2011 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

4	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

Manager Commentary

Columbia Multi-Advisor International Value Fund is managed by three independent money management firms pursuant to subadvisory agreements with the Fund’s Investment Manager, Columbia Management Investment Advisors, LLC (the Investment Manager) and each invests a portion of the portfolio’s assets as allocated by the Investment Manager. As of October 31, 2011, AllianceBernstein L.P. (AllianceBernstein), Tradewinds Global Investors, LLC (Tradewinds) and Mondrian Investment Partners Limited (Mondrian) managed approximately 46%, 30% and 24% of the portfolio, respectively. Effective November 16, 2011, AllianceBernstein was terminated as one of the Fund’s subadvisers, and Dimensional Fund Advisors, L.P. (DFA) assumed responsibility for that portion of the portfolio’s assets.

Dear Shareholders,

Columbia Multi-Advisor International Value Fund (the Fund) Class A shares declined 9.12% (excluding sales charge) for the 12 months ended October 31, 2011. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Value Index (Net) (MSCI Index), which fell 5.45% for the same period.

COUNTRY BREAKDOWN(1) (at October 31, 2011)
Australia	4.4%
Austria	0.4
Belgium	1.2
Bermuda	0.5
Brazil	1.4
Canada	5.6
China	0.2
Denmark	0.3
Finland	0.8
France	10.0
Germany	7.8
Hong Kong	1.2
India	0.1
Indonesia	0.3
Ireland	0.2
Italy	2.1
Japan	23.4
Jersey	0.3
Luxembourg	0.4

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	5

Manager Commentary (continued)

COUNTRY BREAKDOWN(1) (at October 31, 2011) (continued)
Netherlands	4.5
New Zealand	0.7
Norway	0.6
Poland	0.2
Portugal	0.3
Russian Federation	1.4
Singapore	3.0
South Africa	1.6
South Korea	2.4
Spain	0.8
Sweden	0.2
Switzerland	2.8
Taiwan	0.4
Thailand	0.2
Turkey	0.2
United Kingdom	19.0
Other(2)	1.4

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

Significant performance factors

AllianceBernstein:    The 12-month period ended October 31, 2011 was one of extraordinary volatility, wherein correlations among stocks surged,

TOP TEN HOLDINGS(1) (at October 31, 2011)
AstraZeneca PLC (United Kingdom)	2.3%
BP PLC (United Kingdom)	1.7
Vodafone Group PLC (United Kingdom)	1.6
Sanofi (France)	1.6
GlaxoSmithKline PLC (United Kingdom)	1.6
Royal Dutch Shell PLC, Class A (United Kingdom)	1.4
Allianz SE, Registered Shares (Germany)	1.3
Rio Tinto PLC (United Kingdom)	1.2
Telecom Italia SpA (Italy)	1.2
Nippon Telegraph & Telephone Corp. (Japan)	1.1

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

6	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

and active managers struggled to beat their benchmarks. The annual period began in late 2010 with gains in the global equity markets as optimism for global economic recovery in 2011 was the dominant sentiment. During the first quarter of 2011, the market advance continued, as the global economic recovery continued and corporate profitability improved. However, unrest in the Middle East and North Africa, followed by the earthquake, tsunami and nuclear disasters in Japan, tempered market gains. During the second quarter of 2011, fears that the economic recovery was sputtering drove global equity markets down — until a deal on Greece’s sovereign debt crisis set off a late-quarter rally that mitigated declines in most markets. During the third calendar quarter, global equities faced the most volatile conditions experienced since the financial crisis of 2008-2009 and, in turn, declined steeply. Investors fled to what they perceived as safer sectors, regions and assets amid growing fears that the European sovereign debt crisis and renewed economic weakness could push the global economy into recession. This dramatic drop was followed by a sharp rebound in October, driven by more encouraging economic and political news. Amidst these volatile market conditions, our portion of the Fund’s portfolio underperformed the MSCI Index during the 12-month period.

The main driver of our portion of the Fund’s relative underperformance was our exposure to deep-value stocks. While investing in deep-value stocks has been rewarding over the long term, the annual period ended October 31, 2011 was one of the worst years for this market segment in the last 40 years, surpassed only during the peak of the Internet bubble and the depths of the 2008-2009 financial crisis.

Within our portion of the Fund, stock selection detracted from returns, particularly in the financials and consumer discretionary sectors. To a somewhat more modest degree, stock selection in the industrials, materials and utilities sectors also hampered relative results. Individual detractors during the annual period included Societe Generale, Tokyo Electric Power and Esprit Holdings. French bank Societe Generale detracted amid lingering worries over the European sovereign debt crisis. Tokyo Electric Power was the owner of the Fukushima Daiichi nuclear power plant that was severely impacted by the March 2011 Japanese earthquake and tsunami. Shares of Hong Kong-based retailer Esprit Holdings declined during the annual period due to concerns over the company’s exposure to European markets and as investors grew frustrated with the speed of the company’s turnaround efforts.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	7

Manager Commentary (continued)

From a sector allocation perspective, an underweight in the consumer staples sector detracted most from performance.

On the positive side, individual stock selection in consumer staples proved effective. Stock selection in the health care and telecommunication services sectors also contributed to our portion of the Fund’s results. Among the top contributors to the Fund’s results during the annual period were Japan Tobacco, Nippon Telegraph & Telephone and BP. Shares of Japan Tobacco and Nippon Telegraph & Telephone rose as investors favored what they considered to be defensive names during much of the annual period. BP was a strong contributor, as the stock rebounded significantly from its decline in the months following the Gulf of Mexico oil spill.

The countries that detracted most from our portion of the Fund’s performance during the annual period were Hong Kong, France, Germany and the United Kingdom. Our portion of the Fund’s overall positioning in Japan, Norway and Spain contributed most positively to its relative returns.

Tradewinds:    International equity markets exhibited notable volatility during the annual period, with large-scale political upheaval, natural disasters and sovereign debt concerns all contributing to market instability. The annual period began on a fairly steady upward trend through February 2011, despite widespread civil uprisings in the Middle East and North Africa, but volatility significantly intensified in March, as a result of the tragic Tohuku earthquake and tsunami in Japan. Following indecisive movements in April, international equity markets fell into a downward trend through the rest of the second calendar quarter on multiple economic and political headwinds. International equity markets then took a decidedly negative turn starting in late July, with many equity markets declining steeply in part on the possibility of the U.S.’ AAA long-term credit rating being downgraded following rancorous political wrangling over the nation’s debt ceiling. Possibility turned into reality on August 5, 2011, when Standard & Poor’s cut its rating of the U.S. to AA+. Lacking a clear model to contextualize the historically unprecedented move, international equity markets settled into a wide channel of volatility for the rest of August through September. Equities dynamically rose and fell during this time on alternating positive and negative economic data, news flow regarding continuing European economic troubles and renewed global stimulus efforts. By the end of the third calendar quarter, equities had tumbled to a degree not seen since the depths of the 2008-2009 global

8	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

financial crisis. October provided a welcome relief, with select positive economic reports providing some investors with a reason to assume a larger risk appetite.

Amidst these market conditions, our portion of the Fund’s portfolio modestly underperformed the MSCI Index during the annual period ended October 31, 2011. Detracting the most from relative returns was stock selection. Sector allocation overall contributed positively to relative results.

Individual stock selection in the information technology and consumer discretionary sectors detracted most. Within the information technology sector, declines in Nintendo and Nokia were the largest drag on performance. Within the consumer discretionary sector, positions in Home Retail Group and Wacoal Holdings drove underperformance. To a lesser degree, stock selection in the consumer staples, energy and industrials sectors also hindered relative results. There were no major detractors from our portion of the Fund’s results from a sector allocation perspective during the annual period.

The individual holdings that detracted most from our portion of the Fund’s relative performance were Carrefour, Nintendo and Nokia. All three company stocks recorded declines during the annual period. Shares of French retailer Carrefour declined on an overall sell-off in European equities during the annual period as well as due to lower than expected operating margins. Nintendo and Nokia both suffered from weak product offerings that led to lower than expected revenues. By the end of the annual period, we had increased our portion of the Fund’s positions in each holding based on a combination of share price weakness and what we considered to be still-attractive prospects ahead. We believe Carrefour remains one of the top retailers in the world, with a strong position in Europe and growing strength in Brazil, China, Colombia, Argentina and Indonesia. Nintendo, a global leader in video game hardware and software, remains, in our view, a strong franchise with a significant amount of cash on its balance sheet, which should give it time to develop and launch new products that could lead to positive sales growth. Mobile phone manufacturer Nokia can ultimately, we believe, be successful in its partnership with Microsoft to adopt its Windows smartphone platform. Additionally, despite its lack of market share in the smartphone space, Nokia continues to have strong brand recognition and distribution channels with its featured phone offerings, especially in emerging markets. Nokia remains a global leader among

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	9

Manager Commentary (continued)

handset makers, and we believe the company remains a strong franchise. We further believe that Nokia’s intellectual property rights, distribution, brand, and component or chipset efficiency should help the company enjoy a margin advantage over its smaller competitors.

Partially offsetting these detractors was effective individual stock selection in the health care and materials sectors. Health care companies as a whole performed comparatively well as many investors flocked to the perceived safety of companies with stable near-term cash flows and cash-rich balance sheets. Within materials, our portion of the Fund benefited from positive returns from select gold-related holdings. The individual holdings that contributed most to our portion of the Fund’s relative performance during the annual period were Coca-Cola West, Nippon Telegraph & Telephone and Suncor Energy. Each of these stocks recorded positive returns for the time during which they were held in our portion of the Fund. Coca-Cola West and Nippon Telegraph & Telephone experienced share price rebounds after a meaningful sell-off in Japanese equities following the earthquake and subsequent tsunami that struck Japan in March 2011. We reduced our portion of the Fund’s positions in each of these holdings during the annual period. Shares of Canadian integrated oil sands producer Suncor Energy benefited from higher oil prices in the first half of 2011, and we subsequently eliminated the position from our portion of the Fund based on its stock price appreciation.

From a sector allocation perspective, having a substantially underweighted exposure to financials, which was among the worst performing sectors in the benchmark index during the annual period, contributed positively to our portion of the Fund’s relative results. Within financials, our portion of the Fund’s underweighting to European banks, which experienced meaningful volatility and declines during the annual period due to the ongoing Eurozone sovereign debt crisis, particularly helped. Having an overweighted exposure to telecommunication services, which outpaced the benchmark index during the annual period, further boosted our portion of the Fund’s relative results.

Country allocation also contributed positively to our portion of the Fund’s results. Indeed, exposure to South Africa, which is not a component of the benchmark index, and positioning in Japan, Germany, Italy and Spain more than outweighed the detracting effects of exposure to South Korea, also not

10	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

a component of the benchmark index, and positioning in Australia, France, Switzerland and the United Kingdom.

Mondrian:    Chastened by fears stemming from the structural deleveraging of consumers and governments across the Western developed economies, the ongoing Eurozone sovereign debt crisis and weakening global macroeconomic data, global equity markets exhibited elevated levels of volatility and trended downward over the 12 months ended October 31, 2011. During the same time frame, a divergence between the performance of small and large capitalization stocks developed. Led by financials (in particular, banks), larger companies underperformed their smaller-cap counterparts.

Given this backdrop, our portion of the Fund’s portfolio outperformed the benchmark index during the annual period. The primary contributor to such results was effective individual stock selection, which more than offset negative currency effects. Of the larger European markets, positive contributions came from the UK and to a lesser extent Germany both due to stock selection as well as a lack of exposure to some peripheral markets. Negative contribution arose from France. Within Asia Pacific, negative contributions from Japan due to the overweight exposure to the market and Australia due to negative stock selection.

Among our portion of the Fund’s outstanding contributors were three U.K. companies — containers and packaging company Rexam, chemicals company Croda International and machinery company Weir Group. Each generated positive returns during the annual period. By the end of the annual period, we had trimmed our portion of the Fund’s position in Rexam, added to its position in Croda International following a meeting with its management, and sold its position in Weir Group as its market capitalization went above our market capitalization investment criteria.

Individual disappointments within our portion of the Fund included Australian commercial services firm Transfield Services, Singapore-based water utilities company Hyflux, and Dutch construction and engineering firm Boskalis Westminster. Each saw its shares decline during the annual period. Seeking to take advantage of what we believed was temporary weakness, we added to our portion of the Fund’s positions in each of these company’s stocks by the end of the annual period.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	11

Manager Commentary (continued)

Changes to the Fund’s portfolio

AllianceBernstein:    The largest purchases or additions we made within our portion of the Fund during the annual period were ING Groep, Toyota Motor and Roche Holding. We added ING Groep based on our research that suggested the financials company could repay the Dutch state and its core debt via retained earnings and a sale of its insurance operations. Indeed, the divestment of its insurance business, we believed, should highlight the undervaluation of a bank that is capable of earning low double-digit returns. We added Toyota Motor after its shares lagged peers due to recall issues and higher yen exposure. We also had a positive view on auto companies broadly, and we considered Toyota Motors’ relative stock valuation on a normalized basis as attractive. Swiss pharmaceuticals company Roche Holding had underperformed its peers for several years, leading to a more compelling valuation, in our view. The market had become concerned about revenue loss and the potential for bio-generics, but we believed those worries were overstated. We liked the company because the duration of Roche Holdings’ assets is longer than that of other pharmaceutical companies, yet, in our view, the company was not getting recognition for its pipeline. Roche Holding also announced a restructuring program in an effort to compensate for recent sales challenges and improve its profitability.

During the annual period, we sold our portion of the Fund’s position in German pharmaceuticals company Bayer and trimmed its positions in the Netherlands’ integrated energy company Royal Dutch Shell and U.K. diversified mining company Xstrata. We sold the position in Bayer following strong relative performance to rotate into what we believed were more attractively valued stocks. We trimmed our portion of the Fund’s positions in Royal Dutch Shell and Xstrata to rotate into opportunities that had what we considered to be better near-term risk and return profiles.

Although our portion of the Fund’s portfolio is constructed based on bottom-up security selection, not top-down sector or country selection, the greatest increases in relative sector weightings over the annual period were to the consumer discretionary and health care sectors. During the annual period, we decreased our portion of the Fund’s relative weight in telecommunication services. From a country perspective, the largest increases in relative weightings over the annual period were to the Netherlands, Switzerland and Japan. The largest decreases in relative country weightings were to France, Italy, Denmark and Hong Kong.

12	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

At October 31, 2011, our portion of the Fund was overweighted relative to its benchmark index in the consumer discretionary and telecommunication services sectors. On the same date, our portion of the Fund was underweighted relative to its benchmark index in the consumer staples, financials and industrials sectors and was relatively neutrally weighted to its benchmark index in the energy, health care, information technology, materials and utilities sectors.

From a country perspective, our portion of the Fund was most overweighted relative to its benchmark index in Japan, the Netherlands, Canada, South Korea and Brazil and was most underweighted relative to its benchmark index in Australia, Switzerland, Sweden, Hong Kong, Spain and the United Kingdom at the end of the annual period.

Tradewinds:    New positions in our portion of the Fund during the annual period included Cameco and Niko Resources. Cameco is one of the world’s largest publicly traded uranium exploration and mining companies as measured by market capitalization. The company’s primary asset is a 50% controlling stake in the uranium deposit at Cigar Lake in Saskatchewan, Canada, the largest known undeveloped high-grade uranium deposit in the world. Shares of Cameco declined following the news of the stricken Fukushima Daiichi nuclear plant in Japan, which catalyzed extremely negative sentiment toward companies involved in the nuclear chain and caused a drop in the price of uranium. We believe, however, that the correction in the share price of Cameco caused by this negativity was overdone, and we were attracted to the long-term fundamentals of the company and the industry. We decided to take a position in our portion of the Fund in Cameco during the second calendar quarter on share price weakness.

Niko Resources is a Canadian-based independent international oil and gas company with operations in South Asia and the Caribbean. The company is the largest non-government holder of exploration acreage in both Indonesia and Trinidad and has production facilities in India and Bangladesh. Niko Resources, then, has meaningful exposure to regions with growing energy demand and has, we believe, the potential to increase energy output to meet rising demand. In our view, the company also has a disciplined and conservative management team that has maintained a strong balance sheet with minimal merger and acquisition activity. We decided to initiate a position in our portion of the Fund in Niko Resources given its strategic asset base and exposure to high growth markets.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	13

Manager Commentary (continued)

In addition to the sale of Suncor Energy, already mentioned, we also eliminated our portion of the Fund’s holding in Royal Dutch Shell during the annual period. Shares of integrated energy company Royal Dutch Shell benefited in 2011 from the approval by the U.S. Interior Department to resume some of its activities for a deepwater exploration plan in the Gulf of Mexico. Investors also favored Royal Dutch Shell’s agreement to sell its Stanlow refinery, the U.K.’s second-biggest oil refinery, to India’s Essar Energy. During the annual period, Royal Dutch Shell delivered solid net performance as key start-up projects remained on track with their ramp-up costs and targets, thus contributing positively to production volumes. We decided to exit our portion of the Fund’s position in the company during the third calendar quarter, as we believed its shares had reached our estimate of the company’s intrinsic worth.

The greatest increases in relative sector weightings over the annual period were to the health care and financials sectors. During the annual period, we decreased our portion of the Fund’s relative weightings in energy, information technology, materials and consumer staples. From a country perspective, the largest increases in relative weightings over the annual period were to the Netherlands and Finland. The largest decreases in relative country weightings were to Japan, the United Kingdom and Brazil.

At October 31, 2011, our portion of the Fund was overweighted relative to its benchmark index in the industrials, information technology, materials and telecommunication services sectors. On the same date, our portion of the Fund was underweighted relative to its benchmark index in the consumer discretionary, consumer staples, energy and financials sectors and was relatively neutrally weighted to its benchmark index in the health care and utilities sectors.

Of the countries in which our portion of the Fund had exposure, Canada, Japan, South Africa, Finland, France, South Korea, Brazil, Belgium and Russia were most overweighted relative to its benchmark index and Australia, Germany, Switzerland and the United Kingdom were most underweighted relative to its benchmark index at the end of the annual period.

Mondrian:    During the annual period, we initiated positions in several companies. To highlight just a few, we established a position in our portion of the Fund in Rubis, a France-based independent company involved in

14	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

downstream energy services. Through two divisions, the company is engaged in the distribution of liquefied petroleum gas to residential, agricultural/livestock and industrial customers as well as terminal storage for petroleum, chemicals and agricultural products. In our view, the company benefits from being part of a high barrier to entry industry as well as from recurring revenue and visibility in the form of long-term contracts. In addition, we believed it to have a solid track record and a well-capitalized balance sheet and to be strongly cash generative supporting a progressive dividend policy.

Another new purchase for our portion of the Fund during the annual period was Christian Hansen, a Denmark-based leading global supplier of cultures and enzymes used in the manufacture of yogurt and cheese in what many consider to be an oligopolistic market with high barriers to entry. The company also supplies the human health and animal feed industries with probiotic supplements as well as natural colors for use in food and beverages. In our view, the company stands to benefit from global trends, such as demographics and increased wealth, that we expect to drive consumption of meat and dairy products. We also liked the company based on its internationally-diverse customer base, strong focus on innovation and good cash generation, which should, we believe, enable future growth and support its progressive dividend policy.

We also purchased Monadelphous, a western Australia-based mechanical, structural and electrical engineering construction and maintenance company focused on the resource sector as well as the energy and infrastructure sectors. Demand stems from capital expenditure on energy and mining projects in western Australia needed to satisfy the world’s insatiable thirst for energy and mineral resources. Furthermore, the company’s management is, in our view, conservative, has an excellent track record and has built a strong company balance sheet.

Among the sales made during the annual period in our portion of the Fund were French aerospace and defense equipment manufacturer Societe Industrielle D’Aviations Latecoere (Latecoere), Hong Kong-based machinery manufacturer Fong’s Industries and French commercial financial services firm Financiere Marc de Lacharriere (Fimilac). We sold Latecoere due to what we considered more attractive investment alternatives found elsewhere. We eliminated our portion of the Fund’s position in Fong’s Industries due to a change in the company’s fundamentals. A bid offer from

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	15

Manager Commentary (continued)

a state-owned enterprise in China was received and accepted by senior management who will cease to be involved in the operations of the company. We sold the position in Fimilac due to a change in its company fundamentals that affected its long-term valuation as determined by our in-house dividend discount methodology.

As indicated earlier, our sector and country allocations are a residual of stock selection decisions that include assessment of underlying top-down macro, industry and currency factors as well as bottom-up company-related factors. That said, during the annual period, our portion of the Fund’s exposure to the energy sector decreased and its exposure to the materials sector increased relative to its benchmark index. From a country perspective, the largest increases in relative weightings over the annual period were to Australia, Singapore and Germany. The largest decreases in relative country weightings were to Japan and the Netherlands.

At October 31, 2011, our portion of the Fund was overweighted relative to its benchmark index in the industrials, information technology and health care sectors. On the same date, our portion of the Fund was underweighted relative to its benchmark index in the consumer discretionary, consumer staples, energy and financials sectors and was relatively neutrally weighted to its benchmark index in the materials, telecommunication services and utilities sectors. In order to ensure prudent diversification, we seek to ensure that the portfolio does not exceed 25% exposure to any single industry.

From a country perspective, our portion of the Fund was most overweighted relative to its benchmark index in Singapore, the United Kingdom, Germany, France, the Netherlands, New Zealand and Hong Kong and was most underweighted relative to its benchmark index in Japan, Canada, Switzerland, Sweden, Australia, Austria, Belgium, Finland, Italy and Norway.

Our future strategy

Tradewinds:    We anticipate major swings in the performance of international equity markets to continue based on macroeconomic and political factors. That said, we also believe that specific undervalued equities offer investors one of the few avenues for protecting and increasing capital over the long term. At the end of the annual period, we were finding several attractive opportunities, in our view, especially among energy and precious metals firms with under appreciated assets. We believe the most

16	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

effective way to limit the impact of equity market volatility and downdrafts is to build positions in exceptional businesses like these at inexpensive entry points and then maintain those positions until they become fully valued, an even greater value disconnect is discovered or further information undercuts the initial analysis. While this style of investment can be subject to short-term underperformance, we believe investors with resolve may well find their long-term goals best achieved via just such a philosophy.

Indeed, many investors shun volatility at any price, but we are attracted to the opportunities indiscriminate market movements can create. These opportunities come in the form of what we believe to be irrationally discounted prices for quality businesses producing true wealth. In contrast to the currently popular idea that consumption is the path to wealth, we believe that real wealth is to be found in the creation of goods and services that are highly valued by great numbers of people. Though dislocations between consumer desires and the structure of global production have been papered over for some time now by expansionary monetary polities, we believe history shows that policies that can not be sustained will not be sustained. Going forward, in what may well continue to be volatile market conditions we intend to seek to gain relatively low-cost exposure to great companies that we believe stand to benefit from the eventual recognition of our estimate of their intrinsic value as producers of real wealth.

Mondrian:    Our outlook remains cautious for global economies in 2012. Based on this view, our strategy going forward in our portion of the Fund’s portfolio is to remain overweight the U.K. The U.K. central bank has embarked on a further quantitative easing exercise, and its government is making efforts to spur growth through private sector-led investment growth in a number of initiatives, such as energy, transport and manufacturing, in an effort to offset cuts in public spending. Our portion of the Fund’s U.K. investments were, at the end of the annual period, primarily focused on the industrial and services segments, in particular high-end engineering companies that manufacture customized finished products or provide services critical within supply chains. In our view, these companies have defensive revenue streams that are dependent on non-discretionary spending and are less exposed to the cyclicality of the capital expenditure cycle. Their businesses, we believe, are driven by preventive maintenance

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	17

Manager Commentary (continued)

and replacement-related demand, generating sustainable cash flow to support their long-term progressive dividend payouts.

As for the Eurozone, we believe the continent is likely to face a prolonged period of slow economic growth. Such lackluster growth will be based, in our view, on the ongoing effects of budget discipline by governments in both the periphery and the core, on tightening credit conditions as the banking sector bolsters its balance sheets to meet stricter capital requirements, and on weak confidence held by both households and corporations. Despite the backdrop of sluggish economic growth and macro-economic risks posed by the banking sector due to its exposure to sovereign debt of the PIIGS countries (Portugal, Italy, Ireland, Greece and Spain), we believe we have identified some attractive stocks in these nations’ equity markets from a bottom-up perspective. We also maintain our portion of the Fund’s overweight positions in France and Germany. Like the U.K., the French and German segments of the portfolio are focused on high-end engineering companies that are dominant in their respective niches and have a globally-diversified revenue base.

We currently intend to maintain our portion of the Fund’s overweight in Asia ex-Japan overall, with overweight positions in Hong Kong and Singapore in particular. The two economies, in our view, are beneficiaries of intra-Asian trade as well as cyclical and structural growth in their respective domestic economies. This segment of the portfolio is primarily invested in the industrial and service segments that are beneficiaries of the outsourcing trend to Asia as well as of cyclical and structural changes taking place in Asia that support domestic demand in order to be less reliant on exports.

Finally, we currently intend to maintain our portion of the Fund’s underweight to Japan. While Japan, at the end of the annual period, may offer what some consider a safe haven status relative to its developed peers, the country does face longer-term structural issues. The aging and declining population, resulting in a slowly shrinking tax base and disposable savings pool, may pose problems in funding Japan’s fiscal burden in the future unless government spending normalizes in line with the nation’s declining growth trend. At the stock level, we find that Japanese companies that are focused on enhancing shareholder value tend to be the exporters exposed to movements in the yen. In much of the domestic sector, which tends to be shielded from yen movements, corporate governance remains weak and

18	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

management is generally not aligned to shareholder interests. Nonetheless, we continue to monitor opportunities in the Japanese equity market as we seek to exploit oversold conditions on the back of both equity and yen volatility. At the end of the annual period, our portion of the Fund’s Japanese investments were focused on companies with progressive dividend policies, geographical diversification, and a cost-efficient production model that may be globally diversified, utilizing outsourced production to low-cost countries or procuring components from low-cost countries for domestic assembly.

DFA:    As a firm, we do not attempt to forecast markets or exploit anomalies, and therefore we do not forecast a traditional market outlook. As we assume responsibility for a portion of the Fund’s portfolio in mid-November 2011, we use a value-oriented approach that seeks the sources of higher expected returns aiming to add value beyond what can be achieved via other approaches and conventional benchmarks.

AllianceBernstein L.P.	Mondrian Investment Partners Limited

Tradewinds Global Investors, LLC	Dimensional Fund Advisors, L.P.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	19

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Multi-Advisor International Value Fund Class A shares (from 11/1/01 to 10/31/11) as compared to the performance of the Morgan Stanley Capital International (MSCI) EAFE Value Index (Net) and the MSCI EAFE Value Index (Gross). In comparing the Fund’s Class A shares to the indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectuses.

COMPARATIVE RESULTS
Results at October 31, 2011
	1 year	3 years	5 years	10 years
Columbia Multi-Advisor International Value Fund (includes sales charge)
Class A Cumulative value of $10,000	$8,571	$11,805	$6,705	$15,571
Average annual total return	-14.29%	+5.69%	-7.68%	+4.53%
MSCI EAFE Value Index (Net)(1)
Cumulative value of $10,000	$9,455	$13,058	$8,171	$17,779
Average annual total return	-5.45%	+9.30%	-3.96%	+5.92%
MSCI EAFE Value Index (Gross)(1)
Cumulative value of $10,000	$9,511	$13,292	$8,417	$18,733
Average annual total return	-4.89%	+9.95%	-3.39%	+6.48%

Results for other classes can be found on page 3.

20	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

(1)

The Morgan Stanley Capital International (MSCI) EAFE Value Index (Net) and the MSCI EAFE Value Index (Gross), each an unmanaged index and subset of the MSCI EAFE Index, measures the performance of value stocks in the MSCI EAFE Index. The style characteristics used for index construction include book value to price ratio, 12-month forward earnings to price ratio, and dividend yield. Each index reflects reinvestment of all distributions and changes in market prices. On September 30, 2011, the MSCI EAFE value Index (Net) replaced the MSCI EAFE Value Index (Gross) as the Fund’s primary benchmark. The Fund’s Investment Manager made this recommendation to the Fund’s Board because the Investment Manager believes that the Net version of the index better reflects how dividends paid to the Fund on foreign securities generally are treated for tax purposes and, therefore, provides a more appropriate basis for comparing the Fund’s performance. Information on both versions of the Index will be included for a one-year transition period. Thereafter, only the Net version will be included.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	21

Fund Expense Example

(Unaudited)

Understanding your expenses

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the “Compare with other funds” information with details on using the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would have been higher.

22	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

May 1, 2011 — October 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	820.70	1,016.78	7.80	8.64	1.69%
Class B	1,000.00	1,000.00	816.40	1,012.92	11.28	12.50	2.45%
Class C	1,000.00	1,000.00	816.60	1,012.98	11.23	12.45	2.44%
Class I	1,000.00	1,000.00	822.20	1,020.02	4.85	5.38	1.05%
Class R4	1,000.00	1,000.00	821.20	1,018.96	5.82	6.45	1.26%
Class Z	1,000.00	1,000.00	820.50	1,018.09	6.60	7.31	1.43%

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until February 28, 2013, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 1.46% for Class A, 2.21% for Class B, 2.21% for Class C and 1.21% for Class Z. Any amounts waived will not be reimbursed by the Fund. This change becomes effective January 1, 2012. If this change had been in place for the entire six month period ended October 31, 2011, the actual expenses paid would have been $7.33 for Class A, $10.91 for Class B, $11.13 for Class C and $6.19 for Class Z; the hypothetical expenses paid would have been $7.57 for Class A, $11.38 for Class B, $11.38 for Class C and $6.29 for Class Z.

The actual and hypothetical expenses paid for Class I and Class R4 would have been the same as those presented in the table above.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	23

Portfolio of Investments

Columbia Multi-Advisor International Value Fund

October 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 97.5%

AUSTRALIA 4.4%
Alumina Ltd.(a)	645,545	$983,366
Australia & New Zealand Banking Group Ltd.(a)	34,700	784,096
Commonwealth Property Office Fund(a)	2,363,476	2,305,523
David Jones Ltd.(a)(b)	311,930	1,101,163
Fairfax Media Ltd.(a)(b)	845,600	819,939
Macquarie Group Ltd.(a)	24,900	641,082
Monadelphous Group Ltd.(a)(b)	56,682	1,078,048
National Australia Bank Ltd.(a)	82,951	2,215,573
Newcrest Mining Ltd.(a)(b)	45,290	1,600,631
OneSteel Ltd.(a)	497,300	632,455
Telstra Corp., Ltd.(a)	140,360	455,740
Transfield Services Ltd.(a)	603,562	1,440,449

Total		14,058,065
AUSTRIA 0.4%
OMV AG(a)	33,000	1,149,928
BELGIUM 1.2%
Belgacom SA(a)(b)	58,527	1,769,787
Delhaize Group SA(a)	19,199	1,254,083
KBC Groep NV (a)	39,999	887,014

Total		3,910,884
BERMUDA 0.5%
Axis Capital Holdings Ltd.(a)	50,739	1,590,668
BRAZIL 1.4%
Banco do Brasil SA(a)	46,000	701,983
Centrais Eletricas Brasileiras SA, ADR(a)(b)	100,116	1,396,618
Petroleo Brasileiro SA, ADR(a)	47,300	1,196,217
Vale SA, ADR(a)	45,200	1,066,720

Total		4,361,538
CANADA 5.6%
Agrium, Inc.(a)	5,900	486,443
Barrick Gold Corp.(a)	62,488	3,093,156
Cameco Corp.(a)	100,862	2,161,473
Kinross Gold Corp.(a)	154,217	2,213,014

Issuer	Shares	Value
Common Stocks (continued)

CANADA (cont.)
Magna International, Inc., Class A(a)(c)	26,450	$1,009,173
Morguard Real Estate Investment Trust(a)	41,900	637,275
National Bank of Canada(a)	6,400	456,781
Nexen, Inc.(a)	115,979	1,969,323
Nexen, Inc.(a)	83,084	1,411,199
Niko Resources Ltd.(a)	19,284	1,060,789
Northern Property REIT(a)	27,700	800,639
Pason Systems Corp.(a)	109,100	1,479,841
Talisman Energy, Inc.(a)	69,636	988,831

Total		17,767,937
CHINA 0.2%
China Petroleum & Chemical Corp., Class H(a)	508,000	480,431
Evergrande Real Estate Group Ltd.(a)	323,000	139,688

Total		620,119
DENMARK 0.3%
Christian Hansen Holding A/S(a)	39,429	857,955
FINLAND 0.8%
Nokia OYJ, ADR(a)	363,455	2,446,052
FRANCE 10.0%
Alstom SA(a)	26,966	1,004,160
Areva SA(a)(b)(c)	29,263	856,642
BNP Paribas SA(a)	32,670	1,458,875
Boiron SA(a)	14,035	399,388
Bouygues SA(a)	70,700	2,640,556
Carrefour SA(a)	79,999	2,116,614
Cie de St. Gobain(a)	28,290	1,307,493
EDF SA(a)	42,957	1,285,601
Faurecia(a)	39,200	1,036,456
IPSOS(a)	23,719	776,143
Medica SA(a)	34,100	679,167
Mersen(a)	24,087	940,311
Neopost SA(a)	33,339	2,535,679
Nexans SA(a)(b)	13,473	847,486
Renault SA(a)	48,830	2,040,223
Rubis(a)	15,934	905,509

The accompanying Notes to Financial Statements are an integral part of this statement.

24	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

Issuer	Shares	Value

Common Stocks (continued)
FRANCE (cont.)
Sanofi(a)	68,819	$4,923,245
Societe Generale SA(a)	97,178	2,782,376
Thales SA(a)	48,536	1,711,726
Vivendi SA(a)	57,190	1,277,992

Total		31,525,642
GERMANY 7.2%
Allianz SE, Registered Shares(a)	35,059	3,900,739
Bayerische Motoren Werke AG(a)	8,750	710,799
Bilfinger Berger SE(a)(b)	19,455	1,736,526
Deutsche Bank AG, Registered Shares(a)	29,420	1,216,475
Deutsche Lufthansa AG, Registered Shares(a)	83,500	1,134,478
E.ON AG(a)	106,690	2,572,828
ElringKlinger AG(a)(b)	34,393	949,024
Fielmann AG(a)(b)	11,277	1,184,879
GFK SE(a)	18,099	836,922
MTU Aero Engines Holding AG(a)	14,463	968,514
Muenchener Rueckversicherungs AG, Registered Shares(a)	10,660	1,427,581
Rational AG(a)(b)	2,703	622,314
Siemens AG, Registered Shares(a)	14,072	1,475,040
Symrise AG(a)	81,191	2,101,627
ThyssenKrupp AG(a)	51,000	1,461,078
Wincor Nixdorf AG(a)	11,058	619,227

Total		22,918,051
HONG KONG 1.1%
AAC Technologies Holdings, Inc.(a)	168,000	384,554
AMVIG Holdings Ltd.(a)	1,203,000	750,610
Arts Optical International Holdings(a)	394,000	127,296
ASM Pacific Technology Ltd.(a)(b)	57,300	629,205
New World Development Co., Ltd.(a)	588,000	619,431
Pacific Basin Shipping Ltd.(a)	2,486,000	1,133,543

Total		3,644,639
INDIA 0.1%
Tata Steel Ltd.(a)	32,300	317,974

Issuer	Shares	Value

Common Stocks (continued)
INDONESIA 0.3%
PT Telekomunikasi Indonesia Tbk, ADR(a)	26,733	$903,575
IRELAND 0.2%
Glanbia PLC(a)	112,437	734,333
ITALY 2.1%
ENI SpA(a)	80,110	1,770,745
Telecom Italia SpA(a)	1,093,430	1,360,530
Telecom Italia SpA(a)	3,434,648	3,604,517

Total		6,735,792
JAPAN 23.3%
Air Water, Inc.(a)	31,000	393,520
Ariake Japan Co., Ltd.(a)	30,400	527,020
Asahi Glass Co., Ltd.(a)	168,000	1,471,165
Asahi Group Holdings Ltd.(a)	46,400	949,856
Bridgestone Corp.(a)	71,600	1,678,812
Coca-Cola West Co., Ltd.(a)	93,000	1,660,877
Dai Nippon Printing Co., Ltd.(a)(b)	251,000	2,629,082
Daiichi Sankyo Co., Ltd.(a)	51,000	990,655
Dowa Holdings Co., Ltd.(a)	77,000	462,076
East Japan Railway Co.(a)	6,000	363,770
FCC Co., Ltd.(a)	67,100	1,417,700
FUJIFILM Holdings Corp.(a)	61,400	1,502,716
Fujitsu Ltd.(a)	224,000	1,197,873
Hogy Medical Co., Ltd.(a)	26,400	1,118,547
Horiba Ltd.(a)	28,900	916,760
Japan Steel Works Ltd. (The)(a)	147,000	1,007,393
Japan Tobacco, Inc.(a)	519	2,594,046
JFE Holdings, Inc.(a)	48,000	913,563
JX Holdings, Inc.(a)	236,200	1,375,838
Konica Minolta Holdings, Inc.(a)(b)	157,500	1,145,664
Mabuchi Motor Co., Ltd.(a)(b)	40,100	1,757,529
Mazda Motor Corp.(a)(c)	542,000	1,139,255
Miraca Holdings, Inc.(a)	26,500	1,010,652
Mitsubishi Corp.(a)	56,200	1,155,863
Mitsubishi Gas Chemical Co., Inc.(a)	98,000	639,616
Mitsubishi UFJ Financial Group, Inc.(a)	194,900	847,023
Mitsui & Co., Ltd.(a)	24,500	357,566
Miura Co., Ltd.(a)	17,700	474,878
MS&AD Insurance Group Holdings, Inc.(a)	107,900	2,113,368

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	25

Portfolio of Investments (continued)

Issuer	Shares	Value

Common Stocks (continued)
JAPAN (cont.)
Namco Bandai Holdings, Inc.(a)	53,500	$775,728
NGK Spark Plug Co., Ltd.(a)	43,000	533,012
Nifco, Inc.(a)	68,200	1,778,746
Nintendo Co., Ltd.(a)	10,600	1,599,228
Nippon Express Co., Ltd.(a)	205,000	792,518
Nippon Telegraph & Telephone Corp.(a)	64,800	3,323,970
Nippon Telegraph & Telephone Corp., ADR(a)	112,600	2,888,190
Nissan Motor Co., Ltd.(a)	200,900	1,847,225
ORIX Corp.(a)	12,830	1,119,742
Otsuka Holdings Co., Ltd.(a)	29,000	744,149
Panasonic Corp.(a)	84,800	857,251
Rohm Co., Ltd.(a)	27,200	1,385,880
Sankyo Co., Ltd.(a)	26,800	1,400,484
Sekisui House Ltd.(a)	165,000	1,477,022
Seven & I Holdings Co., Ltd.(a)	54,000	1,441,030
Sharp Corp.(a)	194,000	1,788,301
Shiseido Co., Ltd.(a)(b)	93,400	1,709,535
Sony Corp.(a)	60,900	1,270,583
Sumitomo Electric Industries Ltd.(a)	121,900	1,351,562
Sumitomo Mitsui Financial Group, Inc.(a)	63,400	1,772,127
Sumitomo Mitsui Trust Holdings, Inc.(a)	361,029	1,235,486
Sumitomo Rubber Industries Ltd.(a)	35,200	439,749
Taiyo Holdings Co., Ltd.(a)	19,200	501,973
Toshiba Corp.(a)	95,000	414,333
Toyota Motor Corp.(a)	76,400	2,536,540
Toyota Motor Corp., ADR(a)(b)	18,784	1,253,081
Ube Industries Ltd.(a)	155,000	454,412
Ushio, Inc.(a)(b)	43,900	649,055
Wacoal Holdings Corp.(a)(b)	124,000	1,464,885
West Japan Railway Co.(a)	24,500	1,038,153

Total		73,656,633
LUXEMBOURG 0.3%
AZ Electronic Materials SA(a)	280,148	1,116,215

Issuer	Shares	Value

Common Stocks (continued)
NETHERLANDS 4.5%
Aegon NV(a)(c)	249,360	$1,189,185
ING Groep NV-CVA(a)(c)	285,570	2,461,893
Koninklijke Ahold NV(a)	100,310	1,281,597
Koninklijke Boskalis Westminster NV(a)	77,349	2,703,555
Koninklijke DSM NV(a)	27,545	1,409,530
QIAGEN NV(a)(c)	48,112	669,179
Randstad Holding NV(a)	27,200	965,669
SBM Offshore NV(a)	31,579	693,866
TNT Express NV(a)	181,626	1,541,016
Wolters Kluwer NV(a)	75,047	1,324,201

Total		14,239,691
NEW ZEALAND 0.7%
Auckland International Airport Ltd.(a)	360,641	680,934
Fisher & Paykel Healthcare Corp., Ltd.(a)	446,250	830,016
Sky City Entertainment Group Ltd.(a)	260,870	742,205

Total		2,253,155
NORWAY 0.6%
Farstad Shipping ASA(a)	19,783	541,147
Marine Harvest ASA(a)(b)	1,811,016	807,157
Telenor ASA(a)	23,500	418,599

Total		1,766,903
POLAND 0.2%
KGHM Polska Miedz SA(a)	10,100	487,622
PORTUGAL 0.3%
EDP-Energias de Portugal SA(a)	318,200	999,631
RUSSIAN FEDERATION 1.4%
Gazprom OAO, ADR(a)	233,593	2,707,895
Lukoil OAO, ADR(a)	12,000	695,054
Polyus Gold International Ltd., GDR(a)(c)	272,820	894,850

Total		4,297,799
SINGAPORE 3.0%
Ascendas Real Estate Investment Trust(a)	790,000	1,285,286
CapitaMall Trust(a)	1,528,099	2,270,416
Ezra Holdings Ltd.(a)	562,000	432,162

The accompanying Notes to Financial Statements are an integral part of this statement.

26	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

Issuer	Shares	Value

Common Stocks (continued)
SINGAPORE (cont.)
Hyflux Ltd.(a)(b)	662,000	$751,791
SATS Ltd.(a)	720,000	1,402,851
SIA Engineering Co., Ltd.(a)	533,000	1,558,020
SMRT Corp., Ltd.(a)(b)	312,000	456,869
StarHub Ltd.(a)	609,000	1,363,076

Total		9,520,471
SOUTH AFRICA 1.6%
AngloGold Ashanti Ltd., ADR(a)	57,686	2,607,984
Exxaro Resources Ltd.(a)	17,320	388,285
Gold Fields Ltd.(a)	112,344	1,947,413

Total		4,943,682
SOUTH KOREA 2.4%
Hana Financial Group, Inc.(a)	9,200	328,655
KB Financial Group, Inc.(a)	18,207	705,373
Kia Motors Corp.(a)	8,030	514,818
Korea Electric Power Corp., ADR(a)(c)	144,068	1,589,070
LG Display Co., Ltd.(a)	30,880	627,014
Samsung Electronics Co., Ltd.(a)	1,080	929,730
SK Telecom Co., Ltd., ADR(a)	188,755	2,791,687

Total		7,486,347
SPAIN 0.8%
Gas Natural SDG SA(a)	92,815	1,725,237
Prosegur Cia de Seguridad SA, Registered Shares(a)	16,495	820,093

Total		2,545,330
SWEDEN 0.2%
AF AB, Class B(a)	40,589	683,768
SWITZERLAND 2.7%
Informa PLC(a)	107,800	626,001
Novartis AG, Registered Shares(a)	46,090	2,596,493
Roche Holding AG, Genusschein Shares(a)	15,000	2,461,041
UBS AG, Registered Shares(a)(c)	96,299	1,215,293
Xstrata PLC(a)	106,400	1,772,258

Total		8,671,086

Issuer	Shares	Value

Common Stocks (continued)
TAIWAN 0.4%
Advanced Semiconductor Engineering, Inc.(a)	443,000	$391,466
AU Optronics Corp.(a)	894,960	385,742
Lite-On Technology Corp.(a)	218,895	206,558
Pegatron Corp.(a)	330,000	356,421

Total		1,340,187
THAILAND 0.2%
PTT PCL, NVDR(a)	55,600	548,167
TURKEY 0.2%
Turkiye Is Bankasi, Class C(a)	105,300	244,744
Turkiye Vakiflar Bankasi Tao, Class D(a)	191,100	324,731

Total		569,475
UNITED KINGDOM 18.9%
AstraZeneca PLC (a)	145,958	7,007,324
Aviva PLC (a)	214,920	1,172,510
Barclays PLC(a)	526,280	1,631,438
Bodycote PLC(a)	122,244	553,076
BP PLC(a)	732,790	5,392,482
British Land Co. PLC(a)	112,983	924,328
Cobham PLC(a)	272,347	785,930
Cookson Group PLC(a)	76,800	590,326
CPP Group PLC(a)	145,049	341,965
Croda International PLC(a)	82,938	2,331,663
De La Rue PLC(a)	123,022	1,666,579
Diploma PLC(a)	136,836	705,839
Domino Printing Sciences PLC(a)	35,114	323,503
GKN PLC(a)	439,800	1,336,999
GlaxoSmithKline PLC(a)	214,791	4,820,418
Greene King PLC(a)	63,330	456,650
Halma PLC(a)	156,624	841,647
Home Retail Group PLC(a)	494,116	797,316
Imperial Tobacco Group PLC(a)	40,700	1,482,576
Interserve PLC(a)	110,434	585,266
Laird PLC(a)	321,543	769,269
Legal & General Group PLC(a)	458,234	807,230
Lloyds Banking Group PLC(a)(c)	2,922,900	1,511,500
Rexam PLC(a)	429,355	2,379,914
Rio Tinto PLC(a)	67,800	3,667,907
Rotork PLC(a)	95,148	2,566,367

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	27

Portfolio of Investments (continued)

Issuer	Shares	Value

Common Stocks (continued)
UNITED KINGDOM (cont)
Royal Dutch Shell PLC, Class A(a)	118,669	$4,207,959
Serco Group PLC(a)	74,547	620,792
Spectris PLC(a)	54,414	1,111,755
Spirax-Sarco Engineering PLC(a)	19,334	593,925
TT electronics PLC(a)	213,283	537,988
Ultra Electronics Holdings PLC(a)	57,872	1,476,547
Victrex PLC(a)	46,664	949,177
Vodafone Group PLC(a)	1,800,964	5,000,713

Total		59,948,878
Total Common Stocks (Cost: $317,285,979)		$308,618,192

Preferred Stocks 0.5%
GERMANY 0.5%
Volkswagen AG, Preferred Shares (a)	9,310	$1,621,334
Total Preferred Stocks (Cost: $1,336,861)		$1,621,334

RIGHTS —%
HONG KONG —%
New World Development Co., Ltd. Rights(a)(c)	294,000	$100,286
Total Rights (Cost: $—)		$100,286

	Shares	Value
Money Market Funds 1.4%
Columbia Short-Term Cash Fund, 0.123%(d)(e)	4,331,412	$4,331,412
Total Money Market Funds (Cost: $4,331,412)		$4,331,412

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 5.7%

Asset-Backed Commercial Paper —%
Gemini Securitization Corporation (FKA Twin Towers)
11/07/11	0.310%	73,980	$73,980
Certificates of Deposit 0.3%
Nordea Bank AB
12/09/11	0.310%	1,000,000	1,000,000
Repurchase Agreements 5.4%
Pershing LLC dated 10/31/11, matures 11/01/11, repurchase price $1,000,005(f)
	0.180%	$1,000,000	$1,000,000
Royal Bank of Canada dated 10/31/11, matures 11/01/11, repurchase price $16,078,446(f)
	0.110%	16,078,397	16,078,397

Total			17,078,397
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $18,152,377)			$18,152,377
Total Investments
(Cost: $341,106,629)			$332,823,601
Other Assets & Liabilities, Net			(16,163,814)
Net Assets			$316,659,787

The accompanying Notes to Financial Statements are an integral part of this statement.

28	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

Summary of Investments in Securities by Industry

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at October 31, 2011:

Industry	Percentage of Net Assets	Value
Aerospace & Defense	1.6%	$4,942,717
Air Freight & Logistics	0.5	1,541,016
Airlines	0.4	1,134,478
Auto Components	3.2	10,179,671
Automobiles	3.7	11,663,274
Beverages	0.8	2,610,734
Building Products	0.9	2,778,658
Capital Markets	1.0	3,072,850
Chemicals	3.5	11,242,131
Commercial Banks	5.6	17,887,775
Commercial Services & Supplies	2.4	7,518,960
Communications Equipment	0.9	2,830,606
Computers & Peripherals	0.9	2,794,410
Construction & Engineering	2.8	8,743,952
Containers & Packaging	1.0	3,130,524
Diversified Financial Services	1.1	3,581,635
Diversified Telecommunication Services	5.0	16,002,901
Electric Utilities	2.5	7,843,747
Electrical Equipment	2.3	7,406,745
Electronic Equipment, Instruments & Components	2.4	7,722,233
Energy Equipment & Services	1.0	3,147,017
Food & Staples Retailing	1.9	6,093,324
Food Products	0.6	2,068,510
Gas Utilities	0.8	2,630,746
Health Care Equipment & Supplies	0.6	1,948,563
Health Care Providers & Services	0.5	1,689,819
Hotels, Restaurants & Leisure	0.4	1,198,855
Household Durables	1.7	5,393,157
Industrial Conglomerates	0.6	2,065,366
Insurance	3.8	12,201,281
Internet & Catalog Retail	0.2	797,316
Leisure Equipment & Products	0.7	2,176,215
Life Sciences Tools & Services	0.2	669,179
Machinery	1.8	5,817,953
Marine	0.4	1,133,543
Media	1.4	4,383,206
Metals & Mining	7.8	24,510,352
Multiline Retail	0.3	1,101,163
Office Electronics	1.2	3,681,343
Oil, Gas & Consumable Fuels	8.6	27,116,330
Personal Products	0.5	1,709,535
Pharmaceuticals	7.6	23,942,713
Professional Services	0.5	1,649,437

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	29

Portfolio of Investments (continued)

Summary of Investments in Securities by Industry (continued)

Industry	Percentage of Net Assets	Value
Real Estate Investment Trusts (REITs)	2.6%	$8,223,468
Real Estate Management & Development	0.3	859,404
Road & Rail	0.9	2,651,310
Semiconductors & Semiconductor Equipment	1.1	3,336,280
Software	0.5	1,599,228
Specialty Retail	0.4	1,184,879
Textiles, Apparel & Luxury Goods	0.5	1,592,181
Tobacco	1.3	4,076,622
Trading Companies & Distributors	0.5	1,513,429
Transportation Infrastructure	1.2	3,641,804
Water Utilities	0.2	751,791
Wireless Telecommunication Services	2.9	9,155,476
Other(1)	7.1	22,483,789
Total		$332,823,601

(1)	Includes Cash Equivalents.

Investments in Derivatives

At October 31, 2011, $106,894 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Futures Contracts Outstanding at October 31, 2011
Contract Description	Number of Contracts Long (Short)	Notional Market Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
EURO STOXX 50 Index	31	$1,024,325	Dec. 2011	$181,128	$—

The accompanying Notes to Financial Statements are an integral part of this statement.

30	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

Forward Foreign Currency Exchange Contracts Open at October 31, 2011
Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation	Unrealized Depreciation
J.P. Morgan Securities, Inc.	Nov. 3, 2011	414,000 (AUD	)	437,586 (USD	)	$1,271	$—
J.P. Morgan Securities, Inc.	Nov. 3, 2011	99,764 (USD	)	168,203 (BRL	)	—	(1,818)
J.P. Morgan Securities, Inc.	Nov. 15, 2011	3,140,000 (CAD	)	3,168,133 (USD	)	18,825	—
J.P. Morgan Securities, Inc.	Nov. 15, 2011	4,640,000 (EUR	)	6,617,986 (USD	)	198,461	—
J.P. Morgan Securities, Inc.	Nov. 15, 2011	1,219,000 (EUR	)	1,660,929 (USD	)	—	(25,580)
J.P. Morgan Securities, Inc.	Nov. 15, 2011	281,396,000 (JPY	)	3,629,628 (USD	)	29,449	—
J.P. Morgan Securities, Inc.	Nov. 15, 2011	6,513,747 (USD	)	5,475,000 (CHF	)	—	(275,393)
J.P. Morgan Securities, Inc.	Nov. 15, 2011	1,957,671 (USD	)	1,210,000 (GBP	)	—	(12,363)
J.P. Morgan Securities, Inc.	Nov. 15, 2011	653,936 (USD	)	3,575,000 (NOK	)	—	(12,419)
J.P. Morgan Securities, Inc.	Nov. 15, 2011	3,820,454 (USD	)	24,883,000 (SEK	)	—	(5,211)
J.P. Morgan Securities, Inc.	Jan. 31, 2012	2,188,000 (AUD	)	2,225,634 (USD	)	—	(55,225)
J.P. Morgan Securities, Inc.	Jan. 31, 2012	1,294,000 (AUD	)	1,367,321 (USD	)	18,403	—
J.P. Morgan Securities, Inc.	Feb. 15, 2012	4,272,000 (EUR	)	5,884,752 (USD	)	—	(23,032)
J.P. Morgan Securities, Inc.	Feb. 15, 2012	3,868,472 (USD	)	21,747,000 (NOK	)	15,804	—
J.P. Morgan Securities, Inc.	Feb. 15, 2012	3,426,462 (USD	)	22,722,000 (SEK	)	40,957	—
Total						$323,170	$(411,041)

Notes to Portfolio of Investments

(a)	Represents a foreign security. At October 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $310,339,812 or 98.00% of net assets.

(b)	At October 31, 2011, security was partially or fully on loan.

(c)	Non-income producing.

(d)	The rate shown is the seven-day current annualized yield at October 31, 2011.

(e)	Investments in affiliates during the year ended October 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$3,949,432	$191,935,823	$(191,553,843)	$—	$4,331,412	$10,983	$4,331,412

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	31

Portfolio of Investments (continued)

(f)

The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Pershing LLC (0.180%)

Security Description	Value
Fannie Mae Pool	$180,484
Fannie Mae REMICS	119,585
Fannie Mae Whole Loan	577
Fannie Mae-Aces	1,116
Freddie Mac Gold Pool	190,998
Freddie Mac Non Gold Pool	172,025
Freddie Mac Reference REMIC	11,487
Freddie Mac REMICS	116,445
Ginnie Mae I Pool	82,295
Government National Mortgage Association	60,559
United States Treasury Note/Bond	84,429
Total Market Value of Collateral Securities	$1,020,000

Royal Bank of Canada (0.110%)

Security Description	Value
Fannie Mae Pool	$13,052,717
Federal Home Loan Mortgage Corp./Government National Mortgage Association	65
Freddie Mac Gold Pool	3,347,179
Freddie Mac REMICS	4
Total Market Value of Collateral Securities	$16,399,965

Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-voting Depository Receipt
Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
USD	US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

32	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	33

Portfolio of Investments (continued)

Fair Value Measurements (continued)

investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of October 31, 2011:

	Fair Value at October 31, 2011
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$2,262,254	$35,786,328	$—	$38,048,582
Consumer Staples	—	16,558,724	—	16,558,724
Energy	10,267,674	19,995,674	—	30,263,348
Financials	5,402,639	40,323,487	—	45,726,126
Health Care	—	28,250,274	—	28,250,274
Industrials	—	52,539,368	—	52,539,368
Information Technology	2,446,052	19,518,049	—	21,964,101
Materials	9,467,317	29,415,691	—	38,883,008
Telecommunication Services	6,583,452	18,574,925	—	25,158,377
Utilities	2,985,688	8,240,596	—	11,226,284
Preferred Stocks
Consumer Discretionary	—	1,621,334	—	1,621,334
Rights
Financials	—	100,286	—	100,286
Total Equity Securities	39,415,076	270,924,736	—	310,339,812
Other
Money Market Funds	4,331,412	—	—	4,331,412
Investments of Cash Collateral Received for Securities on Loan	—	18,152,377	—	18,152,377
Total Other	4,331,412	18,152,377	—	22,483,789
Investments in Securities	43,746,488	289,077,113	—	332,823,601
Derivatives(c)
Assets
Futures Contracts	181,128	—	—	181,128
Forward Foreign Currency Exchange Contracts	—	323,170	—	323,170
Liabilities
Forward Foreign Currency Exchange Contracts	—	(411,041)	—	(411,041)
Total	$43,927,616	$288,989,242	$—	$332,916,858

The accompanying Notes to Financial Statements are an integral part of this statement.

34	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements. Financial assets were transferred from Level 1 to Level 2 as it was determined that the application of factors received from third party statistical services resulted in a price which was more representative of fair value for these securities as of period end.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)

The amount of securities transferred out of Level 1 into Level 2 during the period was $447,133,036. All foreign securities subject to fair value procedures by the pricing service are classified as Level 2. Transfers between Level 1 and Level 2 are effective as of the beginning of the reporting period.

(c)	Derivative instruments are valued at unrealized appreciation (depreciation).

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	35

Statement of Assets and Liabilities

October 31, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $318,622,840)	$310,339,812
Affiliated issuers (identified cost $4,331,412)	4,331,412
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $1,073,980)	1,073,980
Repurchase agreements (identified cost $17,078,397)	17,078,397
Total investments (identified cost $341,106,629)	332,823,601
Foreign currency (identified cost $1,068,148)	1,069,419
Margin deposits on futures contracts	106,894
Unrealized appreciation on forward foreign currency exchange contracts	323,170
Receivable for:
Investments sold	4,754,940
Capital shares sold	88,087
Dividends	946,920
Interest	8,813
Reclaims	519,173
Expense reimbursement due from Investment Manager	2,421
Prepaid expense	3,958
Total assets	340,647,396
Liabilities
Disbursements in excess of cash	404,869
Due upon return of securities on loan	18,152,377
Unrealized depreciation on forward foreign currency exchange contracts	411,041
Payable for:
Investments purchased	3,933,676
Capital shares purchased	697,628
Variation margin on futures contracts	29,168
Foreign capital gains taxes deferred	4,356
Investment management fees	24,381
Distribution fees	8,682
Transfer agent fees	117,558
Administration fees	2,182
Plan administration fees	5
Other expenses	201,686
Total liabilities	23,987,609
Net assets applicable to outstanding capital stock	$316,659,787

The accompanying Notes to Financial Statements are an integral part of this statement.

36	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

October 31, 2011

Represented by
Paid-in capital	$645,530,757
Undistributed net investment income	7,336,060
Accumulated net realized loss	(328,043,698)
Unrealized appreciation (depreciation) on:
Investments	(8,283,028)
Foreign currency translations	30,795
Forward foreign currency exchange contracts	(87,871)
Futures contracts	181,128
Foreign capital gains tax	(4,356)
Total — representing net assets applicable to outstanding capital stock	$316,659,787
*Value of securities on loan	$16,815,303
Net assets applicable to outstanding shares
Class A	$287,440,687
Class B	$23,042,402
Class C	$5,895,962
Class I	$7,700
Class R4	$217,190
Class Z	$55,846
Shares outstanding
Class A	53,249,495
Class B	4,543,646
Class C	1,172,422
Class I	1,387
Class R4	39,387
Class Z	10,092
Net asset value per share
Class A(a)	$5.40
Class B	$5.07
Class C	$5.03
Class I	$5.55
Class R4	$5.51
Class Z	$5.53

(a)	The maximum offering price per share for Class A is $5.73. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	37

Statement of Operations

Year ended October 31, 2011

Net investment income
Income:
Dividends	$18,466,040
Interest	59,897
Dividends from affiliates	10,983
Income from securities lending — net	718,272
Foreign taxes withheld	(2,165,765)
Total income	17,089,427
Expenses:
Investment management fees	4,602,284
Distribution fees
Class A	922,930
Class B	395,106
Class C	77,683
Transfer agent fees
Class A	1,332,491
Class B	143,941
Class C	28,108
Class R4	161
Class Z	105
Administration fees	426,248
Plan administration fees
Class R4	803
Compensation of board members	15,343
Custodian fees	155,541
Printing and postage fees	120,281
Registration fees	51,429
Professional fees	49,242
Other	26,944
Total expenses	8,348,640
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2,421)
Expense reductions	(128)
Total net expenses	8,346,091
Net investment income	8,743,336

The accompanying Notes to Financial Statements are an integral part of this statement.

38	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$27,201,904
Foreign currency transactions	666,865
Forward foreign currency exchange contracts	(997,697)
Futures contracts	(533,398)
Net realized gain	26,337,674
Net change in unrealized appreciation (depreciation) on:
Investments	(57,760,049)
Foreign currency translations	(179,931)
Forward foreign currency exchange contracts	439,133
Futures contracts	126,304
Foreign capital gains tax	(4,356)
Net change in unrealized depreciation	(57,378,899)
Net realized and unrealized loss	(31,041,225)
Net decrease in net assets from operations	$(22,297,889)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	39

Statement of Changes in Net Assets

	2011	2010(a)
Operations
Net investment income	$8,743,336	$10,409,444
Net realized gain	26,337,674	12,138,087
Net change in unrealized appreciation (depreciation)	(57,378,899)	57,400,160
Net increase (decrease) in net assets resulting from operations	(22,297,889)	79,947,691
Distributions to shareholders from:
Net investment income
Class A	(12,527,546)	(10,408,224)
Class B	(998,877)	(1,121,420)
Class C	(220,987)	(172,298)
Class I	(6,811,007)	(5,085,878)
Class R4	(12,836)	(13,053)
Class Z	(93)	—
Total distributions to shareholders	(20,571,346)	(16,800,873)
Decrease in net assets from share transactions	(311,771,877)	(376,927,018)
Total decrease in net assets	(354,641,112)	(313,780,200)
Net assets at beginning of year	671,300,899	985,081,099
Net assets at end of year	$316,659,787	$671,300,899
Undistributed net investment income	$7,336,060	$15,370,422

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

40	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

Year ended October 31,	2011		2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	1,878,203	11,320,549	4,466,848	25,727,678
Conversions from Class B	1,978,888	12,091,029	2,821,183	15,742,220
Distributions reinvested	2,000,699	11,984,187	1,785,615	10,178,009
Redemptions	(22,281,486)	(134,506,798)	(64,709,819)	(378,889,345)
Net decrease	(16,423,696)	(99,111,033)	(55,636,173)	(327,241,438)
Class B shares
Subscriptions	63,365	358,914	445,851	2,412,868
Distributions reinvested	171,626	973,120	203,446	1,094,541
Conversions to Class A	(2,099,138)	(12,091,029)	(3,004,236)	(15,742,220)
Redemptions	(1,991,636)	(11,395,860)	(4,362,934)	(23,429,375)
Net decrease	(3,855,783)	(22,154,855)	(6,717,873)	(35,664,186)
Class C shares
Subscriptions	88,817	499,657	133,474	716,272
Distributions reinvested	37,292	209,578	30,881	165,521
Redemptions	(563,600)	(3,190,086)	(611,973)	(3,268,727)
Net decrease	(437,491)	(2,480,851)	(447,618)	(2,386,934)
Class I shares
Subscriptions	856,013	5,431,784	1,724,085	10,330,572
Distributions reinvested	1,111,042	6,810,686	872,325	5,085,653
Redemptions	(31,445,200)	(200,189,095)	(4,474,321)	(26,916,804)
Net decrease	(29,478,145)	(187,946,625)	(1,877,911)	(11,500,579)
Class R4 shares
Subscriptions	569	3,539	1,191	7,051
Distributions reinvested	2,072	12,640	2,226	12,910
Redemptions	(24,714)	(157,566)	(27,075)	(156,342)
Net decrease	(22,073)	(141,387)	(23,658)	(136,381)
Class Z shares
Subscriptions	12,144	78,648	411	2,500
Redemptions	(2,463)	(15,774)	—	—
Net increase	9,681	62,874	411	2,500
Total net decrease	(50,207,507)	(311,771,877)	(64,702,822)	(376,927,018)

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	41

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Oct. 31,
	2011	2010	2009	2008	2007
Class A
Per share data
Net asset value, beginning of period	$6.13	$5.67	$5.02	$12.14	$11.00
Income from investment operations:
Net investment income	0.09	0.08	0.08	0.22	0.18
Net realized and unrealized gain (loss)	(0.63)	0.50	1.04	(6.16)	2.10
Total from investment operations	(0.54)	0.58	1.12	(5.94)	2.28
Less distributions to shareholders from:
Net investment income	(0.19)	(0.12)	—	—	(0.13)
Net realized gains	—	—	(0.47)	(1.18)	(1.01)
Total distributions to shareholders	(0.19)	(0.12)	(0.47)	(1.18)	(1.14)
Net asset value, end of period	$5.40	$6.13	$5.67	$5.02	$12.14
Total return	(9.12% )	10.36%	24.97% (a)	(53.60% )	22.31%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.63%	1.57%	1.48%	1.29%	1.38%
Net expenses after fees waived or expenses reimbursed(c)	1.63% (d)	1.57%	1.48%	1.29%	1.38%
Net investment income	1.50% (d)	1.37%	1.73%	2.42%	1.54%
Supplemental data
Net assets, end of period (in thousands)	$287,441	$427,389	$710,323	$659,381	$2,032,189
Portfolio turnover	21%	34%	63%	40%	28%

Notes to Financial Highlights

(a)

During the year ended October 31, 2009, the Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.08%.

(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

42	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

	Year ended Oct. 31,
	2011	2010	2009	2008	2007
Class B
Per share data
Net asset value, beginning of period	$5.75	$5.32	$4.78	$11.69	$10.63
Income from investment operations:
Net investment income	0.05	0.03	0.05	0.15	0.09
Net realized and unrealized gain (loss)	(0.61)	0.48	0.96	(5.88)	2.03
Total from investment operations	(0.56)	0.51	1.01	(5.73)	2.12
Less distributions to shareholders from:
Net investment income	(0.12)	(0.08)	—	—	(0.05)
Net realized gains	—	—	(0.47)	(1.18)	(1.01)
Total distributions to shareholders	(0.12)	(0.08)	(0.47)	(1.18)	(1.06)
Net asset value, end of period	$5.07	$5.75	$5.32	$4.78	$11.69
Total return	(9.90% )	9.63%	23.82% (a)	(53.90% )	21.37%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.38%	2.35%	2.25%	2.05%	2.14%
Net expenses after fees waived or expenses reimbursed(c)	2.38% (d)	2.35%	2.25%	2.05%	2.14%
Net investment income	0.84% (d)	0.62%	1.03%	1.69%	0.80%
Supplemental data
Net assets, end of period (in thousands)	$23,042	$48,327	$80,458	$112,548	$394,631
Portfolio turnover	21%	34%	63%	40%	28%

Notes to Financial Highlights

(a)

During the year ended October 31, 2009, the Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.08%.

(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	43

Financial Highlights (continued)

	Year ended Oct. 31,
	2011	2010	2009	2008	2007
Class C
Per share data
Net asset value, beginning of period	$5.73	$5.31	$4.76	$11.66	$10.62
Income from investment operations:
Net investment income	0.04	0.03	0.04	0.14	0.09
Net realized and unrealized gain (loss)	(0.59)	0.48	0.98	(5.86)	2.03
Total from investment operations	(0.55)	0.51	1.02	(5.72)	2.12
Less distributions to shareholders from:
Net investment income	(0.15)	(0.09)	—	—	(0.07)
Net realized gains	—	—	(0.47)	(1.18)	(1.01)
Total distributions to shareholders	(0.15)	(0.09)	(0.47)	(1.18)	(1.08)
Net asset value, end of period	$5.03	$5.73	$5.31	$4.76	$11.66
Total return	(9.94% )	9.66%	24.14% (a)	(53.96% )	21.35%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.38%	2.33%	2.24%	2.04%	2.13%
Net expenses after fees waived or expenses reimbursed(c)	2.38% (d)	2.33%	2.24%	2.04%	2.13%
Net investment income	0.76% (d)	0.60%	1.01%	1.68%	0.82%
Supplemental data
Net assets, end of period (in thousands)	$5,896	$9,218	$10,917	$12,610	$37,691
Portfolio turnover	21%	34%	63%	40%	28%

Notes to Financial Highlights

(a)

During the year ended October 31, 2009, the Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.08%.

(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

44	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

	Year ended Oct. 31,
	2011	2010	2009	2008	2007
Class I
Per share data
Net asset value, beginning of period	$6.31	$5.83	$5.12	$12.30	$11.13
Income from investment operations:
Net investment income	0.15	0.11	0.12	0.27	0.26
Net realized and unrealized gain (loss)	(0.68)	0.53	1.06	(6.27)	2.09
Total from investment operations	(0.53)	0.64	1.18	(6.00)	2.35
Less distributions to shareholders from:
Net investment income	(0.23)	(0.16)	—	—	(0.17)
Net realized gains	—	—	(0.47)	(1.18)	(1.01)
Total distributions to shareholders	(0.23)	(0.16)	(0.47)	(1.18)	(1.18)
Net asset value, end of period	$5.55	$6.31	$5.83	$5.12	$12.30
Total return	(8.72% )	11.25%	25.72% (a)	(53.37% )	22.79%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.00%	0.95%	0.83%	0.84%	0.97%
Net expenses after fees waived or expenses reimbursed(c)	1.00%	0.95%	0.83%	0.84%	0.97%
Net investment income	2.31%	1.96%	2.49%	3.02%	2.18%
Supplemental data
Net assets, end of period (in thousands)	$8	$185,979	$182,889	$95,736	$196,111
Portfolio turnover	21%	34%	63%	40%	28%

Notes to Financial Highlights

(a)

During the year ended October 31, 2009, the Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.08%.

(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	45

Financial Highlights (continued)

	Year ended Oct. 31,
	2011	2010	2009	2008	2007
Class R4
Per share data
Net asset value, beginning of period	$6.26	$5.80	$5.10	$12.23	$11.08
Income from investment operations:
Net investment income	0.12	0.10	0.10	0.25	0.19
Net realized and unrealized gain (loss)	(0.66)	0.51	1.07	(6.20)	2.12
Total from investment operations	(0.54)	0.61	1.17	(5.95)	2.31
Less distributions to shareholders from:
Net investment income	(0.21)	(0.15)	—	—	(0.15)
Net realized gains	—	—	(0.47)	(1.18)	(1.01)
Total distributions to shareholders	(0.21)	(0.15)	(0.47)	(1.18)	(1.16)
Net asset value, end of period	$5.51	$6.26	$5.80	$5.10	$12.23
Total return	(8.97% )	10.77%	25.61% (a)	(53.27% )	22.42%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.31%	1.27%	1.14%	1.13%	1.26%
Net expenses after fees waived or expenses reimbursed(c)	1.31%	1.27%	1.00%	0.87%	1.26%
Net investment income	1.85%	1.67%	2.14%	2.75%	1.68%
Supplemental data
Net assets, end of period (in thousands)	$217	$385	$493	$558	$2,167
Portfolio turnover	21%	34%	63%	40%	28%

Notes to Financial Highlights

(a)

During the year ended October 31, 2009, the Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.08%.

(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

46	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

	Year ended Oct. 31,
	2011	2010(a)
Class Z
Per share data
Net asset value, beginning of period	$6.31	$6.09
Income from investment operations:
Net investment income	0.13	0.01
Net realized and unrealized gain (loss)	(0.68)	0.21
Total from investment operations	(0.55)	0.22
Less distributions to shareholders from:
Net investment income	(0.23)	—
Total distributions to shareholders	(0.23)	—
Net asset value, end of period	$5.53	$6.31
Total return	(9.11% )	3.61%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.44%	1.21%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.42% (e)	1.21%	(c)
Net investment income	2.21% (e)	1.70%	(c)
Supplemental data
Net assets, end of period (in thousands)	$56	$3
Portfolio turnover	21%	34%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	47

Notes to Financial Statements

October 31, 2011

Note 1. Organization

Columbia Multi-Advisor International Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource International Managers Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R4 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

48	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

Note 2. Summary	of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	49

Notes to Financial Statements (continued)

receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

50	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another and the Funds custodian entered into forward

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	51

Notes to Financial Statements (continued)

foreign currency exchange contracts on the Fund’s behalf in order to facilitate the settlement of purchases and sales of Securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present

52	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at October 31, 2011

Risk Exposure Category	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Net assets — unrealized appreciation on futures contracts	$181,128	*
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	323,170		Unrealized depreciation on forward foreign currency exchange contracts	$411,041
Total		$504,298			$411,041

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended October 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Futures Contracts	Total
Equity contracts	$—	$(678,517)	$(678,517)
Foreign exchange contracts	(997,697)	—	$(997,697)
Interest rate contracts	—	145,119	$145,119
Total	$(997,697)	$(533,398)	$(1,531,095)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Futures Contracts	Total
Equity contracts	$—	$126,304	$126,304
Foreign exchange contracts	439,133	—	$439,133
Interest rate contracts	—	—	$—
Total	$439,133	$126,304	$565,437

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	53

Notes to Financial Statements (continued)

Volume of Derivative Instruments for the Year Ended October 31, 2011

Contracts Opened
Forward Foreign Currency Exchange Contracts	1,173
Futures Contracts	1,515

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and

54	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized gains and unrealized gains at the appropriate rate for those jurisdictions, as applicable.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	55

Notes to Financial Statements (continued)

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees	and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund’s subadvisers (see Subadvisory Agreements below). The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.900% to 0.775% as the Fund’s net assets increase. Prior to April 1, 2011, the fee was adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper International Multi-Cap Value Funds Index. The maximum adjustment was 0.12% per year. If the performance difference was less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $146,722 for the year ended October 31, 2011. The effective management fee rate for the year ended October 31, 2011 was 0.86% of the Fund’s average daily net assets, including the adjustment under the terms of the PIA.

56	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

In September 2010, the Board approved a new IMSA that includes an elimination of the PIA. The management fee under the new IMSA is a percentage of the Fund’s average daily net assets that is equal to the base fee applicable under the prior IMSA. The new IMSA was approved by the Fund’s shareholders at a meeting held on February 15, 2011. Furthermore, effective October 1, 2010, the Investment Manager agreed that for a transitional period of 6 months (which is equal to half of the Fund’s rolling performance fee calculation period), the Fund would compensate the Investment Manager at the lower of: (i) the management fee calculated and capped at the rate calculated under the current IMSA prior to any performance incentive adjustment, or (ii) the fee calculated under the current IMSA including any applicable downward adjustment under the terms of the PIA. This transition agreement terminated effective April 1, 2011 (the conclusion of the transitional period), at which time there was not any negative PIA reducing the investment management services fee.

Subadvisory Agreements

The Investment Manager has entered into Subadvisory Agreements with AllianceBernstein L.P., Tradewinds Global Investors, LLC and Mondrian Investment Partners Limited, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board, of the allocation that is in the best interests of the shareholders. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.

Effective November 16, 2011, the Investment Manager no longer has a Subadvisory Agreement with AllianceBernstein L.P. to manage a portion of the assets of the Fund. Also effective November 16, 2011, the Investment Manager has entered into a Subadvisory Agreement with Dimensional Fund Advisors, L.P. to manage a portion of the assets of the Fund.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2011 was 0.08% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial served as the Fund Administrator.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	57

Notes to Financial Statements (continued)

Other Fees

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended October 31, 2011, other expenses paid to this company were $3,502.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to the share class.

58	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

For the year ended October 31, 2011, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.36%
Class B	0.36
Class C	0.36
Class R4	0.05
Class Z	0.36

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2011, these minimum account balance fees reduced total expenses by $128.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,933,000 and $159,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $219,790 for Class A, $20,665 for Class B and $428 for Class C shares for the year ended October 31, 2011.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	59

Notes to Financial Statements (continued)

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective January 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2011, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian and before giving effect to any performance incentive adjustment, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.65%
Class B	2.40
Class C	2.40
Class I	1.20
Class R4	1.50
Class Z	1.40

Effective January 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, will not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.46%
Class B	2.21
Class C	2.21
Class I	1.01
Class R4	1.31
Class Z	1.21

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

60	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

Note 4. Federal	Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended October 31, 2011, these differences are primarily due to differing treatments for futures contracts, foreign currency transactions, passive foreign investment company (PFIC) holdings and deferral/reversal of wash sale losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$3,793,648
Accumulated net realized loss	(3,793,648)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended October 31,	2011	2010
Ordinary Income	$20,571,346	$16,800,873
Long-Term Capital Gains	—	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$9,422,513
Undistributed accumulated long-term gain	—
Accumulated realized loss	(323,082,230)
Unrealized depreciation	(15,211,253)

At October 31, 2011, the cost of investments for federal income tax purposes was $348,218,788 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$30,875,564
Unrealized depreciation	(46,270,751)
Net unrealized depreciation	$(15,395,187)

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	61

Notes to Financial Statements (continued)

The following capital loss carryforward, determined at October 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$320,913,280
2018	2,168,950
Total	$323,082,230

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended October 31, 2011, $19,945,307 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio	Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $201,712,134 and $518,743,102, respectively, for the year ended October 31, 2011.

Note 6. Lending	of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations

62	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At October 31, 2011, securities valued at $16,815,303 were on loan, secured by U.S. government securities valued at $56,623 and by cash collateral of $18,152,377 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended October 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated	Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder	Concentration

At October 31, 2011, the Investment Manager and/or affiliates owned 100% of the Fund’s Class I shares.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	63

Notes to Financial Statements (continued)

Note 9. Line	of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount was increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Effective December 13, 2011, the Fund extended its revolving credit facility with the Administrative Agent. The credit facility agreement, as amended, permits collective borrowings up to $500 million. Effective December 13, 2011, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended October 31, 2011.

64	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

Note 10. Significant	Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration Risk

The Fund may be particularly susceptible to political, regulatory and economic events affecting companies and countries within the specific geographic region in which the Fund may focus its investments. Currency devaluation could occur in countries that have not yet experienced currency devaluations to date, or could continue to occur in countries that have already experienced such devaluations. The full impact of recent European events and the impact to the Euro is uncertain. As the Fund invests in European securities, their market values may be adversely impacted. At October 31, 2011, the Fund’s exposure to the Euro represented 28.8% of net assets.

Note 11. Subsequent	Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 9 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information	Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	65

Notes to Financial Statements (continued)

Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine

66	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	67

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of Columbia Multi-Advisor International Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Multi-Advisor International Value Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

68	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Multi-Advisor International Value Fund of the Columbia Funds Series Trust II at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

December 22, 2011

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	69

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended October 31, 2011

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	96.78%
Dividends Received Deduction for corporations	0.30%
U.S. Government Obligations	0.00%
Foreign Taxes Paid	$1,700,695
Foreign Source Income	$13,279,311

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

70	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, prior to the Transaction, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve directors/trustees to sixteen for all funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	71

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

72	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), from September 2003 to May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	73

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco Corporation (real estate development) and Mickel Investment Group	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas
Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	153	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)
*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

74	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

Interested Board Member Affiliated with Investment Manager* (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010.	153	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	75

Board Members and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003-December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004-October 2004
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

76	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Vice President — Asset Management, Ameriprise Financial, Inc., since July 2011; Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007-April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006-April 2010; former Co-President and Senior Managing Director, Robeco Investment Management
Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007
Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004-May 2005
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 53	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 41	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, Feb. 1998 to May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 42	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	77

Board Members and Officers (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 42	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

78	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Approval of the Subadvisory Agreement between Dimensional Fund Advisors, L.P. and Columbia

Management Investment Advisers, LLC

Columbia Management Investment Advisers, LLC (“Columbia Management” or the “investment manager”), a wholly-owned subsidiary of Ameriprise Financial, Inc., serves as the investment manager to Columbia Multi-Advisor International Value Fund (the “Fund”), a series of Columbia Funds Series Trust II. Columbia Management is responsible for the provision of investment advice and other services to the Fund. In addition, under a Subadvisory Agreement (the “Subadvisory Agreement”) between Columbia Management and Dimensional Fund Advisors, L.P. (“DFA”), DFA has provided portfolio management and related services for the Fund since November 16, 2011, as one of the three subadvisers to the Fund(1). Effective November 16, 2011, AllianceBernstein, L.P. (“AllianceBernstein”) was terminated as Subadviser to the Fund.

At the September 13-15, 2011 in-person meeting (the “September Meeting”) of the Board of Trustees (the “Board”), including the independent Board members (the “Independent Trustees”), approved: (i) the termination of the subadvisory agreement between Columbia Management and AllianceBernstein, pursuant to which AllianceBernstein served as a subadviser to the Fund; and (ii) the proposed Subadvisory Agreement between DFA and Columbia Management (together, the “DFA Proposals”). The Board, its Contracts Committee and Investment Review Committee held meetings and discussions with Columbia Management and reviewed and considered various written materials and oral

(1)

The Fund is also managed by Mondrian Investment Partners Limited (“Mondrian”) and Tradewinds Global Investors, LLC (“Tradewinds”). Mondrian has served as a subadviser to the Fund since August 2008 and Tradewinds has served as a subadviser to the Fund since August 2008. Discussion of the approval of the Subadvisory Agreements between Mondrain and Tradewinds is available in the Fund’s semiannual shareholder report for the period ended April 30, 2011.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	79

Approval of the Subadvisory Agreement between Dimensional Fund Advisors, L.P. and Columbia

Management Investment Advisers, LLC (continued)

presentations in connection with DFA’s proposed services, including with respect to the nature, extent and quality of services, profitability and fees and expenses, investment performance and code of ethics and compliance program of DFA. The Board also took into account the Contracts Committee’s and Investment Review Committee’s reports respecting the proposed termination of AllianceBernstein. In addition, independent legal counsel to the Independent Trustees reviewed with the Independent Trustees various factors relevant to the Board’s consideration of the Subadvisory Agreement between the investment manager and DFA, and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the DFA Proposals.

Nature, Extent and Quality of Services to be Provided by DFA:    The Board considered its analysis of various reports and presentations received by it, detailing the services to be performed by DFA, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel, including, in particular, that DFA’s investment strategy is set by its Head of Investment Strategies who has 21 years of investment experience and that the portfolio would be co-managed by four investment professionals who have been working together for the past five years. The Board observed that DFA’s code of ethics and compliance program had been reviewed by the Chief Compliance Officer of the Fund and noted her conclusion that DFA’s compliance program was reasonably designed to prevent violation of federal securities laws. The Board also observed that information had been presented regarding the capabilities and financial condition of DFA, and its ability to carry out its responsibilities under the proposed Subadvisory Agreement.

The Board also discussed the acceptability of the terms of the proposed Subadvisory Agreement, including that the relatively broad scope of services required to be performed by DFA for the Fund was generally similar in scope to subadvisory agreements applicable to other subadvised funds managed by the Investment Manager. The Board also considered reports regarding the search process undertaken by Columbia Management that led to the identification of DFA as a well-qualified prospective successor subadviser with an investment style consistent with the Fund’s investment objectives and strategies. The Board also considered, in this regard, information and representations supporting the

80	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

expectation that DFA’s strategy fits well within the Fund’s investment program and management’s desired risk/return profile.

Investment Performance of DFA:    In connection with its evaluation of the nature, extent and quality of services to be provided under the proposed Subadvisory Agreement, the Board considered DFA’s overall investment performance, noting that DFA has delivered relatively strong performance results over the one-, three-, five- and ten-year periods. The Board also considered the information provided by Columbia Management regarding DFA’s research process, its assets under management, experience managing funds registered under the 1940 Act, as well as information about how DFA would be expected to perform in different markets. Based on the foregoing, and based on other information received (both oral and written), and other considerations, including, in particular, Columbia Management’s recommendation that the Board approve entering into the proposed Subadvisory Agreement with DFA, which is unaffiliated with Columbia Management, and that the agreement is in the best interest of the Funds and their shareholders, the Board concluded that DFA was in a position to provide a high quality and level of service to the Fund.

Comparative Fees and Costs of Services to be Provided:    The Board reviewed the proposed level of subadvisory fees under the proposed Subadvisory Agreement, noting that the proposed subadvisory fees payable to DFA would be paid by Columbia Management and would not impact the fees paid by the Fund. The Board also reviewed data regarding fees charged by DFA to other clients, observing that the proposed subadvisory fees are generally in line with fees charged by DFA to other institutional clients.

Profitability and Economies of Scale to be Realized:    The Board took into account the economic benefit that would accrue to Columbia Management from entering into Subadvisory Agreement with DFA (given that the proposed subadvisory fee rate was materially less than the fee that was paid by Columbia Management to AllianceBernstein) and considered the expected profitability resulting to Ameriprise thereof. In this regard, the Board considered, among other things, its conclusions in April 2011 that Columbia Management’s profitability levels were reasonable and that the investment management fees and overall expenses for the Fund were fair and reasonable and that the change in the subadvisory fee rate would not change these conclusions. The Board further considered that the fees for the Fund would not be impacted by entering into Subadvisory Agreement with DFA.

COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT	81

Approval of the Subadvisory Agreement between Dimensional Fund Advisors, L.P. and Columbia

Management Investment Advisers, LLC (continued)

Based on all of the foregoing, including all of the information received and presented, the Board, including all of the Independent Trustees, concluded that the proposed subadvisory fees were fair and reasonable in light of the extent and quality of services to be provided. In reaching this conclusion, no single factor was determinative. On September 15, 2011, the Board, including all of the Independent Trustees approved the Subadvisory Agreement for an initial two-year term.

82	COLUMBIA MULTI-ADVISOR INTERNATIONAL VALUE FUND — 2011 ANNUAL REPORT

Columbia Multi-Advisor International Value Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The
Fund is distributed by Columbia Management Investment Distributors, Inc., member
FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6242 R (12/11)

Annual Report

Columbia

Global Bond Fund

Annual Report for the Period Ended October 31, 2011

Columbia Global Bond Fund seeks to provide shareholders with high total return through income and growth of capital.

Not FDIC insured ¡ No bank guarantee  ¡ May lose value

Your Fund at a Glance	2

Manager Commentary	4

The Fund’s Long-term Performance	10

Fund Expense Example	12

Portfolio of Investments	14

Statement of Assets and Liabilities	33

Statement of Operations	35

Statement of Changes in Net Assets	37

Financial Highlights	39

Notes to Financial Statements	47

Report of Independent Registered Public Accounting Firm	67

Federal Income Tax Information	69

Board Members and Officers	70

Proxy Voting	78

See the Fund’s prospectus for risks associated with investing in the Fund.

COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT	1

Your Fund at a Glance

FUND SUMMARY

>	Columbia Global Bond Fund (the Fund) Class A shares gained 2.46% (excluding sales charge) for the 12 months ended October 31, 2011.

>	The Fund underperformed its benchmark, the Barclays Capital Global Aggregate Index, which rose 4.08% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended October 31, 2011)

	1 year	3 years	5 years	10 years
Columbia Global Bond Fund Class A (excluding sales charge)	+2.46%	+10.46%	+6.21%	+6.47%
Barclays Capital Global Aggregate Index (unmanaged)	+4.08%	+9.62%	+6.93%	+6.92%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The index does not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

2	COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS

at October 31, 2011
Without sales charge	1 year	3 years	5 years	10 years	Since inception*
Class A (inception 3/20/89)	+2.46%	+10.46%	+6.21%	+6.47%	N/A
Class B (inception 3/20/95)	+1.72%	+9.62%	+5.40%	+5.67%	N/A
Class C (inception 6/26/00)	+1.70%	+9.63%	+5.43%	+5.66%	N/A
Class I (inception 3/4/04)	+2.94%	+11.00%	+6.66%	N/A	+5.77%
Class R (inception 3/15/10)	+2.21%	N/A	N/A	N/A	+6.34%
Class R4 (inception 3/20/95)	+2.60%	+10.65%	+6.47%	+6.72%	N/A
Class W (inception 12/1/06)	+2.59%	+10.47%	N/A	N/A	+5.75%
Class Z (inception 9/27/10)	+2.83%	N/A	N/A	N/A	+4.50%

With sales charge
Class A (inception 3/20/89)	-2.37%	+8.66%	+5.18%	+5.95%	N/A
Class B (inception 3/20/95)	-3.21%	+8.78%	+5.07%	+5.67%	N/A
Class C (inception 6/26/00)	+0.71%	+9.63%	+5.43%	+5.66%	N/A

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 4.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

*	For classes with less than 10 years performance.

COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT	3

Manager Commentary

Dear Shareholders,

Columbia Global Bond Fund (the Fund) Class A shares gained 2.46% (excluding sales charge) for the 12 months ended October 31, 2011. The Fund underperformed its benchmark, the Barclays Capital Global Aggregate Index (Barclays Global Index), which rose 4.08%.

Significant performance factors

On an absolute basis, the Fund benefited during the annual period from a decline in government bond yields and a modest decline in the U.S. dollar. The U.S. dollar declined 0.96% on a trade-weighted basis during the annual period. As the value of the U.S. dollar decreases, the dollar value of foreign investments typically rises and vice versa. The Fund had approximately 60% of its net assets exposed to foreign currencies, on average, during the annual period, down slightly from approximately 62%, on average, in the prior 12-month period.

Relative to the Barclays Global Index, the Fund’s underperformance can be primarily attributed to currency management decisions during the third calendar quarter when market conditions were extremely volatile. More specifically, the Fund was hurt during these months by an underweight position in the Japanese yen and overweight positions in a basket of emerging market currencies. In contrast, country selection, duration and

PORTFOLIO BREAKDOWN(1) (at October 31, 2011)
Asset-Backed Securities — Non-Agency	0.4%
Commercial Mortgage-Backed Securities — Agency	0.2
Commercial Mortgage-Backed Securities — Non-Agency	3.0
Corporate Bonds & Notes	31.9
Foreign Government Obligations	53.2
Inflation-Indexed Bonds	0.9
Residential Mortgage-Backed Securities — Agency	4.0
Residential Mortgage-Backed Securities — Non-Agency	0.2
Senior Loans	0.1
U.S. Treasury Obligations	1.1
Other(2)	5.0

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

4	COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT

QUALITY BREAKDOWN(1) (at October 31, 2011)
AAA rating	33.1%
AA rating	24.9
A rating	12.0
BBB rating	21.4
Non-investment grade	8.3
Non rated	0.3

(1)	Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Non rated.

TOP TEN COUNTRIES(1) (at October 31, 2011)
United States	32.1%
Japan	12.3
Germany	7.3
Netherlands	6.9
Canada	5.9
United Kingdom	5.6
France	5.3
Brazil	2.3
Australia	2.2
Indonesia	1.9

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments”.

COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT	5

Manager Commentary (continued)

yield curve positioning, and sector and issue selection all aided performance for the annual period overall. Among our sector allocation decisions, the Fund’s underweight position in the so-called PIIGS nations — Portugal, Italy, Ireland, Greece and Spain — had a positive impact on its performance relative to the Barclays Global Index during the annual period. Issue selection among investment grade corporate bonds also added value.

Changes to the Fund’s portfolio

We made a number of changes to portfolio positioning during the annual period. We reduced the Fund’s interest rate exposure during the late spring and early summer of 2011 on the view that the sharp drop in global yields seen at the time would be temporary. When this view proved incorrect due to heightened market volatility, we moved back to a more neutral stance on interest rate exposure versus the Barclays Global Index. From a sector perspective, the main change we made during the annual period was to increase the Fund’s exposure to investment grade corporate bonds, which we added to opportunistically on bouts of weakness. Away from financial issuers, we believe that fundamental trends among investment grade corporate bond issuers remain quite positive despite the more challenged global economic growth outlook. This shift into investment grade corporate bonds was funded mostly by decreasing the Fund’s exposure to securitized assets, where we saw less relative value.

Managing currency risk during the annual period was challenging, as frequent and sudden swings in investor sentiment often obscured the role of fundamentals and led to unpredictable price action. In many respects, managing currencies during the annual period was an exercise in dodging potential performance landmines. The biggest shift in the Fund’s currency positioning we made was to substantially decrease its exposure to the European currencies, notably the euro. We implemented this change during the second half of the annual period amid increasing concern over the European sovereign debt crisis. The initial offset to this position shift was an increase in the Fund’s exposure to the New Zealand and Australian dollars and then, at the very end of the annual period, an increase in the Fund’s exposure to the Japanese yen. In part, these position shifts reflect the addition of several quantitative models to our investment process. Our investment approach has always focused on diversifying sources of active risk and return in the Fund, and we believe the addition of these quantitative models will further that goal over time.

6	COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT

Our future strategy

The global economy was gaining momentum during the first third of the annual period ended October 31, 2011, raising hopes of a more balanced and self-sustaining global recovery. Since then, however, the global outlook has turned highly uncertain. At first, higher oil prices, supply chain disruptions from the tragedies in Japan and adverse weather conditions around the globe combined to create what we and many others expected to be a temporary soft patch. But just as the effects of these shocks were beginning to fade, the European sovereign debt crisis flared up again, engulfing systemically important Italy and Spain, while partisan debate in the U.S. on raising its debt ceiling raised questions about the ability of the U.S. to get its fiscal house in order.

Softer economic growth in the G10 countries is coming at a time when key emerging market countries are providing less support for the global economy. (The G10 countries are actually comprised of eleven industrial countries — Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the United Kingdom and the United States, which meet annually to consult and cooperate on economic, monetary and financial matters.) At the end of the annual period, economic growth in the emerging world remained solid in absolute and relative terms. This growth, however, was definitely slowing, reflecting policy tightening implemented over the past year to address heightened inflationary pressures. In our view, the combination of softer G10 growth and more trend-like growth in the big emerging markets points to sub-trend growth at the global level in the year ahead — growth more in the range of 3.0% to 3.5% rather than the 4%-plus pace we were expecting at the start of the annual period. Put differently, the

On an absolute basis, the Fund benefited during the annual period from a decline in government bond yields and a modest decline in the U.S. dollar.

COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT	7

Manager Commentary (continued)

tailwinds from easier monetary and fiscal policy that supported the recovery in 2009-2010 have faded, while the headwinds from structural damage left behind from the global financial crisis remain in place, leaving global economic growth, in our view, on an uncomfortable, sub-trend trajectory.

We believe the current combination of a less certain global economic outlook and renewed market volatility has short-circuited the gradual trend toward tighter monetary policy seen over the past two years. We expect the central banks previously raising interest rates to stay on hold or even to consider easing again until the global environment stabilizes. Also, we expect central banks previously on hold at low interest rate levels to consider further monetary stimulus to protect economic growth, even if the effectiveness of remaining policy options is uncertain. In a world of sluggish global economic growth and growing fiscal drag, we believe global monetary conditions will need to remain more accommodative for a longer time than previously thought. For central banks like the U.S. Federal Reserve, the Bank of England and the Bank of Japan, which already have interest rates close to zero, further accommodation will mean continuing to push the envelope on their respective approaches to quantitative easing. Government bond yields in the most liquid markets appeared, at the end of the annual period, too low relative to the modest global economic growth trajectory, reflecting investor risk aversion. However, lingering event risk in Europe and a shift back toward easier monetary policy suggest yields in these markets are unlikely to increase much in the year ahead.

In our view, the biggest risk for the global economic outlook currently stems from the escalating sovereign debt crisis in Europe. While we believe recent political developments have policy generally heading in the right direction, we also believe it will likely take time for these changes to bear fruit. Unfortunately, markets have lost patience with the Euro area’s reactive and incremental approach to handling the crisis and are forcing the issue by pushing yields in the weaker sovereigns ever higher. Decision-making in the Euro area is unwieldy and fraught with differing national interests, keeping bold solutions at bay. How the crisis plays out in the months ahead is unclear, and this, in our view, will keep global bond markets volatile and unpredictable.

8	COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT

As always, we continue to monitor the market for changing conditions and adjust the Fund’s duration, country, sector, yield curve and currency positioning in an effort to seek an attractive balance between risk and potential return. Our sector teams remain focused on careful individual security selection, as we continue to seek opportunities to capitalize on attractively valued bonds.

Nicholas Pifer, CFA® Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT	9

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Global Bond Fund Class A shares (from 11/1/01 to 10/31/11) as compared to the performance of the Barclays Capital Global Aggregate Index. In comparing the Fund’s Class A shares to the index, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 4.75%, while such charges are not reflected in the performance of the index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectuses.

COMPARATIVE RESULTS
Results at October 31, 2011
	1 year	3 years	5 years	10 years
Columbia Global Bond Fund (includes sales charge)
Class A Cumulative value of $10,000	$9,763	$12,831	$12,874	$17,822
Average annual total return	-2.37%	+8.66%	+5.18%	+5.95%
Barclays Capital Global Aggregate Index(1)
Cumulative value of $10,000	$10,408	$13,172	$13,977	$19,526
Average annual total return	+4.08%	+9.62%	+6.93%	+6.92%

Results for other classes can be found on page 3.

10	COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT

(1)

The Barclays Capital Global Aggregate Index, an unmanaged market capitalization weighted benchmark, tracks the performance of investment grade fixed income securities denominated in 13 currencies. The index reflects reinvestment of all distributions and changes in market prices.

COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT	11

Fund Expense Example

(Unaudited)

Understanding your expenses

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the “Compare with other funds” information with details on using the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would have been higher.

12	COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT

May 1, 2011 — October 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,002.30	1,019.26	6.09	6.14	1.20
Class B	1,000.00	1,000.00	999.20	1,015.46	9.88	9.96	1.95
Class C	1,000.00	1,000.00	998.70	1,015.51	9.83	9.91	1.94
Class I	1,000.00	1,000.00	1,006.10	1,021.64	3.71	3.74	0.73
Class R	1,000.00	1,000.00	1,002.50	1,018.09	7.26	7.31	1.43
Class R4	1,000.00	1,000.00	1,004.50	1,020.07	5.28	5.32	1.04
Class W	1,000.00	1,000.00	1,003.60	1,019.36	5.99	6.04	1.18
Class Z	1,000.00	1,000.00	1,005.80	1,020.58	4.78	4.81	0.94

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT	13

Portfolio of Investments

Columbia Global Bond Fund

October 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes 31.4%(a)

AUSTRALIA 0.9%
Australia & New Zealand Banking Group Ltd.(b)
11/08/11	6.500%	AUD 420,000	$442,750
FMG Resources August 2006 Proprietary Ltd.(b)(c)
11/01/15	7.000%	$161,000	161,604
Senior Notes
11/01/19	8.250%	93,000	95,325
Telstra Corp., Ltd. Senior Unsecured(b)
04/01/12	6.375%	500,000	510,678
Westpac Banking Corp. Senior Unsecured(b)
09/24/12	7.250%	AUD 300,000	322,218
Woodside Finance Ltd.(b)(c)
05/10/21	4.600%	1,105,000	1,137,193

Total			2,669,768
BELGIUM 0.2%
Fortis Bank SA/NV Senior Unsecured(b)
05/30/14	4.500%	EUR 420,000	601,628
BERMUDA 0.1%
Bacardi Ltd.(b)(c)
04/01/14	7.450%	245,000	279,596
CANADA 3.2%
Bank of Montreal(b)(c)(d)
10/31/14	1.300%	830,000	830,824
Bank of Nova Scotia(b)(c)
08/03/16	2.150%	2,235,000	2,259,219
Bank of Nova Scotia(b)(c)(d)
10/29/15	1.650%	1,465,000	1,480,761
Bank of Nova Scotia(b)(c)(e)
11/07/14	1.250%	800,000	802,423
Cascades, Inc.(b)
12/15/17	7.750%	210,000	205,800
Encana Corp. Senior Unsecured(b)
11/01/11	6.300%	30,000	30,004
Novelis, Inc.(b)
12/15/20	8.750%	75,000	81,750
Royal Bank of Canada Senior Unsecured(b)
01/18/13	3.250%	EUR 480,000	677,128

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)

CANADA (cont.)
Suncor Energy, Inc. Senior Unsecured(b)
06/01/18	6.100%	$330,000	$390,539
Thomson Reuters Corp.(b)
07/15/18	6.500%	200,000	239,573
Toronto-Dominion Bank (The)(b) Senior Unsecured
05/14/15	5.375%	EUR 350,000	539,353
Toronto-Dominion Bank (The)(b)(c)
09/14/16	1.625%	1,878,000	1,844,641

Total			9,382,015
FRANCE 1.5%
BNP Paribas Home Loan SFH (b)(c)(d)
11/02/15	2.200%	1,300,000	1,250,554
BNP Paribas Subordinated Notes(b)
12/17/12	5.250%	EUR 555,000	779,011
Cie de Financement Foncier(b)(c)(d)
09/16/15	2.500%	1,400,000	1,355,295
Credit Agricole SA Senior Unsecured(b)
06/24/13	6.000%	EUR 350,000	505,898
France Telecom SA Senior Unsecured(b)
02/21/17	4.750%	EUR 205,000	311,533
Veolia Environnement SA Senior Unsecured(b)
01/16/17	4.375%	EUR 215,000	315,349

Total			4,517,640
GERMANY 0.3%
E.ON International Finance BV(b)
05/29/12	6.375%	GBP 265,000	437,285
10/02/17	5.500%	EUR 275,000	434,308

Total			871,593
IRELAND —%
Ardagh Packaging Finance PLC Senior Secured(b)(c)
10/15/17	7.375%	125,000	128,750

The accompanying Notes to Financial Statements are an integral part of this statement.

14	COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)

ITALY 0.2%
Intesa Sanpaolo SpA Senior Unsecured(b)
12/19/13	5.375%	EUR 400,000	$558,772
JAPAN 0.1%
Bayer Holding Ltd(b)
06/28/12	1.955%	JPY 20,000,000	256,939
LUXEMBOURG 0.4%
ArcelorMittal Senior Unsecured(b)(d)
03/01/21	5.500%	$1,100,000	1,062,946
Calcipar SA Senior Secured(b)(c)
05/01/18	6.875%	68,000	63,240
Intelsat Jackson Holdings SA(b)(c)
10/15/20	7.250%	130,000	130,650
Telecom Italia Capital SA(b)
07/18/36	7.200%	35,000	33,704
Wind Acquisition Finance SA(b)(c) Secured
07/15/17	11.750%	1,000	990
Senior Secured
02/15/18	7.250%	17,000	16,490

Total			1,308,020
NETHERLANDS 1.1%
Allianz Finance II BV(b)
11/23/16	4.000%	EUR 400,000	588,348
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA Senior Unsecured(b)
07/03/14	6.750%	AUD 300,000	326,078
Deutsche Telekom International Finance BV(b)
09/26/12	7.125%	GBP 705,000	1,184,660
01/19/15	4.000%	EUR 275,000	398,940
ING Groep NV Senior Unsecured(b)
05/31/17	4.750%	EUR 505,000	704,544
NXP BV/Funding LLC Senior Secured(b)(c)
08/01/18	9.750%	26,000	28,730

Total			3,231,300
NEW ZEALAND 0.4%
ANZ National International Ltd. Senior Unsecured(b)(c)
08/10/15	3.125%	1,270,000	1,287,050

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)

SPAIN 0.7%
Santander U.S. Debt SA Unipersonal Bank Guaranteed(b)(c)(d)
10/07/15	3.781%	$200,000	$185,717
Telefonica Emisiones SAU(b)
01/15/15	4.949%	1,300,000	1,336,243
02/02/16	4.375%	EUR 300,000	416,753

Total			1,938,713
SUPRA-NATIONAL 0.2%
Council of Europe Development Bank(b)
09/16/14	5.750%	AUD 425,000	460,389
UNITED KINGDOM 0.7%
Ineos Finance PLC Senior Secured(b)(c)
05/15/15	9.000%	217,000	221,882
MetLife of Connecticut Institutional Funding Ltd. Senior Secured(b)
12/06/11	5.750%	GBP 345,000	556,222
MetLife of Connecticut(b)(f)
05/24/12	0.543%	JPY 100,000,000	1,270,146

Total			2,048,250
UNITED STATES 21.4%
ADS Tactical, Inc. Senior Secured(c)
04/01/18	11.000%	150,000	153,000
AE Escrow Corp. Senior Unsecured(c)
03/15/20	9.750%	97,000	100,880
AES Corp. (The) Senior Unsecured(c)
07/01/21	7.375%	153,000	163,710
AMC Networks, Inc.(c)
07/15/21	7.750%	60,000	65,100
ARAMARK Holdings Corp. Senior Unsecured PIK(c)(d)
05/01/16	8.625%	53,000	54,988
Ally Financial, Inc.
09/15/20	7.500%	105,000	106,050
Alpha Natural Resources, Inc.
06/01/19	6.000%	134,000	133,665
06/01/21	6.250%	104,000	102,700
Amkor Technology, Inc. Senior Unsecured(c)(d)
06/01/21	6.625%	164,000	157,440
Anadarko Petroleum Corp. Senior Unsecured
09/15/16	5.950%	410,000	471,179

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT	15

Portfolio of Investments (continued)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)

UNITED STATES (cont.)
Antero Resources Finance Corp.(c)
08/01/19	7.250%	$7,000	$7,210
Appalachian Power Co. Senior Unsecured
03/30/21	4.600%	135,000	145,410
Arch Coal, Inc.(c)
06/15/19	7.000%	73,000	75,008
06/15/21	7.250%	49,000	51,083
Atlantic Power Corp.(c)(e)
11/15/18	9.000%	105,000	102,682
Ball Corp.
09/01/19	7.375%	35,000	38,150
09/15/20	6.750%	94,000	101,990
Bank of America Corp. Senior Unsecured
05/13/21	5.000%	1,000,000	938,912
Best Buy Co., Inc. Senior Unsecured
03/15/21	5.500%	1,300,000	1,242,628
Bill Barrett Corp.
10/01/19	7.625%	44,000	46,530
Brocade Communications Systems, Inc. Senior Secured
01/15/18	6.625%	157,000	162,887
Building Materials Corp. of America Senior Notes(c)
05/01/21	6.750%	146,000	151,475
CC Holdings GS V LLC/Crown Castle GS III Corp. Senior Secured(c)
05/01/17	7.750%	150,000	162,375
CF Industries, Inc.
05/01/20	7.125%	56,000	64,960
CHS/Community Health Systems, Inc.(d)
07/15/15	8.875%	121,000	123,874
CIT Group, Inc. Secured(c)(d)
04/01/18	6.625%	115,000	117,300
CMS Energy Corp. Senior Unsecured
12/15/15	6.875%	320,000	347,499
CSC Holdings LLC Senior Unsecured(c)(e)
11/15/21	6.750%	89,000	89,000
Cardtronics, Inc.
09/01/18	8.250%	190,000	200,925
Case New Holland, Inc.
12/01/17	7.875%	230,000	259,325
Celanese U.S. Holdings LLC
06/15/21	5.875%	55,000	58,438

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)

UNITED STATES (cont.)
Chemtura Corp.
09/01/18	7.875%	$35,000	$36,838
Chesapeake Energy Corp.
08/15/20	6.625%	150,000	162,000
Chrysler Group LLC/Co-Issuer, Inc. Senior Secured(c)
06/15/21	8.250%	82,000	74,620
Citigroup, Inc. Senior Unsecured
08/02/19	5.000%	EUR 595,000	812,165
Clean Harbors, Inc. Senior Secured
08/15/16	7.625%	55,000	58,163
Cleveland Electric Illuminating Co. (The) 1st Mortgage
11/15/18	8.875%	750,000	1,003,549
Colorado Interstate Gas Co. LLC Senior Unsecured
11/15/15	6.800%	1,920,000	2,214,131
Columbus McKinnon Corp.
02/01/19	7.875%	55,000	56,375
Comcast Corp.
08/15/37	6.950%	370,000	466,228
CommScope, Inc.(c)(d)
01/15/19	8.250%	22,000	21,670
Concho Resources, Inc.
01/15/21	7.000%	109,000	117,720
Consol Energy, Inc.
04/01/20	8.250%	149,000	163,155
Consol Energy, Inc.(c)
03/01/21	6.375%	200,000	199,000
Continental Resources, Inc.
04/01/21	7.125%	20,000	21,600
Cott Beverages, Inc.
09/01/18	8.125%	34,000	36,295
Cricket Communications, Inc. Senior Secured
05/15/16	7.750%	137,000	142,137
Crown Americas LLC/Capital Corp. III(c)
02/01/21	6.250%	240,000	250,800
DISH DBS Corp.
02/01/16	7.125%	120,000	127,500
06/01/21	6.750%	87,000	89,828
Dana Holding Corp. Senior Unsecured(d)
02/15/19	6.500%	40,000	40,500
Delphi Corp.(c)(d)
05/15/19	5.875%	64,000	64,320
05/15/21	6.125%	43,000	43,430

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)

UNITED STATES (cont.)
Dolphin Subsidiary II, Inc.(c)
Senior Unsecured
10/15/21	7.250%	$35,000	$37,538
Dolphin Subsidiary II, Inc.(c)(d)
Senior Unsecured
10/15/16	6.500%	60,000	64,800
Dominion Resources, Inc. Senior Unsecured
06/15/18	6.400%	1,615,000	1,941,714
Duke Energy Corp. Senior Unsecured
06/15/18	6.250%	455,000	545,395
EH Holding Corp. Senior Secured(c)
06/15/19	6.500%	165,000	168,712
ERAC U.S.A. Finance LLC(c)
10/15/37	7.000%	855,000	999,301
El Paso Corp. Senior Unsecured
09/15/20	6.500%	120,000	131,100
Embarq Corp. Senior Unsecured
06/01/36	7.995%	1,200,000	1,268,773
Endo Pharmaceuticals Holdings, Inc.(c)
01/15/22	7.250%	64,000	68,960
Enterprise Products Operating LLC
02/15/42	5.700%	385,000	425,442
Equinix, Inc. Senior Unsecured
07/15/21	7.000%	120,000	127,200
Express Scripts, Inc.
05/15/16	3.125%	1,935,000	1,978,998
First Data Corp. Senior Secured(c)
06/15/19	7.375%	78,000	77,415
Florida Power Corp. 1st Mortgage
06/15/38	6.400%	210,000	282,320
Ford Motor Credit Co. LLC Senior Unsecured
05/15/18	5.000%	183,000	186,002
Fresenius Medical Care U.S. Finance, Inc.(c)
02/15/21	5.750%	85,000	85,850
Fresenius Medical Care U.S. Finance, Inc.(c)(d)
09/15/18	6.500%	16,000	16,800
Frontier Communications Corp. Senior Unsecured(d)
04/15/20	8.500%	123,000	130,995

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)

UNITED STATES (cont.)
General Electric Capital Corp. Senior Unsecured
05/17/12	6.125%	GBP 474,000	$777,426
General Electric Capital Corp. (d) Senior Unsecured
10/17/21	4.650%	$1,995,000	2,055,105
Georgia-Pacific LLC(c)
11/01/20	5.400%	260,000	289,870
Goldman Sachs Group, Inc. (The) Senior Unsecured
05/02/18	6.375%	EUR 350,000	505,248
06/15/20	6.000%	1,410,000	1,484,944
Graphic Packaging International, Inc.
10/01/18	7.875%	38,000	39,615
Greif, Inc. Senior Unsecured
02/01/17	6.750%	127,000	133,350
Grifols, Inc. Senior Secured(c)
02/01/18	8.250%	161,000	168,245
HCA, Inc. Senior Secured
02/15/20	6.500%	25,000	26,188
09/15/20	7.250%	130,000	139,262
Healthsouth Corp.(d)
09/15/22	7.750%	138,000	138,000
Hertz Corp. (The)
10/15/18	7.500%	155,000	161,587
Huntington Ingalls Industries, Inc.(c)
03/15/21	7.125%	146,000	147,825
Indiana Michigan Power Co. Senior Unsecured
03/15/37	6.050%	935,000	1,123,832
Interface, Inc.
12/01/18	7.625%	43,000	45,043
Interline Brands, Inc.
11/15/18	7.000%	73,000	74,460
International Lease Finance Corp. Senior Unsecured(d)
12/15/20	8.250%	110,000	113,850
Ipalco Enterprises, Inc. Senior Secured(c)
05/01/18	5.000%	60,000	60,600
JM Huber Corp. Senior Unsecured(c)(e)
11/01/19	9.875%	80,000	80,800
JMC Steel Group Senior Notes(c)
03/15/18	8.250%	137,000	135,630

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT	17

Portfolio of Investments (continued)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)

UNITED STATES (cont.)
Kinder Morgan Energy Partners LP Senior Unsecured(d)
09/01/41	5.625%	$975,000	$1,047,993
Kraft Foods, Inc. Senior Unsecured
02/01/18	6.125%	2,475,000	2,919,258
08/23/18	6.125%	500,000	595,004
Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	55,000	56,925
Lear Corp.
03/15/18	7.875%	124,000	133,920
Level 3 Financing, Inc.(d)
04/01/19	9.375%	52,000	54,340
Limited Brands, Inc.
04/01/21	6.625%	95,000	99,750
MGM Resorts International Senior Secured
03/15/20	9.000%	61,000	66,948
Manitowoc Co., Inc. (The)
11/01/20	8.500%	90,000	93,600
Marathon Petroleum Corp. Senior Unsecured(c)
03/01/41	6.500%	395,000	459,795
MarkWest Energy Partners LP/Finance Corp.(e)
06/15/22	6.250%	113,000	115,542
Mellon Funding Corp.
11/08/11	6.375%	GBP 370,000	595,463
MetroPCS Wireless, Inc.
11/15/20	6.625%	$48,000	45,120
Midwest Generation LLC Pass-Through Certificates
01/02/16	8.560%	96,032	97,952
Morgan Stanley Senior Unsecured
10/02/17	5.500%	EUR 625,000	839,752
01/25/21	5.750%	1,200,000	1,185,112
Mylan, Inc.(c)
11/15/18	6.000%	145,000	152,250
NRG Energy, Inc.(d)
01/15/17	7.375%	180,000	187,425
Nalco Co.(c)
01/15/19	6.625%	385,000	429,275
National CineMedia LLC Senior Unsecured
07/15/21	7.875%	120,000	121,200
Nevada Power Co.
01/15/15	5.875%	1,000,000	1,119,172
05/15/18	6.500%	365,000	433,253

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)

UNITED STATES (cont.)
News America, Inc.
02/15/41	6.150%	$1,000,000	$1,115,812
Nextel Communications, Inc.
08/01/15	7.375%	185,000	176,675
Nisource Finance Corp.
09/15/17	5.250%	2,000,000	2,227,828
09/15/20	5.450%	270,000	291,127
Northwest Pipeline GP Senior Unsecured
04/15/17	5.950%	460,000	533,091
Omnicare, Inc.
06/01/20	7.750%	144,000	154,800
Oshkosh Corp.
03/01/17	8.250%	146,000	150,015
Pacific Gas & Electric Co. Senior Unsecured(d)
10/01/20	3.500%	305,000	315,031
Peabody Energy Corp.
09/15/20	6.500%	250,000	266,250
Penn National Gaming, Inc. Senior Subordinated Notes(d)
08/15/19	8.750%	43,000	46,440
Polypore International, Inc.
11/15/17	7.500%	145,000	147,900
Prudential Financial, Inc. Senior Unsecured
05/12/16	3.000%	190,000	192,736
12/01/17	6.000%	195,000	223,082
QVC, Inc. Senior Secured(c)
10/01/19	7.500%	66,000	71,775
Rain CII Carbon LLC/Corp. Senior Secured(c)
12/01/18	8.000%	155,000	154,225
Range Resources Corp.
05/15/19	8.000%	130,000	144,950
Regal Cinemas Corp.
07/15/19	8.625%	90,000	96,300
Regency Energy Partners LP/Finance Corp.
06/01/16	9.375%	5,000	5,550
07/15/21	6.500%	94,000	97,760
Reynolds Group Issuer, Inc./LLC Senior Secured(c)
08/15/19	7.875%	83,000	86,735
SBA Telecommunications, Inc.
08/15/16	8.000%	125,000	134,375
08/15/19	8.250%	85,000	92,862

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)

UNITED STATES (cont.)
STHI Holding Corp. Secured(c)
03/15/18	8.000%	$51,000	$52,020
Sierra Pacific Power Co.
05/15/16	6.000%	2,480,000	2,886,799
Southern Natural Gas Co. Senior Unsecured(c)
04/01/17	5.900%	2,131,000	2,430,634
Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%	138,000	140,070
Spectrum Brands Holdings, Inc. Senior Secured
06/15/18	9.500%	166,000	184,260
Speedway Motorsports, Inc.
06/01/16	8.750%	115,000	122,762
Tampa Electric Co. Senior Unsecured
05/15/18	6.100%	620,000	736,288
Time Warner Cable, Inc.
07/01/18	6.750%	1,400,000	1,667,718
Time Warner, Inc.
03/29/41	6.250%	250,000	296,507
Toledo Edison Co. (The) Senior Secured
05/15/37	6.150%	1,600,000	1,920,998
Tomkins LLC/Inc. Secured(c)
10/01/18	9.250%	149,000	161,665
TransDigm, Inc.
12/15/18	7.750%	159,000	172,515
Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
04/15/16	6.400%	3,255,000	3,784,934
Tw telecom holdings, inc.
03/01/18	8.000%	106,000	112,360
United States Cellular Corp. Senior Unsecured
12/15/33	6.700%	165,000	159,797
Vail Resorts, Inc.(c)(d)
05/01/19	6.500%	86,000	85,785
Verizon New York, Inc. Senior Unsecured
04/01/32	7.375%	1,235,000	1,502,826
Visteon Corp.(c)
04/15/19	6.750%	91,000	88,725
Wells Fargo & Co. Senior Unsecured
11/03/16	4.125%	EUR 330,000	469,687

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(a) (continued)

UNITED STATES (cont.)
Windstream Corp.
03/15/19	7.000%	$40,000	$40,100
10/15/20	7.750%	170,000	177,650
WireCo WorldGroup, Inc.(c)
05/15/17	9.750%	140,000	141,400

Total			63,346,460
Total Cotporate Bonds & Notes (Cost: $87,680,998)			$92,886,883

Residential Mortgage-Backed Securities - Agency 3.9%
UNITED STATES 3.9%
Federal Home Loan Mortgage Corp.(g)
10/01/18- 11/01/33	5.000%	1,052,773	$1,141,740
09/01/17- 08/01/33	6.500%	175,942	195,713
Federal National Mortgage Association(g)
08/01/18	4.500%	548,141	583,412
12/01/18- 06/01/33	5.000%	2,556,758	2,753,609
11/01/18- 06/01/33	5.500%	1,382,029	1,510,506
03/01/17- 04/01/33	6.000%	612,435	674,792
04/01/17- 11/01/33	6.500%	1,079,552	1,213,295
05/01/32- 06/01/32	7.000%	592,833	682,690
05/01/32- 11/01/32	7.500%	371,586	435,561
Federal National Mortgage Association(g)(h)
09/01/40	4.500%	462,905	495,091
01/01/37	5.500%	1,098,168	1,213,990
Government National Mortgage Association(g)
10/15/33	5.500%	592,457	661,475

Total			11,561,874
Total Residential Mortgage-Backed Securities - Agency
(Cost: $10,663,611)			$11,561,874

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT	19

Portfolio of Investments (continued)

Issuer	Coupon Rate	Principal Amount	Value
Residential Mortgage-Backed Securities - Non-Agency 0.2%

UNITED STATES 0.2%
Harborview Mortgage Loan Trust CMO Series 2004-1 Class 4A(f)(g)
04/19/34	4.669%	$711,041	$687,376
Total Residential Mortgage-Backed Securities - Non-Agency
(Cost: $638,210)			$ 687,376

Commercial Mortgage-Backed Securities - Agency 0.2%
UNITED STATES 0.2%
Federal National Mortgage Association(g)
09/01/13	5.321%	586,170	$618,985
Total Commercial Mortgage-Backed Securities - Agency
(Cost: $591,081)			$618,985

Commercial Mortgage-Backed Securities - Non-Agency 3.0%
UNITED STATES 3.0%
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4 Class A4(g)
12/11/49	5.322%	250,000	$261,842
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C2 Class A1(g)
05/15/36	3.819%	356,629	360,970
GS Mortgage Securities Corp. II Series 2007-GG10 Class F(f)(g)
08/10/45	5.790%	775,000	74,049
General Electric Capital Assurance Co. Series 2003-1 Class A4(c)(g)(f)
05/12/35	5.254%	264,108	278,922
Greenwich Capital Commercial Funding Corp. Series 2007-GG9 Class A4(g)
03/10/39	5.444%	2,100,000	2,240,796
JPMorgan Chase Commercial Mortgage Securities Corp.(f)(g) Series 2005-LDP3 Class ASB
08/15/42	4.893%	851,777	894,628
JPMorgan Chase Commercial Mortgage Securities Corp.(g) Series 2003-LN1 Class A1
10/15/37	4.134%	98,117	100,280
Series 2003-ML1A Class A1
03/12/39	3.972%	78,620	79,177

Issuer	Coupon Rate		Principal Amount	Value
Commercial Mortgage-Backed Securities - Non-Agency (continued)

UNITED STATES (cont.)
LB-UBS Commercial Mortgage Trust(f)(g) Series 2006-C4 Class AAB
06/15/32	5.845%		$699,202	$746,319
Series 2007-C7 Class A3
09/15/45	5.866%		835,000	888,214
LB-UBS Commercial Mortgage Trust(g) Series 2004-C2 Class A3
03/15/29	3.973%		329,481	336,959
Morgan Stanley Capital I(c)(f)(g) Series 2011-C1 Class A4
09/15/47	5.033%		750,000	800,250
Morgan Stanley Capital I(f)(g) Series 2006-T23 Class AAB
08/12/41	5.802%		554,402	592,397
Wachovia Bank Commercial Mortgage Trust(g) Series 2006-C24 Class APB
03/15/45	5.576%		437,040	450,980
Series 2006-C27 Class APB
07/15/45	5.727%		630,142	646,169

Total				8,751,952
Total Commercial Mortgage-Backed Securities - Non-Agency
(Cost: $8,926,313)				$8,751,952

Asset-Backed Securities - Non-Agency 0.4%
DENMARK 0.2%
Nykredit Realkredit A/S Mortgage(b)
04/01/28	5.000	% DKK	3,772,343	$729,512
UNITED STATES 0.2%
GTP Towers Issuer LLC(c)
02/15/15	4.436%		450,000	476,136
National Collegiate Student Loan Trust(j) CMO IO Series 2006-3 Class AIO
01/25/12	7.100%		1,601,821	14,470

Total				490,606
Total Asset-Backed Securities - Non-Agency (Cost: $1,176,039)				$1,220,118

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT

Issuer	Coupon Rate		Principal Amount	Value
Inflation-Indexed Bonds 0.9%(a)

JAPAN 0.9%
Japanese Government CPI-Linked Bond Senior Unsecured(a)(b)
03/10/18	1.400	% JPY	200,767,000	$2,679,179
Total Inflation-Indexed Bonds
(Cost: $1,859,162)				$2,679,179

U.S. Treasury Obligations 1.1%
UNITED STATES 1.1%
U.S. Treasury
03/15/14	1.250%		$235,000	$240,104
05/15/41	4.375%		308,000	378,070
U.S. Treasury(d)
07/31/16	1.500%		1,007,000	1,033,433
08/15/21	2.125%		1,479,000	1,472,537

Total				3,124,144
Total U.S. Treasury Obligations (Cost: $3,089,852)				$3,124,144

Foreign Government Obligations 52.2%(a)
ARGENTINA 0.3%
Argentina Bonos Senior Unsecured(b)
09/12/13	7.000%		383,000	$375,005
Argentina Republic Government International Bond Senior Unsecured(b)(f)(i)
12/15/35	0.000%		2,900,000	450,950

Total				825,955
AUSTRALIA 1.1%
New South Wales Treasury Corp. Local Government Guaranteed(b)
05/01/12	6.000%		AUD 3,090,000	3,276,353
BELGIUM 0.5%
Belgium Government Bond(b)
09/28/12	5.000%		EUR 980,000	1,396,124
BRAZIL 2.2%
Banco Nacional de Desenvolvimento Economico e Social Senior Unsecured(b)(c)
06/10/19	6.500%		610,000	696,956
Brazil Notas do Tesouro Nacional(b)
01/01/12	10.000%		BRL 3,305,000	1,981,930
01/01/13	10.000%		BRL 5,870,000	3,512,533

Issuer	Coupon Rate	Principal Amount	Value
Foreign Government Obligations(a) (continued)

BRAZIL (cont.)
Brazilian Government International Bond Senior Unsecured(b)
01/07/41	5.625%	$270,000	$304,425

Total			6,495,844
CANADA 2.4%
Canadian Government Bond(b)
06/01/18	4.250%	CAD 530,000	610,360
06/01/19	3.750%	CAD 1,195,000	1,341,325
Province of British Columbia Canada(b)
06/18/14	5.300%	CAD 1,070,000	1,181,922
Province of Ontario Canada(b)
03/08/14	5.000%	CAD 1,490,000	1,619,993
Province of Quebec Canada(b)
12/01/17	4.500%	CAD 2,028,000	2,268,227

Total			7,021,827
COLOMBIA 0.5%
Colombia Government International Bond Senior Unsecured(b)(d)
01/18/41	6.125%	235,000	281,429
Corp. Andina de Fomento Senior Unsecured(b)
06/04/19	8.125%	730,000	877,145
Ecopetrol SA Senior Unsecured(b)
07/23/19	7.625%	300,000	357,900

Total			1,516,474
CZECH REPUBLIC 0.2%
Czech Republic Government Bond(b)
06/16/13	3.700%	CZK 9,830,000	565,527
DENMARK 0.2%
Nordea Kredit Realkreditaktieselsk(b)
01/01/13	2.000%	DKK 3,000,000	562,630
FINLAND 0.9%
Finland Government Bond Senior Unsecured(b)
04/15/21	3.500%	EUR 1,800,000	2,698,381
FRANCE 3.4%
EDF SA Senior Unsecured(b)
02/05/18	5.000%	EUR 350,000	533,765
France Government Bond OAT(b)
04/25/12	5.000%	EUR 290,000	409,371
04/25/13	4.000%	EUR 3,620,000	5,233,196

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT	21

Portfolio of Investments (continued)

Issuer	Coupon Rate	Principal Amount	Value
Foreign Government Obligations(a) (continued)

FRANCE (cont.)
10/25/16	5.000%	EUR 1,525,000	$2,391,002
10/25/19	3.750%	EUR 1,105,000	1,626,844

Total			10,194,178
GERMANY 6.5%
Bayerische Landesbank Senior Unsecured(b)
04/22/13	1.400%	JPY 82,000,000	1,060,173
Bundesrepublik Deutschland(b)
07/04/14	4.250%	EUR 1,795,000	2,718,274
01/04/15	3.750%	EUR 900,000	1,361,157
07/04/19	3.500%	EUR 2,190,000	3,410,909
07/04/27	6.500%	EUR 2,305,001	4,732,794
07/04/28	4.750%	EUR 1,185,000	2,066,658
07/04/34	4.750%	EUR 2,220,000	4,020,083

Total			19,370,048
GREECE 0.2%
Hellenic Republic Government Bond Senior Unsecured(b)
03/20/24	4.700%	EUR 1,550,000	691,677
INDONESIA 1.8%
Indonesia Government International Bond(b)(c) Senior Unsecured
01/17/18	6.875%	$500,000	586,250
10/12/35	8.500%	190,000	273,600
01/17/38	7.750%	140,000	189,700
Indonesia Treasury Bond(b) Senior Unsecured
05/15/16	10.750%	IDR 3,620,000,000	491,925
11/15/20	11.000%	IDR 14,540,000,000	2,166,272
07/15/22	10.250%	IDR 10,594,000,000	1,540,193

Total			5,247,940
ITALY 1.6%
Italy Buoni Poliennali Del Tesoro(b)
04/15/12	4.000%	EUR 985,000	1,361,036
11/01/26	7.250%	EUR 1,816,283	2,646,089
11/01/27	6.500%	EUR 425,000	576,958

Total			4,584,083
JAPAN 10.5%
Development Bank of Japan Government Guaranteed(b)
06/20/12	1.400%	JPY 212,000,000	2,729,824
Japan Government 10-Year Bond(b) Senior Unsecured
12/20/12	1.000%	JPY 330,000,000	4,263,011
09/20/17	1.700%	JPY 433,000,000	5,929,663

Issuer	Coupon Rate	Principal Amount	Value
Foreign Government Obligations(a) (continued)

JAPAN (cont.)
Japan Government 20-Year Bond(b) Senior Unsecured
03/20/20	2.400%	JPY 66,000,000	$951,783
12/20/22	1.400%	JPY 482,000,000	6,295,205
12/20/26	2.100%	JPY 416,000,000	5,715,690
09/20/29	2.100%	JPY 158,000,000	2,147,658
Japan Government 30-Year Bond(b) Senior Unsecured
12/20/34	2.400%	JPY 144,000,000	2,024,230
03/20/39	2.300%	JPY 79,000,000	1,087,157

Total			31,144,221
KAZAKHSTAN 0.1%
KazMunayGas National Co. Senior Unsecured(b)(c)
07/02/18	9.125%	$250,000	305,000
LITHUANIA 0.1%
Lithuania Government International Bond Senior Unsecured(b)(c)
09/14/17	5.125%	210,000	211,733
MALAYSIA 0.7%
Petronas Capital Ltd.(b)(c)
08/12/19	5.250%	1,870,000	2,113,043
MEXICO 1.5%
Mexican Bonos(b)
12/19/13	8.000%	MXN 2,007,600	1,610,176
12/17/15	8.000%	MXN 2,978,260	2,483,717
Mexican Government International Bond Senior Unsecured(b)
09/27/34	6.750%	$270,000	336,825

Total			4,430,718
NETHERLANDS 5.3%
Netherlands Government Bond(b)
07/15/12	5.000%	EUR 2,465,000	3,518,944
07/15/13	4.250%	EUR 1,505,000	2,206,271
07/15/16	4.000%	EUR 2,030,000	3,124,913
07/15/20	3.500%	EUR 4,535,000	6,854,081

Total			15,704,209
NEW ZEALAND 0.8%
New Zealand Government Bond Senior Unsecured(b)
04/15/13	6.500%	NZD 2,900,000	2,468,155

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT

Issuer	Coupon Rate	Principal Amount	Value
Foreign Government Obligations(a) (continued)

NORWAY 1.0%
Norway Government Bond(b)
05/15/13	6.500%	NOK 15,750,000	$3,019,627
PHILIPPINES 0.1%
Power Sector Assets & Liabilities Management Corp. Government Guaranteed(b)(c)
05/27/19	7.250%	$290,000	344,375
POLAND 1.6%
Poland Government Bond(b)
04/25/13	5.250%	PLN 3,590,000	1,140,239
10/25/17	5.250%	PLN 11,085,000	3,485,468

Total			4,625,707
RUSSIAN FEDERATION 0.5%
AK Transneft OJSC Via TransCapitalInvest Ltd.(b)(c)
08/07/18	8.700%	100,000	122,250
Gazprom OAO Via Gaz Capital SA(b)(c) Senior Unsecured
11/22/16	6.212%	100,000	108,000
08/16/37	7.288%	230,000	247,825
Russian Foreign Bond - Eurobond(b)(c)(f)
03/31/30	7.500%	747,325	885,580

Total			1,363,655
SOUTH AFRICA 0.4%
South Africa Government Bond Senior Unsecured(b)
12/21/14	8.750%	ZAR 9,575,000	1,293,117
SOUTH KOREA 0.3%
Export-Import Bank of Korea(b) Senior Unsecured
01/21/14	8.125%	360,000	400,734
01/14/15	5.875%	450,000	482,595

Total			883,329
SPAIN 1.0%
Ayt Cedulas Cajas Global (b)
06/14/18	4.250%	EUR 1,000,000	1,158,428
Spain Government Bond(b)
07/30/17	5.500%	EUR 1,220,000	1,737,858

Total			2,896,286
SWEDEN 1.1%
Sweden Government Bond(b)
05/05/14	6.750%	SEK 19,480,000	3,387,439

Issuer	Coupon Rate	Principal Amount	Value
Foreign Government Obligations(a) (continued)

TURKEY 0.2%
Turkey Government International Bond Senior Unsecured(b)
03/17/36	6.875%	$540,000	$598,050
UNITED KINGDOM 4.5%
Network Rail Infrastructure Finance PLC Government Guaranteed(b)
03/07/12	4.875%	GBP 215,000	350,147
United Kingdom Gilt(b)
09/07/16	4.000%	GBP 1,770,000	3,209,786
03/07/19	4.500%	GBP 1,170,000	2,212,474
03/07/25	5.000%	GBP 560,000	1,124,207
12/07/27	4.250%	GBP 1,020,000	1,904,780
03/07/36	4.250%	GBP 725,000	1,342,802
12/07/38	4.750%	GBP 955,000	1,916,821
12/07/49	4.250%	GBP 655,000	1,252,878

Total			13,313,895
URUGUAY 0.1%
Uruguay Government International Bond Senior Unsecured(b)
03/21/36	7.625%	275,000	363,000
VENEZUELA 0.6%
Petroleos de Venezuela SA(b)
04/12/17	5.250%	1,190,000	733,337
Venezuela Government International Bond(b) Senior Unsecured
02/26/16	5.750%	620,000	482,050
05/07/23	9.000%	931,000	637,735

Total			1,853,122
Total Foreign Government Obligations
(Cost: $140,690,241)			$154,765,722

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT	23

Portfolio of Investments (continued)

Borrower	Weighted Average Coupon	Principal Amount	Value
Senior Loans —%

UNITED STATES — %
Cumulus Media Holdings, Inc. 2nd Lien Term Loan(f)(k)
03/18/19	7.500%	$129,000	$125,130
Total Senior Loans
(Cost: $127,713)			$125,130

		Shares	Value
Money Market Funds 4.9%
Columbia Short-Term Cash Fund,
0.123%(l)(m)		14,432,698	$14,432,698
Total Money Market Funds
(Cost: $14,432,698)			$14,432,698

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 3.3%

Repurchase Agreements 3.3%
Pershing LLC dated 10/31/11, matures 11/01/11,(n) repurchase price $500,003
	0.180%	$500,000	$500,000
Societe Generale dated 10/31/11, matures 11/01/11,(n) repurchase price $9,332,681
	0.130%	9,332,648	9,332,648

Total			9,832,648
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $9,832,648)			$9,832,648
Total Investments
(Cost: $279,708,566)			$300,686,709
Other Assets & Liabilities, Net			(4,498,991)
Net Assets			$296,187,718

Investments in Derivatives

Futures Contracts Outstanding at October 31, 2011
Contract Description	Number of Contracts Long (Short)	Notional Market Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Australian Government Bond, 10-year	(190)	$(19,114,998)	Dec. 2011	$—	$(50,469)
Euro-Bobl, 5-year	(5)	(846,409)	Dec. 2011	1,606	—
Euro-Bund, 10-year	110	20,619,482	Dec. 2011	92,184	—
Japanese Government Bond, 10-year	5	9,085,444	Dec. 2011	—	(24,387)
United Kingdom Short GILT, 10-year	(32)	(5,419,011)	Dec. 2011	—	(25,066)
U.S. Treasury Long Bond, 20-year	(7)	(973,219)	Dec. 2011	10,271	—
U.S. Treasury Note, 2-year	63	13,877,719	Jan. 2012	—	(11,908)
U.S. Treasury Note, 5-year	177	21,701,860	Jan. 2012	—	(195)
U.S. Treasury Note, 10-year	(160)	(20,650,000)	Dec. 2011	27,933	—
U.S. Treasury Ultra Bond, 30-year	13	1,980,875	Dec. 2011	—	(7,332)
Total				$131,994	$(119,357)

The accompanying Notes to Financial Statements are an integral part of this statement.

24	COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT

Forward Foreign Currency Exchange Contracts Open at October 31, 2011
Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation	Unrealized Depreciation

Barclays Bank PLC	Nov. 3, 2011	2,855,764 (USD	)	1,824,000 (GBP	)	$77,018	$—
HSBC Securities (USA), Inc.	Nov. 4, 2011	5,912,170 (MXN	)	78,976,000 (USD	)	—	(12,677)
J.P. Morgan Securities, Inc.	Nov. 4, 2011	9,298,000 (PLN	)	2,801,082 (USD	)	—	(121,525)
Standard Chartered Bank	Nov. 4, 2011	5,876,990 (USD	)	2,999,116,000 (CLP	)	242,869	—
UBS Securities	Nov. 4, 2011	5,765,819 (USD	)	10,642,000 (TRY	)	249,365	—
Goldman Sachs & Co.	Nov. 4, 2011	23,630,000 (ZAR	)	2,928,855 (USD	)	—	(48,017)
Goldman Sachs & Co.	Nov. 4, 2011	23,178,000 (ZAR	)	2,922,051 (USD	)	2,122	—
UBS Securities	Nov. 7, 2011	46,437,000 (MXN	)	3,325,242 (USD	)	—	(157,472)
Citigroup Global Markets, Inc.	Nov. 7, 2011	2,952,470 (USD	)	90,195,000 (RUB	)	18,082	—
J.P. Morgan Securities, Inc.	Nov. 8, 2011	17,956,409 (USD	)	1,344,914,000 (JPY	)	—	(252,195)
State Street Bank & Trust Co.	Nov. 14, 2011	272,625 (USD	)	1,552,000 (NOK	)	5,888	—
Barclays Bank PLC	Nov. 15, 2011	2,188,000 (GBP	)	2,499,486 (EUR	)	—	(59,546)
UBS Securities	Nov. 15, 2011	2,112,601 (NZD	)	2,711,000 (USD	)	—	(77,865)
Citigroup Global Markets, Inc.	Nov. 17, 2011	4,857,000 (BRL	)	2,735,505 (USD	)	—	(82,356)
Citigroup Global Markets, Inc.	Nov. 23, 2011	1,168,427 (USD	)	3,640,000 (MYR	)	16,554	—
Morgan Stanley	Nov. 30, 2011	11,711,000 (CHF	)	13,450,252 (USD	)	108,944	—
Goldman Sachs & Co.	Nov. 30, 2011	14,425,000 (EUR	)	19,845,194 (USD	)	—	(109,046)
Citigroup Global Markets, Inc.	Nov. 30, 2011	131,185,000 (SEK	)	19,716,779 (USD	)	—	(381,274)
UBS Securities	Nov. 30, 2011	19,841,759 (USD	)	19,081,000 (AUD	)	199,308	—
HSBC Securities (USA), Inc.	Nov. 30, 2011	13,144,781 (USD	)	8,337,000 (GBP	)	256,545	—
HSBC Securities (USA), Inc.	Nov. 30, 2011	75,888 (USD	)	47,000 (GBP	)	—	(339)
Barclays Bank PLC	Nov. 30, 2011	33,557,105 (USD	)	2,622,075,000 (JPY	)	—	(85,120)
State Street Bank & Trust Co.	Dec. 1, 2011	9,392,000 (EUR	)	12,868,073 (USD	)	—	(123,832)
HSBC Securities (USA), Inc.	Dec. 6, 2011	1,274,000 (AUD	)	1,352,045 (USD	)	14,947	—
Standard Chartered Bank	Dec. 6, 2011	3,180,517 (USD	)	159,821,000 (INR	)	81,434	—
Deutsche Bank	Dec. 7, 2011	818,517 (USD	)	776,000 (AUD	)	—	(3,671)
Deutsche Bank	Dec. 7, 2011	1,634,872 (USD	)	1,575,000 (AUD	)	17,924	—
Deutsche Bank	Dec. 7, 2011	2,481,273 (USD	)	13,763,000 (NOK	)	—	(14,105)
Deutsche Bank	Dec. 7, 2011	836,514 (USD	)	1,034,000 (NZD	)	—	(2,076)
Deutsche Bank	Dec. 7, 2011	1,636,249 (USD	)	2,034,000 (NZD	)	4,596	—
Deutsche Bank	Dec. 7, 2011	1,639,666 (USD	)	10,783,000 (SEK	)	11,699	—
Deutsche Bank	Dec. 7, 2011	827,354 (USD	)	5,356,000 (SEK	)	—	(6,882)
Citigroup Global Markets, Inc.	Dec. 8, 2011	1,400,887 (USD	)	1,588,746,000 (KRW	)	28,808	—
Total						$1,336,103	$(1,537,998)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT	25

Portfolio of Investments (continued)

Notes to Portfolio of Investments

(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)	Represents a foreign security. At October 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $187,714,836 or 63.34% of net assets.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2011, the value of these securities amounted to $30,022,275 or 10.13% of net assets.

(d)	At October 31, 2011, security was partially or fully on loan.

(e)	Represents a security purchased on a when-issued or delayed delivery basis.

(f)	Variable rate security. The interest rate shown reflects the rate as of October 31, 2011.

(g)

The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(h)

At October 31, 2011, investments in securities included securities valued at $741,683 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(i)	Zero coupon bond.

(j)	Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(k)

Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average of the coupon rates in effect as of October 31, 2011. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(l)	The rate shown is the seven-day current annualized yield at October 31, 2011.

(m)	Investments in affiliates during the year ended October 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$10,951,314	$140,795,448	$(137,314,064)	$—	$14,432,698	$22,400	$14,432,698

The accompanying Notes to Financial Statements are an integral part of this statement.

26	COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT

(n)

The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Pershing LLC (0.180%)

Security Description	Value
Fannie Mae Pool	$90,241
Fannie Mae REMICS	59,792
Fannie Mae Whole Loan	288
Fannie Mae-Aces	558
Freddie Mac Gold Pool	95,499
Freddie Mac Non Gold Pool	86,013
Freddie Mac Reference REMIC	5,743
Freddie Mac REMICS	58,223
Ginnie Mae I pool	41,148
Government National Mortgage Association	30,280
United States Treasury Note/Bond	42,215
Total Market Value of Collateral Securities	$510,000

Societe Generale (0.130%)

Security Description	Value
Fannie Mae Pool	$2,400,654
Fannie Mae REMICS	1,370,912
Freddie Mac Gold Pool	805,731
Freddie Mac Non Gold Pool	232,482
Freddie Mac REMICS	2,397,471
Government National Mortgage Association	2,312,050
Total Market Value of Collateral Securities	$9,519,300

Abbreviation Legend
CMO	Collateralized Mortgage Obligation
PIK	Payment-in-Kind

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT	27

Portfolio of Investments (continued)

Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysia Ringgits
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Rouble
SEK	Swedish Krona
TRY	Turkish Lira
USD	US Dollar
ZAR	South African Rand

The accompanying Notes to Financial Statements are an integral part of this statement.

28	COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT	29

Portfolio of Investments (continued)

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of October 31, 2011:

	Fair Value at October 31, 2011
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total
Bonds
Corporate Bonds & Notes
Electric	$—	$14,186,927	$97,952	$14,284,879
Life Insurance		1,676,583	1,270,146	2,946,729
All other industries		75,655,275	—	75,655,275
Residential Mortgage-Backed Securities — Agency	—	11,561,874	—	11,561,874
Residential Mortgage-Backed Securities — Non-Agency	—	687,376	—	687,376
Commercial Mortgage-Backed Securities — Agency	—	618,985	—	618,985
Commercial Mortgage-Backed Securities — Non-Agency	—	8,751,952	—	8,751,952
Asset-Backed Securities — Non-Agency	—	1,220,118	—	1,220,118
Inflation-Indexed Bonds	—	2,679,179	—	2,679,179
U.S. Treasury Obligations	3,124,144	—	—	3,124,144
Foreign Government Obligations	—	154,765,722	—	154,765,722
Total Bonds	3,124,144	271,803,991	1,368,098	276,296,233
Other
Senior Loans	—	125,130	—	125,130
Affiliated Money Market Funds	14,432,698	—	—	14,432,698
Investments of Cash Collateral Received for Securities on Loan	—	9,832,648	—	9,832,648
Total Other	14,432,698	9,957,778	—	24,390,476
Investments in Securities	17,556,842	281,761,769	1,368,098	300,686,709
Derivatives(c)
Assets
Futures Contracts	131,994	—	—	131,994
Forward Foreign Currency Exchange Contracts	—	1,336,103	—	1,336,103
Liabilities
Futures Contracts	(119,357)	—	—	(119,357)
Forward Foreign Currency Exchange Contracts	—	(1,537,998)	—	(1,537,998)
Total	$17,569,479	$281,559,874	$1,368,098	$300,497,451

The accompanying Notes to Financial Statements are an integral part of this statement.

30	COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Corporate Bonds classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes	Asset- Backed Securities - Non-Agency	Total
Balance as of October 31, 2010	$1,193,364	$1,798,579	$2,991,943
Accrued discounts/premiums	33,207	—	33,207
Realized gain (loss)	(74)	—	(74)
Change in unrealized appreciation (depreciation)*	45,656	—	45,656
Sales	(39,760)	—	(39,760)
Purchases	—	—	—
Transfers into Level 3	135,705	—	135,705
Transfers out of Level 3	—	(1,798,579)	(1,798,579)
Balance as of October 31, 2011	$1,368,098	$—	$1,368,098

*	Change in unrealized appreciation (depreciation) relating to securities held at October 31, 2011 was $45,656, which is comprised of Corporate Bonds & Notes.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period. Financial assets were transferred from Level 3 to Level 2 due to management’s determination that there was sufficient, reliable and observable market data to value these assets as of period end and utilize a price provided by an approved vendor.

Financial assets were transferred from Level 2 to Level 3 due to the utilization of single market quotations from broker dealers. As a result, as of period end, management determined to fair value the securities under consistently applied procedures established by and under the general supervision of the Board of Trustees.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT	31

Portfolio of Investments (continued)

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT

Statement of Assets and Liabilities

October 31, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $255,443,220)	$276,421,363
Affiliated issuers (identified cost $14,432,698)	14,432,698
Investment of cash collateral received for securities on loan Repurchase agreements (identified cost $9,832,648)	9,832,648
Total investments (identified cost $279,708,566)	300,686,709
Cash	189,014
Foreign currency (identified cost $1,765,817)	1,765,801
Margin deposits on futures contracts	1,687,681
Unrealized appreciation on forward foreign currency exchange contracts	1,336,103
Receivable for:
Investments sold	1,267,138
Capital shares sold	195,141
Dividends	1,844
Interest	3,505,994
Reclaims	118,471
Variation margin on futures contracts	230,387
Prepaid expense	7,637
Total assets	310,991,920
Liabilities
Due upon return of securities on loan	9,832,648
Unrealized depreciation on forward foreign currency exchange contracts	1,537,998
Payable for:
Investments purchased	1,492,940
Investments purchased on a delayed delivery basis	1,185,001
Capital shares purchased	303,168
Foreign capital gains taxes deferred	195,472
Investment management fees	13,976
Distribution fees	7,017
Transfer agent fees	76,498
Administration fees	1,962
Plan administration fees	6
Other expenses	157,516
Total liabilities	14,804,202
Net assets applicable to outstanding capital stock	$296,187,718

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT	33

Statement of Assets and Liabilities (continued)

October 31, 2011

Represented by
Paid-in capital	$265,390,085
Undistributed net investment income	10,781,489
Accumulated net realized loss	(551,643)
Unrealized appreciation (depreciation) on:
Investments	20,978,143
Foreign currency translations	(25,626)
Forward foreign currency exchange contracts	(201,895)
Futures contracts	12,637
Foreign capital gains tax	(195,472)
Total — representing net assets applicable to outstanding capital stock	$296,187,718
*Value of securities on loan	$12,142,377
Net assets applicable to outstanding shares
Class A	$223,462,368
Class B	$9,836,066
Class C	$5,925,636
Class I	$3,369,199
Class R	$5,255
Class R4	$290,912
Class W	$52,530,645
Class Z	$767,637
Shares outstanding
Class A	30,386,000
Class B	1,326,605
Class C	807,932
Class I	457,714
Class R	716
Class R4	39,518
Class W	7,150,324
Class Z	104,363
Net asset value per share
Class A(a)	$7.35
Class B	$7.41
Class C	$7.33
Class I	$7.36
Class R	$7.34
Class R4	$7.36
Class W	$7.35
Class Z	$7.36

(a)	The maximum offering price per share for Class A is $7.73. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

34	COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT

Statement of Operations

Year ended October 31, 2011

Net investment income
Income:
Interest	$19,981,538
Dividends from affiliates	22,400
Income from securities lending — net	12,937
Foreign taxes withheld	(84,316)
Total income	19,932,559
Expenses:
Investment management fees	3,195,291
Distribution fees
Class A	576,522
Class B	148,822
Class C	58,417
Class R	27
Class W	150,398
Transfer agent fees
Class A	670,172
Class B	45,307
Class C	16,825
Class R	15
Class R4	178
Class W	176,111
Class Z	482
Administration fees	383,033
Plan administration fees
Class R4	825
Compensation of board members	18,435
Custodian fees	101,501
Printing and postage fees	87,307
Registration fees	71,782
Professional fees	34,401
Other	11,772
Total expenses	5,747,623
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(554,755)
Expense reductions	(20)
Total net expenses	5,192,848
Net investment income	14,739,711

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT	35

Statement of Operations (continued)

Year ended October 31, 2011

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$26,794,784
Foreign currency transactions	561,097
Forward foreign currency exchange contracts	(2,874,168)
Futures contracts	(1,507,719)
Net realized gain	22,973,994
Net change in unrealized appreciation (depreciation) on:
Investments	(25,245,484)
Foreign currency translations	(1,243,627)
Forward foreign currency exchange contracts	(922,284)
Futures contracts	159,974
Foreign capital gains tax	(195,472)
Net change in unrealized depreciation	(27,446,893)
Net realized and unrealized loss	(4,472,899)
Net increase in net assets resulting from operations	$10,266,812

The accompanying Notes to Financial Statements are an integral part of this statement.

36	COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended October 31,	2011	2010(a)
Operations
Net investment income	$14,739,711	$16,932,946
Net realized gain	22,973,994	5,284,716
Net change in unrealized appreciation (depreciation)	(27,446,893)	15,264,873
Net increase in net assets resulting from operations	10,266,812	37,482,535
Distributions to shareholders from:
Net investment income
Class A	(9,200,711)	(5,782,358)
Class B	(495,637)	(373,924)
Class C	(190,844)	(100,533)
Class I	(7,489,753)	(4,785,145)
Class R	(195)	(60)
Class R3	–	(25)
Class R4	(14,475)	(6,931)
Class R5	–	(32)
Class W	(2,561,714)	(1,333,863)
Class Z	(8,628)	–
Total distributions to shareholders	(19,961,957)	(12,382,871)
Decrease in net assets from share transactions	(231,596,485)	(6,090,699)
Total increase (decrease) in net assets	(241,291,630)	19,008,965
Net assets at beginning of year	537,479,348	518,470,383
Net assets at end of year	$296,187,718	$537,479,348
Undistributed net investment income	$10,781,489	$5,782,355

(a)

Class R shares are for the period from March 15, 2010 (commencement of operations) to October 31, 2010. Class Z shares are for the period from September 27, 2010 (commencement of operations) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT	37

Statement of Changes in Net Assets (continued)

Year ended October 31,	2011		2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	3,345,044	24,428,588	5,227,742	36,915,658
Conversions from Class B	819,379	6,046,268	1,004,833	7,184,278
Distributions reinvested	1,150,249	8,161,033	745,196	5,281,045
Redemptions	(7,976,676)	(58,041,360)	(9,534,806)	(67,135,882)
Net decrease	(2,662,004)	(19,405,471)	(2,557,035)	(17,754,901)
Class B shares
Subscriptions	240,686	1,778,975	533,314	3,786,502
Distributions reinvested	64,521	459,127	49,123	350,444
Conversions to Class A	(812,781)	(6,046,268)	(999,242)	(7,184,278)
Redemptions	(626,443)	(4,587,745)	(1,320,786)	(9,329,593)
Net decrease	(1,134,017)	(8,395,911)	(1,737,591)	(12,376,925)
Class C shares
Subscriptions	227,138	1,657,291	394,093	2,784,327
Distributions reinvested	24,725	174,532	13,210	93,758
Redemptions	(270,945)	(1,959,893)	(364,923)	(2,542,770)
Net increase (decrease)	(19,082)	(128,070)	42,380	335,315
Class I shares
Subscriptions	1,650,156	11,953,911	6,515,742	46,339,721
Distributions reinvested	1,054,721	7,489,284	675,045	4,784,860
Redemptions	(28,404,814)	(207,731,335)	(4,919,521)	(34,389,475)
Net increase (decrease)	(25,699,937)	(188,288,140)	2,271,266	16,735,106
Class R shares
Subscriptions	—	—	716	5,000
Net increase	—	—	716	5,000
Class R3 shares
Subscriptions	—	—	716	5,000
Redemptions	—	—	(716)	(5,000)
Net increase	—	—	—	—
Class R4 shares
Subscriptions	2,016	14,637	36,368	253,675
Distributions reinvested	2,042	14,475	974	6,931
Redemptions	(19,006)	(136,927)	(6,616)	(46,250)
Net increase (decrease)	(14,948)	(107,815)	30,726	214,356
Class R5 shares
Subscriptions	—	—	715	5,000
Redemptions	—	—	(715)	(5,000)
Net increase	—	—	—	—
Class W shares
Subscriptions	2,179,782	15,803,657	5,960,012	42,249,228
Distributions reinvested	361,929	2,561,501	187,672	1,333,742
Redemptions	(4,749,298)	(34,407,634)	(5,289,790)	(36,839,123)
Net increase (decrease)	(2,207,587)	(16,042,476)	857,894	6,743,847
Class Z shares
Subscriptions	117,047	871,715	1,006	7,503
Distributions reinvested	1,165	8,433	—	—
Redemptions	(14,855)	(108,750)	—	—
Net increase	103,357	771,398	1,006	7,503
Total net decrease	(31,634,218)	(231,596,485)	(1,090,638)	(6,090,699)

(a)

Class R shares are for the period from March 15, 2010 (commencement of operations) to October 31, 2010. Class Z shares are for the period from September 27, 2010 (commencement of operations) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

38	COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Oct. 31,
	2011		2010	2009	2008	2007
Class A
Per share data
Net asset value, beginning of period	$7.47		$7.10	$6.16	$6.89	$6.60
Income from investment operations:
Net investment income	0.22		0.23	0.17	0.22	0.20
Net realized and unrealized gain (loss)	(0.05)		0.31	1.15	(0.73)	0.35
Total from investment operations	0.17		0.54	1.32	(0.51)	0.55
Less distributions to shareholders from:
Net investment income	(0.29)		(0.17)	(0.38)	(0.22)	(0.26)
Net asset value, end of period	$7.35		$7.47	$7.10	$6.16	$6.89
Total return	2.46%		7.70%	22.12%	(7.66% )	8.63%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.35%		1.34%	1.36%	1.32%	1.37%
Net expenses after fees waived or expenses reimbursed(b)	1.21%	(c)	1.25%	1.25%	1.25%	1.25%
Net investment income	2.95%	(c)	3.31%	2.72%	3.26%	3.08%
Supplemental data
Net assets, end of period (in thousands)	$223,462		$246,929	$252,773	$248,748	$258,703
Portfolio turnover	57%		62%	69%	75%	77%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT	39

Financial Highlights (continued)

	Year ended Oct. 31,
	2011		2010	2009	2008	2007
Class B
Per share data
Net asset value, beginning of period	$7.52		$7.14	$6.23	$6.96	$6.67
Income from investment operations:
Net investment income	0.16		0.18	0.13	0.17	0.15
Net realized and unrealized gain (loss)	(0.04)		0.31	1.15	(0.73)	0.35
Total from investment operations	0.12		0.49	1.28	(0.56)	0.50
Less distributions to shareholders from:
Net investment income	(0.23)		(0.11)	(0.37)	(0.17)	(0.21)
Net asset value, end of period	$7.41		$7.52	$7.14	$6.23	$6.96
Total return	1.72%		6.89%	21.14%	(8.28% )	7.68%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	2.12%		2.10%	2.13%	2.09%	2.13%
Net expenses after fees waived or expenses reimbursed(b)	1.96%	(c)	2.02%	2.01%	2.01%	2.01%
Net investment income	2.22%	(c)	2.58%	2.00%	2.49%	2.30%
Supplemental data
Net assets, end of period (in thousands)	$9,836		$18,513	$29,977	$42,400	$46,948
Portfolio turnover	57%		62%	69%	75%	77%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

40	COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT

	Year ended Oct. 31,
	2011		2010	2009	2008	2007
Class C
Per share data
Net asset value, beginning of period	$7.45		$7.08	$6.18	$6.91	$6.62
Income from investment operations:
Net investment income	0.16		0.18	0.13	0.17	0.15
Net realized and unrealized gain (loss)	(0.04)		0.31	1.14	(0.73)	0.35
Total from investment operations	0.12		0.49	1.27	(0.56)	0.50
Less distributions to shareholders from:
Net investment income	(0.24)		(0.12)	(0.37)	(0.17)	(0.21)
Net asset value, end of period	$7.33		$7.45	$7.08	$6.18	$6.91
Total return	1.70%		6.95%	21.15%	(8.27% )	7.75%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	2.10%		2.10%	2.12%	2.08%	2.13%
Net expenses after fees waived or expenses reimbursed(b)	1.95%	(c)	2.01%	2.01%	2.01%	2.01%
Net investment income	2.21%	(c)	2.58%	1.94%	2.51%	2.32%
Supplemental data
Net assets, end of period (in thousands)	$5,925		$6,162	$5,557	$4,295	$2,541
Portfolio turnover	57%		62%	69%	75%	77%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT	41

Financial Highlights (continued)

	Year ended Oct. 31,
	2011	2010	2009	2008	2007
Class I
Per share data
Net asset value, beginning of period	$7.48	$7.11	$6.14	$6.87	$6.59
Income from investment operations:
Net investment income	0.25	0.26	0.20	0.25	0.23
Net realized and unrealized gain (loss)	(0.05)	0.31	1.15	(0.73)	0.34
Total from investment operations	0.10	0.57	1.35	(0.48)	0.57
Less distributions to shareholders from:
Net investment income	(0.32)	(0.20)	(0.38)	(0.25)	(0.29)
Net asset value, end of period	$7.36	$7.48	$7.11	$6.14	$6.87
Total return	2.94%	8.16%	22.83%	(7.30% )	8.91%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.82%	0.86%	0.86%	0.85%	0.87%
Net expenses after fees waived or expenses reimbursed(b)	0.76%	0.82%	0.82%	0.82%	0.87%
Net investment income	3.40%	3.70%	3.16%	3.68%	3.47%
Supplemental data
Net assets, end of period (in thousands)	$3,369	$195,613	$169,717	$205,798	$157,401
Portfolio turnover	57%	62%	69%	75%	77%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

42	COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT

	Year ended Oct. 31,
	2011	2010(a)
Class R
Per share data
Net asset value, beginning of period	$7.46	$6.98
Income from investment operations:
Net investment income	0.20	0.16
Net realized and unrealized gain (loss)	(0.05)	0.40
Total from investment operations	0.15	0.56
Less distributions to shareholders from:
Net investment income	(0.27)	(0.08)
Net asset value, end of period	$7.34	$7.46
Total return	2.21%	8.15%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.59%	1.66%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.46%	1.59%	(c)
Net investment income	2.69%	3.58%	(c)
Supplemental data
Net assets, end of period (in thousands)	$5	$5
Portfolio turnover	57%	62%

Notes to Financial Highlights

(a)	For the period from March 15, 2010 (commencement of operations) to October 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT	43

Financial Highlights (continued)

	Year ended Oct. 31,
	2011	2010	2009	2008	2007
Class R4
Per share data
Net asset value, beginning of period	$7.48	$7.11	$6.16	$6.89	$6.60
Income from investment operations:
Net investment income	0.23	0.24	0.18	0.25	0.22
Net realized and unrealized gain (loss)	(0.05)	0.31	1.15	(0.72)	0.35
Total from investment operations	0.18	0.55	1.33	(0.47)	0.57
Less distributions to shareholders from:
Net investment income	(0.30)	(0.18)	(0.38)	(0.26)	(0.28)
Net asset value, end of period	$7.36	$7.48	$7.11	$6.16	$6.89
Total return	2.60%	7.85%	22.42%	(7.19% )	8.84%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.12%	1.18%	1.16%	1.14%	1.17%
Net expenses after fees waived or expenses reimbursed(b)	1.06%	1.12%	1.06%	0.87%	1.08%
Net investment income	3.10%	3.35%	2.86%	3.64%	3.27%
Supplemental data
Net assets, end of period (in thousands)	$291	$407	$169	$118	$112
Portfolio turnover	57%	62%	69%	75%	77%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

44	COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT

	Year ended Oct. 31,
	2011		2010	2009	2008	2007(a)
Class W
Per share data
Net asset value, beginning of period	$7.46		$7.09	$6.15	$6.88	$6.79
Income from investment operations:
Net investment income	0.22		0.22	0.17	0.22	0.20
Net realized and unrealized gain (loss)	(0.04)		0.31	1.14	(0.73)	0.17
Total from investment operations	0.18		0.53	1.31	(0.51)	0.37
Less distributions to shareholders from:
Net investment income	(0.29)		(0.16)	(0.37)	(0.22)	(0.28)
Net asset value, end of period	$7.35		$7.46	$7.09	$6.15	$6.88
Total return	2.59%		7.66%	22.04%	(7.62% )	5.71%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.36%		1.31%	1.30%	1.30%	1.35%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.21%	(e)	1.27%	1.27%	1.27%	1.26%	(c)
Net investment income	2.95%	(e)	3.15%	2.70%	3.27%	3.34%	(c)
Supplemental data
Net assets, end of period (in thousands)	$52,531		$69,842	$60,278	$135,157	$54,191
Portfolio turnover	57%		62%	69%	75%	77%

Notes to Financial Highlights

(a)	For the period from December 1, 2006 (commencement of operations) to October 31, 2007.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT	45

Financial Highlights (continued)

	Year ended Oct. 31,
	2011		2010(a)
Class Z
Per share data
Net asset value, beginning of period	$7.48		$7.33
Income from investment operations:
Net investment income	0.23		0.01
Net realized and unrealized gain (loss)	(0.03)		0.14
Total from investment operations	0.20		0.15
Less distributions to shareholders from:
Net investment income	(0.32)		—
Net asset value, end of period	$7.36		$7.48
Total return	2.83%		2.05%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.96%		1.13%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.94%	(e)	0.95%	(c)
Net investment income	3.19%	(e)	2.31%	(c)
Supplemental data
Net assets, end of period (in thousands)	$768		$8
Portfolio turnover	57%		62%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

46	COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT

Notes to Financial Statements

October 31, 2011

Note	1. Organization

Columbia Global Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource Global Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT	47

Notes to Financial Statements (continued)

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note	2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in

48	COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT

such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations

COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT	49

Notes to Financial Statements (continued)

include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate

50	COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT

fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio to create long and short currency exposures.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage the duration and yield curve exposure of the Fund versus the benchmark, manage exposure to movements in interest rates and to create active long and short interest rate exposures. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT	51

Notes to Financial Statements (continued)

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at October 31, 2011

Risk Exposure Category	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$1,336,103		Unrealized depreciation on forward foreign currency exchange contracts	$1,537,998
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	12,637	*		—
Total		$1,348,740			$1,537,998

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended October 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Futures Contracts	Total
Foreign exchange contracts	$(2,874,168)	$—	$(2,874,168)
Interest rate contracts	—	(1,507,719)	$(1,507,719)
Total	$(2,874,168)	$(1,507,719)	$(4,381,887)

52	COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Futures Contracts	Total
Foreign exchange contracts	$(922,284)	$—	$(922,284)
Interest rate contracts	—	159,974	$159,974
Total	$(922,284)	$159,974	$(762,310)

Volume of Derivative Instruments for the Year Ended October 31, 2011
Contracts Opened
Forward foreign currency exchange contracts	571
Futures contracts	5,993

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT	53

Notes to Financial Statements (continued)

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Interest Only Securities

The Fund may invest in Interest Only Securities (IOs). IOs are stripped mortgage backed securities entitled to receive all of the security’s interest, but none of its principal. Interest is accrued daily. The daily accrual factor is adjusted each month to reflect the paydown of principal.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Inflation adjustments to the principal amount and cost basis of inflation-indexed securities are included in interest income.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the

54	COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT

Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for those jurisdictions, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown

COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT	55

Notes to Financial Statements (continued)

since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note	3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective July 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.57% to 0.47% as the Fund’s net assets increase. Prior to July 1, 2011, the management fee was equal to a percentage of the Fund’s average daily net assets that declined from 0.72% to 0.52% as the Fund’s net assets increased. The effective management fee rate for the year ended October 31, 2011 was 0.67% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s

56	COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT

average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2011 was 0.08% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial served as the Fund Administrator.

Other Fees

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended October 31, 2011, other expenses paid to this company were $3,141.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT	57

Notes to Financial Statements (continued)

Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to the share class.

For the year ended October 31, 2011, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.29%
Class B	0.30
Class C	0.29
Class R	0.28
Class R4	0.05
Class W	0.29
Class Z	0.22

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2011, these minimum account balance fees reduced total expenses by $20.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $966,000 and $84,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2011, and may be recovered from

58	COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT

future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $131,636 for Class A, $6,350 for Class B and $466 for Class C shares for the year ended October 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective January 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2011, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.21%
Class B	1.96
Class C	1.96
Class I	0.76
Class R	1.46
Class R4	1.06
Class W	1.21
Class Z	0.96

Prior to January 1, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.25%
Class B	2.02
Class C	2.01
Class I	0.82
Class R	1.62
Class R4	1.12
Class W	1.27
Class Z	1.00

Effective January 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless

COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT	59

Notes to Financial Statements (continued)

sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, will not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.14%
Class B	1.89
Class C	1.89
Class I	0.69
Class R	1.39
Class R4	0.99
Class W	1.14
Class Z	0.89

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Note	4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended October 31, 2011, these differences are primarily due to differing treatments for futures contracts, foreign currency transactions, interest on bonds, foreign tax credits and deferral/reversal of wash sale losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$10,221,380
Accumulated net realized loss	(10,221,380)

60	COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended October 31,	2011	2010
Ordinary income	$19,961,957	$12,382,871
Long-term capital gains	—	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$15,210,035
Undistributed accumulated long-term gain	1,192,860
Unrealized appreciation	14,394,738

At October 31, 2011, the cost of investments for federal income tax purposes was $285,467,344 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$19,488,491
Unrealized depreciation	(4,269,126)
Net unrealized appreciation	$15,219,365

For the year ended October 31, 2011, $11,380,428 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However,

management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note	5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $255,236,785 and $480,633,174, respectively, for the year ended October 31, 2011, of which $86,034,869 and $113,410,843, respectively, were U.S. Government securities.

COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT	61

Notes to Financial Statements (continued)

Note	6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At October 31, 2011, securities valued at $12,142,377 were on loan, secured by U.S government securities valued at $2,510,167 and by cash collateral of $9,832,648 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended October 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note	7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is

62	COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT

included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note	8. Shareholder Concentration

At October 31, 2011, the Investment Manager and/or affiliates owned 100% of the Fund’s Class I and Class R shares.

Note	9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount was increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Effective December 13, 2011, the Fund extended its revolving credit facility with the Administrative Agent. The credit facility agreement, as amended, permits collective borrowings up to $500 million. Effective December 13, 2011, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later

COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT	63

Notes to Financial Statements (continued)

than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended October 31, 2011.

Note	10. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer companies than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration Risk

The Fund may be particularly susceptible to political, regulatory and economic events affecting companies and countries within the specific geographic region in which the Fund may focus its investments. Currency devaluation could occur in countries that have not yet experienced currency devaluations to date, or could continue to occur in countries that have already experienced such devaluations. The full impact of recent European events and the impact to the Euro is uncertain. As the Fund invests in European securities, their market values may be adversely impacted. At October 31, 2011, the Fund’s exposure to the Euro represented 22.7% of net assets.

Note	11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 9 above, there were no items requiring adjustment of the financial statements or additional disclosure.

64	COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT

Note	12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was

COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT	65

Notes to Financial Statements (continued)

censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and

Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

66	COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Global Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Global Bond Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian, agent banks and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT	67

Report of Independent Registered Public

Accounting Firm (continued)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Global Bond Fund of the Columbia Funds Series Trust II at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

December 22, 2011

68	COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended October 31, 2011

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	0.00%
Dividends Received Deduction for corporations	0.00%
U.S. Government Obligations	2.25%
Foreign Taxes Paid	$184,914
Foreign Source Income	$12,346,628

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT	69

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, prior to the Transaction, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve directors/trustees to sixteen for all funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

70	COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT	71

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), from September 2003 to May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

72	COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco Corporation (real estate development) and Mickel Investment Group	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas
Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	153	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)
*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT	73

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager* (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010.	153	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

74	COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003-December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004-October 2004
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT	75

Board Members and Officers (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Vice President — Asset Management, Ameriprise Financial, Inc., since July 2011; Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007-April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006-April 2010; former Co-President and Senior Managing Director, Robeco Investment Management
Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007
Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004-May 2005
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 53	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 41	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, Feb. 1998 to May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 42	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005

76	COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 42	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT	77

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

78	COLUMBIA GLOBAL BOND FUND — 2011 ANNUAL REPORT

Columbia Global Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The
Fund is distributed by Columbia Management Investment Distributors, Inc., member
FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6309 AH (12/11)

Annual Report

Columbia

Absolute Return Currency and Income Fund

Annual Report for the Period Ended October 31, 2011

Columbia Absolute Return Currency and Income Fund seeks to provide shareholders with positive absolute return.

Not FDIC insured ¡ No bank guarantee  ¡ May lose value

Your Fund at a Glance	2

Manager Commentary	4

The Fund’s Long-term Performance	8

Fund Expense Example	10

Portfolio of Investments	12

Statement of Assets and Liabilities	17

Statement of Operations	19

Statement of Changes in Net Assets	20

Financial Highlights	22

Notes to Financial Statements	28

Report of Independent Registered Public Accounting Firm	44

Federal Income Tax Information	46

Board Members and Officers	47

Proxy Voting	55

See the Fund’s prospectus for risks associated with investing in the Fund.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT	1

Your Fund at a Glance

FUND SUMMARY

>	Columbia Absolute Return Currency and Income Fund (the Fund) Class A shares declined 0.50% (excluding sales charge) for the 12 months ended October 31, 2011.
>	The Fund underperformed its benchmark, the Citigroup 3-month U.S. Treasury Bill Index, which rose 0.10% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended October 31, 2011)

	1 year	3 years	5 years	Since inception 06/15/06*
Columbia Absolute Return Currency and Income Fund Class A (excluding sales charge)	-0.50%	+0.12%	+1.87%	+2.18%
Citigroup 3-month U.S. Treasury Bill Index (unmanaged)	+0.10%	+0.16%	+1.53%	+1.75%

*	Fund data is from June 15, 2006. Citigroup 3-month U.S.Treasury Bill Index is from June 30, 2006.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 3.00% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The index does not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

2	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS

at October 31, 2011
Without sales charge	1 year	3 years	5 years	Since inception
Class A (inception 6/15/06)	-0.50%	+0.12%	+1.87%	+2.18%
Class B (inception 6/15/06)	-1.32%	-0.63%	+1.15%	+1.47%
Class C (inception 6/15/06)	-1.22%	-0.63%	+1.15%	+1.48%
Class I (inception 6/15/06)	+0.20%	+0.62%	+2.34%	+2.66%
Class W (inception 12/1/06)	-0.50%	+0.08%	N/A	+1.72%
Class Z (inception 9/27/10)	+0.20%	N/A	N/A	-0.63%

With sales charge
Class A (inception 6/15/06)	-3.49%	-0.90%	+1.26%	+1.60%
Class B (inception 6/15/06)	-6.25%	-1.63%	+0.78%	+1.30%
Class C (inception 6/15/06)	-2.21%	-0.63%	+1.15%	+1.48%

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 3.00% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT	3

Manager Commentary

Dear Shareholders,

Columbia Absolute Return Currency and Income Fund (the Fund) Class A shares declined 0.50% (excluding sales charge) for the 12 months ended October 31, 2011. The Fund underperformed its benchmark, the Citigroup 3-Month U.S. Treasury Bill Index (Citigroup Index), which rose 0.10% during the same period.

Significant performance factors

We use a two-part investment process to seek to achieve the Fund’s investment objective. The first component consists of investments in primarily high quality, short-term fixed income securities with minimal interest rate risk. This component seeks to build a base of consistent income. These short-term investments are also designated, as necessary, to cover obligations invested in through the second component of our process, which is based on a proprietary quantitative currency model. The model uses various fundamental and technical factors, including current and historical data, to rank the anticipated value of nine different currencies from developed countries, relative to the U.S. dollar. Based on these rankings, we enter into long forward foreign currency contracts for the three most attractive currencies and enter into short forward foreign currency contracts for the three least attractive currencies, all relative to the U.S. dollar. The Fund experiences profits or losses to the extent the values of the currencies appreciate or depreciate relative to the U.S. dollar.

Despite the Fund’s overall negative return during the annual period, we were able to generate modestly positive return from both the Fund’s investment in short-term fixed income securities and our proprietary quantitative currency model. The Fund’s positioning in the Norwegian krone, Australian dollar, Japanese yen, New Zealand dollar and euro benefited its results for the 12 months ended October 31, 2011. On the other hand, positioning in the

PORTFOLIO BREAKDOWN(1) (at October 31, 2011)
Asset-Backed Securities — Non-Agency	2.0%
Commercial Mortgage-Backed Securities — Non-Agency	2.1
Corporate Bonds & Notes	1.4
Foreign Government Obligations	1.4
Other(2)	93.1

(1)	Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(2)	Cash Equivalents.

4	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT

Swiss franc, Swedish krona, Canadian dollar and British pound detracted from Fund performance.

Our current investment strategy

We run our quantitative model weekly and reset currency positions as needed, applying the output of this model on a systematic basis. We generally seek neutral exposure to the U.S. dollar, the base currency. In our view, remaining neutral to the U.S. dollar as part of our strategy helps control overall volatility. We also use an externally developed, but fully integrated, risk management system to help us monitor and mitigate market risk. We believe the Fund is designed to do well in either rising or falling U.S. dollar environments.

Our future strategy

We intend to stay disciplined to our systematic investment strategy. Through the use of our proprietary quantitative model, which determines the Fund’s positions in forward foreign currency contracts relative to the U.S. dollar, we will continue to seek an absolute return that is unrelated to general movements in the U.S. dollar and other types of financial assets. Overall, we will continue to seek to generate positive total returns from the income produced by the Fund’s investments in short-term debt obligations, plus the gains or minus the losses resulting from the fluctuations in the values of various foreign currencies relative to the U.S. dollar.

The Fund experiences profits or losses to the extent the values of the currencies appreciate or depreciate relative to the U.S. dollar.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT	5

Manager Commentary (continued)

QUALITY BREAKDOWN(1) (at October 31, 2011)
AAA rating	75.8%
AA rating	23.6
Non-investment grade	0.6

(1)	Percentages indicated are based upon total fixed income securities.

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not Rated.

The Fund does not actually take ownership of foreign currencies or sell actual foreign currencies. Rather, forward foreign currency contracts are used to gain comparable currency exposure. Because the establishment of the Fund’s forward foreign currency contracts requires little cash outlay, the Fund’s assets will consist primarily of short-term investment grade U.S. dollar-denominated corporate debt securities (if unrated, securities will be of comparable quality as determined by the investment manager). For information relating to Forward Foreign Currency Exchange Contracts Open at October 31, 2011, see page 13 of this report. At the end of the annual period, a majority of the underlying portfolio was invested in Columbia Short-Term Cash Fund in an effort to reduce volatility.

Nicholas Pifer, CFA®

Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

6	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT

[THIS PAGE INTENTIONALLY LEFT BLANK]

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Absolute Return Currency and Income Fund Class A shares (from 06/15/06 to 10/31/11) as compared to the performance of the Citigroup 3-month U.S. Treasury Bill Index. In comparing the Fund’s Class A shares to this index, you should take into account the fact that the Fund’s performance reflects a maximum sales charge of 3.00%, while such charges are not reflected in the performance of the index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectuses.

COMPARATIVE RESULTS
Results at October 31, 2011
	1 year	3 years	5 years	Since inception(2) 6/15/06
RiverSource Absolute Return Currency and Income Fund (includes sales charge)
Class A Cumulative value of $10,000	$9,651	$9,732	$10,645	$10,893
Average annual total return	-3.49%	-0.90%	+1.26%	+1.60%
Citigroup 3-month U.S. Treasury Bill Index(1)
Cumulative value of $10,000	$10,010	$10,049	$10,790	$10,970
Average annual total return	+0.10%	+0.16%	+1.53%	+1.75%

Results for other classes can be found on page 3.

8	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT

(1)

The Citigroup 3-month U.S. Treasury Bill Index, an unmanaged index, represents the performance of three-month Treasury bills. The index reflects reinvestment of all distributions and changes in market prices.

(2)	Fund data is from June 15, 2006. Citigroup 3-month U.S. Treasury is from June 30, 2006.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT	9

Fund Expense Example

(Unaudited)

Understanding your expenses

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the “Compare with other funds” information with details on using the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would have been higher.

10	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT

May 1, 2011 — October 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	983.20	1,016.57	8.69	8.84	1.73
Class B	1,000.00	1,000.00	979.80	1,012.87	12.34	12.55	2.46
Class C	1,000.00	1,000.00	979.80	1,012.77	12.44	12.65	2.48
Class I	1,000.00	1,000.00	987.30	1,020.07	5.24	5.32	1.04
Class W	1,000.00	1,000.00	983.20	1,016.68	8.59	8.74	1.71
Class Z	1,000.00	1,000.00	986.30	1,019.51	5.79	5.89	1.15

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until February 28, 2013, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 1.32% for Class A, 2.07% for Class B, 2.07% for Class C, 0.87% for Class I, 1.32% for Class W and 1.07% for Class Z. Any amounts waived will not be reimbursed by the Fund. This change becomes effective January 1, 2012. If this change had been in place for the entire six month period ended October 31, 2011, the actual expenses paid would have been $7.44 for Class A, $11.19 for Class B, $11.19 for Class C, $4.38 for Class I, $6.63 for Class W and $5.39 for Class Z; the hypothetical expenses paid would have been $7.57 for Class A, $11.38 for Class B, $11.38 for Class C, $4.46 for Class I, $6.75 for Class W and $5.48 for Class Z.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT	11

Portfolio of Investments

Columbia Absolute Return Currency and Income Fund

October 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes 1.4%

Agencies 1.4%
Bank of America Corp. FDIC Government Guaranty(a)
06/22/12	0.555%	$2,000,000	$2,004,464

Total			2,004,464
Total Corporate Bonds & Notes (Cost: $2,000,000)			$2,004,464

Commercial Mortgage-Backed Securities - Non-Agency 2.1%
GS Mortgage Securities Corp. II(a)(b)(c) Series 2007-EOP Class A2
03/06/20	1.317%	$1,200,000	$1,189,166
Series 2007-EOP Class A3
03/06/20	1.535%	1,770,000	1,751,502

Total Commercial Mortgage-Backed Securities - Non-Agency (Cost: $2,926,030)			$2,940,668

Asset-Backed Securities - Non-Agency 2.0%
Countrywide Home Equity Loan Trust Series 2005-H Class 2A (FGIC)(a)
12/15/35	0.483%	$114,234	$55,230
Northstar Education Finance, Inc. Series 2007-1 Class A2(a)
01/29/46	1.175%	750,000	686,856
SLM Student Loan Trust(a) Series 2005-5 Class A2
10/25/21	0.498%	511,608	509,324
Series 2005-8 Class A2
07/25/22	0.508%	661,889	659,893
Series 2006-C Class A2
09/15/20	0.397%	319,214	316,806
Series 2007-2 Class A2
07/25/17	0.418%	668,619	661,861

Total Asset-Backed Securities - Non-Agency
(Cost: $3,002,505)			$2,889,970

Issuer	Coupon Rate	Principal Amount	Value
Foreign Government Obligations 1.4%

UNITED KINGDOM 1.4%
Royal Bank of Scotland PLC (The) Government Liquid Guaranteed(a)(c)(d)
05/11/12	0.981%	$2,000,000	$2,006,092

Total			2,006,092
Total Foreign Government Obligations (Cost: $2,000,000)			$2,006,092

	Shares	Value
Money Market Funds 92.7%
Columbia Short-Term Cash Fund, 0.123%(e)(f)	132,263,114	$132,263,114
Total Money Market Funds
(Cost: $132,263,114)		$132,263,114
Total Investments
(Cost: $142,191,649)		$142,104,308
Other Assets & Liabilities, Net		591,719
Net Assets		$142,696,027

The accompanying Notes to Financial Statements are an integral part of this statement.

12	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT

Investment in Derivatives

Forward Foreign Currency Exchange Contracts Open at October 31, 2011
Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation	Unrealized Depreciation

UBS	Nov. 30, 2011	20,256,668 (USD	)	19,480,000 (AUD	)	$203,476	$—
HSBC Securities (USA), Inc.	Nov. 30, 2011	13,496,381 (USD	)	8,560,000 (GBP	)	263,398	—
Barclays	Nov. 30, 2011	34,346,882 (USD	)	2,676,996,000 (JPY	)	—	(86,903)
CitiGroup	Nov. 30, 2011	136,317,000 (SEK	)	20,488,106 (USD	)	—	(396,190)
Goldman Sachs	Nov. 30, 2011	14,728,000 (EUR	)	20,262,046 (USD	)	—	(111,337)
Morgan Stanley	Nov. 30, 2011	11,956,000 (CHF	)	13,731,638 (USD	)	105,325	—
Total						$572,199	$(594,430)

Notes to Portfolio of Investments

(a)	Variable rate security. The interest rate shown reflects the rate as of October 31, 2011.

(b)

The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2011, the value of these securities amounted to $4,946,760 or 3.47% of net assets.

(d)	Represents a foreign security. At October 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $2,006,092 or 1.41% of net assets.

(e)	The rate shown is the seven-day current annualized yield at October 31, 2011.

(f)	Investments in affiliates during the year ended October 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$150,791,858	$151,376,756	$(169,905,500)	$—	$132,263,114	$305,561	$132,263,114

Abbreviation Legend
FDIC	Federal Deposit Insurance Corporation
FGIC	Financial Guaranty Insurance Company

Currency Legend
AUD	Australian Dollar
CHF	Swiss Franc
EUR	European Monetary Unit
GBP	British Pound Sterling
JPY	Japanese Yen
SEK	Swedish Krona

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT	13

The accompanying Notes to Financial Statements are an integral part of this statement.

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of October 31, 2011:

	Fair Value at October 31, 2011
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total
Bonds
Corporate Bonds & Notes	$—	$2,004,464	$—	$2,004,464
Commercial Mortgage-Backed Securities — Non-Agency	—	2,940,668	—	2,940,668
Asset-Backed Securities — Non-Agency	—	2,889,970	—	2,889,970
Foreign Government Obligations	—	2,006,092	—	2,006,092
Total Bonds	—	9,841,194	—	9,841,194
Other
Money Market Funds	132,263,114	—	—	132,263,114
Total Other	132,263,114	—	—	132,263,114
Investments in Securities	132,263,114	9,841,194	—	142,104,308
Derivatives(c)
Assets
Forward Foreign Currency Exchange Contracts	—	572,199	—	572,199
Liabilities
Forward Foreign Currency Exchange Contracts	—	(594,430)	—	(594,430)
Total	$132,263,114	$9,818,963	$—	$142,082,077

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT	15

Portfolio of Investments (continued)

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT

Statement of Assets and Liabilities

October 31, 2011

Assets
Investments, at value
Unaffiliated issuers (identified cost $9,928,535)	$9,841,194
Affiliated issuers (identified cost $132,263,114)	132,263,114
Total investments (identified cost $142,191,649)	142,104,308
Cash	667,087
Unrealized appreciation on forward foreign currency exchange contracts	572,199
Receivable for:
Investments sold	297,052
Capital shares sold	77,350
Dividends	16,195
Interest	9,208
Prepaid expense	3,371
Total assets	143,746,770
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	594,430
Payable for:
Investments purchased	50,706
Capital shares purchased	208,692
Investment management fees	10,406
Distribution fees	1,666
Transfer agent fees	92,923
Administration fees	935
Other expenses	90,985
Total liabilities	1,050,743
Net assets applicable to outstanding capital stock	$142,696,027

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT	17

Statement of Assets and Liabilities (continued)

October 31, 2011

Represented by
Paid-in capital	$144,765,751
Excess of distributions over net investment income	(7,179)
Accumulated net realized loss	(1,952,973)
Unrealized appreciation (depreciation) on:
Investments	(87,341)
Forward foreign currency exchange contracts	(22,231)
Total — representing net assets applicable to outstanding capital stock	$142,696,027
Net assets applicable to outstanding shares
Class A	$40,755,103
Class B	$697,631
Class C	$3,332,865
Class I	$67,660,402
Class W	$24,171,320
Class Z	$6,078,706
Shares outstanding
Class A	4,095,268
Class B	71,756
Class C	343,195
Class I	6,694,176
Class W	2,430,600
Class Z	601,170
Net asset value per share
Class A(a)	$9.95
Class B	$9.72
Class C	$9.71
Class I	$10.11
Class W	$9.94
Class Z	$10.11

(a)	The maximum offering price per share for Class A is $10.26. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT

Statement of Operations

Year ended October 31, 2011

Net investment income
Income:
Interest	$128,909
Dividends from affiliates	305,561
Total income	434,470
Expenses:
Investment management fees	1,609,568
Distribution fees
Class A	125,950
Class B	8,800
Class C	40,165
Class W	152,559
Transfer agent fees
Class A	206,366
Class B	3,494
Class C	16,356
Class W	242,709
Class Z	2,200
Administration fees	144,680
Compensation of board members	7,935
Custodian fees	7,590
Printing and postage fees	55,000
Registration fees	54,000
Professional fees	35,514
Other	8,268
Total expenses	2,721,154
Net investment loss	(2,286,684)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(462,779)
Forward foreign currency exchange contracts	(1,188,045)
Net realized loss	(1,650,824)
Net change in unrealized appreciation (depreciation) on:
Investments	610,972
Forward foreign currency exchange contracts	1,370,460
Net change in unrealized appreciation	1,981,432
Net realized and unrealized gain	330,608
Net decrease in net assets from operations	$(1,956,076)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT	19

Statement of Changes in Net Assets

Year ended October 31,	2011	2010
Operations
Net investment loss	$(2,286,684)	$(2,360,510)
Net realized gain (loss)	(1,650,824)	7,276,467
Net change in unrealized appreciation (depreciation)	1,981,432	(2,799,721)
Net increase (decrease) in net assets resulting from operations	(1,956,076)	2,116,236
Decrease in net assets from share transactions	(25,367,036)	(71,914,891)
Total decrease in net assets	(27,323,112)	(69,798,655)
Net assets at beginning of year	170,019,139	239,817,794
Net assets at end of year	$142,696,027	$170,019,139
Excess of distributions over net investment income	$(7,179)	$(8,707)

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT

Statement of Changes in Net Assets (continued)

Year ended October 31,	2011		2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	1,228,991	12,308,756	1,663,071	16,677,282
Conversions from Class B	22,500	224,172	35,650	359,706
Redemptions	(3,375,910)	(33,903,777)	(6,983,449)	(69,908,500)
Net decrease	(2,124,419)	(21,370,849)	(5,284,728)	(52,871,512)
Class B shares
Subscriptions	31,072	305,161	43,555	432,110
Conversions to Class A	(22,981)	(224,172)	(36,151)	(359,706)
Redemptions	(38,552)	(379,819)	(110,895)	(1,096,703)
Net decrease	(30,461)	(298,830)	(103,491)	(1,024,299)
Class C shares
Subscriptions	81,907	804,381	77,784	768,647
Redemptions	(216,896)	(2,133,457)	(373,130)	(3,691,116)
Net decrease	(134,989)	(1,329,076)	(295,346)	(2,922,469)
Class I shares
Subscriptions	12,643,001	128,114,306	1,414,313	14,194,788
Redemptions	(9,785,869)	(98,320,174)	(476,312)	(4,817,932)
Net increase	2,857,132	29,794,132	938,001	9,376,856
Class R4 shares
Redemptions	—	—	(1,000)	(10,199)
Net decrease	—	—	(1,000)	(10,199)
Class R5 shares
Redemptions	—	—	(942)	(9,694)
Net decrease	—	—	(942)	(9,694)
Class W shares
Subscriptions	1,817,360	18,226,039	2,221,309	22,211,948
Redemptions	(5,728,728)	(56,478,697)	(4,647,352)	(46,679,746)
Net decrease	(3,911,368)	(38,252,658)	(2,426,043)	(24,467,798)
Class Z shares
Subscriptions	703,290	7,134,897	1,405	14,224
Redemptions	(103,525)	(1,044,652)	—	—
Net increase	599,765	6,090,245	1,405	14,224
Total net decrease	(2,744,340)	(25,367,036)	(7,172,144)	(71,914,891)

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT	21

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payments of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Oct. 31,
	2011		2010		2009		2008	2007
Class A
Per share data
Net asset value, beginning of period	$10.00		$9.93		$9.97		$10.58	$10.09
Income from investment operations:
Net investment income (loss)	(0.15)		(0.12)		(0.08)		0.15	0.41
Net realized and unrealized gain (loss)	0.10		0.19		0.09		(0.22)	0.57
Total from investment operations	(0.05)		0.07		0.01		(0.07)	0.98
Less distributions to shareholders from:
Net investment income	—		—		(0.00	)(a)	(0.18)	(0.39)
Net realized gains	—		—		(0.05)		(0.36)	(0.10)
Total distributions to shareholders	—		—		(0.05)		(0.54)	(0.49)
Net asset value, end of period	$9.95		$10.00		$9.93		$9.97	$10.58
Total return	(0.50%	)	0.71%		0.15%		(0.57% )	9.96% (b)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.73%		1.47%		1.38%		1.39%	1.36%
Net expenses after fees waived or expenses reimbursed(d)	1.73%		1.47%		1.38%		1.39%	1.36%
Net investment income (loss)	(1.48%	)	(1.19%	)	(0.83%	)	1.50%	3.98%
Supplemental data
Net assets, end of period (in thousands)	$40,755		$62,209		$114,238		$175,659	$8,851
Portfolio turnover	0%		0%		16%		39%	36%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

During the year ended October 31, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.05%.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT

	Year ended Oct. 31, 2011
	2011		2010		2009	2008	2007
Class B
Per share data
Net asset value, beginning of period	$9.85		$9.85		$9.96	$10.58	$10.09
Income from investment operations:
Net investment income (loss)	(0.22)		(0.19)		(0.16)	0.04	0.34
Net realized and unrealized gain (loss)	0.09		0.19		0.10	(0.18)	0.59
Total from investment operations	(0.13)		—		(0.06)	(0.14)	0.93
Less distributions to shareholders from:
Net investment income	—		—		—	(0.12)	(0.34)
Net realized gains	—		—		(0.05)	(0.36)	(0.10)
Total distributions to shareholders	—		—		(0.05)	(0.48)	(0.44)
Net asset value, end of period	$9.72		$9.85		$9.85	$9.96	$10.58
Total return	(1.32%	)	0.00%	(a)	(0.56% )	(1.35% )	9.38% (b)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	2.47%		2.23%		2.14%	2.16%	2.10%
Net expenses after fees waived or expenses reimbursed(d)	2.47%		2.23%		2.14%	2.16%	2.10%
Net investment income (loss)	(2.21%	)	(1.95%	)	(1.59% )	0.38%	3.26%
Supplemental data
Net assets, end of period (in thousands)	$698		$1,006		$2,026	$3,269	$11
Portfolio turnover	0%		0%		16%	39%	36%

Notes to Financial Highlights

(a)	Rounds to less than 0.01%.
(b)

During the year ended October 31, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.05%.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT	23

Financial Highlights (continued)

	Year ended Oct. 31,
	2011		2010		2009	2008	2007
Class C
Per share data
Net asset value, beginning of period	$9.83		$9.84		$9.95	$10.57	$10.09
Income from investment operations:
Net investment income (loss)	(0.22)		(0.19)		(0.16)	0.06	0.34
Net realized and unrealized gain (loss)	0.10		0.18		0.10	(0.20)	0.58
Total from investment operations	(0.12)		(0.01)		(0.06)	(0.14)	0.92
Less distributions to shareholders from:
Net investment income	—		—		—	(0.12)	(0.34)
Net realized gains	—		—		(0.05)	(0.36)	(0.10)
Total distributions to shareholders	—		—		(0.05)	(0.48)	(0.44)
Net asset value, end of period	$9.71		$9.83		$9.84	$9.95	$10.57
Total return	(1.22%	)	(0.10%	)	(0.56% )	(1.31% )	9.37% (a)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.48%		2.22%		2.14%	2.15%	2.12%
Net expenses after fees waived or expenses reimbursed(c)	2.48%		2.22%		2.14%	2.15%	2.12%
Net investment income (loss)	(2.23%	)	(1.94%	)	(1.60% )	0.66%	3.42%
Supplemental data
Net assets, end of period (in thousands)	$3,333		$4,703		$7,609	$9,463	$220
Portfolio turnover	0%		0%		16%	39%	36%

Notes to Financial Highlights

(a)

During the year ended October 31, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.05%.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT

	Year ended Oct. 31,
	2011		2010		2009	2008	2007
Class I
Per share data
Net asset value, beginning of period	$10.09		$9.98		$9.98	$10.59	$10.10
Income from investment operations:
Net investment income (loss)	(0.08)		(0.08)		(0.04)	0.21	0.44
Net realized and unrealized gain (loss)	0.10		0.19		0.10	(0.24)	0.59
Total from investment operations	0.02		0.11		0.06	(0.03)	1.03
Less distributions to shareholders from:
Net investment income	—		—		(0.01)	(0.22)	(0.44)
Net realized gains	—		—		(0.05)	(0.36)	(0.10)
Total distributions to shareholders	—		—		(0.06)	(0.58)	(0.54)
Net asset value, end of period	$10.11		$10.09		$9.98	$9.98	$10.59
Total return	0.20%		1.10%		0.56%	(0.25% )	10.49% (a)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.05%		1.07%		1.01%	1.03%	1.07%
Net expenses after fees waived or expenses reimbursed(c)	1.05%		1.07%		1.01%	1.03%	1.07%
Net investment income (loss)	(0.84%	)	(0.79%	)	(0.40% )	2.10%	4.30%
Supplemental data
Net assets, end of period (in thousands)	$67,660		$38,718		$28,926	$202,106	$121,970
Portfolio turnover	0%		0%		16%	39%	36%

Notes to Financial Highlights

(a)

During the year ended October 31, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.05%.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT	25

Financial Highlights (continued)

	Year ended Oct. 31,
	2011		2010		2009	2008	2007(a)
Class W
Per share data
Net asset value, beginning of period	$9.99		$9.92		$9.97	$10.58	$10.13
Income from investment operations:
Net investment income (loss)	(0.15)		(0.12)		(0.08)	0.11	0.36
Net realized and unrealized gain (loss)	0.10		0.19		0.08	(0.19)	0.55
Total from investment operations	(0.05)		0.07		—	(0.08)	0.91
Less distributions to shareholders from:
Net investment income	—		—		—	(0.17)	(0.36)
Net realized gains	—		—		(0.05)	(0.36)	(0.10)
Total distributions to shareholders	—		—		(0.05)	(0.53)	(0.46)
Net asset value, end of period	$9.94		$9.99		$9.92	$9.97	$10.58
Total return	(0.50%	)	0.71%		0.04%	(0.66% )	9.21%	(b)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.71%		1.51%		1.46%	1.50%	1.54%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.71%		1.51%		1.46%	1.50%	1.54%	(d)
Net investment income (loss)	(1.46%	)	(1.23%	)	(0.86% )	1.09%	3.88%	(d)
Supplemental data
Net assets, end of period (in thousands)	$24,171		$63,369		$87,000	$303,933	$5
Portfolio turnover	0%		0%		16%	39%	36%

Notes to Financial Highlights

(a)	For the period from December 1, 2006 (commencement of operations) to October 31, 2006.
(b)

During the year ended October 31, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.05%.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT

	Year ended Oct. 31,
	2011		2010(a)
Class Z
Per share data
Net asset value, beginning of period	$10.09		$10.18
Income from investment operations:
Net investment income (loss)	(0.10)		(0.01)
Net realized and unrealized gain (loss)	0.12		(0.08)
Total from investment operations	0.02		(0.09)
Net asset value, end of period	$10.11		$10.09
Total return	0.20%		(0.88%	)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.15%		1.54%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.15%		1.54%	(c)
Net investment income (loss)	(0.95%	)	(1.20%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$6,079		$14
Portfolio turnover	0%		0%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT	27

Notes to Financial Statements

October 31, 2011

Note 1. Organization

Columbia Absolute Return Currency and Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource Global Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

28	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset- and mortgaged-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset- and mortgaged-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT	29

Notes to Financial Statements (continued)

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

30	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT	31

Notes to Financial Statements (continued)

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to shift foreign currency exposure back to U.S. dollar, and to create long and short currency positions versus the U.S. dollar.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at October 31, 2011

Risk Exposure Category	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$572,199	Unrealized depreciation on forward foreign currency exchange contracts	$594,430

32	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT

Effect of Derivative Instruments in the Statement of Operations for the

Year Ended October 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized In Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(1,188,045)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$1,370,460

Volume of Derivative Instruments for the Year Ended October 31, 2011
Contracts Opened
Forward foreign currency exchange contracts	230

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT	33

Notes to Financial Statements (continued)

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for those jurisdictions, as applicable.

Distributions to Shareholders

Distributions from net investment income are declared and paid monthly. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

34	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees	and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.89% to 0.70% as the Fund’s net assets increase. The effective management fee rate for the year ended October 31, 2011 was 0.89% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2011 was 0.08% of the Fund's average daily net assets. Prior to January 1, 2011, Ameriprise Financial served as the Fund Administrator.

Other Fees

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended October 31, 2011, other expenses paid to this company were $1,516.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT	35

Notes to Financial Statements (continued)

Board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses. Class I shares do not pay transfer agent fees.

For the year ended October 31, 2011, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.41%
Class B	0.40
Class C	0.41
Class W	0.40
Class Z	0.10

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2011, no minimum account balance fees were charged by the Fund.

36	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $60,000 and $24,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $11,052 for Class A, $57 for Class B and $200 for Class C shares for the year ended October 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective January 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.32%
Class B	2.07
Class C	2.07
Class I	0.87
Class W	1.32
Class Z	1.07

Under the agreement, the following fees and expenses, are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses,

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT	37

Notes to Financial Statements (continued)

transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal	Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended October 31, 2011, these differences are primarily due to differing treatments for foreign currency transactions and interest on bonds. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$2,288,212
Accumulated realized loss	(2,817)
Paid-in capital	(2,285,395)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

For the years ended October 31, 2011 and 2010, there were no distributions.

At October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed accumulated long-term gain	—
Accumulated realized loss	(1,814,567)
Unrealized depreciation	(255,157)

At October 31, 2011, the cost of investments for federal income tax purposes was $142,191,649 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$37,141
Unrealized depreciation	$(124,482)
Net unrealized appreciation/depreciation	$(87,341)

38	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT

The following capital loss carryforward, determined at October 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$1,692,023
2019	122,544
Total	$1,814,567

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio	Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $0 and $10,774,301, respectively, for the year ended October 31, 2011.

Note 6. Affiliated	Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT	39

Notes to Financial Statements (continued)

Note 7. Shareholder	Concentration

At October 31, 2011, the Investment Manager and/or affiliates owned 100% of the Fund's Class I.

Note 8. Line	of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount was increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. The Fund had no borrowings during the year ended October 31, 2011.

Effective December 13, 2011, the Fund extended its revolving credit facility with the Administrative Agent. The credit facility agreement, as amended, permits collective borrowings up to $500 million. Effective December 13, 2011, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

40	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT

Note 9. Significant	Risks

Foreign Currency Risk

The Fund's exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in U.S. or abroad. As a result, the Fund's exposure to foreign currencies may reduce the returns of the Fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult.

Geographic Concentration Risk

The Fund may be particularly susceptible to political, regulatory and economic events affecting companies and countries within the specific geographic region in which the Fund focuses its investments. Currency devaluation could occur in countries that have not yet experienced currency devaluations to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

Counterparty Risk

Counterparty risk is the risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the Investment Manager.

Note 10. Subsequent	Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 8 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information	Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT	41

Notes to Financial Statements (continued)

they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC

42	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT

also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT	43

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Absolute Return Currency and Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Absolute Return Currency and Income Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

44	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Absolute Return Currency and Income Fund of the Columbia Funds Series Trust II at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

December 22, 2011

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT	45

Federal Income Tax Information

(Unaudited)

Fiscal year ended October, 31, 2011

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

46	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, prior to the Transaction, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve directors/trustees to sixteen for all funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT	47

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

48	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), from September 2003 to May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT	49

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco Corporation (real estate development) and Mickel Investment Group	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas
Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	153	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)
*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

50	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT

Interested Board Member Affiliated with Investment Manager* (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010.	153	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT	51

Board Members and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003-December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004-October 2004
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

52	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Vice President — Asset Management, Ameriprise Financial, Inc., since July 2011; Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007-April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006-April 2010; former Co-President and Senior Managing Director, Robeco Investment Management
Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007
Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004-May 2005
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 53	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 41	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, Feb. 1998 to May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 42	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT	53

Board Members and Officers (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 42	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

54	COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND — 2011 ANNUAL REPORT	55

Columbia Absolute Return Currency and Income Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The
Fund is distributed by Columbia Management Investment Distributors, Inc., member
FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6502 K (12/11)

Annual Report

Columbia

Emerging Markets Bond Fund

Annual Report for the Period Ended October 31, 2011

Columbia Emerging Markets Bond Fund seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.

Not FDIC insured ¡ No bank guarantee  ¡ May lose value

Your Fund at a Glance	2

Manager Commentary	4

The Fund’s Long-term Performance	10

Fund Expense Example	12

Portfolio of Investments	14

Statement of Assets and Liabilities	25

Statement of Operations	27

Statement of Changes in Net Assets	29

Financial Highlights	31

Notes to Financial Statements	38

Report of Independent Registered Public Accounting Firm	58

Federal Income Tax Information	60

Board Members and Officers	61

Proxy Voting	69

See the Fund’s prospectus for risks associated with investing in the Fund.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT	1

Your Fund at a Glance

FUND SUMMARY

>	Columbia Emerging Markets Bond Fund (the Fund) Class A shares gained 3.58% (excluding sales charge) for the 12 months ended October 31, 2011.

>	The Fund modestly underperformed its benchmark, the J.P. Morgan Emerging Markets Bond Index-Global (J.P. Morgan EMBI-Global), which rose 4.05% for the same time period.

ANNUALIZED TOTAL RETURNS (for period ended October 31, 2011)

	1 year	3 years	5 years	Since inception 2/16/06
Columbia Emerging Markets Bond Fund Class A (excluding sales charge)	+3.58%	+24.66%	+8.79%	+8.64%
J.P. Morgan EMBI-Global (unmanaged)	+4.05%	+19.58%	+8.37%	+8.28%

(See “The Fund’s Long-term Performance” for a description of the Index)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The index does not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

2	COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS

at October 31, 2011
Without sales charge	1 year	3 years	5 years	Since inception
Class A (inception 2/16/06)	+3.58%	+24.66%	+8.79%	+8.64%
Class B (inception 2/16/06)	+2.77%	+23.65%	+7.94%	+7.81%
Class C (inception 2/16/06)	+2.96%	+23.75%	+7.99%	+7.84%
Class I (inception 2/16/06)	+4.18%	+25.16%	+9.28%	+9.10%
Class R4 (inception 2/16/06)	+3.65%	+24.75%	+8.99%	+8.83%
Class W (inception 12/1/06)	+3.47%	+24.54%	N/A	+8.64%
Class Z (inception 9/27/10)	+4.16%	N/A	N/A	+6.34%

With sales charge
Class A (inception 2/16/06)	-1.31%	+22.66%	+7.73%	+7.71%
Class B (inception 2/16/06)	-2.08%	+22.99%	+7.64%	+7.68%
Class C (inception 2/16/06)	+1.99%	+23.75%	+7.99%	+7.84%

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 4.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT	3

Manager Commentary

At October 31, 2011, approximately 28% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (Columbia). As a result of asset allocation decisions by Columbia, it is possible that Columbia Emerging Markets Bond Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 30, Class I capital stock activity for related activity during the most recent fiscal period). Columbia seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. Columbia Emerging Markets Bond Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund’s expenses, see the discussions beginning on pages 12 and 47.

Dear Shareholders,

Columbia Emerging Markets Bond Fund (the Fund) Class A shares gained 3.58% (excluding sales charge) for the 12 months ended October 31, 2011. The Fund modestly underperformed its benchmark, the J.P. Morgan Emerging Markets Bond Index-Global (J.P. Morgan EMBI-Global), which rose 4.05%.

COUNTRY BREAKDOWN(1) (at October 31, 2011)
Argentina	4.0%
Brazil	7.6
Colombia	6.7
Croatia	0.3
Dominican Republic	2.3
El Salvador	0.7
Hong Kong	0.2
Hungary	0.9
Indonesia	11.2
Kazakhstan	2.2
Latvia	0.3
Lithuania	1.5
Mexico	7.7
Namibia	0.8
Netherlands	1.4
Nigeria	0.6
Peru	2.6

4	COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT

COUNTRY BREAKDOWN(1) (at October 31, 2011) (continued)
Philippines	2.1
Poland	2.1
Qatar	0.7
Russian Federation	11.8
Senegal	0.2
South Africa	0.5
South Korea	0.9
Trinidad and Tobago	0.9
Turkey	5.6
Ukraine	2.1
Uruguay	5.0
Venezuela	7.1
Other(2)	10.0

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

Significant performance factors

Overall, emerging market bonds generated positive returns, though it was a challenging annual period marked by significant volatility as a series of

QUALITY BREAKDOWN(1) (at October 31, 2011)
AA rating	0.3%
A rating	5.3
BBB rating	46.4
BB rating	30.0
B rating	17.4
Not rated	0.6

(1)	Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT	5

Manager Commentary (continued)

exogenous factors buffeted the emerging markets. Key among these factors were the fear of contagion from the European sovereign debt crisis, uncertain U.S. fiscal policy and softer economic data revealing a broad developed market slowdown, exacerbated by supply chain disruptions in Japan. The first four months of the annual period saw the J.P. Morgan EMBI-Global decline significantly. From late February through July, performance rebounded dramatically. August was a quiet month and then in September, the J.P. Morgan EMBI-Global fell 4.20% before rallying back at the end of the annual period with a 4.51% gain in October. Importantly, when investors focused on the fundamentals of the emerging markets themselves, emerging market bonds performed well. Emerging markets continued to be supported internally by healthy economic growth that moderated toward trend or slightly below trend levels but still remained well above that of the developed markets. High commodity prices, strong balance sheets and solid capital inflows also buoyed the emerging markets. It was when external worries overwhelmed that emerging bonds struggled most.

Exposure to local debt contributed to the Fund’s performance the most during the annual period, as several emerging market currencies experienced volatility but still generated positive overall returns. Fund positions in bonds denominated in the Indonesian rupiah, Brazilian real, Uruguayan peso and Colombian peso contributed to Fund performance. Not all currency exposures benefited the Fund, however. Investment overweights in bonds denominated in the Mexico peso and underweighted allocations to U.S. dollar-denominated Brazilian and Mexican bonds detracted from relative performance.

Rising interest rates, both in the U.S. and the local emerging markets, were headwinds to performance coming out of the fourth quarter of 2010 and into the first quarter of 2011. Interest rates adjusted to concerns about higher inflation, driven by rising commodity prices and rapidly growing domestic economies that were running out of excess capacity. However, during the second half of the annual period, emerging market rates rallied more than U.S. Treasury rates, which caused local asset prices to rise, thus boosting the Fund’s relative results. Issue selection overall also contributed positively to the Fund’s results during the annual period.

Country positioning generated mixed results. An emphasis on higher quality sovereign debt helped the Fund’s performance, with investment overweights in Indonesia, Colombia, Kazakhstan and Russia being

6	COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT

especially beneficial. Fund overweights in Argentina, the Dominican Republic and some of the Eastern European countries detracted from Fund results.

Changes to the Fund’s portfolio

We increased the Fund’s exposure to the bonds of Russia, Poland and some of the Baltic nations where economic growth and fiscal policies were supportive, in our view. We marginally reduced exposure to local bonds denominated in emerging market currencies and brought the Fund’s Venezuela exposure to neutral versus the J.P. Morgan EMBI-Global benchmark. The Fund maintained its overweight in Latin America and its emphasis on issuers that will benefit from continued strong commodity prices.

At the end of the period, the Fund had its largest overweights in Uruguay, Colombia, the Dominican Republic, Russia and Indonesia. Conversely, the Fund was most significantly underweight Mexico, the Philippines, Turkey and Lebanon versus the J.P. Morgan EMBI-Global benchmark.

Our future strategy

We expect global economic growth to decelerate in 2012, led by the developed markets. Economic growth in Europe is projected to be flat and U.S. growth is likely to be only around 2%. This slow-growth environment will be a headwind for emerging markets performance in 2012, but we believe most emerging markets have the growth momentum and sovereign balance sheet cushion to continue to perform even in these conditions. Indeed, the International Monetary Fund forecasts economic growth in the emerging markets to be 6.4% in 2011 and 6.1% in 2012 versus 1.6% and 1.9%, respectively, in the developed markets.

Overall, emerging market bonds generated positive returns, though it was a challenging annual period marked by significant volatility as a series of exogenous factors buffeted the emerging markets.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT	7

Manager Commentary (continued)

The modest deceleration in the emerging market growth is anticipated for two primary reasons. First, from a cyclical standpoint, some of the emerging market nations are simply running up against capacity constraints, particularly in some of the Asian and Latin American countries. A second factor is the impact of sluggish developed market growth on trade flows and financial market volatility on capital inflows and overall investor risk appetite.

Clearly, the primary risks to the emerging markets are outside the sector. However, it appears that markets have priced in the risk of slower global growth, albeit not a recession, and we believe policymakers on both sides of the Atlantic, will make prudent decisions, though perhaps slowly, hesitantly and after exhausting many other alternatives. Policy risk, along with concerns about European sovereign debt and U.S. fiscal health, will likely remain a source of externally-induced volatility that may continue for some time.

All that said, we remain cautiously constructive on the sector given the sector’s solid economic growth, strong balance sheets, low debt levels and overall creditworthiness. At the end of the annual period, the Fund had a higher cash position than usual so that we may opportunistically add to our favored investments during times of market weakness. At the same time, we remain mindful about how we express our country views, sensitive to how lingering external risks might affect the investments in the Fund’s portfolio.

Indeed, as always, we continue to monitor several important factors. Among them are the creditworthiness of each country, the strength of its economic policies and the soundness of its fundamentals. We will continually re-evaluate these factors as we seek to identify individual securities that present attractive value opportunities.

Nicholas Pifer, CFA® Portfolio Manager	James Carlen, CFA® Portfolio Manager

8	COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT	9

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Emerging Markets Bond Fund Class A shares (from 2/16/06 to 10/31/11) as compared to the performance of the J.P. Morgan Emerging Markets Bond Index-Global (J.P. Morgan EMBI-Global). In comparing the Fund’s Class A shares to the index, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 4.75%, while such charges are not reflected in the performance of the index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectuses.

COMPARATIVE RESULTS
Results at October 31, 2011
	1 year	3 years	5 years	Since inception 2/16/06
Columbia Emerging Markets Bond Fund (includes sales charge)
Class A Cumulative value of $10,000	$9,869	$18,454	$14,511	$15,275
Average annual total return	-1.31%	+22.66%	+7.73%	+7.71%
J.P. Morgan EMBI-Global(1)
Cumulative value of $10,000	$10,405	$17,101	$14,946	$15,742
Average annual total return	+4.05%	+19.58%	+8.37%	+8.28%

Results for other classes can be found on page 3.

10	COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT

(1)

The J.P. Morgan EMBI-Global, an unmanaged index, is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans. The index reflects reinvestment of all distributions and changes in market prices.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT	11

Fund Expense Example

(Unaudited)

Understanding your expenses

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the “Compare with other funds” information with details on using the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would have been higher.

12	COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT

May 1, 2011 — October 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,019.30	1,018.80	6.60	6.60	1.29
Class B	1,000.00	1,000.00	1,014.40	1,014.95	10.47	10.47	2.05
Class C	1,000.00	1,000.00	1,016.60	1,015.05	10.37	10.37	2.03
Class I	1,000.00	1,000.00	1,022.60	1,021.29	4.10	4.10	0.80
Class R4	1,000.00	1,000.00	1,019.20	1,019.92	5.48	5.48	1.07
Class W	1,000.00	1,000.00	1,018.50	1,018.70	6.70	6.70	1.31
Class Z	1,000.00	1,000.00	1,022.70	1,021.19	4.20	4.20	0.82

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT	13

Portfolio of Investments

Columbia Emerging Markets Bond Fund

October 31, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount		Value

Corporate Bonds & Notes(a) 10.7%
BRAZIL 2.7%
Banco BMG SA Senior Notes(b)(c)
04/15/18	8.000%		$1,500,000	$1,291,125
Banco Cruzeiro do Sul SA Senior Unsecured(b)(c)
01/20/16	8.250%		3,100,000	2,450,520
Centrais Eletricas Brasileiras SA Senior Unsecured(b)(c)
10/27/21	5.750%		5,000,000	5,175,000
Hypermarcas SA Senior Unsecured(b)(c)
04/20/21	6.500%		1,000,000	970,000
Morgan Stanley Senior Unsecured(c)
10/22/20	11.500%	BRL	3,300,000	1,840,375

Total				11,727,020
COLOMBIA 1.1%
BanColombia SA(b)(c) Senior Unsecured
06/03/21	5.950%		3,500,000	3,570,000
BanColombia SA(c) Senior Unsecured
06/03/21	5.950%		1,000,000	1,020,000

Total				4,590,000
NETHERLANDS 1.4%
Lukoil International Finance BV(b)(c)
11/05/19	7.250%		2,400,000	2,619,701
11/09/20	6.125%		2,250,000	2,297,799
06/07/22	6.656%		1,000,000	1,063,750

Total				5,981,250
PERU 0.5%
Banco de Credito del Peru Subordinated Notes(b)(c)(d)
10/15/22	7.170%	PEN	6,000,000	2,338,555
QATAR 0.5%
Qtel International Finance Ltd.(b)(c)
02/16/21	4.750%		800,000	819,591
10/19/25	5.000%		1,200,000	1,207,812

Total				2,027,403
RUSSIAN FEDERATION 2.5%
Metalloinvest Finance Ltd.(b)(c)
07/21/16	6.500%		2,000,000	1,961,161
Novatek Finance Ltd. Senior Unsecured(b)(c)
02/03/21	6.604%		4,000,000	4,062,840

Issuer	Coupon Rate	Principal Amount	Value

Corporate Bonds & Notes(a) (continued)
RUSSIAN FEDERATION (cont.)
Severstal JSC via Steel Capital SA Notes(b)(c)
07/26/16	6.250%	$1,500,000	$1,457,920
TNK-BP Finance SA(b)(c)
03/13/18	7.875%	1,000,000	1,125,979
VimpelCom Holdings BV(b)(c)
03/01/22	7.504%	2,500,000	2,343,750

Total			10,951,650
TURKEY 0.7%
Export Credit Bank of Turkey(b)(c)(e)
11/04/16	5.375%	3,000,000	2,984,700
UKRAINE 1.3%
Ferrexpo Finance PLC(b)(c)
04/07/16	7.875%	800,000	768,001
MHP SA(b)(c)
04/29/15	10.250%	3,928,000	3,601,179
Metinvest BV(b)(c)
02/14/18	8.750%	1,500,000	1,425,000

Total			5,794,180
Total Corporate Bonds & Notes (Cost: $46,574,321)			$46,394,758

Foreign Government Obligations(a) 79.8%
ARGENTINA 4.0%
Argentina Bonos(c) Senior Unsecured
10/03/15	7.000%	4,035,000	3,601,237
04/17/17	7.000%	5,935,000	4,866,700
Argentina Republic Government International Bond Senior Unsecured(c)(f)
12/15/35	0.000%	16,450,000	2,557,975
Provincia de Buenos Aires(b)(c) Senior Unsecured
10/05/15	11.750%	1,990,000	1,831,136
01/26/21	10.875%	2,780,000	2,184,008
Provincia de Cordoba Senior Unsecured(b)(c)(g)
08/17/17	12.375%	2,450,000	2,235,625

Total			17,276,681

The accompanying Notes to Financial Statements are an integral part of this statement.

14	COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT

Issuer	Coupon Rate	Principal Amount		Value

Foreign Government Obligations(a) (continued)
BRAZIL 5.0%
Banco Nacional de Desenvolvimento Economico e Social Senior Unsecured(b)(c)
06/16/18	6.369%		$950,000	$1,076,350
Brazil Notas do Tesouro Nacional (c)
01/01/12	10.000%	BRL	489,500	2,935,415
01/01/13	10.000%	BRL	1,218,100	7,288,955
Brazilian Government International Bond Senior Unsecured(c)
01/07/41	5.625%		1,800,000	2,029,500
Petrobras International Finance Co.(c)
03/15/19	7.875%		3,200,000	3,842,761
01/27/21	5.375%		3,200,000	3,330,247
01/20/40	6.875%		1,000,000	1,158,961

Total				21,662,189
COLOMBIA 5.7%
Bogota Distrito Capital Senior Unsecured(b)(c)
07/26/28	9.750%	COP	1,377,000,000	994,197
Colombia Government International Bond(c)
07/12/21	4.375%		1,500,000	1,567,500
Senior Unsecured
10/22/15	12.000%	COP	2,093,000,000	1,421,277
01/18/41	6.125%		3,600,000	4,311,253
Corp. Andina de Fomento Senior Unsecured(c)
06/04/19	8.125%		3,125,000	3,754,901
Ecopetrol SA Senior Unsecured(c)
07/23/19	7.625%		4,200,000	5,010,600
Empresas Publicas de Medellin ESP Senior Unsecured(b)(c)
02/01/21	8.375%	COP	12,188,000,000	6,747,162
Republic of Colombia Senior Unsecured(c)
06/28/27	9.850%	COP	1,000,000,000	754,946

Total				24,561,836
CROATIA 0.3%
Croatia Government International Bond Senior Unsecured(b)(c)
03/24/21	6.375%		1,500,000	1,466,289
DOMINICAN REPUBLIC 2.3%
Dominican Republic International Bond(b)(c) Senior Unsecured
04/20/27	8.625%		3,984,000	4,262,880
Dominican Republic International Bond(b)(c)(g) Senior Unsecured
05/06/21	7.500%		5,700,000	5,797,787

Total				10,060,667

Issuer	Coupon Rate	Principal Amount		Value

Foreign Government Obligations(a) (continued)
EL SALVADOR 0.7%
El Salvador Government International Bond(b)(c)
02/01/41	7.625%		$1,100,000	$1,089,011
Senior Unsecured
06/15/35	7.650%		1,810,000	1,828,100

Total				2,917,111
HONG KONG 0.2%
Mega Advance Investments Ltd.(b)(c)(g)
05/12/21	5.000%		1,000,000	1,024,740
HUNGARY 0.9%
Hungary Government International Bond(c)(g) Senior Unsecured
03/29/21	6.375%		2,400,000	2,316,000
03/29/41	7.625%		1,500,000	1,455,000

Total				3,771,000
INDONESIA 11.2%
Indonesia Government International Bond(b)(c) Senior Unsecured
01/17/38	7.750%		4,300,000	5,826,500
Indonesia Government International Bond(b)(c)(g) Senior Unsecured
05/05/21	4.875%		8,000,000	8,570,196
Indonesia Treasury Bond(c) Senior Unsecured
10/15/14	11.000%	IDR	6,000,000,000	781,156
07/15/17	10.000%	IDR	10,000,000,000	1,354,943
09/15/19	11.500%	IDR	29,400,000,000	4,415,526
11/15/20	11.000%	IDR	9,000,000,000	1,340,884
06/15/21	12.800%	IDR	6,800,000,000	1,120,243
07/15/22	10.250%	IDR	36,210,000,000	5,264,339
09/15/24	10.000%	IDR	9,000,000,000	1,296,615
09/15/25	11.000%	IDR	17,480,000,000	2,704,441
Majapahit Holding BV(b)(c)
10/17/16	7.750%		1,830,000	2,077,050
06/28/17	7.250%		1,150,000	1,291,788
08/07/19	8.000%		3,600,000	4,230,000
Majapahit Holding BV(b)(c)(g)
01/20/20	7.750%		4,900,000	5,541,938
PT Pertamina Persero(b)(c)
05/23/21	5.250%		2,000,000	2,042,481
Senior Unsecured
05/27/41	6.500%		1,000,000	1,037,523

Total				48,895,623
KAZAKHSTAN 2.2%
KazMunayGas National Co.(b)(c) Senior Unsecured
07/02/18	9.125%		4,095,000	4,995,900
05/05/20	7.000%		2,650,000	2,908,607
04/09/21	6.375%		1,500,000	1,601,250

Total				9,505,757

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT	15

Portfolio of Investments (continued)

Issuer	Coupon Rate	Principal Amount		Value

Foreign Government Obligations(a) (continued)
LATVIA 0.3%
Republic of Latvia Senior Unsecured(b)(c)
06/16/21	5.250%		$1,500,000	$1,434,335
LITHUANIA 1.5%
Lithuania Government International Bond(b)(c) Senior Unsecured
09/14/17	5.125%		1,150,000	1,159,490
02/11/20	7.375%		1,600,000	1,796,139
03/09/21	6.125%		3,600,000	3,713,049

Total				6,668,678
MEXICO 7.7%
Comision Federal de Electricidad Senior Unsecured(b)(c)
05/26/21	4.875%		1,000,000	1,020,000
Mexican Bonos(c)
12/17/15	8.000%	MXN	1,940,000	1,617,861
12/15/16	7.250%	MXN	4,801,000	3,950,055
12/14/17	7.750%	MXN	3,910,000	3,301,188
06/03/27	7.500%	MXN	6,000,000	4,788,254
Pemex Project Funding Master Trust(b)(c)
06/02/41	6.500%		2,000,000	2,145,000
Pemex Project Funding Master Trust(c)
03/01/18	5.750%		950,000	1,045,000
01/21/21	5.500%		2,500,000	2,668,750
06/15/35	6.625%		4,304,000	4,691,360
06/15/38	6.625%		2,000,000	2,180,000
Petroleos Mexicanos(b)(c)(g)
06/02/41	6.500%		4,000,000	4,290,000
Petroleos Mexicanos(c)
05/03/19	8.000%		1,600,000	1,996,000

Total				33,693,468
NAMIBIA 0.8%
Namibia International Bonds Senior Unsecured(b)(e)
11/03/21	5.500%		3,500,000	3,514,000
NIGERIA 0.6%
Nigeria Government International Bond Senior Unsecured(b)(c)
01/28/21	6.750%		2,500,000	2,628,811
PERU 2.0%
Peru Enhanced Pass-Through Finance Ltd. Pass-Thru Certificates(b)(c)(f)
05/31/18	0.000%		5,937,386	5,106,152
Peruvian Government International Bond(b)(c) Senior Unsecured
08/12/20	7.840%	PEN	1,400,000	592,781
Peruvian Government International Bond(c) Senior Unsecured
03/14/37	6.550%		2,500,000	3,112,500

Total				8,811,433

Issuer	Coupon Rate	Principal Amount		Value

Foreign Government Obligations(a) (continued)
PHILIPPINES 2.2%
Philippine Government International Bond(c) Senior Unsecured
03/30/26	5.500%		$1,500,000	$1,638,750
01/14/36	6.250%	PHP	106,000,000	2,411,633
Power Sector Assets & Liabilities Management Corp.(b)(c) Government Guaranteed
05/27/19	7.250%		1,450,000	1,721,875
12/02/24	7.390%		3,000,000	3,597,449

Total				9,369,707
POLAND 2.1%
Poland Government International Bond(c)(e) Senior Unsecured
03/23/22	5.000%		1,000,000	990,000
Poland Government International Bond(c)(g) Senior Unsecured
04/21/21	5.125%		8,000,000	8,150,000

Total				9,140,000
QATAR 0.3%
Qatar Government International Bond Senior Unsecured(b)(c)
01/20/40	6.400%		1,000,000	1,227,500
RUSSIAN FEDERATION 9.4%
AK Transneft OJSC Via TransCapitalInvest Ltd.(b)(c)
08/07/18	8.700%		3,180,000	3,887,550
Gazprom OAO Via Gaz Capital SA(b)(c) Senior Unsecured
11/22/16	6.212%		3,350,000	3,618,000
04/11/18	8.146%		850,000	989,187
03/07/22	6.510%		7,800,000	8,190,000
08/16/37	7.288%		2,950,000	3,178,625
Russian Foreign Bond — Eurobond(b)(c) Senior Unsecured
03/10/18	7.850%	RUB	60,000,000	2,038,445
Russian Foreign Bond — Eurobond(b)(c)(d)
03/31/30	7.500%		6,605,685	7,827,737
Russian Foreign Bond — Eurobond(b)(c)(g) Senior Unsecured
04/29/20	5.000%		6,000,000	6,258,000
Vnesheconombank Via VEB Finance PLC Senior Unsecured(b)(c)
11/22/25	6.800%		4,500,000	4,725,000

Total				40,712,544
SENEGAL 0.2%
Senegal Government International Bond Senior Unsecured(b)(c)
05/13/21	8.750%		1,000,000	1,030,000

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT

Issuer	Coupon Rate	Principal Amount		Value

Foreign Government Obligations(a) (continued)
SOUTH AFRICA 0.5%
South Africa Government International Bond Senior Unsecured (c)
03/08/41	6.250%		$2,000,000	$2,330,000
SOUTH KOREA 0.9%
Export-Import Bank of Korea Senior Unsecured(c)
09/15/21	4.375%		4,000,000	3,999,816
TRINIDAD AND TOBAGO 0.9%
Petroleum Co. of Trinidad & Tobago Ltd. Senior Unsecured(b)(c)
08/14/19	9.750%		3,500,000	4,081,057
TURKEY 4.9%
Turkey Government International Bond(c)
03/25/22	5.125%		4,000,000	4,005,000
01/14/41	6.000%		2,100,000	2,086,875
Senior Unsecured
11/07/19	7.500%		1,625,000	1,938,516
06/05/20	7.000%		1,300,000	1,491,750
03/30/21	5.625%		4,050,000	4,272,750
03/17/36	6.875%		3,800,000	4,208,500
05/30/40	6.750%		3,100,000	3,379,000

Total				21,382,391
UKRAINE 0.8%
City of Kyiv Via Kyiv Finance PLC Senior Unsecured(b)(c)
07/11/16	9.375%		1,100,000	836,662
Ukraine Government International Bond Senior Unsecured(b)(c)(g)
02/23/21	7.950%		2,740,000	2,654,593

Total				3,491,255
URUGUAY 5.1%
Uruguay Government International Bond(c)
11/18/22	8.000%		2,000,000	2,650,000
04/05/27	4.250%	UYU	205,835,000	15,298,645
06/26/37	3.700%	UYU	24,500,000	1,615,473
Senior Unsecured
03/21/36	7.625%		1,783,939	2,354,799

Total				21,918,917

Issuer	Coupon Rate	Principal Amount	Value

Foreign Government Obligations(a) (continued)
VENEZUELA 7.1%
Petroleos de Venezuela SA(c)
04/12/17	5.250%	$9,647,000	$5,944,964
11/02/17	8.500%	16,720,000	12,122,000
Senior Unsecured
10/28/15	5.000%	7,700,500	5,217,089
Venezuela Government International Bond(c) Senior Unsecured
02/26/16	5.750%	4,289,500	3,335,086
05/07/23	9.000%	5,550,000	3,801,750
03/31/38	7.000%	800,000	458,000

Total			30,878,889
Total Foreign Government Obligations (Cost: $325,202,488)			$347,454,694

		Shares	Value
Money Market Funds 9.9%
Columbia Short-Term Cash Fund, 0.123% (h)(i)		43,207,633	$43,207,633
Total Money Market Funds
(Cost: $43,207,633)			$43,207,633

Issuer	Effective Yield	Par/ Principal/ Shares	Value

Investments of Cash Collateral Received for Securities on Loan 2.4%
Repurchase Agreements 2.4%
Natixis Financial Products, Inc. dated 10/31/11, matures 11/01/11, repurchase price $5,000,013(j)
	0.090%	$5,000,000	$5,000,000
Nomura Securities dated 10/31/11, matures 11/01/11, repurchase price $1,000,004(j)
	0.160%	1,000,000	1,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT	17

Portfolio of Investments (continued)

Issuer	Effective Yield	Par/ Principal/ Shares	Value

Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements (cont.)
Pershing LLC dated 10/31/11, matures 11/01/11, repurchase price $1,000,005(j)
	0.180%	$1,000,000	$1,000,000
Societe Generale dated 10/31/11, matures 11/01/11, repurchase price $3,449,400(j)
	0.130%	3,449,388	3,449,388

Total			10,449,388
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $10,449,388)			$10,449,388
Total Investments
(Cost: $425,433,830)			$447,506,473
Other Assets & Liabilities, Net			(12,316,960)
Net Assets			$435,189,513

Investment in Derivatives

Credit Default Swap Contracts Outstanding at October 31, 2011
Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate	Notional Amount	Market Value	Unamortized Premium (Paid) Received	Periodic Payments Receivable (Payable)	Unrealized Appreciation	Unrealized Depreciation
JPMorgan Chase Bank, N.A.	CDX Emerging Markets Index	June 20, 2013	2.650%	$2,000,000	$(14,915)	$(134,856)	$(19,728)	$—	$(169,499)
Total								$—	$(169,499)

Credit Default Swap Contracts Outstanding at October 31, 2011
Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate	Notional Amount	Market Value	Unamortized Premium (Paid) Received	Periodic Payments Receivable (Payable)	Unrealized Appreciation	Unrealized Depreciation
Merrill Lynch Intl	CDX Emerging Markets Index	June 20, 2013	2.650%	$2,000,000	$14,915	$—	$19,728	$34,643	$—
Total								$34,643	$—

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT

Notes to Portfolio of Investments
(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2011, the value of these securities amounted to $197,456,337 or 45.30% of net assets.

(c)	Represents a foreign security. At October 31, 2011, the value of foreign securities, excluding short-term securities, amounted to $390,335,452 or 89.55% of net assets.

(d)	Variable rate security. The interest rate shown reflects the rate as of October 31, 2011.

(e)	Represents a security purchased on a when-issued or delayed delivery basis.

(f)	Zero coupon bond.

(g)	At October 31, 2011, security was partially or fully on loan.

(h)	The rate shown is the seven-day current annualized yield at October 31, 2011.

(i)	Investments in affiliates during the year ended October 31, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$8,618,153	$225,179,156	$(190,589,676)	$—	$43,207,633	$31,205	$43,207,633

(j)

The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Natixis Financial Products, Inc. (0.090%)

Security Description	Value
Cash Collateral in Lieu of Securities	$67,647
Fannie Mae Interest Strip	1,064,520
Fannie Mae REMICS	1,081,243
Freddie Mac Strips	92,461
United States Treasury Note/Bond	2,792,789
Total Market Value of Collateral Securities	$5,098,660

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT	19

Portfolio of Investments (continued)

Nomura Securities (0.160%)

Security Description	Value
Fannie Mae REMICS	$6,078
Freddie Mac REMICS	72,892
Ginnie Mae I Pool	447,095
Ginnie Mae II Pool	472,948
Government National Mortgage Association	20,987
Total Market Value of Collateral Securities	$1,020,000

Pershing LLC (0.180%)

Security Description	Value
Fannie Mae Pool	$180,484
Fannie Mae REMICS	119,585
Fannie Mae Whole Loan	577
Fannie Mae-Aces	1,116
Freddie Mac Gold Pool	190,998
Freddie Mac Non Gold Pool	172,025
Freddie Mac Reference REMIC	11,487
Freddie Mac REMICS	116,445
Ginnie Mae I Pool	82,295
Government National Mortgage Association	60,559
United States Treasury Note/Bond	84,429
Total Market Value of Collateral Securities	$1,020,000

Societe Generale (0.130%)

Security Description	Value
Fannie Mae Pool	$887,292
Fannie Mae REMICS	506,694
Freddie Mac Gold Pool	297,802
Freddie Mac Non Gold Pool	85,927
Freddie Mac REMICS	886,116
Government National Mortgage Association	854,544
Total Market Value of Collateral Securities	$3,518,375

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT

Currency Legend
BRL	Brazilian Real
COP	Colombian Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
PEN	Peru Nuevos Soles
PHP	Philippine Peso
RUB	Russian Rouble
UYU	Uruguay Pesos

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT	21

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of October 31, 2011:

	Fair Value at October 31, 2011
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total
Bonds
Corporate Bonds & Notes
Banking	$—	$8,331,645	$5,323,255	$13,654,900
All Other Industries	—	32,739,858	—	32,739,858
Foreign Government Obligations	—	342,348,542	5,106,152	347,454,694
Total Bonds	—	383,420,045	10,429,407	393,849,452
Other
Money Market Funds	43,207,633	—	—	43,207,633
Investments of Cash Collateral Received for Securities on Loan	—	10,449,388	—	10,449,388
Total Other	43,207,633	10,449,388	—	53,657,021
Investments in Securities	43,207,633	393,869,433	10,429,407	447,506,473
Derivatives(c)
Assets
Swap Contracts	—	34,643	—	34,643
Liabilities
Swap Contracts	—	(169,499)	—	(169,499)
Total	$43,207,633	$393,734,577	$10,429,407	$447,371,617

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Corporate and Foreign Government Bonds classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT	23

Portfolio of Investments (continued)

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes	Foreign Government Obligations	Total
Balance as of October 31, 2010	$2,206,576	$5,458,488	$7,665,064
Accrued discounts/premiums	580	145,616	146,196
Realized gain (loss)	—	255,932	255,932
Change in unrealized appreciation (depreciation)*	121,198	(70,989)	50,209
Sales	—	(1,963,154)	(1,963,154)
Purchases	2,994,901	1,280,259	4,275,160
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of October 31, 2011	$5,323,255	$5,106,152	$10,429,407

*	Change in unrealized appreciation (depreciation) relating to securities held at October 31, 2011 was $(24,845), which is comprised of Corporate Bonds & Notes of $49,747 and Foreign Government Obligations of $(74,592).

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT

October 31, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $371,776,809)	$393,849,452
Affiliated issuers (identified cost $43,207,633)	43,207,633
Investment of cash collateral received for securities on loan
Repurchase agreements (identified cost $10,449,388)	10,449,388
Total investments (identified cost $425,433,830)	447,506,473
Foreign currency (identified cost $1,169,940)	1,142,383
Unrealized appreciation on swap contracts	34,643
Premiums paid on outstanding credit default swap contracts	134,856
Receivable for:
Capital shares sold	1,625,689
Dividends	4,892
Interest	6,235,675
Reclaims	105,476
Prepaid expense	5,680
Total assets	456,795,767
Liabilities
Due upon return of securities on loan	10,449,388
Unrealized depreciation on swap contracts	169,499
Payable for:
Investments purchased	2,287,800
Investments purchased on a delayed delivery basis	7,488,700
Capital shares purchased	272,561
Foreign capital gains taxes deferred	703,372
Investment management fees	18,932
Distribution fees	6,572
Transfer agent fees	77,240
Administration fees	2,501
Plan administration fees	1
Other expenses	129,688
Total liabilities	21,606,254
Net assets applicable to outstanding capital stock	$435,189,513

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT	25

Statement of Assets and Liabilities

Statement of Assets and Liabilities (continued)

October 31, 2011

Represented by
Paid-in capital	$417,151,086
Undistributed net investment income	32,096
Accumulated net realized loss	(3,173,859)
Unrealized appreciation (depreciation) on:
Investments	22,072,643
Foreign currency translations	(54,225)
Swap contracts	(134,856)
Foreign capital gains tax	(703,372)
Total — representing net assets applicable to outstanding capital stock	$435,189,513
*Value of securities on loan	$10,176,764
Net assets applicable to outstanding shares
Class A	$162,047,146
Class B	$2,845,858
Class C	$19,876,977
Class I	$146,568,533
Class R4	$62,021
Class W	$67,886,498
Class Z	$35,902,480
Shares outstanding
Class A	14,297,936
Class B	251,431
Class C	1,759,296
Class I	12,924,698
Class R4	5,483
Class W	6,000,634
Class Z	3,163,301
Net asset value per share
Class A(a)	$11.33
Class B	$11.32
Class C	$11.30
Class I	$11.34
Class R4	$11.31
Class W	$11.31
Class Z	$11.35

(a)	The maximum offering price per share for Class A is $11.90. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT

Year ended October 31, 2011

Net investment income
Income:
Interest	$21,596,426
Dividends from affiliates	31,205
Income from securities lending — net	6,705
Foreign taxes withheld	(449,495)
Total income	21,184,841
Expenses:
Investment management fees	1,889,510
Distribution fees
Class A	296,587
Class B	34,679
Class C	107,474
Class W	175,801
Transfer agent fees
Class A	343,230
Class B	12,776
Class C	25,886
Class R4	43
Class W	250,078
Class Z	10,350
Administration fees	223,177
Plan administration fees
Class R4	218
Compensation of board members	8,561
Custodian fees	77,975
Printing and postage fees	91,139
Registration fees	77,200
Professional fees	32,544
Other	13,573
Total expenses	3,670,801
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(197,025)
Expense reductions	(40)
Total net expenses	3,473,736
Net investment income	17,711,105

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT	27

Statement of Operations

Statement of Operations (continued)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$3,383,260
Foreign currency transactions	(92,474)
Forward foreign currency exchange contracts	4,772
Swap contracts	(82,902)
Net realized gain	3,212,656
Net change in unrealized appreciation (depreciation) on:
Investments	(7,169,377)
Foreign currency translations	(83,104)
Swap contracts	82,902
Foreign capital gains tax	(703,372)
Net change in unrealized depreciation	(7,872,951)
Net realized and unrealized loss	(4,660,295)
Net increase in net assets resulting from operations	$13,050,810

The accompanying Notes to Financial Statements are an integral part of this statement.

28	COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT

	2011	2010(a)
Operations
Net investment income	$17,711,105	$17,267,575
Net realized gain	3,212,656	12,121,075
Net change in unrealized appreciation (depreciation)	(7,872,951)	15,872,132
Net increase in net assets resulting from operations	13,050,810	45,260,782
Distributions to shareholders from:
Net investment income
Class A	(7,750,174)	(3,468,335)
Class B	(196,832)	(188,340)
Class C	(630,862)	(95,014)
Class I	(5,953,682)	(6,006,584)
Class R4	(6,037)	(3,651)
Class W	(4,620,928)	(6,686,304)
Class Z	(639,172)	(776)
Total distributions to shareholders	(19,797,687)	(16,449,004)
Increase (decrease) in net assets from share transactions	205,552,705	(51,715,619)
Total increase (decrease) in net assets	198,805,828	(22,903,841)
Net assets at beginning of year	236,383,685	259,287,526
Net assets at end of year	$435,189,513	$236,383,685
Undistributed net investment income	$32,096	$1,960,121

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT	29

Statement of Changes in Net Assets

Statement of Changes in Net Assets (continued)

Year ended October 31,	2011		2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	13,859,323	158,782,774	5,657,021	62,561,564
Conversions from Class B	79,422	923,887	81,014	908,215
Distributions reinvested	571,149	6,453,743	281,492	3,104,397
Redemptions	(6,775,696)	(76,877,295)	(2,617,094)	(28,225,287)
Net increase	7,734,198	89,283,109	3,402,433	38,348,889
Class B shares
Subscriptions	92,140	1,049,749	208,306	2,275,298
Distributions reinvested	16,350	184,551	16,340	179,177
Conversions to Class A	(79,491)	(923,887)	(81,158)	(908,215)
Redemptions	(83,283)	(944,040)	(71,810)	(777,477)
Net increase (decrease)	(54,284)	(633,627)	71,678	768,783
Class C shares
Subscriptions	1,570,385	17,929,446	275,492	3,112,848
Distributions reinvested	40,128	451,517	7,455	82,552
Redemptions	(162,089)	(1,812,992)	(42,014)	(467,211)
Net increase	1,448,424	16,567,971	240,933	2,728,189
Class I shares
Subscriptions	10,033,486	111,973,959	878,050	9,440,113
Distributions reinvested	527,831	5,952,874	550,588	6,005,808
Redemptions	(4,320,641)	(49,447,808)	(5,018,570)	(53,789,204)
Net increase (decrease)	6,240,676	68,479,025	(3,589,932)	(38,343,283)
Class R4 shares
Subscriptions	59	692	9,071	101,123
Distributions reinvested	468	5,267	257	2,907
Redemptions	(5,676)	(63,898)	(934)	(10,710)
Net increase (decrease)	(5,149)	(57,939)	8,394	93,320
Class W shares
Subscriptions	1,785,831	20,130,576	2,099,887	22,301,741
Distributions reinvested	409,579	4,620,561	614,502	6,685,949
Redemptions	(2,537,796)	(28,817,552)	(7,690,751)	(84,422,562)
Net decrease	(342,386)	(4,066,415)	(4,976,362)	(55,434,872)
Class Z shares
Subscriptions	3,410,088	38,870,785	10,441	122,597
Distributions reinvested	45,123	506,557	65	758
Redemptions	(302,416)	(3,396,761)	—	—
Net increase	3,152,795	35,980,581	10,506	123,355
Total net increase (decrease)	18,174,274	205,552,705	(4,832,350)	(51,715,619)

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to October 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payments of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Oct. 31,
	2011	2010	2009	2008	2007
Class A
Per share data
Net asset value, beginning of period	$11.69	$10.35	$7.05	$10.57	$10.16
Income from investment operations:
Net investment income	0.68	0.76	0.53	0.61	0.59
Net realized and unrealized gain (loss)	(0.29)	1.32	3.22	(3.43)	0.39
Total from investment operations	0.39	2.08	3.75	(2.82)	0.98
Less distributions to shareholders from:
Net investment income	(0.75)	(0.74)	(0.45)	(0.61)	(0.55)
Net realized gains	—	—	—	(0.09)	(0.02)
Total distributions to shareholders	(0.75)	(0.74)	(0.45)	(0.70)	(0.57)
Net asset value, end of period	$11.33	$11.69	$10.35	$7.05	$10.57
Total return	3.58%	20.75%	54.87%	(28.44% )	9.94%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.35%	1.37%	1.37%	1.41%	1.33%
Net expenses after fees waived or expenses reimbursed(b)	1.28% (c)	1.31%	1.27%	1.40%	1.33%
Net investment income	5.91% (c)	6.93%	5.85%	6.31%	5.61%
Supplemental data
Net assets, end of period (in thousands)	$162,047	$76,725	$32,726	$9,671	$4,674
Portfolio turnover	24%	38%	62%	82%	41%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT	31

Financial Highlights (continued)

	Year ended Oct. 31,
	2011	2010	2009	2008	2007
Class B
Per share data
Net asset value, beginning of period	$11.67	$10.34	$7.05	$10.55	$10.16
Income from investment operations:
Net investment income	0.60	0.67	0.46	0.55	0.52
Net realized and unrealized gain (loss)	(0.30)	1.31	3.22	(3.42)	0.37
Total from investment operations	0.30	1.98	3.68	(2.87)	0.89
Less distributions to shareholders from:
Net investment income	(0.65)	(0.65)	(0.39)	(0.54)	(0.48)
Net realized gains	—	—	—	(0.09)	(0.02)
Total distributions to shareholders	(0.65)	(0.65)	(0.39)	(0.63)	(0.50)
Net asset value, end of period	$11.32	$11.67	$10.34	$7.05	$10.55
Total return	2.77%	19.76%	53.60%	(28.85% )	8.94%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	2.22%	2.13%	2.15%	2.19%	2.13%
Net expenses after fees waived or expenses reimbursed(b)	2.04% (c)	2.08%	2.04%	2.17%	2.13%
Net investment income	5.27% (c)	6.20%	5.28%	5.61%	4.90%
Supplemental data
Net assets, end of period (in thousands)	$2,846	$3,569	$2,420	$1,178	$1,147
Portfolio turnover	24%	38%	62%	82%	41%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT

	Year ended Oct. 31,
	2011	2010	2009	2008	2007
Class C
Per share data
Net asset value, beginning of period	$11.65	$10.32	$7.04	$10.54	$10.15
Income from investment operations:
Net investment income	0.58	0.67	0.45	0.55	0.53
Net realized and unrealized gain (loss)	(0.26)	1.32	3.22	(3.42)	0.36
Total from investment operations	0.32	1.99	3.67	(2.87)	0.89
Less distributions to shareholders from:
Net investment income	(0.67)	(0.66)	(0.39)	(0.54)	(0.48)
Net realized gains	—	—	—	(0.09)	(0.02)
Total distributions to shareholders	(0.67)	(0.66)	(0.39)	(0.63)	(0.50)
Net asset value, end of period	$11.30	$11.65	$10.32	$7.04	$10.54
Total return	2.96%	19.87%	53.57%	(28.88% )	8.94%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	2.03%	2.14%	2.13%	2.18%	2.13%
Net expenses after fees waived or expenses reimbursed(b)	2.02% (c)	2.06%	2.03%	2.16%	2.13%
Net investment income	5.11% (c)	6.14%	5.06%	5.64%	5.00%
Supplemental data
Net assets, end of period (in thousands)	$19,877	$3,622	$722	$191	$169
Portfolio turnover	24%	38%	62%	82%	41%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT	33

Financial Highlights (continued)

	Year ended Oct. 31,
	2011	2010	2009	2008	2007
Class I
Per share data
Net asset value, beginning of period	$11.69	$10.35	$7.05	$10.57	$10.16
Income from investment operations:
Net investment income	0.73	0.77	0.57	0.69	0.65
Net realized and unrealized gain (loss)	(0.27)	1.35	3.22	(3.46)	0.38
Total from investment operations	0.46	2.12	3.79	(2.77)	1.03
Less distributions to shareholders from:
Net investment income	(0.81)	(0.78)	(0.49)	(0.66)	(0.60)
Net realized gains	—	—	—	(0.09)	(0.02)
Total distributions to shareholders	(0.81)	(0.78)	(0.49)	(0.75)	(0.62)
Net asset value, end of period	$11.34	$11.69	$10.35	$7.05	$10.57
Total return	4.18%	21.19%	55.52%	(28.08% )	10.38%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.83%	0.92%	0.88%	0.91%	0.93%
Net expenses after fees waived or expenses reimbursed(b)	0.83%	0.92%	0.85%	0.91%	0.93%
Net investment income	6.43%	7.13%	6.59%	6.89%	6.14%
Supplemental data
Net assets, end of period (in thousands)	$146,569	$78,154	$106,359	$65,282	$147,109
Portfolio turnover	24%	38%	62%	82%	41%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

34	COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT

	Year ended Oct. 31,
	2011	2010	2009	2008	2007
Class R4
Per share data
Net asset value, beginning of period	$11.68	$10.35	$7.05	$10.56	$10.16
Income from investment operations:
Net investment income	0.71	0.72	0.54	0.67	0.60
Net realized and unrealized gain (loss)	(0.31)	1.35	3.23	(3.43)	0.39
Total from investment operations	0.40	2.07	3.77	(2.76)	0.99
Less distributions to shareholders from:
Net investment income	(0.77)	(0.74)	(0.47)	(0.66)	(0.57)
Net realized gains	—	—	—	(0.09)	(0.02)
Total distributions to shareholders	(0.77)	(0.74)	(0.47)	(0.75)	(0.59)
Net asset value, end of period	$11.31	$11.68	$10.35	$7.05	$10.56
Total return	3.65%	20.75%	55.14%	(27.98% )	9.97%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.17%	1.27%	1.18%	1.22%	1.24%
Net expenses after fees waived or expenses reimbursed(b)	1.13%	1.22%	1.11%	0.97%	1.24%
Net investment income	6.18%	6.52%	6.31%	6.82%	5.75%
Supplemental data
Net assets, end of period (in thousands)	$62	$124	$23	$15	$16
Portfolio turnover	24%	38%	62%	82%	41%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT	35

Financial Highlights (continued)

	Year ended Oct. 31,
	2011	2010	2009	2008	2007(a)
Class W
Per share data
Net asset value, beginning of period	$11.68	$10.34	$7.05	$10.55	$10.24
Income from investment operations:
Net investment income	0.68	0.75	0.53	0.56	0.57
Net realized and unrealized gain (loss)	(0.30)	1.32	3.21	(3.36)	0.28
Total from investment operations	0.38	2.07	3.74	(2.80)	0.85
Less distributions to shareholders from:
Net investment income	(0.75)	(0.73)	(0.45)	(0.61)	(0.52)
Net realized gains	—	—	—	(0.09)	(0.02)
Total distributions to shareholders	(0.75)	(0.73)	(0.45)	(0.70)	(0.54)
Net asset value, end of period	$11.31	$11.68	$10.34	$7.05	$10.55
Total return	3.47%	20.68%	54.69%	(28.29% )	8.49%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.45%	1.37%	1.33%	1.35%	1.33%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.30% (e)	1.37%	1.30%	1.35%	1.33%	(c)
Net investment income	5.96% (e)	6.93%	6.18%	6.08%	5.86%	(c)
Supplemental data
Net assets, end of period (in thousands)	$67,886	$74,067	$117,037	$104,386	$37,921
Portfolio turnover	24%	38%	62%	82%	41%
Notes to Financial Highlights

(a)	For the period from December 1, 2006 (commencement of operations) to October 31, 2007.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

36	COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT

	Year ended Oct. 31,
	2011	2010(a)
Class Z
Per share data
Net asset value, beginning of period	$11.69	$11.47
Income from investment operations:
Net investment income	0.68	0.07
Net realized and unrealized gain (loss)	(0.22)	0.24
Total from investment operations	0.46	0.31
Less distributions to shareholders from:
Net investment income	(0.80)	(0.09)
Total distributions to shareholders	(0.80)	(0.09)
Net asset value, end of period	$11.35	$11.69
Total return	4.16%	2.68%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.84%	1.32%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.84% (e)	0.97%	(c)
Net investment income	6.03% (e)	7.36%	(c)
Supplemental data
Net assets, end of period (in thousands)	$35,902	$123
Portfolio turnover	24%	38%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to October 31, 2010.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT	37

Notes to Financial Statements

October 31, 2011

Note	1. Organization

Columbia Emerging Markets Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource Global Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R4, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

38	COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note	2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board,

COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT	39

Notes to Financial Statements (continued)

including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

40	COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities and to shift investment exposure from one currency to another.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT	41

Notes to Financial Statements (continued)

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified negative credit event(s) take place. The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the

42	COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT

respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

At October 31, 2011, no collateral had been posted by either the Fund or the counterparty.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT	43

Notes to Financial Statements (continued)

Fair Values of Derivative Instruments at October 31, 2011

Risk Exposure Category	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Unrealized appreciation on swap contracts	$34,643	Unrealized depreciation on swap contracts	$169,499
Credit contracts	Premiums paid on outstanding credit default swap contracts	134,856
Total		$169,499		$169,499

Effect of Derivative Instruments in the Statement of Operations

for the Year Ended October 31, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Swap Contracts	Total
Credit contracts	$—	$(82,902)	$(82,902)
Foreign exchange contracts	4,772	—	$4,772
Total	$4,772	$(82,902)	$(78,130)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Swap Contracts	Total
Credit contracts	$—	$82,902	$82,902
Foreign exchange contracts	—	—	$—
Total	$—	$82,902	$82,902

Volume of Derivative Instruments for the Year Ended October 31, 2011

Contracts Opened
Forward foreign currency exchange contracts	41

Aggregate Notional Opened
Credit default swap contracts — buy protection	$—
Credit default swap contracts — sell protection	$—

44	COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise

COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT	45

Notes to Financial Statements (continued)

noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized gains and unrealized gains at the appropriate rate for those jurisdictions, as applicable.

Distributions to Shareholders

Distributions from net investment income are declared and paid monthly. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

46	COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. Ate the same time, the International Accounting Standards Board issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note	3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective July 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.530% to 0.353% as the Fund’s net assets increase. Prior to July 1, 2011, the management fee was equal to a percentage of the Fund's average daily net assets that declined from 0.72% to 0.52% as the Fund's net assets increased. The effective management fee rate for the year ended October 31, 2011 was 0.64% of the Fund’s average daily net assets.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT	47

Notes to Financial Statements (continued)

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective July 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. Prior to July 1, 2011, the administration fee was equal to a percentage of the Fund's average daily net assets that declined from 0.08% to 0.05% as the Fund's net assets increased. The effective administration fee rate for the year ended October 31, 2011 was 0.08% of the Fund's average daily net assets. Prior to January 1, 2011, Ameriprise Financial served as the Fund Administrator.

Other Fees

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended October 31, 2011, other expenses paid to this company were $1,984.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of

48	COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT

Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended October 31, 2011, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.29%
Class B	0.37
Class C	0.24
Class R4	0.05
Class W	0.36
Class Z	0.12

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2011, these minimum account balance fees reduced total expenses by $40.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT	49

Notes to Financial Statements (continued)

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $103,000 and $212,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $462,406 for Class A, $1,978 for Class B and $5,615 for Class C shares for the year ended October 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective January 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through February 28, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.28%
Class B	2.03
Class C	2.03
Class I	0.83
Class R4	1.13
Class W	1.28
Class Z	1.03

Prior to January 1, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.31%
Class B	2.08
Class C	2.07
Class I	0.92
Class R4	1.22
Class W	1.37
Class Z	1.06

50	COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note	4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended October 31, 2011, these differences are primarily due to foreign currency transactions, foreign tax credits and deferral/reversal of wash sale losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$158,557
Accumulated net realized loss	(158,557)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended October 31,	2011	2010
Ordinary Income	$19,797,687	$16,449,004
Long-Term Capital Gains	—	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,010,148
Undistributed accumulated long-term gain	—
Accumulated realized loss	(2,547,316)
Unrealized appreciation	19,575,595

COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT	51

Notes to Financial Statements (continued)

At October 31, 2011, the cost of investments for federal income tax purposes was $426,064,537 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$26,892,255
Unrealized depreciation	(5,450,319)
Net unrealized appreciation	$21,441,936

The following capital loss carryforward, determined at October 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	Amount
2017	$2,547,316

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended October 31, 2011, $2,998,338 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note	5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $238,365,398 and $64,354,815, respectively, for the year ended October 31, 2011.

52	COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT

Note	6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At October 31, 2011, securities valued at $10,176,764 were on loan, secured by cash collateral of $10,449,388 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended October 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note	7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing

COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT	53

Notes to Financial Statements (continued)

fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note	8. Shareholder Concentration

At October 31, 2011, the Investment Manager and/or affiliates owned 100% of the Fund’s Class I shares. At October 31, 2011, the Investment Manager and/or affiliates owned approximately 28% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note	9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount was increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Effective December 13, 2011, the Fund extended its revolving credit facility with the Administrative Agent. The credit facility agreement, as amended, permits collective borrowings up to $500 million. Effective December 13, 2011, interest is charged to each participating fund based on its borrowings at a rate equal to

54	COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT

the higher of (i) the overnight federal funds rate plus 1.00% (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended October 31, 2011.

Note	10. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer companies than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note	11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 10 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note	12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and

COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT	55

Notes to Financial Statements (continued)

administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

56	COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT	57

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Emerging Markets Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Emerging Markets Bond Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

58	COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Emerging Markets Bond Fund of the Columbia Funds Series Trust II at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

December 22, 2011

COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT	59

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended October 31, 2011

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	0.00%
Dividends Received Deduction for corporations	0.00%
U.S. Government Obligations	0.00%
Foreign Taxes Paid	$449,496
Foreign Source Income	$19,455,840

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

60	COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, prior to the Transaction, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve directors/trustees to sixteen for all funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT	61

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

62	COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), from September 2003 to May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT	63

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco Corporation (real estate development) and Mickel Investment Group	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas
Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	153	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)
*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

64	COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT

Interested Board Member Affiliated with Investment Manager* (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010.	153	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT	65

Board Members and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003-December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004-October 2004
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

66	COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Vice President — Asset Management, Ameriprise Financial, Inc., since July 2011; Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007-April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006-April 2010; former Co-President and Senior Managing Director, Robeco Investment Management
Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007
Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004-May 2005
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 53	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 41	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, Feb. 1998 to May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 42	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005

COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT	67

Board Members and Officers (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 42	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

68	COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

COLUMBIA EMERGING MARKETS BOND FUND — 2011 ANNUAL REPORT	69

Columbia Emerging Markets Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The
Fund is distributed by Columbia Management Investment Distributors, Inc., member
FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6398 H (12/11)

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that independent directors Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael, William A. Hawkins and John F. Maher, each qualify as audit committee financial experts.

Item 4.	Principal Accountant Fees and Services

Fee information below is disclosed for the eleven series of the registrant whose reports to stockholders are included in this annual filing. The comparative information for fiscal year ended October 31, 2010 includes fees paid by eleven series that were re-domiciled into the registrant on March 7, 2011.

(a)	Audit Fees. The fees for the years ended October 31 indicated below, charged by Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for Columbia Funds Series Trust II were as follows:

2011: $330,617	2010: $330,617

(b)	Audit-Related Fees. The fees for the years ended October 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant related to the semiannual financial statement review, the transfer agent 17Ad-13 review, and other consultations and services required to complete the audit for Columbia Funds Series Trust II were as follows:

2011: $16,763	2010: $11,415

The fees for the years ended October 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee related to an internal controls review and review of yield calculations were as follows:

2011: $185,800	2010: $0

(c)	Tax Fees. The fees for the years ended October 31 indicated below, charged by Ernst & Young LLP for tax compliance related services rendered to Columbia Funds Series Trust II were as follows:

2011: $89,178	2010: $97,218

The fees for the years ended October 31 indicated below, charged by Ernst & Young LLP for tax services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee related to tax consulting services and a subscription to a tax database were as follows:

2011: $94,620	2010: $90,000

(d)	All Other Fees. The fees for the years ended October 31 indicated below, charged by Ernst & Young LLP for additional professional services rendered to Columbia Funds Series Trust II were as follows:

2011: $0	2010: $0

The fees for the years ended October 31 indicated below, charged by Ernst & Young LLP for other services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee were as follows:

2011: $0	2010: $0

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and for the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the registrant’s Audit Committee.

(e)	(2) 100% of the services performed for items (b) through (d) above during 2011 and 2010 were pre-approved by the registrant’s Audit Committee.

(f)	Not applicable.

(g)	Non-Audit Fees. The fees for the years ended October 31 indicated below, charged by Ernst & Young LLP to the registrant for non-audit fees and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

2011: $2,561,978	2010: $2,534,594

(h)	The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. Not applicable.

Item 6.	Investments.

(a)	The registrant’s “Schedule 1 – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Columbia Funds Series Trust II

By	/s/ J. Kevin Connaughton
J. Kevin Connaughton
President and Principal Executive Officer

Date	December 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ J. Kevin Connaughton
J. Kevin Connaughton
President and Principal Executive Officer

Date	December 22, 2011

By	/s/ Michael G. Clarke
Michael G. Clarke
Treasurer and Principal Financial Officer

Date	December 22, 2011